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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07452
AIM Variable Insurance Funds

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1. Reports to Stockholders.

AIM V.I. Basic Balanced Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, AIM V.I. Basic Balanced Fund, excluding variable product issuer charges, outperformed its broad market, style-specific and peer group indexes.
     Drivers of equity performance were largely stock specific. We attribute the Fund’s outperformance versus its indexes mainly to above-market returns from several of our investments in the financials and information technology (IT) sectors. Select investments in financials were also among the largest detractors from Fund performance. The Fund’s fixed income holdings also posted gains and outperformed the Barclays Capital U.S. Aggregate Index during the year.▼
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	33.84%
Series II Shares	33.54
S&P 500 Index▼ (Broad Market Index)	26.47
Custom Basic Balanced Index■ (Style-Specific Index)	14.81
Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index▼ (Peer Group Index)	23.13

▼	Lipper Inc.; ▪ Invesco, Lipper Inc.
How we invest
We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio. Conversely, we consider selling a stock for any of the following reasons — a stock is trading significantly above our estimate of intrinsic value; a permanent, fundamental deterioration results in a reduction in estimated intrinsic value with inadequate upside potential or unexpected deterioration in financial strength; or to capitalize on a more attractive investment opportunity. The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
▪	Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.

▪	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

▪	Long-term investment results are a function of the level and growth of business value in the portfolio.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don’t own the same stocks.
     Our fixed income portfolio investment process is accomplished through the use of top-down strategies involving duration management, yield-curve positioning and sector allocation.
Market conditions and your Fund
The year 2009 was truly a tale of two markets. During the first few months of the year, equity markets declined steeply as severe problems in credit markets and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for the rest of the year. Bond yields also moved higher as economic uncertainties appeared to be stabilizing. The expanded risk appetites shifted demand from Treasuries to non-government securities during the year.
     In this environment, sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     While financial-market stress has eased significantly, we believe overall equity market valuations remain attractive. Our investment results can be lumpy during periods like this, but historically these types of markets have yielded attractive opportunities for future capital growth.
     ASML, the world’s leading provider of lithography systems for the semiconductor industry, was among the Fund’s top contributors during the year. Despite a difficult business environment, a recent sales rebound and improved cost trends returned the company to profitability and improved its outlook for 2010.
     The financials sector outperformed during much of 2009 as investors contemplated an eventual end, or at least an abatement, to the global credit crisis. Our investments in Morgan Stanley and XL Capital posted double-and triple-digit gains, respectively, and made significant contributions to Fund performance. Morgan Stanley’s stock rose by over 90% during the year. Investors reacted favorably to the announcement of a joint venture between the company and Citigroup in which Morgan Stanley bought Citi’s Smith Barney unit and combined it with its own global wealth management group. The new joint venture, called Morgan Stanley Smith Barney, is the industry’s leading wealth management business.
Portfolio Composition
By security type, based on total investments

Common Stocks & Other Equity Interests	72.8%
Bonds & Notes	10.2
U.S. Government Sponsored
Mortgage-Backed Securities	8.1
Asset-Backed Securities	4.7
U.S. Treasury Securities	2.1
U.S. Government Sponsored
Agency Securities	0.4
Money Market Funds	1.7

Total Net Assets	$34.4million

Total Number of Holdings*	196
Top 10 Equity Holdings*

1. ASML Holding N.V.	3.9%
2. UnitedHealth Group Inc.	3.1
3. Moody’s Corp.	2.7
4. XL Capital Ltd.-Class A	2.5
5. Robert Half International, Inc.	2.5
6. Bank of America Corp.	2.4
7. American Express Co.	2.4
8. Omnicom Group Inc.	2.3
9. Dell Inc.	2.2
10 Illinois Tool Works Inc.	2.1
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Basic Balanced Fund

     After declining significantly in 2008 due to credit-related issues, specialty insurance provider XL Capital’s stock rebounded from its early-2009 lows, gaining over 400% during the year as investor concerns abated. We continue to believe the company is undervalued despite its significant rebound.
     In addition to these investments, a legal settlement the Fund received from the Tyco International class action lawsuit was a meaningful contributor to 2009 results. The legal settlement was in addition to the stock’s 65% gain during 2009.
     While many financial stocks performed well, Citigroup’s stock fell by more than 45% during the year. In February, Citigroup took the dramatic step of recapitalizing the company via a preferred-for-common exchange. The result bolstered Citigroup’s capital position to among the strongest in the world, but diluted our estimate of per-share intrinsic value severely.
     The Fund’s fixed income holdings also posted gains during the year and outperformed the Barclays Capital U.S. Aggregate Index.1 The outperformance was mainly due to our overweight positions in investment grade corporate bonds and structured securities. An underweight position in U.S. government securities also aided relative performance as investor preference for credit risk dampened demand for U.S. government bonds.
     Our valuation analysis suggested the recent market stress produced some of the most compelling valuation opportunities in recent history. As a consequence, our turnover was higher than normal during the year as we tried to exploit those opportunities.
Context for results
The crisis environment that characterized 2008 and part of 2009 has abated since the market’s March low. This process was favorable to the Fund and shifted investor attention to the valuation opportunities created by the crisis and exploited by our investment process. We continue to believe the valuation opportunity captured by the Fund remains very attractive despite record appreciation since March 2009. But a self-sustaining economic recovery is a necessary precondition to further normalization of equity values.
     Since the market low in March, valuation spreads have tightened from record-wide levels and, consequently, the difference between price and our estimate of portfolio value also has declined. However, despite the sharp market increase, the Fund’s price-to-value ratio remains very attractive versus history, but substantially less than at the recent market low. Shareholders should not expect the magnitude of recent outperformance to be repeated in the next 12 months. While we think portfolio values remain compelling, the next phase of any market recovery could prove more muted.
Portfolio assessment
We believe the single most important indicator of the way the Fund is positioned for potential future success is not our historical investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value — the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     At the close of the quarter, the difference between the market price and the estimated intrinsic value of the Fund remained high versus history, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may cause above-average capital appreciation as capital markets normalize.
In closing
Markets experienced a strong recovery during 2009, and the Fund significantly outperformed its indexes. While we do not expect a repeat of 2009’s results in 2010, we do believe the Fund’s price-to-value ratio remains very attractive versus history.
     We continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Bret Stanley
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Basic Balanced Fund. He began his investment career in 1988. Mr. Stanley earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Basic Balanced Fund. She joined Invesco Aim in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Chuck Burge
Senior portfolio manager, is manager of AIM V.I. Basic Balanced Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Basic Balanced Fund. He began his investment career in 1996 and joined Invesco Aim in 2000. Mr. Coleman earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Matthew Seinsheimer
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. Basic Balanced Fund. He began his investment career in 1992 and joined Invesco Aim in 1998. He earned a B.B.A. in finance from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. Basic Balanced Fund. He began his investment career in 1989 and joined Invesco Aim in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.
Assisted by the Basic Value Team
AIM V.I. Basic Balanced Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/98, Fund data from 5/1/98

1. Lipper Inc.
2. Invesco, Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/1/98)	1.32%
10 Years	–1.45
5 Years	-0.36
1 Year	33.84

Series II Shares
10 Years	-1.68%
5 Years	-0.61
1 Year	33.54
Series II shares’ inception date is January 24, 2002. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 1, 1998. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.91% and 1.16%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.35% and 1.60%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Basic Balanced Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.
AIM V.I. Basic Balanced Fund

AIM V.I. Basic Balanced Fund’s investment objective is long-term growth of capital and current income.
▪	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
     Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Custom Basic Balanced Index, created by Invesco Aim to serve as a benchmark for AIM Basic Balanced Fund, is composed of the following indexes: Russell 1000® Value (60%) and Barclays Capital U.S. Aggregate (40%). The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. An investment cannot be made directly in an index.
     The Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate variable insurance underlying funds tracked by Lipper.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Basic Balanced Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–72.77%
Advertising–4.06%
Interpublic Group of Cos., Inc. (The)(b)	82,907	$611,854

Omnicom Group Inc.	20,117	787,580

		1,399,434

Asset Management & Custody Banks–1.38%
State Street Corp.	10,887	474,020

Brewers–1.13%
Molson Coors Brewing Co.–Class B	8,631	389,776

Casinos & Gaming–1.50%
International Game Technology	27,607	518,183

Communications Equipment–1.83%
Nokia Corp.–ADR (Finland)	49,054	630,344

Computer Hardware–2.15%
Dell Inc.(b)	51,596	740,919

Construction Materials–1.33%
Cemex S.A.B. de C.V.–ADR (Mexico)(b)	38,777	458,344

Consumer Finance–3.44%
American Express Co.	20,111	814,898

SLM Corp.(b)	32,833	370,028

		1,184,926

Data Processing & Outsourced Services–2.89%
Alliance Data Systems Corp.(b)	9,652	623,423

Western Union Co. (The)	19,656	370,515

		993,938

Diversified Capital Markets–1.10%
UBS AG (Switzerland)(b)	24,428	378,878

Education Services–0.30%
Apollo Group, Inc.–Class A(b)	1,684	102,017

Electronic Manufacturing Services–3.40%
Flextronics International Ltd. (Singapore)(b)	71,563	523,125

Tyco Electronics Ltd. (Switzerland)	26,341	646,672

		1,169,797

General Merchandise Stores–1.79%
Target Corp.	12,764	617,395

Health Care Equipment–1.00%
Baxter International Inc.	5,870	344,452

Home Improvement Retail–1.48%
Home Depot, Inc. (The)	17,607	509,371

Hotels, Resorts & Cruise Lines–0.86%
Marriott International, Inc.–Class A	10,809	294,545

Household Appliances–1.07%
Whirlpool Corp.	4,581	369,503

Human Resource & Employment Services–2.48%
Robert Half International, Inc.	31,959	854,264

Industrial Conglomerates–1.37%
Tyco International Ltd.	13,220	471,690

Industrial Machinery–3.64%
Illinois Tool Works Inc.	15,066	723,017

Ingersoll-Rand PLC (Ireland)	14,850	530,739

		1,253,756

Investment Banking & Brokerage–1.61%
Morgan Stanley	18,681	552,958

Managed Health Care–5.04%
Aetna Inc.	20,861	661,294

UnitedHealth Group Inc.	35,298	1,075,883

		1,737,177

Movies & Entertainment–0.89%
Walt Disney Co. (The)	9,540	307,665

Oil & Gas Drilling–0.42%
Transocean Ltd.(b)	1,759	145,645

Oil & Gas Equipment & Services–2.69%
Halliburton Co.	15,128	455,202

Weatherford International Ltd.(b)	26,207	469,367

		924,569

Other Diversified Financial Services–5.18%
Bank of America Corp.	55,670	838,390

Citigroup Inc.	73,749	244,109

JPMorgan Chase & Co.	16,795	699,848

		1,782,347

Packaged Foods & Meats–0.95%
Unilever N.V. (Netherlands)	10,069	327,935

Property & Casualty Insurance–2.52%
XL Capital Ltd.–Class A	47,359	868,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

	Shares	Value

Regional Banks–1.20%
Fifth Third Bancorp	42,480	$414,180

Research & Consulting Services–1.01%
Dun & Bradstreet Corp.	4,118	347,436

Semiconductor Equipment–5.96%
ASML Holding N.V. (Netherlands)	39,881	1,354,622

KLA-Tencor Corp.	19,277	697,056

		2,051,678

Specialized Finance–2.73%
Moody’s Corp.	35,039	939,045

Specialty Stores–1.50%
Staples, Inc.	20,983	515,972

Systems Software–2.87%
CA, Inc.	14,638	328,770

Microsoft Corp.	21,668	660,657

		989,427

Total Common Stocks & Other Equity Interests (Cost $23,469,178)		25,059,676

	Principal
	Amount
Bonds & Notes–10.24%
Aerospace & Defense–0.15%
BAE Systems Holdings Inc., Sr. Unsec. Gtd. Notes, 4.95%, 06/01/14(c)	$20,000	20,566

6.38%, 06/01/19(c)	30,000	31,943

		52,509

Airlines–0.06%
Delta Air Lines, Inc., Series A, Pass Through Ctfs., 7.75%, 12/17/19	20,000	20,687

Asset Management & Custody Banks–0.05%
Bank of New York Mellon Corp. (The), Sr. Unsec. Notes, 4.30%, 05/15/14	15,000	15,804

Automotive Retail–0.19%
AutoZone Inc., Sr. Unsec. Unsub. Notes, 5.88%, 10/15/12	60,000	65,003

Brewers–0.15%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Unsub. Notes, 5.38%, 01/15/20(c)	50,000	51,032

Broadcasting–0.27%
COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(c)	30,000	36,838

Sr. Unsec. Global Notes, 5.45%, 12/15/14	20,000	21,479

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(c)	35,000	36,415

		94,732

Cable & Satellite–0.03%
Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Notes, 5.00%, 02/01/20	10,000	9,764

Consumer Finance–0.06%
Capital One Bank USA N.A., Sr. Unsec. Global Notes, 5.75%, 09/15/10	20,000	20,602

Diversified Banks–0.73%
Barclays Bank PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.75%, 05/22/19	55,000	61,974

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Unsub. Floating Rate Medium-Term Euro Notes, 3.78%, 04/17/14(d)	58,500	61,094

Standard Chartered PLC (United Kingdom), Sr. Notes, 5.50%, 11/18/14(c)	100,000	105,473

Wachovia Corp.–Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	20,000	21,414

		249,955

Electric Utilities–0.65%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	15,000	15,675

DCP Midstream LLC, Sr. Unsec. Notes, 7.88%, 08/16/10	85,000	88,625

Ohio Power Co., Series 1, Sr. Unsec. Notes, 5.38%, 10/01/21	50,000	50,831

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	50,000	52,780

Virginia Electric & Power Co., Sr. Unsec. Unsub. Notes, 5.00%, 06/30/19	15,000	15,188

		223,099

Gold–0.29%
Barrick Australian Finance Pty Ltd. (Australia), Unsec. Gtd. Unsub. Global Notes, 4.95%, 01/15/20	50,000	49,478

Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/19	50,000	50,342

		99,820

Health Care Distributors–0.08%
CareFusion Corp., Sr. Unsec. Notes, 6.38%, 08/01/19(c)	25,000	27,123

Health Care Equipment–0.09%
Boston Scientific Corp., Sr. Unsec. Unsub. Notes, 6.00%, 01/15/20	30,000	30,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

	Principal
	Amount	Value

Health Care Services–0.22%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	$70,000	$76,827

Hotels, Resorts & Cruise Lines–0.21%
Hyatt Hotels Corp., Sr. Unsec. Unsub. Notes, 5.75%, 08/15/15(c)	70,000	72,205

Housewares & Specialties–0.06%
Newell Rubbermaid Inc., Sr. Unsec. Unsub. Notes, 4.00%, 05/01/10	20,000	20,170

Integrated Telecommunication Services–1.01%
AT&T Inc., Sr. Unsec. Unsub. Global Notes, 6.55%, 02/15/39	25,000	26,522

British Telecommunications PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 9.13%, 12/15/10	50,000	53,582

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Unsub. Global Notes, 3.75%, 05/20/11	60,000	61,924

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 05/15/16	40,000	43,800

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Unsub. Global Bonds, 8.00%, 10/01/10	40,000	41,936

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Unsub. Global Notes, 4.88%, 10/01/10	40,000	40,950

Windstream Georgia Communications Corp., Sr. Unsec. Deb., 6.50%, 11/15/13	79,000	78,161

		346,875

Investment Banking & Brokerage–0.49%
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	40,000	43,018

Series F, Sr. Unsec. Medium-Term Global Notes, 5.95%, 12/28/17	100,000	104,414

TD Ameritrade Holding Corp., Sr. Unsec. Gtd. Unsub. Notes, 4.15%, 12/01/14	20,000	19,797

		167,229

Life & Health Insurance–0.58%
MetLife Inc., Sr. Unsec. Global Notes, 7.72%, 02/15/19	75,000	88,103

Monumental Global Funding II, Sr. Sec. Unsub. Notes, 5.65%, 07/14/11(c)	25,000	25,994

Protective Life Corp., Sr. Unsec. Notes, 7.38%, 10/15/19	50,000	50,358

Prudential Financial Inc., Series D, Sr. Unsec. Unsub. Medium-Term Notes, 7.38%, 06/15/19	30,000	33,921

		198,376

Managed Health Care–0.14%
UnitedHealth Group Inc., Sr. Unsec. Unsub. Notes, 5.25%, 03/15/11	45,000	46,850

Mortgage Backed Securities–0.37%
U.S. Bank N.A., Sr. Unsec. Unsub. Medium-Term Global Notes, 5.92%, 05/25/12	119,237	126,658

Movies & Entertainment–0.10%
Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 07/01/18	30,000	33,180

Multi-Line Insurance–0.13%
Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(c)	45,000	44,352

Multi-Utilities–0.23%
Dominion Resources Inc., Sr. Unsec. Unsub. Notes, 5.20%, 08/15/19	30,000	30,489

Massachusetts Electric Co., Sr. Unsec. Notes, 5.90%, 11/15/39(c)	50,000	49,656

		80,145

Oil & Gas Exploration & Production–0.39%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	70,000	80,458

EOG Resources Inc., Sr. Unsec. Unsub. Notes, 5.63%, 06/01/19	35,000	37,614

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Unsub. Global Notes, 6.88%, 01/20/40	15,000	15,344

		133,416

Oil & Gas Storage & Transportation–0.29%
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	50,000	50,827

Transcontinental Gas Pipe Line Co. LLC, Series B, Sr. Unsec. Unsub. Global Notes, 7.00%, 08/15/11	45,000	48,552

		99,379

Other Diversified Financial Services–1.52%
Bank of America Corp., Sr. Unsec. Unsub. Global Notes, 6.50%, 08/01/16	20,000	21,609

Bear Stearns Cos. LLC (The), Sr. Unsec. Unsub. Floating Rate Notes, 0.68%, 07/19/10(d)	180,000	180,415

Citigroup Inc., Sr. Unsec. Medium-Term Notes, 5.50%, 10/15/14	40,000	40,649

Countrywide Home Loans Inc., Series L, Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes, 4.00%, 03/22/11	15,000	15,470

General Electric Capital Corp., Sr. Unsec. Unsub. Global Notes, 5.90%, 05/13/14	75,000	81,859

JPMorgan Chase & Co., Sr. Unsec. Unsub. Global Notes, 4.75%, 05/01/13	65,000	68,702

6.30%, 04/23/19	20,000	22,202

Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	85,000	92,006

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04; Cost $90,000)(c)(d)(e)(f)	90,000	293

		523,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

	Principal
	Amount	Value

Packaged Foods & Meats–0.09%
Kraft Foods Inc., Sr. Unsec. Unsub. Global Notes, 5.63%, 11/01/11	$30,000	$31,941

Paper Packaging–0.12%
Bemis Co. Inc., Sr. Unsec. Unsub. Notes, 5.65%, 08/01/14	40,000	42,747

Paper Products–0.08%
International Paper Co., Sr. Unsec. Unsub. Global Bonds, 7.50%, 08/15/21	25,000	28,026

Pharmaceuticals–0.11%
Mead Johnson Nutrition Co., Sr. Unsec. Gtd. Unsub. Notes, 4.90%, 11/01/19(c)	40,000	39,345

Property & Casualty Insurance–0.07%
CNA Financial Corp., Sr. Unsec. Unsub. Notes, 7.35%, 11/15/19	25,000	25,224

Publishing–0.12%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 08/01/11	40,000	42,866

Regional Banks–0.18%
PNC Capital Trust C, Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd. Capital Securities, 0.83%, 06/01/28(d)	100,000	61,293

Research & Consulting Services–0.39%
ERAC USA Finance Co., Unsec. Gtd. Notes, 5.80%, 10/15/12(c)	130,000	136,182

Retail REIT’s–0.09%
WT Finance Aust Pty Ltd./ Westfield Capital/WEA Finance LLC, Sr. Unsec. Gtd. Notes, 4.38%, 11/15/10(c)	30,000	30,588

Soft Drinks–0.07%
Coca-Cola Amatil Ltd. (Australia), Sr. Gtd. Notes, 3.25%, 11/02/14(c)	25,000	24,767

Steel–0.17%
ArcelorMittal (Luxembourg), Sr. Unsec. Unsub. Global Notes, 9.00%, 02/15/15	15,000	17,494

7.00%, 10/15/39	40,000	42,401

		59,895

Trading Companies & Distributors–0.06%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	20,000	20,551

Wireless Telecommunication Services–0.15%
American Tower Corp., Sr. Unsec. Notes, 4.63%, 04/01/15(c)	30,000	30,320

Vodafone Group PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 5.50%, 06/15/11	20,000	21,114

		51,434

Total Bonds & Notes (Cost $3,503,743)		3,524,684

U.S. Government Sponsored Mortgage-Backed Securities–8.08%
Federal Home Loan Mortgage Corp. (FHLMC)–2.03%
Pass Through Ctfs., 7.00%, 06/01/15 to 06/01/32	77,417	85,909

7.50%, 11/01/30 to 05/01/31	14,788	16,623

6.50%, 08/01/32	3,980	4,299

5.50%, 01/01/35 to 02/01/37	410,456	431,695

Pass Through Ctfs., TBA, 4.50%, 01/01/40(g)	160,000	159,650

		698,176

Federal National Mortgage Association (FNMA)–5.09%
Pass Through Ctfs., 7.50%, 11/01/15 to 03/01/31	71,628	82,203

7.00%, 02/01/16 to 09/01/32	21,237	23,284

6.50%, 07/01/16 to 10/01/35	65,433	71,424

6.00%, 01/01/17 to 03/01/37	254,318	270,198

5.50%, 03/01/21	972	1,031

8.00%, 08/01/21 to 12/01/23	12,542	14,238

Pass Through Ctfs., TBA, 4.00%, 01/01/25(g)	50,000	50,305

4.50%, 01/01/25 to 01/01/40(g)	250,000	254,156

5.00%, 01/01/25 to 01/01/40(g)	600,000	617,641

5.50%, 01/01/40(g)	200,000	209,375

6.00%, 01/01/40(g)	150,000	158,883

		1,752,738

Government National Mortgage Association (GNMA)–0.96%
Pass Through Ctfs., 7.50%, 06/15/23 to 10/15/31	28,354	31,990

8.50%, 11/15/24	28,750	33,168

8.00%, 08/15/25	7,578	8,705

6.50%, 03/15/29 to 01/15/37	238,820	257,915

		331,778

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $2,726,499)		2,782,692

Asset-Backed Securities–4.74%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.52%, 08/25/33(d)	43,430	39,963

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	80,000	78,136

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	45,000	43,116

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.46%, 03/11/39(d)	100,000	97,918

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	50,000	49,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

	Principal
	Amount	Value

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	$80,000	$86,236

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	50,000	50,772

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	50,000	49,760

Citigroup Mortgage Loan Trust Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.11%, 08/25/34(d)	102,366	97,587

Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	53,842	53,141

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	125,000	121,205

Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	45,000	45,845

LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, Pass Through Ctfs., 6.53%, 07/14/16(c)	80,000	84,273

Morgan Stanley Capital I, Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.21%, 11/14/42(d)	60,000	59,249

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	80,000	78,156

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	50,151	51,372

Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4, Pass Through Ctfs., 5.22%, 11/15/11	24,632	24,834

Option One Mortgage Securities Corp., Series 2007-4A, Floating Rate Notes, 0.33%, 04/25/12 (Acquired 05/11/07; Cost $47,228)(c)(d)	47,228	18,891

Structured Asset Securities Corp., Series 2007-OSI, Class A2, Floating Rate Pass Through Ctfs., 0.32%, 06/25/37(d)	82,154	74,803

USAA Auto Owner Trust, Series 2006-2, Class A4, Pass Through Ctfs., 5.37%, 02/15/12	28,293	28,620

Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	80,000	81,772

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	100,000	97,367

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.21%, 10/15/44(d)	40,000	39,868

WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.85%, 08/25/33(d)	80,415	74,656

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.46%, 07/25/34(d)	28,229	27,057

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 3.24%, 12/25/34(d)	84,508	79,423

Total Asset-Backed Securities (Cost $1,584,384)		1,633,820

U.S. Treasury Securities–2.05%
U.S. Treasury Notes–1.31%
1.50%, 12/31/13(h)	260,000	253,216

3.63%, 08/15/19	200,000	196,781

		449,997

U.S. Treasury Bonds–0.74%
5.38%, 02/15/31	195,000	215,688

4.50%, 08/15/39	40,000	39,138

		254,826

Total U.S. Treasury Securities (Cost $731,802)		704,823

U.S. Government Sponsored Agency Securities–0.37%
Federal National Mortgage Association (FNMA)–0.37%
Unsec. Global Notes, 2.63%, 11/20/14 (Cost $129,316)	130,000	128,944

	Shares
Money Market Funds–4.75%
Liquid Assets Portfolio–Institutional Class(i)	817,852	817,852

Premier Portfolio–Institutional Class(i)	817,852	817,852

Total Money Market Funds (Cost $1,635,704)		1,635,704

TOTAL INVESTMENTS–103.00% (Cost $33,780,626)		35,470,343

OTHER ASSETS LESS LIABILITIES–(3.00)%		(1,034,375)

NET ASSETS–100.00%		$34,435,968

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $866,256, which represented 2.52% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2009.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2009 represented 0.00% of the Fund’s Net Assets.
(f)	Perpetual bond with no specified maturity date.
(g)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $32,144,922)	$33,834,639

Investments in affiliated money market funds, at value and cost	1,635,704

Total investments, at value (Cost $33,780,626)	35,470,343

Cash	11,478

Foreign currencies, at value (Cost $29)	29

Receivables for:
Investments sold	553,559

Variation margin	1,003

Dividends and interest	81,793

Investment for trustee deferred compensation and retirement plans	26,095

Total assets	36,144,300

Liabilities:
Payables for:
Investments purchased	1,591,383

Fund shares reacquired	9,213

Accrued fees to affiliates	28,665

Accrued other operating expenses	44,446

Trustee deferred compensation and retirement plans	34,625

Total liabilities	1,708,332

Net assets applicable to shares outstanding	$34,435,968

Net assets consist of:
Shares of beneficial interest	$52,439,410

Undistributed net investment income	565,392

Undistributed net realized gain (loss)	(20,265,546)

Unrealized appreciation	1,696,712

$34,435,968

Net Assets:
Series I	$31,252,709

Series II	$3,183,259

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,594,958

Series II	367,609

Series I:
Net asset value per share	$8.69

Series II:
Net asset value per share	$8.66

Statement of Operations

For the year ended December 31, 2009

Investment income:
Interest	$512,882

Dividends (net of foreign withholding taxes of $9,942)	398,023

Dividends from affiliated money market funds	9,649

Total investment income	920,554

Expenses:
Advisory fees	233,130

Administrative services fees	112,052

Custodian fees	15,133

Distribution fees — Series II	7,142

Transfer agent fees	9,399

Trustees’ and officers’ fees and benefits	20,730

Professional services fees	52,765

Other	23,578

Total expenses	473,929

Less: Fees waived	(186,272)

Net expenses	287,657

Net investment income	632,897

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(36,057))	(4,973,379)

Foreign currencies	1,704

Futures contracts	(25,539)

Swap agreements	(67,891)

(5,065,105)

Change in net unrealized appreciation (depreciation) of:
Investment securities	13,443,957

Foreign currencies	(66)

Futures contracts	(10,023)

Swap agreements	60,365

13,494,233

Net realized and unrealized gain	8,429,128

Net increase in net assets resulting from operations	$9,062,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$632,897	$1,486,455

Net realized gain (loss)	(5,065,105)	(4,422,833)

Change in net unrealized appreciation (depreciation)	13,494,233	(18,183,564)

Net increase (decrease) in net assets resulting from operations	9,062,025	(21,119,942)

Distributions to shareholders from net investment income:
Series I	(1,432,717)	(1,806,595)

Series II	(137,986)	(174,919)

Total distributions from net investment income	(1,570,703)	(1,981,514)

Share transactions-net:
Series I	(3,151,421)	(10,390,808)

Series II	(329,105)	(377,217)

Net increase (decrease) in net assets resulting from share transactions	(3,480,526)	(10,768,025)

Net increase (decrease) in net assets	4,010,796	(33,869,481)

Net assets:
Beginning of year	30,425,172	64,294,653

End of year (includes undistributed net investment income of $565,392 and $1,524,533, respectively)	$34,435,968	$30,425,172

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Basic Balanced Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital and current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Basic Balanced Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

AIM V.I. Basic Balanced Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed,

AIM V.I. Basic Balanced Fund

realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

AIM V.I. Basic Balanced Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.75%

Over $150 million	0.50%

  Through December 31, 2009, the Adviser had contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $150 million	0.62%

Next $4.85 billion	0.50%

Next $5 billion	0.475%

Over $10 billion	0.45%

  Effective January 1, 2010, through at least April 30, 2011, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.62%

Next $250 million	0.605%

Next $500 million	0.59%

Next $1.5 billion	0.575%

Next $2.5 billion	0.56%

Next $2.5 billion	0.545%

Next $2.5 billion	0.53%

Over $10 billion	0.515%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $186,272.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $62,052 for services provided by insurance companies.

AIM V.I. Basic Balanced Fund

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$25,340,758	$1,354,622	$—	$26,695,380

U.S. Treasury Debt Securities	—	704,823	—	704,823

U.S. Government Sponsored Agency Securities	—	2,911,636	—	2,911,636

Corporate Debt Securities	—	3,524,684	—	3,524,684

Asset-Backed Securities	—	1,633,820	—	1,633,820

	25,340,758	10,129,585	—	35,470,343

Other Investments*	7,061			7,061

Total Investments	$25,347,819	$10,129,585	$—	$35,477,404

*	Other Investments includes futures, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$19,052	$(11,991)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

AIM V.I. Basic Balanced Fund

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$(67,891)

Interest rate risk	(25,539)	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$60,365

Interest rate risk	(10,023)	—

Total	$(35,562)	$(7,526)

*	The average value of futures and swap agreements outstanding during the period was $623,643 and $1,291,667, respectively.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	4	March-2010/Long	$865,063	$(3,884)

U.S. Treasury 5 Year Notes	1	March-2010/Long	114,383	(1,824)

U.S. Treasury Long Bonds	1	March-2010/Long	115,375	(6,283)

Subtotal			$1,094,821	$(11,991)

U.S. Treasury 10 Year Notes	5	March-2010/Short	(577,266)	19,052

Total			$517,555	$7,061

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $151,114 and securities sales of $162,669, which resulted in net realized gains (losses) of $(36,057).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,835 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

AIM V.I. Basic Balanced Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$1,570,703	$1,981,514

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$604,144

Net unrealized appreciation — investments	920,447

Net unrealized appreciation (depreciation) — other investments	(65)

Temporary book/tax differences	(36,627)

Post-October deferrals	(42,950)

Capital loss carryforward	(19,448,391)

Shares of beneficial interest	52,439,410

Total net assets	$34,435,968

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$10,514,572

December 31, 2016	3,766,236

December 31, 2017	5,167,583

Total capital loss carryforward	$19,448,391

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $15,977,702 and $20,533,496, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,637,796

Aggregate unrealized (depreciation) of investment securities	(2,717,349)

Net unrealized appreciation of investment securities	$920,447

Cost of investments for tax purposes is $34,549,896.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage-backed securities and swap agreements, on December 31, 2009, undistributed net investment income was decreased by $21,335, undistributed net realized gain (loss) was increased by $21,335. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Basic Balanced Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	349,171	$2,595,538	213,379	$1,989,301

Series II	32,625	248,311	39,073	381,508

Issued as reinvestment of dividends:
Series I	168,555	1,432,717	265,676	1,806,595

Series II	16,291	137,986	25,837	174,919

Reacquired:
Series I	(972,587)	(7,179,676)	(1,426,183)	(14,186,704)

Series II	(98,463)	(715,402)	(99,172)	(933,644)

Net increase (decrease) in share activity	(504,408)	$(3,480,526)	(981,390)	$(10,768,025)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$6.81	$0.15	$2.14	$2.29	$(0.41)	$8.69	33.84%	$31,253	0.90	%(d)	1.50	%(d)	2.06	%(d)	57%
Year ended 12/31/08	11.81	0.31	(4.84)	(4.53)	(0.47)	6.81	(38.32)	27,596	0.91		1.35		3.11		50
Year ended 12/31/07	11.92	0.28	(0.01)	0.27	(0.38)	11.81	2.20	59,000	0.91		1.18		2.31		47
Year ended 12/31/06	10.99	0.25	0.91	1.16	(0.23)	11.92	10.55	84,212	0.91		1.15		2.16		44
Year ended 12/31/05	10.59	0.18	0.38	0.56	(0.16)	10.99	5.29	90,633	0.95		1.15		1.68		44

Series II
Year ended 12/31/09	6.78	0.13	2.13	2.26	(0.38)	8.66	33.54	3,183	1.15	(d)	1.75	(d)	1.81	(d)	57
Year ended 12/31/08	11.73	0.28	(4.79)	(4.51)	(0.44)	6.78	(38.46)	2,829	1.16		1.60		2.86		50
Year ended 12/31/07	11.84	0.25	(0.01)	0.24	(0.35)	11.73	1.94	5,295	1.16		1.43		2.06		47
Year ended 12/31/06	10.91	0.22	0.91	1.13	(0.20)	11.84	10.36	5,878	1.16		1.40		1.91		44
Year ended 12/31/05	10.53	0.15	0.37	0.52	(0.14)	10.91	4.91	5,870	1.20		1.40		1.43		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $28,227 and $2,857 for Series I and Series II shares, respectively.

AIM V.I. Basic Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Basic Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Balanced Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Basic Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,223.40	$5.04	$1,020.67	$4.58	0.90%

Series II	1,000.00	1,223.50	6.45	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Basic Balanced Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	32.71%
U.S. Treasury Obligations*	1.09%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Basic Balanced Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President,
		AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Basic Value Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, AIM V.I. Basic Value Fund, excluding variable product issuer charges, outperformed the S&P 500 Index, the Russell 1000 Value Index and the Lipper VUF Large-Cap Value Funds Index.
     Drivers of performance were largely stock specific. We attribute the Fund’s outperformance versus its indexes mainly to above-market returns from several of our investments in the financials and information technology sectors. Select investments in financials were also among the largest detractors from Fund performance during the year.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	48.00%
Series II Shares	47.74
S&P 500 Index▼ (Broad Market Index)	26.47
Russell 1000 Value Index▼ (Style-Specific Index)	19.69
Lipper VUF Large-Cap Value Funds Index▼ (Peer Group Index)	23.53

▼	Lipper Inc.
How we invest
We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio. Conversely, we consider selling a stock for any of the following reasons — a stock is trading significantly above our estimate of intrinsic value; a permanent, fundamental deterioration results in a reduction in estimated intrinsic value with inadequate upside potential or unexpected deterioration in financial strength; or to capitalize on a more attractive investment opportunity. The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■	Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.

■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

■	Long-term investment results are a function of the level and growth of business value in the portfolio.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don’t own the same stocks.
Market conditions and your Fund
The year 2009 was truly a tale of two markets. During the first few months of the year, equity markets declined steeply as severe problems in the credit markets and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009, and rallied strongly for the rest of the year.
     In this environment, sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     While financial-market stress has eased significantly, we believe overall equity market valuations remain attractive. Our investment results can be lumpy during periods like this, but historically these types of markets have yielded attractive opportunities for future capital growth.
     ASML, the world’s leading provider of lithography systems for the semiconductor industry, was among the Fund’s top contributors during the year. Despite a difficult business environment, a recent sales rebound and improved cost trends have returned the company to profitability and improved its outlook for 2010.
     The financials sector outperformed during much of 2009 as investors contemplated an eventual end, or at least an abatement, to the global credit crisis. Our investments in Morgan Stanley and XL Capital posted double- and triple-digit gains, respectively, and made significant contributions to Fund performance. Morgan Stanley’s stock rose by over 90% during the year. Investors reacted
Portfolio Composition
By sector

Information Technology	25.7%
Financials	25.5
Consumer Discretionary	17.7
Industrials	11.5
Health Care	8.7
Energy	4.0
Consumer Staples	2.7
Materials	1.6
Money Market Funds
Plus Other Assets Less Liabilities	2.6
Top 10 Equity Holdings*

1. ASML Holding N.V.	5.3%
2. UnitedHealth Group Inc.	4.3
3. Moody’s Corp.	3.7
4. XL Capital Ltd.-Class A	3.5
5. Robert Half International, Inc.	3.4
6. Bank of America Corp.	3.2
7. American Express Co.	3.2
8. Omnicom Group Inc.	3.1
9. Dell Inc.	2.9
10. KLA-Tencor Corp.	2.7

Total Net Assets	$360.2 million

Total Number of Holdings*	45
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Basic Value Fund

favorably to the announcement of a joint venture between the company and Citigroup in which Morgan Stanley bought Citi’s Smith Barney unit and combined it with its own global wealth management group. The new joint venture, called Morgan Stanley Smith Barney, is the industry’s leading wealth management business.
     After declining significantly in 2008 due to credit-related issues, specialty insurance provider XL Capital’s stock rebounded from its early-2009 lows, gaining over 400% during the year as investor concerns abated. We continue to believe the company is undervalued despite its significant rebound.
     In addition to these investments, a legal settlement the Fund received from the Tyco International class action lawsuit was a meaningful contributor to 2009 results. The legal settlement was in addition to the stock’s 65% gain during 2009.
     While many financial stocks performed well, Citigroup’s stock fell by more than 45% during the year. In February, Citigroup took the dramatic step of recapitalizing the company via a preferred-for-common exchange. The action bolstered Citigroup’s capital position to among the strongest in the world, but diluted our estimate of per-share intrinsic value severely.
     Our valuation analysis suggested the recent market stress produced some of the most compelling valuation opportunities in recent history. As a consequence, our turnover was higher than normal during the year as we tried to exploit those opportunities.
Context for results
The crisis environment that characterized 2008 and part of 2009 has abated since the market’s March 2009 low. This process was favorable to the Fund and shifted investor attention to the valuation opportunities created by the crisis and exploited by our investment process. We continue to believe the valuation opportunity captured by the Fund remains very attractive despite record appreciation since March 9, 2009. But a self-sustaining economic recovery is a necessary precondition to further normalization of equity values.
     Since the market low in March, valuation spreads have tightened from record-wide levels and, consequently, the difference between price and our estimate of portfolio value also has declined. However, despite the sharp market increase, the Fund’s price-to-value ratio remains very attractive versus history, but substantially less than at the recent market low. Shareholders should not expect the magnitude of recent outperformance to be repeated in the next 12 months. While we think portfolio values remain compelling, the next phase of any market recovery could prove more muted.
Portfolio assessment
We believe the single most important indicator of the way the Fund is positioned for potential future success is not our historical investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value — the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     At the close of the quarter, the difference between the market price and the estimated intrinsic value of the Fund remained high versus history, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may cause above-average capital appreciation as capital markets normalize.
In closing
Markets experienced a strong recovery during 2009, and the Fund significantly outperformed its indexes. While we do not expect a repeat of 2009’s results in 2010, we do believe the Fund’s price-to-value ratio remains very attractive versus history.
     We continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

1    Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Bret Stanley
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Basic Value Fund. He began his investment career in 1988 and joined Invesco Aim in 1998. Mr. Stanley earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Basic Value Fund. He began his investment career in 1996 and joined Invesco Aim in 2000. Mr. Coleman earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Matthew Seinsheimer
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. Basic Value Fund. He began his investment career in 1992 and joined Invesco Aim in 1998. He earned a B.B.A. in finance from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. Basic Value Fund. He began his investment career in 1989 and joined Invesco Aim in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.
Assisted by the Basic Value Team
AIM V.I. Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Index data from 8/31/01, Fund data from 9/10/01

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (9/10/01)	0.34%
5 Years	-2.80
1 Year	48.00

Series II Shares
Inception (9/10/01)	0.11%
5 Years	-3.02
1 Year	47.74
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Basic Value Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
AIM V.I. Basic Value Fund

AIM V.I. Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
     Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     The Fund invests in “value” stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Basic Value Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.42%
Advertising–5.38%
Interpublic Group of Cos., Inc. (The)(b)	1,136,842	$8,389,894

Omnicom Group Inc.	280,235	10,971,200

		19,361,094

Asset Management & Custody Banks–1.74%
State Street Corp.	143,637	6,253,955

Brewers–1.53%
Molson Coors Brewing Co.–Class B	121,937	5,506,675

Casinos & Gaming–1.98%
International Game Technology	379,936	7,131,399

Communications Equipment–2.34%
Nokia Corp.–ADR (Finland)	654,878	8,415,182

Computer Hardware–2.94%
Dell Inc.(b)	737,963	10,597,149

Construction Materials–1.59%
Cemex S.A.B. de C.V.–ADR (Mexico)(b)	485,373	5,737,109

Consumer Finance–4.65%
American Express Co.	284,129	11,512,907

SLM Corp.(b)	463,847	5,227,556

		16,740,463

Data Processing & Outsourced Services–3.77%
Alliance Data Systems Corp.(b)	135,717	8,765,961

Western Union Co.	255,400	4,814,290

		13,580,251

Diversified Capital Markets–1.39%
UBS AG (Switzerland)(b)	323,414	5,016,151

Education Services–0.36%
Apollo Group, Inc.–Class A(b)	21,609	1,309,073

Electronic Manufacturing Services–4.59%
Flextronics International Ltd. (Singapore)(b)	1,004,957	7,346,236

Tyco Electronics Ltd. (Switzerland)	373,813	9,177,109

		16,523,345

General Merchandise Stores–2.52%
Target Corp.	187,832	9,085,434

Home Improvement Retail–1.90%
Home Depot, Inc. (The)	235,978	6,826,844

Hotels, Resorts & Cruise Lines–1.07%
Marriott International, Inc.–Class A	141,147	3,846,256

Household Appliances–1.45%
Whirlpool Corp.	64,729	5,221,041

Human Resource & Employment Services–3.35%
Robert Half International, Inc.	451,487	12,068,248

Industrial Conglomerates–1.94%
Tyco International Ltd.	196,285	7,003,449

Industrial Machinery–4.87%
Illinois Tool Works Inc.	200,439	9,619,068

Ingersoll-Rand PLC (Ireland)	221,225	7,906,581

		17,525,649

Investment Banking & Brokerage–2.14%
Morgan Stanley	259,965	7,694,964

Life Sciences Tools & Services–1.96%
Waters Corp.(b)	114,129	7,071,433

Managed Health Care–6.77%
Aetna Inc.	281,638	8,927,924

UnitedHealth Group Inc.	506,785	15,446,807

		24,374,731

Movies & Entertainment–1.15%
Walt Disney Co. (The)	127,964	4,126,839

Oil & Gas Drilling–0.58%
Transocean Ltd.(b)	25,119	2,079,853

Oil & Gas Equipment & Services–3.46%
Halliburton Co.	202,090	6,080,888

Weatherford International Ltd.(b)	355,410	6,365,393

		12,446,281

Other Diversified Financial Services–6.81%
Bank of America Corp.	766,156	11,538,310

Citigroup Inc.	1,013,903	3,356,019

JPMorgan Chase & Co.	231,199	9,634,062

		24,528,391

Packaged Foods & Meats–1.16%
Unilever N.V. (Netherlands)	128,827	4,195,739

Property & Casualty Insurance–3.48%
XL Capital Ltd.–Class A	683,750	12,533,137

Regional Banks–1.60%
Fifth Third Bancorp	592,404	5,775,939

Research & Consulting Services–1.30%
Dun & Bradstreet Corp. (The)	55,457	4,678,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

	Shares	Value

Semiconductor Equipment–8.01%
ASML Holding N.V. (Netherlands)	563,414	$19,137,255

KLA-Tencor Corp.	269,072	9,729,644

		28,866,899

Specialized Finance–3.70%
Moody’s Corp.	497,878	13,343,130

Specialty Stores–1.92%
Staples, Inc.	280,750	6,903,642

Systems Software–4.02%
CA, Inc.	217,374	4,882,220

Microsoft Corp.	315,040	9,605,570

		14,487,790

Total Common Stocks & Other Equity Interests (Cost $319,608,514)		350,856,442

Money Market Funds–3.19%
Liquid Assets Portfolio–Institutional Class(c)	5,754,937	5,754,937

Premier Portfolio–Institutional Class(c)	5,754,937	5,754,937

Total Money Market Funds (Cost $11,509,874)		11,509,874

TOTAL INVESTMENTS–100.61% (Cost $331,118,388)		362,366,316

OTHER ASSETS LESS LIABILITIES–(0.61)%		(2,213,069)

NET ASSETS–100.00%		$360,153,247

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $319,608,514)	$350,856,442

Investments in affiliated money market funds, at value and cost	11,509,874

Total investments, at value (Cost $331,118,388)	362,366,316

Receivables for:
Fund shares sold	35,952

Dividends	202,956

Investment for trustee deferred compensation and retirement plans	18,830

Total assets	362,624,054

Liabilities:
Payables for:
Investments purchased	1,575,219

Fund shares reacquired	374,169

Amount due custodian	106,286

Accrued fees to affiliates	301,399

Accrued other operating expenses	38,146

Trustee deferred compensation and retirement plans	75,588

Total liabilities	2,470,807

Net assets applicable to shares outstanding	$360,153,247

Net assets consist of:
Shares of beneficial interest	$412,789,540

Undistributed net investment income	1,482,421

Undistributed net realized gain (loss)	(85,366,642)

Unrealized appreciation	31,247,928

$360,153,247

Net Assets:
Series I	$226,281,592

Series II	$133,871,655

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	37,811,853

Series II	22,505,992

Series I:
Net asset value per share	$5.98

Series II:
Net asset value per share	$5.95

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $138,628)	$4,753,103

Dividends from affiliated money market funds (includes securities lending income of $171,900)	227,978

Total investment income	4,981,081

Expenses:
Advisory fees	2,175,457

Administrative services fees	835,778

Custodian fees	15,058

Distribution fees — Series II	327,562

Transfer agent fees	32,761

Trustees’ and officers’ fees and benefits	29,148

Other	39,741

Total expenses	3,455,505

Less: Fees waived	(16,169)

Net expenses	3,439,336

Net investment income	1,541,745

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(2,099))	(33,151,807)

Foreign currencies	29,945

(33,121,862)

Change in net unrealized appreciation of investment securities	158,453,793

Net realized and unrealized gain	125,331,931

Net increase in net assets resulting from operations	$126,873,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$1,541,745	$4,405,070

Net realized gain (loss)	(33,121,862)	(49,252,859)

Change in net unrealized appreciation (depreciation)	158,453,793	(280,398,576)

Net increase (decrease) in net assets resulting from operations	126,873,676	(325,246,365)

Distributions to shareholders from net investment income:
Series I	(3,201,037)	(2,317,576)

Series II	(1,368,809)	(1,044,721)

Total distributions from net investment income	(4,569,846)	(3,362,297)

Distributions to shareholders from net realized gains:
Series I	—	(50,134,173)

Series II	—	(40,634,468)

Total distributions from net realized gains	—	(90,768,641)

Share transactions-net:
Series I	(1,497,408)	(7,248,339)

Series II	(45,220,456)	7,590,709

Net increase (decrease) in net assets resulting from share transactions	(46,717,864)	342,370

Net increase (decrease) in net assets	75,585,966	(419,034,933)

Net assets:
Beginning of year	284,567,281	703,602,214

End of year (includes undistributed net investment income of $1,482,421 and $4,480,578, respectively)	$360,153,247	$284,567,281

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Basic Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Basic Value Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. Basic Value Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

AIM V.I. Basic Value Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $16,169.
  At the request of the Trustees of the Trust, Invesco Ltd. Agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $82,535 for accounting and fund administrative services and reimbursed $753,243 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

AIM V.I. Basic Value Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$343,229,060	$19,137,256	$—	$362,366,316

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $194,147 and securities sales of $956,181, which resulted in net realized gains (losses) of $(2,099).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,472 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$4,569,846	$12,265,002

Long-term capital gain	—	81,865,936

Total distributions	$4,569,846	$94,130,938

AIM V.I. Basic Value Fund

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$1,565,754

Net unrealized appreciation — investments	20,464,257

Temporary book/tax differences	(77,030)

Post-October deferrals	(1,635,168)

Capital loss carryforward	(72,954,106)

Shares of beneficial interest	412,789,540

Total net assets	$360,153,247

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$40,544,207

December 31, 2017	32,409,899

Total capital loss carryforward	$72,954,106

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $69,432,845 and $116,215,297, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$57,919,028

Aggregate unrealized (depreciation) of investment securities	(37,454,771)

Net unrealized appreciation of investment securities	$20,464,257

Cost of investments for tax purposes is $341,902,059.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2009, undistributed net investment income was increased by $29,944 and undistributed net realized gain (loss) was decreased by $29,944. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Basic Value Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Series I	7,249,578	$36,341,584	1,778,569	$13,914,876

Series II	6,780,957	32,543,999	2,620,573	20,597,994

Issued as reinvestment of dividends:
Series I	550,953	3,201,037	12,700,181	52,451,749

Series II	236,818	1,368,809	10,165,656	41,679,189

Reacquired:
Series I	(8,478,204)	(41,040,029)	(7,399,923)	(73,614,964)

Series II	(15,711,336)	(79,133,264)	(5,649,845)	(54,686,474)

Net increase (decrease) in share activity	(9,371,234)	$(46,717,864)	14,215,211	$342,370

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$4.10	$0.03	(c)	$1.94	$1.97	$(0.09)	$—	$(0.09)	$5.98	48.00%	$226,282	0.98	%(d)	0.99	%(d)	0.59	%(d)	23%
Year ended 12/31/08	12.73	0.10	(c)	(6.68)	(6.58)	(0.09)	(1.96)	(2.05)	4.10	(51.77)	157,693	1.03		1.03		0.99		58
Year ended 12/31/07	13.35	0.07	(c)	0.17	0.24	(0.08)	(0.78)	(0.86)	12.73	1.62	399,974	0.96		0.99		0.52		25
Year ended 12/31/06	12.37	0.07	(c)	1.54	1.61	(0.05)	(0.58)	(0.63)	13.35	13.12	489,352	0.97		1.02		0.54		15
Year ended 12/31/05	11.84	0.05		0.63	0.68	(0.01)	(0.14)	(0.15)	12.37	5.74	487,332	0.97		1.02		0.38		16

Series II
Year ended 12/31/09	4.07	0.02	(c)	1.92	1.94	(0.06)	—	(0.06)	5.95	47.74	133,872	1.23	(d)	1.24	(d)	0.34	(d)	23
Year ended 12/31/08	12.62	0.07	(c)	(6.61)	(6.54)	(0.05)	(1.96)	(2.01)	4.07	(51.90)	126,874	1.28		1.28		0.74		58
Year ended 12/31/07	13.24	0.04	(c)	0.16	0.20	(0.04)	(0.78)	(0.82)	12.62	1.36	303,628	1.21		1.24		0.27		25
Year ended 12/31/06	12.26	0.04	(c)	1.54	1.58	(0.02)	(0.58)	(0.60)	13.24	12.94	339,457	1.22		1.27		0.29		15
Year ended 12/31/05	11.76	0.02		0.62	0.64	0.00	(0.14)	(0.14)	12.26	5.43	363,393	1.22		1.27		0.13		16

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $184,342 and $131,025 for Series I and Series II shares, respectively.

AIM V.I. Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,269.50	$5.61	$1,020.27	$4.99	0.98%

Series II	1,000.00	1,271.20	7.04	1,019.00	6.26	1.23

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Basic Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Basic Value Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/
Position(s) Held with the	or Officer	Principal Occupation(s)	Other Directorship(s)
Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

AIM V.I. Capital Appreciation Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, AIM V.I. Capital Appreciation Fund’s Series I shares produced double-digit positive returns but underperformed the Fund’s style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due its defensive posture as well as stock selection across sectors. The Fund’s Series I shares also underperformed the broad market, represented by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	21.08%
Series II Shares	20.72
S&P 500 Index▼ (Broad Market Index)	26.47
Russell 1000 Growth Index▼(Style-Specific Index)	37.21
Lipper VUF Multi-Cap Growth Funds Category Average▼ (Peer Group)	40.72

▼	Lipper Inc.
How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify companies that generate sustainable revenue, earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and valuation factors. This proprietary model provides an objective approach to identifying new investment opportunities.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis. Importantly, we search for compelling growth companies in all areas of the market, including many sectors that are not traditionally identified as growth sectors.
     Our fundamental analysis focuses on identifying industries and companies with strong fundamental drivers of high-quality growth in revenues, earnings and cash flow. Our valuation analysis focuses on identifying attractively valued stocks based on their growth potential over a two- to three-year time horizon. Our timeliness analysis employs moving average analysis and other selected factors to identify the timeliness of a stock transaction.
     We carefully construct the portfolio with a goal to minimize unnecessary risk. We seek to accomplish this goal by diversifying portfolio holdings across countries, sectors, industries and market capitalizations. Additionally, we avoid building concentrated position sizes and expect to hold numerous stocks in the portfolio. Our target holding period is two to three years for each stock.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Deteriorating fundamental business prospects.

■	Declining quantitative rank.

■	Negative changes to the investment thesis.

■	Finding a more attractive opportunity.
Market conditions and your Fund
The year was truly a tale of two markets. During the second half of 2008 and the first two months of 2009, equity markets declined steeply as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009, rallying strongly through most of the remaining months of the year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-caps outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks generally outperformed value stocks.1 Sectors with the highest returns in the broad market as represented by the S&P 500 Index included economically sensitive sectors such as information technology (IT), materials and consumer discretionary.1
     While the Fund underperformed the Russell 1000 Growth Index for the year as a whole, it held up much better during the first two months of 2009. During those two months, the Fund benefited from a very defensive posture, with significant overweights in less economically sensitive sectors such as consumer staples and health care, and sizable underweights in economically sensitive sectors such as consumer discretionary and IT. Additionally, the Fund had a larger than normal cash position because we used cash as a defensive tool.
Portfolio Composition
By sector

Information Technology	34.5%
Consumer Discretionary	15.2
Health Care	12.6
Industrials	11.9
Financials	6.8
Energy	6.5
Consumer Staples	4.8
Materials	2.4
Telecommunication Services	1.9
Utilities	0.4
Money Market Funds Plus Other Assets Less Liabilities	3.0
Top 10 Equity Holdings*

1. Google Inc.-Class A	2.8%
2. Apple Inc.	2.4
3. Gilead Sciences, Inc.	2.3
4. Research In Motion Ltd.	2.2
5. QUALCOMM Inc.	2.0
6. United Technologies Corp.	2.0
7. KDDI Corp.	1.9
8. Microsoft Corp.	1.8
9. International Business Machines Corp.	1.8
10. Check Point Software Technologies Ltd.	1.7

Total Net Assets	$705.6 million

Total Number of Holdings*	124

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Capital Appreciation Fund

     However, the Fund began to underperform the Russell 1000 Growth Index when equity markets hit a bottom and began rallying in March. Fund underperformance was driven primarily by two factors. First, much of the Fund’s underperformance was driven by its defensive posture within and across sectors as economically sensitive stocks outperformed following the March low. Second, the Fund underperformed its style-specific index because it did not own many of the lower-quality, highly levered companies that outperformed during the market rebound. Our investment approach specifically avoids companies with these traits because over the long term they tend to perform poorly.
     Over the course of the year, the Fund underperformed its style-specific index by the widest margin in the IT sector, due to both stock selection and a significant underweight position. Within this sector, the Fund did not own many of the lower quality companies that performed strongly during the stock market rally. Despite underperforming in this sector, all five of the Fund’s top contributors were IT holdings: Microsoft, Google, Research in Motion, Cognizant Technology Solutions and Apple.
     Another area of weakness for the Fund during the year was the consumer staples sector. Within this sector, underperformance was driven by an overweight position and stock selection. Our overweight position detracted from Fund performance because many of these defensive stocks underperformed as investors rotated into economically sensitive stocks during the market rebound. Within this sector, consumer products maker Procter & Gamble and grocery store operator Kroger were two of the leading detractors from Fund performance. Both holdings were sold due to deteriorating fundamentals.
     The Fund underperformed in several other sectors, largely driven by stock selection. Sectors in which the Fund had the greatest underperformance included financials, health care, telecommunication services, consumer discretionary and industrials. The Fund’s larger than normal cash position also was a detractor from performance when equity markets improved.
     The Fund outperformed the Russell 1000 Growth Index in two sectors: utilities and materials. Outperformance in the utilities sector was due to an underweight position. Outperformance in the materials sector was driven primarily by strong stock selection.
     We began to reposition the portfolio in May, moving into economically sensitive holdings that we believed would perform well in a more stable economic environment. This repositioning included a significant reduction in the defensive health care and consumer staples sectors, as well as a reduction in the Fund’s cash position. We rotated into economically sensitive sectors including IT, consumer discretionary and energy.
     As we’ve discussed, the stock market experienced heavy volatility during the year covered by this report. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to AIM V.I. Capital Appreciation Fund.

1    Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Robert Lloyd
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Capital Appreciation Fund. He joined Invesco Aim in 2000 and was named a portfolio manager in 2001. Mr. Lloyd earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Capital Appreciation Fund. He joined Invesco Aim in 1996. Mr. Amerman earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas.
Assisted by the Large/Multi-Cap Growth Team
AIM V.I. Capital Appreciation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/5/93)	5.57%
10 Years	-4.30
5 Years	-2.03
1 Year	21.08

Series II Shares
10 Years	-4.54%
5 Years	-2.28
1 Year	20.72
Series II shares inception date is August 21, 2001. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 5, 1993. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.92% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Capital Appreciation Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on this Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Appreciation Fund’s investment objective is growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Multi-Cap Growth Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Multi-Cap Growth Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Capital Appreciation Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.01%
Aerospace & Defense–4.02%
General Dynamics Corp.	49,368	$3,365,417

Goodrich Corp.	57,235	3,677,349

Honeywell International Inc.	94,570	3,707,144

Rockwell Collins, Inc.	66,296	3,670,146

United Technologies Corp.	200,535	13,919,134

		28,339,190

Air Freight & Logistics–0.48%
Expeditors International of Washington, Inc.	97,859	3,398,643

Airlines–0.76%
Delta Air Lines, Inc.(b)	218,563	2,487,247

UAL Corp.(b)(c)	223,734	2,888,406

		5,375,653

Apparel Retail–1.75%
Aeropostale, Inc.(b)	36,217	1,233,189

American Eagle Outfitters, Inc.	134,814	2,289,141

Gap, Inc. (The)	293,523	6,149,307

Men’s Wearhouse, Inc. (The)	127,299	2,680,917

		12,352,554

Application Software–0.43%
Adobe Systems Inc.(b)	82,563	3,036,667

Asset Management & Custody Banks–0.79%
BlackRock, Inc.	11,367	2,639,417

T. Rowe Price Group Inc.	55,162	2,937,377

		5,576,794

Auto Parts & Equipment–1.54%
Autoliv, Inc. (Sweden)	57,258	2,482,707

BorgWarner, Inc.	42,373	1,407,631

Gentex Corp.	98,344	1,755,441

Johnson Controls, Inc.	192,555	5,245,198

		10,890,977

Automobile Manufacturers–0.66%
Toyota Motor Corp. (Japan)	110,600	4,648,451

Automotive Retail–0.37%
AutoZone, Inc.(b)	16,571	2,619,378

Biotechnology–3.45%
Amgen Inc.(b)	144,379	8,167,520

Gilead Sciences, Inc.(b)	373,187	16,151,533

		24,319,053

	Shares
Communications Equipment–5.72%
Cisco Systems, Inc.(b)	449,922	10,771,133

QUALCOMM Inc.	306,972	14,200,525

Research In Motion Ltd. (Canada)(b)	227,536	15,367,781

		40,339,439

Computer & Electronics Retail–0.31%
Best Buy Co., Inc.	54,731	2,159,685

Computer Hardware–5.42%
Apple Inc.(b)	78,664	16,587,091

Dell Inc.(b)	211,446	3,036,365

Hewlett-Packard Co.	118,673	6,112,846

International Business Machines Corp.	95,446	12,493,881

		38,230,183

Computer Storage & Peripherals–0.38%
QLogic Corp.(b)	97,354	1,837,070

STEC Inc.(b)(c)	49,971	816,526

		2,653,596

Construction & Engineering–0.50%
Fluor Corp.	78,245	3,524,155

Construction, Farm Machinery & Heavy Trucks–0.31%
Komatsu Ltd. (Japan)	106,200	2,214,773

Consumer Finance–0.42%
American Express Co.	72,672	2,944,669

Data Processing & Outsourced Services–2.24%
Alliance Data Systems Corp.(b)(c)	56,548	3,652,435

MasterCard, Inc.–Class A	22,680	5,805,626

Visa Inc.–Class A	72,782	6,365,514

		15,823,575

Department Stores–2.46%
J.C. Penney Co., Inc.	295,634	7,866,821

Kohl’s Corp.(b)	176,017	9,492,597

		17,359,418

Diversified Metals & Mining–2.05%
BHP Billiton Ltd. (Australia)	90,452	3,463,787

Freeport-McMoRan Copper & Gold Inc.	81,659	6,556,401

Rio Tinto PLC (United Kingdom)	82,443	4,445,233

		14,465,421

Education Services–0.52%
Apollo Group, Inc.–Class A(b)	60,901	3,689,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

	Shares	Value

Electrical Components & Equipment–1.09%
Cooper Industries PLC (Ireland)	180,753	$7,707,308

Electronic Components–0.85%
Corning Inc.	310,336	5,992,588

Electronic Manufacturing Services–1.44%
Flextronics International Ltd. (Singapore)(b)	799,264	5,842,620

Tyco Electronics Ltd. (Switzerland)	176,017	4,321,217

		10,163,837

Environmental & Facilities Services–0.60%
Waste Management, Inc.	125,734	4,251,067

Footwear–0.59%
NIKE, Inc.–Class B	62,938	4,158,314

Gas Utilities–0.39%
EQT Corp.	62,933	2,764,017

General Merchandise Stores–1.22%
Dollar Tree, Inc.(b)	178,940	8,642,802

Health Care Distributors–0.39%
McKesson Corp.	44,209	2,763,063

Health Care Equipment–2.66%
Baxter International Inc.	159,743	9,373,719

Medtronic, Inc.	141,119	6,206,414

Varian Medical Systems, Inc.(b)	68,359	3,202,619

		18,782,752

Health Care Services–2.34%
Express Scripts, Inc.(b)	108,595	9,388,038

Laboratory Corp. of America Holdings(b)	34,403	2,574,720

Medco Health Solutions, Inc.(b)	70,687	4,517,606

		16,480,364

Home Improvement Retail–2.30%
Home Depot, Inc. (The)	255,446	7,390,053

Lowe’s Cos., Inc.	377,561	8,831,152

		16,221,205

Homefurnishing Retail–0.40%
Bed Bath & Beyond Inc.(b)	72,693	2,808,131

Hotels, Resorts & Cruise Lines–0.97%
Carnival Corp.(b)(d)	215,057	6,815,156

Household Products–0.53%
Colgate-Palmolive Co.	45,324	3,723,367

Human Resource & Employment Services–0.32%
Robert Half International, Inc.	85,445	2,283,945

Hypermarkets & Super Centers–1.97%
Costco Wholesale Corp.	138,735	8,208,950

Wal-Mart Stores, Inc.	106,096	5,670,831

		13,879,781

Industrial Conglomerates–0.31%
McDermott International, Inc.(b)	90,477	2,172,353

Industrial Machinery–1.48%
Illinois Tool Works Inc.	54,128	2,597,603

Ingersoll-Rand PLC (Ireland)	177,559	6,345,958

Valmont Industries, Inc.	18,813	1,475,880

		10,419,441

Integrated Oil & Gas–2.27%
Exxon Mobil Corp.	108,500	7,398,615

Occidental Petroleum Corp.	106,101	8,631,316

		16,029,931

Internet Retail–1.59%
Amazon.com, Inc.(b)	56,623	7,616,926

Priceline.com Inc.(b)	16,422	3,588,207

		11,205,133

Internet Software & Services–3.12%
Google Inc.–Class A(b)	32,060	19,876,559

VeriSign, Inc.(b)	88,296	2,140,295

		22,016,854

Investment Banking & Brokerage–2.27%
Charles Schwab Corp. (The)	273,873	5,154,290

Goldman Sachs Group, Inc. (The)	43,338	7,317,188

Jefferies Group, Inc.(b)	148,423	3,522,078

		15,993,556

IT Consulting & Other Services–1.83%
Amdocs Ltd.(b)	133,196	3,800,082

Cognizant Technology Solutions Corp.–Class A(b)	201,872	9,144,801

		12,944,883

Life Sciences Tools & Services–0.67%
Thermo Fisher Scientific, Inc.(b)	99,137	4,727,844

Managed Health Care–0.85%
UnitedHealth Group Inc.	195,815	5,968,441

Oil & Gas Drilling–0.47%
Transocean Ltd.(b)	40,056	3,316,637

Oil & Gas Equipment & Services–2.13%
Baker Hughes Inc.	64,479	2,610,110

Cameron International Corp.(b)	113,486	4,743,715

Halliburton Co.	87,086	2,620,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

	Shares	Value

Oil & Gas Equipment & Services–(continued)

Schlumberger Ltd.	44,126	$2,872,161

Weatherford International Ltd.(b)	122,794	2,199,240

		15,045,644

Oil & Gas Exploration & Production–1.58%
Apache Corp.	40,493	4,177,663

Devon Energy Corp.	95,037	6,985,219

		11,162,882

Other Diversified Financial Services–0.89%
JPMorgan Chase & Co.	151,199	6,300,462

Packaged Foods & Meats–0.72%
General Mills, Inc.	36,166	2,560,914

Kellogg Co.	46,803	2,489,920

		5,050,834

Pharmaceuticals–2.30%
Abbott Laboratories	131,467	7,097,904

Johnson & Johnson	85,347	5,497,200

Shire PLC (United Kingdom)	184,319	3,603,821

		16,198,925

Property & Casualty Insurance–0.84%
ACE Ltd. (Switzerland)(b)	118,193	5,956,927

Railroads–1.22%
Norfolk Southern Corp.	59,970	3,143,628

Union Pacific Corp.	85,307	5,451,117

		8,594,745

Restaurants–0.49%
Krispy Kreme Doughnuts Inc.–Wts., expiring 03/02/12(e)	1,194	71

McDonald’s Corp.	55,563	3,469,354

		3,469,425

Semiconductor Equipment–2.17%
Applied Materials, Inc.	175,743	2,449,858

ASML Holding N.V. (Netherlands)	296,814	10,081,761

KLA-Tencor Corp.	77,290	2,794,806

		15,326,425

Semiconductors–5.75%
Altera Corp.	288,181	6,521,536

Intel Corp.	542,923	11,075,629

NVIDIA Corp.(b)	178,752	3,339,087

PMC-Sierra, Inc.(b)	175,563	1,520,376

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	715,545	8,185,835

Texas Instruments Inc.	151,561	3,949,680

Xilinx, Inc.	238,388	5,974,003

		40,566,146

Soft Drinks–1.60%
PepsiCo, Inc.	186,067	11,312,874

Specialized Finance–1.59%
CME Group Inc.	17,811	5,983,605

IntercontinentalExchange Inc.(b)	46,649	5,238,683

		11,222,288

Steel–0.40%
United States Steel Corp.	50,951	2,808,419

Systems Software–5.11%
Check Point Software Technologies Ltd. (Israel)(b)	356,066	12,063,516

McAfee Inc.(b)	275,955	11,195,494

Microsoft Corp.	420,250	12,813,423

		36,072,433

Trading Companies & Distributors–0.55%
W.W. Grainger, Inc.	39,840	3,857,707

Trucking–0.23%
Con-way Inc.	46,965	1,639,548

Wireless Telecommunication Services–1.94%
KDDI Corp. (Japan)	2,593	13,678,286

Total Common Stocks & Other Equity Interests (Cost $571,843,171)		684,458,397

Money Market Funds–2.93%
Liquid Assets Portfolio–Institutional Class(f)	10,337,472	10,337,472

Premier Portfolio–Institutional Class(f)	10,337,472	10,337,472

Total Money Market Funds (Cost $20,674,944)		20,674,944

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.94% (Cost $592,518,115)		705,133,341

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.79%
Liquid Assets Portfolio–Institutional Class (Cost $5,600,870)(f)(g)	5,600,870	5,600,870

TOTAL INVESTMENTS–100.73% (Cost $598,118,985)		710,734,211

OTHER ASSETS LESS LIABILITIES–(0.73)%		(5,146,931)

NET ASSETS–100.00%		$705,587,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	Each unit represents one common share and one trust share.
(e)	Non-income producing security acquired through a corporate action.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $571,843,171)*	$684,458,397

Investments in affiliated money market funds, at value and cost	26,275,814

Total investments, at value (Cost $598,118,985)	710,734,211

Receivables for:
Investments sold	1,997,898

Fund shares sold	139,963

Dividends	422,071

Investment for trustee deferred compensation and retirement plans	121,472

Other assets	389

Total assets	713,416,004

Liabilities:
Payables for:
Fund shares reacquired	861,309

Amount due custodian	521,132

Collateral upon return of securities loaned	5,600,870

Accrued fees to affiliates	530,411

Accrued other operating expenses	45,297

Trustee deferred compensation and retirement plans	269,705

Total liabilities	7,828,724

Net assets applicable to shares outstanding	$705,587,280

Net assets consist of:
Shares of beneficial interest	$1,019,339,851

Undistributed net investment income	4,136,629

Undistributed net realized gain (loss)	(430,504,426)

Unrealized appreciation	112,615,226

$705,587,280

Net Assets:
Series I	$512,540,420

Series II	$193,046,860

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	25,211,105

Series II	9,650,211

Series I:
Net asset value per share	$20.33

Series II:
Net asset value per share	$20.00

*	At December 31, 2009, securities with an aggregate value of $5,337,699 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $98,318)	$10,959,149

Dividends from affiliated money market funds (includes securities lending income of $17,917)	157,977

Total investment income	11,117,126

Expenses:
Advisory fees	4,026,479

Administrative services fees	1,667,726

Custodian fees	19,617

Distribution fees–Series II	435,691

Transfer agent fees	65,661

Trustees’ and officers’ fees and benefits	42,174

Other	68,440

Total expenses	6,325,788

Less: Fees waived and expense offset arrangement(s)	(38,338)

Net expenses	6,287,450

Net investment income	4,829,676

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(171,528))	(94,026,800)

Foreign currencies	(39,694)

(94,066,494)

Change in net unrealized appreciation (depreciation) of:
Investment securities	214,318,100

Foreign currencies	(23,348)

214,294,752

Net realized and unrealized gain	120,228,258

Net increase in net assets resulting from operations	$125,057,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$4,829,676	$3,196,615

Net realized gain (loss)	(94,066,494)	(106,704,909)

Change in net unrealized appreciation (depreciation)	214,294,752	(443,131,750)

Net increase (decrease) in net assets resulting from operations	125,057,934	(546,640,044)

Distributions to shareholders from net investment income:
Series I	(2,958,538)	—

Series II	(485,149)	—

Total distributions from net investment income	(3,443,687)	—

Share transactions-net:
Series I	(68,162,037)	(183,737,135)

Series II	(16,738,294)	(36,720,561)

Net increase (decrease) in net assets resulting from share transactions	(84,900,331)	(220,457,696)

Net increase (decrease) in net assets	36,713,916	(767,097,740)

Net assets:
Beginning of year	668,873,364	1,435,971,104

End of year (includes undistributed net investment income of $4,136,629 and $2,790,334, respectively)	$705,587,280	$668,873,364

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

AIM V.I. Capital Appreciation Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

AIM V.I. Capital Appreciation Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.65%

Over $250 million	0.60%

AIM V.I. Capital Appreciation Fund

  Through December 31, 2009, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.695%

Next $750 million	0.625%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $37,855.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $159,557 for accounting and fund administrative services and reimbursed $1,508,169 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

AIM V.I. Capital Appreciation Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$672,201,920	$38,532,291	$—	$710,734,211

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $2,988,284 and securities sales of $1,237,331, which resulted in net realized gains (losses) of $(171,528).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $483.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $4,332 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

AIM V.I. Capital Appreciation Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$3,443,687	$—

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$4,448,535

Net unrealized appreciation–investments	107,336,833

Temporary book/tax differences	(278,980)

Post-October deferrals	(32,926)

Capital loss carryforward	(425,226,033)

Shares of beneficial interest	1,019,339,851

Total net assets	$705,587,280

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $425,226,034 of capital loss carryforward in the fiscal year ending December 31, 2010.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$140,535,268

December 31, 2011	56,312,951

December 31, 2017	228,377,814

Total capital loss carryforward	$425,226,033

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $532,037,731 and $580,161,471, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$121,004,403

Aggregate unrealized (depreciation) of investment securities	(13,667,570)

Net unrealized appreciation of investment securities	$107,336,833

Cost of investments for tax purposes is $603,397,378.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and foreign currency transactions, on December 31, 2009, undistributed net investment income was decreased by $39,694, undistributed net realized gain (loss) was increased by $8,302,172 and shares of beneficial interest decreased by $8,262,478. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Capital Appreciation Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	1,264,061	$22,171,261	1,708,428	$40,436,878

Series II	874,710	15,048,701	1,300,851	26,652,962

Issued as reinvestment of dividends:
Series I	149,045	2,958,538	—	—

Series II	24,828	485,149	—	—

Reacquired:
Series I	(5,328,522)	(93,291,836)	(9,585,390)	(224,174,013)

Series II	(1,893,167)	(32,272,144)	(2,724,387)	(63,373,523)

Net increase (decrease) in share activity	(4,909,045)	$(84,900,331)	(9,300,498)	$(220,457,696)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends				net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$16.89	$0.14	(c)	$3.42	$3.56	$(0.12)	$20.33	21.08%	$512,540	0.90	%(d)	0.91	%(d)	0.79	%(d)	85%
Year ended 12/31/08	29.37	0.09	(c)	(12.57)	(12.48)	—	16.89	(42.49)	492,079	0.91		0.91		0.37		103
Year ended 12/31/07	26.22	0.01		3.14	3.15	—	29.37	12.01	1,086,677	0.88		0.88		0.03		71
Year ended 12/31/06	24.67	0.01		1.55	1.56	(0.01)	26.22	6.34	1,204,559	0.91		0.91		0.06		120
Year ended 12/31/05	22.69	0.03		1.97	2.00	(0.02)	24.67	8.79	822,899	0.89		0.89		0.11		97

Series II
Year ended 12/31/09	16.61	0.09	(c)	3.35	3.44	(0.05)	20.00	20.72	193,047	1.15	(d)	1.16	(d)	0.54	(d)	85
Year ended 12/31/08	28.95	0.03	(c)	(12.37)	(12.34)	—	16.61	(42.63)	176,794	1.16		1.16		0.12		103
Year ended 12/31/07	25.91	(0.07)		3.11	3.04	—	28.95	11.73	349,294	1.13		1.13		(0.22)		71
Year ended 12/31/06	24.43	(0.05)		1.53	1.48	—	25.91	6.06	371,316	1.16		1.16		(0.19)		120
Year ended 12/31/05	22.50	(0.03)		1.96	1.93	—	24.43	8.58	339,190	1.14		1.14		(0.14)		97

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $475,970 and $174,277 for Series I and Series II shares, respectively.

AIM V.I. Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 10, 2010
Houston, Texas

AIM V.I. Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,178.70	$4.94	$1,020.67	$4.58	0.90%

Series II	1,000.00	1,177.40	6.31	1,019.41	5.85	1.15

1	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Capital Appreciation Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] —1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] —1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett —1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute
Bob R. Baker —1936 Trustee	2004	Retired	None

Frank S. Bayley—1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch —1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden—1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields —1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling —1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis —1950 Trustee	1998	Retired	None

Lewis F. Pennock —1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll —1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk—1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr —1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley —1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome —1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris —1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley —1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek—1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane —1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

AIM V.I. Capital Development Fund
Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the fiscal year ended December 31, 2009, AIM V.I. Capital Development Fund had positive double-digit returns but underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     The Fund, excluding variable product issuer charges, outperformed the broad market as represented by the S&P 500 Index as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	42.37%
Series II Shares	41.99
S&P 500 Index▼ (Broad Market Index)	26.47
Russell Midcap Growth Index▼ (Style-Specific Index)	46.29
Lipper VUF Mid-Cap Growth Funds Index▼ (Peer Group Index)	45.97

▼	Lipper Inc.
How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.
     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.
■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.
Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the second half of 2008 and the first two months of 2009, equity markets experienced steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for most of the remaining months in the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology (IT), materials and consumer discretionary.1
     The Fund had double-digit absolute returns, but underperformed the Russell Midcap Growth Index during the fiscal year. The Fund underperformed by the widest margin in the utilities, health care, materials and consumer discretionary sectors. The Fund’s cash position also detracted from relative performance as equity markets rallied. Some of this underperformance was offset by outperformance in other sectors, including financials and IT.
Portfolio Composition
By sector

Information Technology	22.8%
Consumer Discretionary	16.7
Industrials	16.5
Health Care	11.2
Energy	10.5
Financials	8.8
Materials	5.7
Consumer Staples	2.5
Utilities	1.3
Telecommunication Services	1.2
Money Market Funds Plus Other Assets Less Liabilities	2.8
Top 10 Equity Holdings*

1. Continental Resources, Inc.	1.9%
2. Cognizant Technology Solutions Corp.-Class A	1.5
3. KLA-Tencor Corp.	1.5
4. Nordstrom, Inc.	1.4
5. Marvell Technology Group Ltd.	1.4
6. Solera Holdings Inc.	1.4
7. Check Point Software Technologies Ltd.	1.4
8. Alliance Data Systems Corp.	1.3
9. Jarden Corp.	1.3
10. Walter Energy, Inc.	1.2
Top Five Industries*

1. Semiconductors	5.9%
2. Oil & Gas Exploration & Production	4.9
3. Application Software	3.7
4. Apparel, Accessories & Luxury Goods	3.5
5. Oil & Gas Equipment & Services	3.4

Total Net Assets	$176.1 million

Total Number of Holdings*	99
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Capital Development Fund

     The Fund underperformed most significantly in the utilities sector, driven by stock selection. Despite reasonable stock valuation, NRG Energy spent much of the year defending itself against a hostile takeover and had double-digit losses in its share price, which detracted from Fund performance during the fiscal year.
     The Fund also underperformed in the health care sector. Within this sector, key detractors from performance included contract research organization holding Pharmaceutical Product Development, as well as health insurer Humana. While we sold the Fund’s position in Humana due to deteriorating fundamentals, we continued to own Pharmaceutical Product Development at the close of the reporting period.
     In the materials sector, underperformance was driven by stock selection and an overweight position. One of the leading detractors from Fund performance was glass container manufacturer
Owens-Illinois.
     Underperformance in the consumer discretionary sector was also driven by stock selection. Within this sector, one of the leading detractors from Fund performance was Gildan Activewear, a company that manufactures and markets blank T-shirts and golf shirts for private label use. We used proceeds from the sale of Gildan to purchase additional shares of undergarment maker Hanes-brands, which was among the Fund’s leading contributors to performance during the year. Additionally, consumer products maker Jarden was the top contributor to Fund performance during the fiscal year.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector. Within this sector, one area of strength for the Fund was its capital markets holdings. Many of these holdings had strong performance as economic and stock market conditions improved dramatically after the market rebound. Fund holding Morgan Stanley was a key contributor to performance. We sold this holding during the summer because the strong recovery of the shares caused the market capitalization to exceed our mid-cap mandate.
     The Fund also outperformed the Russell Midcap Growth Index in the IT sector, driven by stock selection. One of the leading contributors to Fund performance was hard-disk maker Western Digital, a holding that was up more than 200% during the fiscal year. One other IT holding, IT services provider Cognizant Technology Solutions, was among the Fund’s top contributors to performance.
     During the year, we increased the Fund’s exposure to more economically sensitive sectors including energy, IT and consumer discretionary. The largest reduction was in the more defensive health care sector.
     As we’ve discussed, the stock market experienced significant volatility during the year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to AIM V.I. Capital Development Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Capital Development Fund. Mr. Rasplicka has been associated with the adviser and/or its affiliates since 1994. He began his investment career in 1982 as an equity research analyst. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado in Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is a Chartered Investment Counselor.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Capital Development Fund. He joined Invesco in 1999 in its corporate associate program and joined Invesco Aim in 2003. Mr. Lium earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin.
Assisted by the Mid Cap Growth Team
AIM V.I. Capital Development Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/98, Fund data from 5/1/98

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/1/98)	3.96%
10 Years	2.80
5 Years	1.32
1 Year	42.37

Series II Shares
10 Years	2.55%
5 Years	1.06
1 Year	41.99
Series II shares’ inception dates is August 21, 2001. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 1, 1998.
     The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.11% and 1.36%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Capital Development Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Capital Development Fund

AIM V.I. Capital Development Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market
     The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     Stocks fall into three broad market capitalization categories — large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.
     The prices of securities held by the Fund may decline in response to market risks.
     The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.
     The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Capital Development Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.19%
Aerospace & Defense–1.05%
Goodrich Corp.	28,802	$1,850,529

Air Freight & Logistics–0.90%
C.H. Robinson Worldwide, Inc.	26,971	1,584,007

Apparel Retail–2.00%
American Eagle Outfitters, Inc.	99,524	1,689,918

Ross Stores, Inc.	42,885	1,831,618

		3,521,536

Apparel, Accessories & Luxury Goods–3.53%
Carter’s, Inc.(b)	78,781	2,068,001

Coach, Inc.	56,508	2,064,237

Hanesbrands, Inc.(b)	86,686	2,090,000

		6,222,238

Application Software–3.68%
Adobe Systems Inc.(b)	50,358	1,852,167

Autodesk, Inc.(b)	85,389	2,169,735

Solera Holdings Inc.	68,339	2,460,887

		6,482,789

Asset Management & Custody Banks–1.94%
Affiliated Managers Group, Inc.(b)	32,192	2,168,131

State Street Corp.	28,740	1,251,340

		3,419,471

Automotive Retail–0.42%
Advance Auto Parts, Inc.	18,203	736,857

Biotechnology–2.26%
Talecris Biotherapeutics Holdings Corp.(b)	83,972	1,870,056

United Therapeutics Corp.(b)	40,115	2,112,055

		3,982,111

Casinos & Gaming–0.90%
International Game Technology	84,319	1,582,668

Coal & Consumable Fuels–1.15%
CONSOL Energy Inc.	40,573	2,020,535

Communications Equipment–0.76%
Brocade Communications Systems, Inc.(b)	174,273	1,329,703

Lantronix Inc.–Wts., expiring 02/09/11(c)	576	0

		1,329,703

	Shares
Computer Storage & Peripherals–3.33%
NetApp, Inc.(b)	57,585	1,980,348

QLogic Corp.(b)	96,236	1,815,973

Western Digital Corp.(b)	46,770	2,064,896

		5,861,217

Construction, Farm Machinery & Heavy Trucks–0.55%
Bucyrus International, Inc.	17,049	961,052

Consumer Finance–0.50%
Discover Financial Services	59,618	876,981

Data Processing & Outsourced Services–1.32%
Alliance Data Systems Corp.(b)(d)	35,904	2,319,039

Department Stores–2.43%
Macy’s, Inc.	103,933	1,741,917

Nordstrom, Inc.	67,422	2,533,719

		4,275,636

Distributors–1.09%
LKQ Corp.(b)	97,860	1,917,077

Diversified Metals & Mining–2.00%
Freeport-McMoRan Copper & Gold Inc.	16,462	1,321,734

Walter Energy, Inc.	29,197	2,198,826

		3,520,560

Diversified Support Services–1.16%
Copart, Inc.(b)	55,916	2,048,203

Education Services–2.90%
Apollo Group, Inc.–Class A(b)	27,885	1,689,273

Capella Education Co.(b)	24,927	1,877,003

ITT Educational Services, Inc.(b)	16,059	1,541,022

		5,107,298

Electrical Components & Equipment–2.15%
Cooper Industries PLC (Ireland)	45,271	1,930,355

Regal-Beloit Corp.	35,734	1,856,024

		3,786,379

Electronic Components–1.13%
Amphenol Corp.–Class A	43,152	1,992,759

Environmental & Facilities Services–0.97%
Republic Services, Inc.	60,408	1,710,151

Fertilizers & Agricultural Chemicals–1.17%
Intrepid Potash, Inc.(b)	70,518	2,057,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

	Shares	Value

Health Care Equipment–2.14%
American Medical Systems Holdings, Inc.(b)	104,955	$2,024,582

NuVasive, Inc.(b)	19,641	628,119

ResMed Inc.–CDI(b)	210,407	1,120,771

		3,773,472

Health Care Facilities–1.34%
Psychiatric Solutions, Inc.(b)	45,463	961,088

VCA Antech, Inc.(b)	55,896	1,392,928

		2,354,016

Health Care Services–1.62%
Express Scripts, Inc.(b)	19,525	1,687,936

Fresenius Medical Care AG & Co. KGaA–ADR (Germany)	22,007	1,166,591

		2,854,527

Hotels, Resorts & Cruise Lines–1.06%
Marriott International, Inc.–Class A	68,755	1,873,574

Household Products–1.46%
Church & Dwight Co., Inc.	15,002	906,871

Energizer Holdings, Inc.(b)	27,133	1,662,710

		2,569,581

Housewares & Specialties–1.32%
Jarden Corp.	75,025	2,319,023

Human Resource & Employment Services–1.04%
Robert Half International, Inc.	68,799	1,838,997

Independent Power Producers & Energy Traders–1.33%
KGEN Power Corp. (Acquired 01/12/07; Cost $2,219,196)(b)(e)	158,514	951,084

NRG Energy, Inc.(b)	59,064	1,394,501

		2,345,585

Industrial Machinery–0.45%
Flowserve Corp.	8,317	786,206

Investment Banking & Brokerage–2.04%
Lazard Ltd.–Class A	42,533	1,614,978

TD Ameritrade Holding Corp.(b)	102,238	1,981,372

		3,596,350

IT Consulting & Other Services–1.48%
Cognizant Technology Solutions Corp.–Class A(b)	57,695	2,613,584

Life & Health Insurance–2.18%
Aflac, Inc.	43,536	2,013,540

Lincoln National Corp.	73,522	1,829,227

		3,842,767

	Shares
Life Sciences Tools & Services–1.65%
Pharmaceutical Product Development, Inc.	50,708	1,188,596

Thermo Fisher Scientific, Inc.(b)	35,938	1,713,883

		2,902,479

Managed Health Care–1.56%
Aetna Inc.	56,956	1,805,505

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $2,162,718)(b)(e)	157,251	943,506

		2,749,011

Marine–0.49%
Genco Shipping & Trading Ltd.(b)(d)	38,308	857,333

Metal & Glass Containers–1.01%
Owens-Illinois, Inc.(b)	54,188	1,781,160

Multi-Line Insurance–1.00%
Genworth Financial Inc.–Class A(b)	154,761	1,756,537

Oil & Gas Drilling–1.08%
Noble Corp.	46,664	1,899,225

Oil & Gas Equipment & Services–3.38%
Baker Hughes Inc.	40,209	1,627,660

Core Laboratories N.V. (Netherlands)	12,074	1,426,181

Key Energy Services, Inc.(b)	217,389	1,910,849

Petroleum Geo-Services A.S.A. (Norway)(b)	87,725	995,160

		5,959,850

Oil & Gas Exploration & Production–4.92%
Cabot Oil & Gas Corp.	42,921	1,870,926

Continental Resources, Inc.(b)	76,864	3,296,697

SandRidge Energy, Inc.(b)	172,639	1,627,986

Southwestern Energy Co.(b)	38,679	1,864,328

		8,659,937

Personal Products–1.01%
Estee Lauder Cos. Inc. (The)–Class A	36,759	1,777,665

Pharmaceuticals–0.63%
Shire PLC–ADR (United Kingdom)	19,011	1,115,946

Real Estate Services–1.12%
CB Richard Ellis Group, Inc.–Class A(b)	145,736	1,977,638

Research & Consulting Services–2.17%
Equifax Inc.	56,021	1,730,489

IHS Inc.–Class A(b)	38,204	2,093,961

		3,824,450

Security & Alarm Services–1.05%
Corrections Corp. of America(b)	75,092	1,843,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

	Shares	Value

Semiconductor Equipment–2.61%
ASML Holding N.V.–New York Shares (Netherlands)	59,763	$2,037,321

KLA-Tencor Corp.	70,597	2,552,787

		4,590,108

Semiconductors–5.88%
Altera Corp.	96,891	2,192,643

Avago Technologies Ltd. (Singapore)(b)	107,142	1,959,627

Marvell Technology Group Ltd.(b)	119,080	2,470,910

ON Semiconductor Corp.(b)	210,952	1,858,487

Xilinx, Inc.	74,579	1,868,950

		10,350,617

Specialty Chemicals–0.99%
Albemarle Corp.	48,002	1,745,833

Steel–0.56%
Steel Dynamics, Inc.	55,745	987,801

Systems Software–2.57%
Check Point Software Technologies Ltd. (Israel)(b)	71,751	2,430,924

McAfee Inc.(b)	51,708	2,097,794

		4,528,718

Tires & Rubber–1.03%
Goodyear Tire & Rubber Co. (The)(b)	128,749	1,815,361

Trading Companies & Distributors–2.04%
MSC Industrial Direct Co., Inc.–Class A	37,957	1,783,979

W.W. Grainger, Inc.	18,738	1,814,401

		3,598,380

Trucking–2.50%
Con-way Inc.	43,793	1,528,814

Heartland Express, Inc.	86,108	1,314,869

J.B. Hunt Transport Services, Inc.	48,459	1,563,772

		4,407,455

Wireless Telecommunication Services–1.19%
American Tower Corp.–Class A(b)	48,518	2,096,463

Total Common Stocks & Other Equity Interests (Cost $131,666,859)		171,158,964

Money Market Funds–2.83%
Liquid Assets Portfolio–Institutional Class(f)	2,492,651	2,492,651

Premier Portfolio–Institutional Class(f)	2,492,651	2,492,651

Total Money Market Funds (Cost $4,985,302)		4,985,302

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.02% (Cost $136,652,161)		176,144,266

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.14%
Liquid Assets Portfolio–Institutional Class (Cost $2,007,347)(f)(g)	2,007,347	2,007,347

TOTAL INVESTMENTS–101.16% (Cost $138,659,508)		178,151,613

OTHER ASSETS LESS LIABILITIES–(1.16)%		(2,044,890)

NET ASSETS–100.00%		$176,106,723

Investment Abbreviations:

ADR	– American Depositary Receipt
CDI	– Chess Depositary Instruments
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Non-income producing security acquired through a corporate action.
(d)	All or a portion of this security was out on loan at December 31, 2009.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $1,894,590, which represented 1.08% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $131,666,859)*	$171,158,964

Investments in affiliated money market funds, at value and cost	6,992,649

Total investments, at value (Cost $138,659,508)	178,151,613

Receivables for:
Fund shares sold	317,798

Dividends	84,243

Investment for trustee deferred compensation and retirement plans	27,039

Total assets	178,580,693

Liabilities:
Payables for:
Fund shares reacquired	175,230

Amount due custodian	39,972

Collateral upon return of securities loaned	2,007,347

Accrued fees to affiliates	168,677

Accrued other operating expenses	35,447

Trustee deferred compensation and retirement plans	47,297

Total liabilities	2,473,970

Net assets applicable to shares outstanding	$176,106,723

Net assets consist of:
Shares of beneficial interest	$213,236,580

Undistributed net investment income (loss)	(49,367)

Undistributed net realized gain (loss)	(76,572,595)

Unrealized appreciation	39,492,105

$176,106,723

Net Assets:
Series I	$81,866,013

Series II	$94,240,710

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	7,249,202

Series II	8,574,846

Series I:
Net asset value per share	$11.29

Series II:
Net asset value per share	$10.99

*	At December 31, 2009, securities with an aggregate value of $1,953,483 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $17,012)	$1,037,943

Dividends from affiliated money market funds (includes securities lending income of $11,811)	34,187

Total investment income	1,072,130

Expenses:
Advisory fees	1,170,016

Administrative services fees	432,015

Custodian fees	17,979

Distribution fees — Series II	212,310

Transfer agent fees	32,044

Trustees’ and officers’ fees and benefits	24,628

Other	55,195

Total expenses	1,944,187

Less: Fees waived	(13,027)

Net expenses	1,931,160

Net investment income (loss)	(859,030)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(178,242))	(13,260,577)

Foreign currencies	(1,151)

(13,261,728)

Change in net unrealized appreciation (depreciation) of:
Investment securities	69,400,504

Foreign currencies	(46)

69,400,458

Net realized and unrealized gain	56,138,730

Net increase in net assets resulting from operations	$55,279,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(859,030)	$(1,261,640)

Net realized gain (loss)	(13,261,728)	(60,191,471)

Change in net unrealized appreciation (depreciation)	69,400,458	(79,981,636)

Net increase (decrease) in net assets resulting from operations	55,279,700	(141,434,747)

Distributions to shareholders from net realized gains:
Series I	—	(12,491,698)

Series II	—	(16,383,949)

Total distributions from net realized gains	—	(28,875,647)

Share transactions-net:
Series I	(5,484,404)	(13,664,818)

Series II	(16,147,547)	(14,156,607)

Net increase (decrease) in net assets resulting from share transactions	(21,631,951)	(27,821,425)

Net increase (decrease) in net assets	33,647,749	(198,131,819)

Net assets:
Beginning of year	142,458,974	340,590,793

End of year (includes undistributed net investment income (loss) of $(49,367) and $(51,174), respectively)	$176,106,723	$142,458,974

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Capital Development Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

AIM V.I. Capital Development Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

AIM V.I. Capital Development Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Over $350 million	0.625%

AIM V.I. Capital Development Fund

  Through at least April 30, 2011, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $13,027.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $382,015 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

AIM V.I. Capital Development Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$175,261,863	$995,160	$1,894,590	$178,151,613

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $742,152 and securities sales of $2,101,155, which resulted in net realized gains (losses) of $(178,242).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,124 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

AIM V.I. Capital Development Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$—	$3,219,994

Long-term capital gain	—	25,655,653

Total distributions	$—	$28,875,647

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$39,219,077

Temporary book/tax differences	(49,367)

Capital loss carryforward	(76,299,567)

Shares of beneficial interest	213,236,580

Total net assets	$176,106,723

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$49,840,811

December 31, 2017	26,458,756

Total capital loss carryforward	$76,299,567

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $153,584,890 and $174,276,569, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$43,301,545

Aggregate unrealized (depreciation) of investment securities	(4,082,468)

Net unrealized appreciation of investment securities	$39,219,077

Cost of investments for tax purposes is $138,932,536.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2009, undistributed net investment income (loss) was increased by $860,837, undistributed net realized gain (loss) was increased by $185,026 and shares of beneficial interest decreased by $1,045,863. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Capital Development Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Series I	2,458,503	$21,351,970	785,197	$11,424,370

Series II	1,455,369	12,521,899	1,469,827	22,038,946

Issued as reinvestment of dividends:
Series I	—	—	1,624,408	12,491,698

Series II	—	—	2,184,526	16,383,949

Reacquired:
Series I	(3,021,088)	(26,836,374)	(2,542,695)	(37,580,886)

Series II	(3,276,615)	(28,669,446)	(3,554,464)	(52,579,502)

Net increase (decrease) in share activity	(2,383,831)	$(21,631,951)	(33,201)	$(27,821,425)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset	Net		on securities		Distributions				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	gains	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$7.93	$(0.04	)(c)	$3.40	$3.36	$—	$11.29	42.37%	$81,866	1.10	%(d)	1.11	%(d)	(0.41	)%(d)	102%
Year ended 12/31/08	18.85	(0.05	)(c)	(8.88)	(8.93)	(1.99)	7.93	(47.03)	61,986	1.10		1.11		(0.38)		99
Year ended 12/31/07	18.43	(0.10	)(c)	2.14	2.04	(1.62)	18.85	10.84	149,776	1.05		1.06		(0.47)		109
Year ended 12/31/06	16.09	(0.07)		2.73	2.66	(0.32)	18.43	16.52	148,668	1.08		1.09		(0.48)		119
Year ended 12/31/05	14.68	(0.04)		1.45	1.41	—	16.09	9.61	117,674	1.09		1.09		(0.22)		125

Series II
Year ended 12/31/09	7.74	(0.06	)(c)	3.31	3.25	—	10.99	41.99	94,241	1.35	(d)	1.36	(d)	(0.66	)(d)	102
Year ended 12/31/08	18.53	(0.09	)(c)	(8.71)	(8.80)	(1.99)	7.74	(47.13)	80,473	1.35		1.36		(0.63)		99
Year ended 12/31/07	18.19	(0.15	)(c)	2.11	1.96	(1.62)	18.53	10.55	190,815	1.30		1.31		(0.72)		109
Year ended 12/31/06	15.92	(0.10)		2.69	2.59	(0.32)	18.19	16.26	128,990	1.33		1.34		(0.73)		119
Year ended 12/31/05	14.57	(0.07)		1.42	1.35	—	15.92	9.27	83,388	1.34		1.34		(0.47)		125

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $71,078 and $84,924 for Series I and Series II shares, respectively.

AIM V.I. Capital Development Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 10, 2010
Houston, Texas

AIM V.I. Capital Development Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,265.70	$6.28	$1,019.66	$5.60	1.10%

Series II	1,000.00	1,264.70	7.71	1,018.40	6.87	1.35

1	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Capital Development Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

AIM V.I. Core Equity Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the 12 months ended December 31, 2009, AIM V.I. Core Equity Fund’s results, excluding variable product issuer charges, compared favorably to the broad market as measured by the S&P 500 Index, and were generally in line with those of the Fund’s style-specific benchmark, the Russell 1000 Index. The Fund’s comparative results were driven by stock selection in the energy and health care sectors. Stock selection in the information technology (IT) sector was the largest detractor relative to the Russell 1000 Index. However, IT was the largest contributor to the Fund’s absolute returns. Other contributors to the Fund’s absolute returns were holdings in the health care, energy and industrials sectors.
     The Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	28.30%
Series II Shares	27.98
S&P 500 Index▼ (Broad Market Index)	26.47
Russell 1000 Index▼ (Style-Specific Index)	28.43
Lipper VUF Large-Cap Core Funds Index▼ (Peer Group Index)	29.06

▼	Lipper Inc.
How we invest
We seek to manage your Fund as what we term a “conservative cornerstone” — a stable foundational component of a well-diversified portfolio of assets that may provide attractive upside participation during buoyant equity markets and downside protection during weak equity markets. As part of a well-diversified asset allocation strategy, the Fund is intended to complement more aggressive or cyclical investments.
     We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital (ROIC) characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
Portfolio Composition
By sector

Information Technology	21.7%
Health Care	16.9
Financials	12.3
Industrials	12.3
Consumer Staples	8.7
Energy	8.1
Consumer Discretionary	2.5
Telecommunication Services	2.2
Materials	1.2
Money Market Funds Plus Other Assets Less Liabilities	14.1

Total Net Assets	$1.5 billion
Total Number of Holdings*	67
     Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.
Top 10 Equity Holdings*

1. Progressive Corp. (The)	2.8%
2. American Express Co.	2.7
3. Microsoft Corp.	2.6
4. Symantec Corp.	2.4
5. Agilent Technologies, Inc.	2.4
6. Comcast Corp.-Class A	2.2
7. Nokia Corp.-ADR	2.0
8. Berkshire Hathaway Inc.-Class A	2.0
9. Motorola, Inc.	1.9
10. Automatic Data Processing, Inc.	1.8
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
Market conditions and your Fund
The year covered by this report was characterized by two dramatically different market environments. In early 2009, equity markets declined steeply as credit markets froze and risk premiums rose dramatically in response to the global recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to liquidity improved and market valuations in both the credit and equity markets recovered from the March lows.
     Major equity indexes generated positive returns for the year, and economically sensitive sectors such as the IT, consumer discretionary and materials sectors delivered the highest returns for the year, while traditionally defensive telecommunication services, consumer staples and utilities sectors had some of the lowest returns.1
     The primary contributor to the Fund’s results was American Express, the world’s largest issuer of credit-cards as measured by purchase volume. The stock had previously suffered due to investor fears about credit losses following the financial crisis. The sell-off provided us an opportunity to add to our position in the company, which reported stabilization in credit card delinquencies and charge-offs by the second half of the year. The company also repurchased the preferred shares it issued to the U.S. Treasury under the government’s Troubled Asset Relief Program (TARP), which we considered a validation of the firm’s stability.
     Another large contributor was industrial conglomerate Tyco International, which operates in a variety of dissimilar industries such as security solutions, fire protection and fluid valves. The market downturn provided us an opportunity to build a larger position in the stock as it traded lower. As conditions improved later in the year, the company reported good operating results due to improving margins and solid retention rates, and the stock performed well amid improving economic sentiment.
     While the Fund was underexposed to financials during the financial crisis, we took the opportunity to invest in what we viewed as higher quality banks. However, some of these names — including Wells Fargo and BB&T — continued to lag the market in 2009 and negatively affected results.
AIM V.I. Core Equity Fund

     Wells Fargo’s late-2008 acquisition of distressed bank Wachovia boosted both its size and scale, but also added to its exposure to troubled loans. During the year, Wells Fargo reduced its dividend, and we believed the action was prudent to preserve capital. The company is experiencing healthy deposit growth and has been able to deploy capital at favorable price spreads. We believe it is well managed with a sound deposit base, a history of conservative underwriting standards and deep customer relationships. In our view, this business model is poised to gain market share in the revamped global financial system.
     Generally, we believe BB&T is a well-capitalized survivor of the credit crisis, as evidenced by the fact that it passed the federal “stress test” and repaid funds advanced under the TARP program. While credit losses for BB&T rose in 2009 (and, we believe, will likely continue to rise), we attributed the poor performance of BB&T more to the industry-wide downdraft than to company-specific factors. Nonetheless, we eliminated our position in BB&T, as we perceived better relative opportunities elsewhere in the sector.
     Another detractor from results was managed care provider UnitedHealth Group. The company faced heightened uncertainty due to the controversial health care reform package being considered by Congress. Though not yet enacted, the potential legislation was viewed as unfavorable to health care providers as it could fundamentally alter the competitive landscape for health insurance in the U.S. We eliminated this position during the year.
     Our cash weighting fluctuated during the year as we took advantage of market turmoil to invest in high quality companies that we believed had been unduly punished. As many of these companies rallied sharply in the second half of 2009, we used the opportunity to take profits. Thus, the Fund’s cash weighting was up to approximately 14% of total assets at the end of the year. Our cash holdings benefited the Fund during the market downturn, but muted returns during the rally.
     Maintaining a conservative approach is an enduring part of our investment strategy. In the face of significant market volatility, we sought judicious long-term investments in high quality businesses that are not heavily dependent on external sources of financing. At the end of the year, our largest sector weightings were in IT and health care. Our allocation to the consumer discretionary sector remained low, as we believed it will be difficult for many of these companies to recover to pre-crisis earnings levels in the near term.
     We have recently endured one of the most challenging economic periods in recent history, and while the apparent end to the recession is encouraging, we believe that a long and perhaps uneven recovery lies ahead. Indeed, much of the recent economic improvement has been due to a reduced rate of deterioration, and a number of questions remain concerning employment, consumer spending, housing and the eventual removal of fiscal and monetary stimulus. For this reason, we believe that equity markets will remain trendless and volatility is likely to continue for the foreseeable future.
     Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for investors’ portfolios, seeking to provide upside participation with downside protection, so that over a full market cycle the Fund may deliver favorable investment results with reduced risk.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ronald Sloan
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Core Equity Fund. Mr. Sloan has worked in the investment industry since 1971 and joined Invesco Aim in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.
Tyler Dann II
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Core Equity Fund. Mr. Dann joined Invesco Aim in 2004. He serves on the board of directors of the National Association of Petroleum Investment Analysts and is a member of the CFA Society of San Francisco. He earned an A.B. from Princeton University.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Core Equity Fund. He began his investment career in 1988 and joined Invesco Aim in 2004. He earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.

Assisted by the Mid/Large Cap Core Team
AIM V.I. Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/94, Fund data from 5/2/94
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/2/94)	7.51%
10 Years	–1.06
5 Years	3.56
1 Year	28.30

Series II Shares
10 Years	–1.30%
5 Years	3.31
1 Year	27.98
Series II shares’ inception date is October 24, 2001. Returns since that date are historical. All other returns are the blended returns of the historical performance of the fund’s Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of Series I shares is May 2, 1994. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.90% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.91% and 1.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on this Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Core Equity Fund

AIM V.I. Core Equity Fund’s investment objective is growth of capital.
▪ Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

▪ Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.
     Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–85.83%
Aerospace & Defense–3.51%
Lockheed Martin Corp.	115,688	$8,717,091

Northrop Grumman Corp.	369,857	20,656,513

United Technologies Corp.	331,399	23,002,405

		52,376,009

Air Freight & Logistics–0.93%
United Parcel Service, Inc.–Class B	242,647	13,920,658

Asset Management & Custody Banks–1.41%
Legg Mason, Inc.	696,330	21,001,313

Biotechnology–1.87%
Amgen Inc.(b)	38,635	2,185,582

Genzyme Corp.(b)	315,091	15,442,610

Gilead Sciences, Inc.(b)	236,742	10,246,194

		27,874,386

Cable & Satellite–2.23%
Comcast Corp.–Class A	1,973,196	33,268,085

Communications Equipment–5.49%
Cisco Systems, Inc.(b)	979,082	23,439,223

Motorola, Inc.(b)	3,649,910	28,323,302

Nokia Corp.–ADR (Finland)	2,343,261	30,110,904

		81,873,429

Computer Hardware–1.14%
Fujitsu Ltd. (Japan)	2,637,000	16,963,984

Computer Storage & Peripherals–1.15%
EMC Corp.(b)	985,134	17,210,291

Consumer Finance–2.65%
American Express Co.	975,361	39,521,628

Data Processing & Outsourced Services–1.79%
Automatic Data Processing, Inc.	623,348	26,691,761

Diversified Banks–1.72%
U.S. Bancorp	594,972	13,392,820

Wells Fargo & Co.	451,085	12,174,784

		25,567,604

Drug Retail–3.22%
CVS Caremark Corp.	784,285	25,261,820

Walgreen Co.	618,259	22,702,470

		47,964,290

Education Services–0.33%
Apollo Group, Inc.–Class A(b)	80,000	4,846,400

Electronic Equipment & Instruments–2.36%
Agilent Technologies, Inc.(b)	1,131,790	35,164,715

Electronic Manufacturing Services–1.35%
Tyco Electronics Ltd. (Switzerland)	818,818	20,101,982

Environmental & Facilities Services–1.42%
Waste Management, Inc.	626,335	21,176,386

Food Retail–1.52%
Kroger Co. (The)	1,105,770	22,701,458

Health Care Equipment–4.46%
Baxter International Inc.	182,134	10,687,623

Boston Scientific Corp.(b)	1,701,227	15,311,043

Covidien PLC (Ireland)	467,079	22,368,413

Medtronic, Inc.	411,431	18,094,736

		66,461,815

Health Care Supplies–1.42%
Alcon, Inc.	129,215	21,236,485

Hypermarkets & Super Centers–1.47%
Wal-Mart Stores, Inc.	409,683	21,897,556

Industrial Conglomerates–4.40%
3M Co.	322,422	26,654,627

Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	659,562	19,526,586

Tyco International Ltd.	544,294	19,420,410

		65,601,623

Industrial Gases–1.20%
Air Products & Common Chemicals, Inc.	220,271	17,855,167

Industrial Machinery–1.18%
Danaher Corp.	234,045	17,600,184

Insurance Brokers–0.74%
Marsh & McLennan Cos., Inc.	498,428	11,005,290

Integrated Telecommunication Services–0.76%
AT&T Inc.	401,272	11,247,654

Life Sciences Tools & Services–1.40%
Thermo Fisher Scientific, Inc.(b)	438,771	20,924,989

Managed Health Care–1.36%
WellPoint Inc.(b)	347,600	20,261,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

	Shares	Value

Office Electronics–0.86%
Xerox Corp.	1,518,840	$12,849,386

Oil & Gas Equipment & Services–2.39%
Baker Hughes Inc.	125,447	5,078,095

BJ Services Co.	1,086,843	20,215,280

Tenaris S.A.–ADR (Argentina)	241,927	10,318,186

		35,611,561

Oil & Gas Exploration & Production–4.45%
Apache Corp.	182,018	18,778,797

Chesapeake Energy Corp.	326,931	8,460,974

EOG Resources, Inc.	200,833	19,541,051

XTO Energy, Inc.	421,858	19,629,053

		66,409,875

Oil & Gas Refining & Marketing–0.31%
Valero Energy Corp.	275,000	4,606,250

Oil & Gas Storage & Transportation–0.94%
Williams Cos., Inc. (The)	666,149	14,042,421

Packaged Foods & Meats–1.35%
Cadbury PLC (United Kingdom)	1,567,619	20,180,860

Personal Products–1.01%
Avon Products, Inc.	479,130	15,092,595

Pharmaceuticals–6.35%
Allergan, Inc.	380,114	23,950,983

Johnson & Johnson	194,981	12,558,726

Pfizer Inc.	684,528	12,451,565

Roche Holding AG (Switzerland)	138,074	23,465,257

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	395,596	22,224,583

		94,651,114

Property & Casualty Insurance–4.80%
Berkshire Hathaway Inc.–Class A(b)	297	29,462,400

Progressive Corp. (The)(b)	2,339,655	42,090,394

		71,552,794

Railroads–0.89%
Union Pacific Corp.	207,130	13,235,607

Regional Banks–0.96%
PNC Financial Services Group, Inc.	272,188	14,368,805

Semiconductors–2.54%
Intel Corp.	942,791	19,232,936

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	9,297,823	18,650,852

		37,883,788

Systems Software–5.01%
Microsoft Corp.	1,270,621	38,741,234

Symantec Corp.(b)	2,012,299	36,000,029

		74,741,263

Wireless Telecommunication Services–1.49%
Vodafone Group PLC (United Kingdom)	9,589,366	22,215,369

Total Common Stocks & Other Equity Interests (Cost $1,182,702,819)		1,279,758,434

Preferred Stocks–0.11%
Household Products–0.11%
Henkel AG & Co. KGaA (Germany)–Pfd. (Cost $1,785,965)	33,359	1,734,390

Money Market Funds–13.41%
Liquid Assets Portfolio–Institutional Class(c)	99,964,153	99,964,153

Premier Portfolio–Institutional Class(c)	99,964,153	99,964,153

Total Money Market Funds (Cost $199,928,306)		199,928,306

TOTAL INVESTMENTS–99.35% (Cost $1,384,417,090)		1,481,421,130

OTHER ASSETS LESS LIABILITIES–0.65%		9,676,539

NET ASSETS–100.00%		$1,491,097,669

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $1,184,488,784)	$1,281,492,824

Investments in affiliated money market funds, at value and cost	199,928,306

Total investments, at value (Cost $1,384,417,090)	1,481,421,130

Foreign currencies, at value (Cost $3,369,002)	3,441,962

Receivables for:
Investments sold	3,263,453

Fund shares sold	3,737,380

Dividends	1,357,593

Foreign currency contracts outstanding	679,271

Investment for trustee deferred compensation and retirement plans	120,746

Other assets	191

Total assets	1,494,021,726

Liabilities:
Payables for:
Fund shares reacquired	1,498,150

Amount due custodian	8,084

Accrued fees to affiliates	924,945

Accrued other operating expenses	96,859

Trustee deferred compensation and retirement plans	396,019

Total liabilities	2,924,057

Net assets applicable to shares outstanding	$1,491,097,669

Net assets consist of:
Shares of beneficial interest	$1,756,417,663

Undistributed net investment income	12,774,531

Undistributed net realized gain (loss)	(375,833,460)

Unrealized appreciation	97,738,935

$1,491,097,669

Net Assets:
Series I	$1,456,822,232

Series II	$34,275,437

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	58,465,826

Series II	1,385,135

Series I:
Net asset value per share	$24.92

Series II:
Net asset value per share	$24.75

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $820,196)	$23,300,710

Dividends from affiliated money market funds (includes securities lending income of $63,888)	840,834

Interest	858,994

Total investment income	25,000,538

Expenses:
Advisory fees	8,255,366

Administrative services fees	3,553,642

Custodian fees	126,845

Distribution fees–Series II	66,351

Transfer agent fees	77,300

Trustees’ and officers’ fees and benefits	65,963

Other	113,058

Total expenses	12,258,525

Less: Fees waived	(242,120)

Net expenses	12,016,405

Net investment income	12,984,133

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(92,309))	(114,458,507)

Foreign currencies	216,781

Foreign currency contracts	(4,620,057)

(118,861,783)

Change in net unrealized appreciation of:
Investment securities	442,389,822

Foreign currencies	40,807

Foreign currency contracts	3,449,722

445,880,351

Net realized and unrealized gain	327,018,568

Net increase in net assets resulting from operations	$340,002,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$12,984,133	$23,768,262

Net realized gain (loss)	(118,861,783)	(18,360,869)

Change in net unrealized appreciation (depreciation)	445,880,351	(629,967,536)

Net increase (decrease) in net assets resulting from operations	340,002,701	(624,560,143)

Distributions to shareholders from net investment income:
Series I	(23,923,292)	(37,970,942)

Series II	(459,176)	(580,118)

Total distributions from net investment income	(24,382,468)	(38,551,060)

Share transactions-net:
Series I	(182,712,672)	(315,589,332)

Series II	4,143,838	(32,094)

Net increase (decrease) in net assets resulting from share transactions	(178,568,834)	(315,621,426)

Net increase (decrease) in net assets	137,051,399	(978,732,629)

Net assets:
Beginning of year	1,354,046,270	2,332,778,899

End of year (includes undistributed net investment income of $12,774,531 and $23,956,084, respectively)	$1,491,097,669	$1,354,046,270

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

AIM V.I. Core Equity Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

AIM V.I. Core Equity Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.65%

Over $250 million	0.60%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.

AIM V.I. Core Equity Fund

  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $242,120.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $321,664 for accounting and fund administrative services and reimbursed $3,231,978 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,378,210,419	$103,210,711	$—	$1,481,421,130

Other Investments*	679,271	—	—	679,271

Total Investments	$1,378,889,690	$103,210,711	$—	$1,482,100,401

*	Other Investments include foreign currency contracts which are included at unrealized appreciation.

AIM V.I. Core Equity Fund

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year end, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$679,271	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(4,620,057)

Change in Unrealized Appreciation
Currency risk	3,449,722

Total	$(1,170,335)

*	The average value of foreign currency contracts outstanding during the period was $24,462,380.

Open Foreign Currency Contracts
Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

3/04/10	GBP	13,150,000	USD	21,919,735	$21,240,464	$679,271

Currency Abbreviations:
GBP — British Pound Sterling
USD — U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities sales of $1,083,654, which resulted in net realized gains (losses) of $(92,309).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $5,979 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM V.I. Core Equity Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$24,382,468	$38,551,060

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$13,178,405

Net unrealized appreciation — investments	89,321,892

Net unrealized appreciation — other investments	55,623

Temporary book/tax differences	(403,874)

Capital loss carryforward	(367,472,040)

Shares of beneficial interest	1,756,417,663

Total net assets	$1,491,097,669

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net realized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $367,472,040 of capital loss carryforward in the fiscal year ending December 31, 2010.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$157,184,467

December 31, 2011	21,217,854

December 31, 2017	189,069,719

Total capital loss carryforward	$367,472,040

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 1, 2006, the date of the reorganization of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $250,433,302 and $500,393,245, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$198,790,615

Aggregate unrealized (depreciation) of investment securities	(109,468,723)

Net unrealized appreciation of investment securities	$89,321,892

Cost of investments for tax purposes is $1,392,099,238.

AIM V.I. Core Equity Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2009, undistributed net investment income was increased by $216,782, undistributed net realized gain (loss) was increased by $33,051,034 and shares of beneficial interest decreased by $33,267,816. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Series I	3,599,291	$75,638,826	4,038,365	$99,125,887

Series II	497,105	10,793,298	303,531	7,308,692

Issued as reinvestment of dividends:
Series I	975,664	23,923,292	1,942,248	37,970,942

Series II	18,850	459,176	29,872	580,118

Reacquired:
Series I	(13,469,940)	(282,274,790)	(17,562,746)	(452,686,161)

Series II	(348,530)	(7,108,636)	(319,907)	(7,920,904)

Net increase (decrease) in share activity	(8,727,560)	$(178,568,834)	(11,568,637)	$(315,621,426)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$19.75	$0.19	$5.39	$5.58	$(0.41)	$24.92	28.30%	$1,456,822	0.88	%(d)	0.90	%(d)	0.96	%(d)	21%
Year ended 12/31/08	29.11	0.33	(9.11)	(8.78)	(0.58)	19.75	(30.14)	1,330,161	0.89		0.90		1.26		36
Year ended 12/31/07	27.22	0.42	1.80	2.22	(0.33)	29.11	8.12	2,298,007	0.87		0.88		1.44		45
Year ended 12/31/06	23.45	0.34	3.58	3.92	(0.15)	27.22	16.70	2,699,252	0.89		0.89		1.35		45
Year ended 12/31/05	22.60	0.24	0.96	1.20	(0.35)	23.45	5.31	1,246,529	0.89		0.89		1.08		52

Series II
Year ended 12/31/09	19.62	0.14	5.34	5.48	(0.35)	24.75	27.98	34,275	1.13	(d)	1.15	(d)	0.71	(d)	21
Year ended 12/31/08	28.88	0.26	(9.02)	(8.76)	(0.50)	19.62	(30.32)	23,885	1.14		1.15		1.01		36
Year ended 12/31/07	27.02	0.34	1.80	2.14	(0.28)	28.88	7.88	34,772	1.12		1.13		1.19		45
Year ended 12/31/06	23.33	0.28	3.55	3.83	(0.14)	27.02	16.42	39,729	1.14		1.14		1.10		45
Year ended 12/31/05	22.48	0.18	0.96	1.14	(0.29)	23.33	5.08	3,858	1.14		1.14		0.83		52

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,328,520 and $26,540 for Series I and Series II shares, respectively.

AIM V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,209.50	$4.90	$1,020.77	$4.48	0.88%

Series II	1,000.00	1,208.40	6.29	1,019.51	5.75	1.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	96.81%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Core Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Aim Distributors, Inc. 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Aim Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-2

AIM V.I. Diversified Income Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, Series I shares of AIM V.I. Diversified Income Fund, excluding variable product issuer charges, outperformed the Fund’s broad market index, but underperformed its style-specific index. Our underweight exposure to corporate credit was the largest detractor from performance relative to our style-specific index, which is primarily investment-grade corporate credit in composition. Outperformance of the broad market index was due to our underweight positions in government bond sectors, which underperformed other credit sectors.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	11.08%
Series II Shares	10.89
Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	5.93
Barclays Capital U.S. Credit Index▼ (Style-Specific Index)	16.04
Lipper VUF Corporate Debt BBB-Rated Funds Index▼ (Peer Group Index)	15.37

▼	Lipper Inc.
How we invest
We invest primarily in fixed-rate U.S. dollar-denominated corporate bonds. We may invest up to 40% of total assets in foreign securities. Up to 35% of the Fund’s assets may be invested in lower quality, high yield debt securities; however, we have historically stayed closer to a 10% allocation to this asset class. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage-backed securities (MBS).
     Consistent with our investment philosophy and belief that markets are increasingly complex, we use a distributed approach to decision making where proven specialists closest to the information have authority to make decisions. Investment decisions are made continuously and shared instantly for timely implementation in our portfolios. This is true for fundamental research decisions, macro decisions and security selection decisions, all made by specialists.
     We record and measure the performance of every investment decision. In this way, we develop a detailed understanding of the quality and skill of our decision makers to enhance quality control.
     We implement investment decisions made by specialists into portfolios. We believe that this separation of construction from decision making ensures objectivity in the investment process by removing behavioral biases linked to historic performance that may arise in portfolios where there is a sole decision maker also responsible for portfolio positioning. The primary role of the portfolio manager is the efficient implementation of investment decisions within portfolios. The portfolio managers work closely with sector specialists and traders to determine how best to express each investment decision at the security level.
     Our risk management process combines the evaluation of expected portfolio risks, a strong commitment to oversight of portfolio construction and actual performance and risk oversight. There are four key components to the investment risk management process applied within Invesco Fixed Income, namely;
■	Design: Portfolio Design Calculator/ Alpha Source Oversight.

■	Decisions: Decision Quality Analysis.

■	Portfolio Construction: Portfolio Management Oversight.

■	Invesco Fixed Income Oversight: Global Investment Policy Committee.
     Each investment decision is assigned to an individual within the firm. Specialists are required to explain the rationale behind every investment decision thereby enabling the firm to distinguish skill from good fortune. Each security includes pricing review levels. The upper level is the objective that the security is expected to reach, whereas the lower level is the point at which the rationale for persisting with the position must be reevaluated by the specialist. Specialists receive alerts from our proprietary investment system when a security is approaching or has reached these levels. While specialists are not forced to sell when these levels are reached, the investment decision must be reevaluated. Pricing levels are monitored continuously by senior management, which is integral to the firm’s risk management oversight.
     In addition to the realignment of a security’s valuation targets, sell decisions may also be based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Presentation of a better relative value opportunity.
Portfolio Composition
By industry

U.S. Treasury Securities	10.2%
Other Diversified Financial Services	9.5
Investment Banking & Brokerage	5.8
Electric Utilities	4.1
Integrated Telecommunication Services	3.8
Diversified Banks	3.2
Other Industries, Each with Less Than 3% of Total Net Assets	56.0
Money Market Funds Plus Other Assets Less Liabilities	7.4
Top 10 Fixed Income Issuers*

1. U.S. Treasury Bonds	6.7%
2. U.S. Treasury Notes	3.5
3. Morgan Stanley	2.5
4. Citigroup Inc.	2.2
5. DirecTVHoldings LLC/DirecTV Financing Co. Inc.	2.2
6. General Electric Capital Corp.	1.6
7. DCP Midstream LLC	1.6
8. MetLife Inc.	1.6
9. Anadarko Petroleum Corp.	1.6
10. COX Communications Inc.	1.5

Total Net Assets	$24.6 million

Total Number of Holdings*	261
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Diversified Income Fund

Market conditions and your Fund
The global economic environment at the beginning of 2009 was characterized by the carryover of 2008’s financial market turmoil, which contributed to one of the weakest economic periods on record.1 Gross domestic product (GDP), the broadest measure of overall U.S. economic activity, reflected a shrinking economy during the first half of 2009 before turning positive during the second half of the year.1
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy through the Fund’s fiscal year, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed also continued programs of quantitative easing by buying up U.S. Treasuries, agency MBS and agency debentures. In doing so, the Fed worked to stimulate economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.2
     Beginning in early 2009, demand for credit sensitive bonds returned. Renewed concerns about future inflation and the ability of the market to absorb heavy government issuance pushed government bond yields higher (and prices lower) throughout 2009, especially for intermediate and longer maturity Treasuries.3 In fact, U.S. Treasury 10-year note and 30-year bond returns had their worst year of performance on record in 2009 following one of their best years on record.
     With this market environment as a backdrop, sector allocation and security selection were dominant factors affecting Fund performance relative to the style-specific index.4
     For the year, corporate credit outperformed government bonds, MBS and cash, and our underweight corporate credit was a detractor to performance relative to our corporate credit oriented style-specific index. Investment-grade credit, the largest sector exposure within the Fund, was maintained chiefly through the cash bond market, but also with credit derivatives carried over from 2008 that were sold during the first quarter. An overweight in the financials sector had a negative effect on Fund performance during the first quarter of 2009 when this sector was among the worst within the bond market.4
     From the second quarter on, our overall credit allocation rallied strongly, outperforming the government bonds and structured securities positions held in the Fund. The Fund’s structured securities exposure was mostly in agency MBS passthroughs and TBAs. Although MBS returns were positive for the year, their performance lagged returns of the corporate credit and negatively influenced performance versus the style-specific index. The Fund maintained an investment-grade average credit quality, but benefited from tactical allocations to lower quality high yield bonds, as higher quality issues underperformed lower quality issues during the year. Allocations to emerging markets also proved beneficial as the emerging market bond sector was one of the top-performing areas of the bond market in 20094.
     Security selection was a contributor to Fund performance for the year. Time Warner Cable’s positive contribution exemplified the performance of credits whose credit spread (the yield difference over comparable Treasuries that investors require for taking credit risk) tightened significantly over the year, pushing prices higher. Weaker performers within the portfolio included several financial sector securities, such as a Citicorp Lease, whose credit spreads did not fully participate in the credit recovery experienced by the broader market. We sold the holding.
     Duration management had a negative impact on performance relative to our style-specific index during 2009. The portfolio was generally long duration (more price sensitive to interest rate movements than the benchmark) during the first half of the year as rates rose, putting downward pressure on bond prices. The Fund was generally shorter in duration (less price sensitive to interest rate movements than the benchmark) during the second half of the year, and did not fully benefit from the positive impact of falling rates on bond prices. We regularly use U.S. Treasury bond futures contracts as an efficient means for managing the Fund’s duration.
     While the yield curve fluctuated greatly over the year, the general steepening of the curve was a negative factor in Fund performance relative to the style-specific index. We positioned the portfolio for a flattening of the yield curve (long maturities falling more than short rates) during the second quarter of 2009, which negatively affected performance. In June, the portfolio returned to a neutral stance and remained there for the rest of the year.
     Thank you for your investment in AIM V.I. Diversified Income Fund.

1	U.S. Bureau of Economic Analysis

2	Federal Reserve Board

3	Bloomberg L.P.

4	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Chuck Burge
Senior portfolio manager, is manager of AIM V.I. Diversified Income Fund. He joined Invesco Aim in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Diversified Income Fund. She joined Invesco Aim in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin. She is a director, and a past president, of the CFA Society of Houston.
Peter Ehret
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. Diversified Income Fund. Mr. Ehret joined Invesco Aim in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. Diversified Income Fund. He joined Invesco Aim in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
AIM V.I. Diversified Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/5/93)	3.73%
10 Years	2.28
5 Years	0.47
1 Year	11.08

Series II Shares
10 Years	2.04%
5 Years	0.24
1 Year	10.89
Series II shares’ inception date is March 14, 2002. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 5, 1993. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.31% and 1.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Diversified Income Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.
AIM V.I. Diversified Income Fund

AIM V.I. Diversified Income Fund’s investment objective is to achieve a high level of current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
The Fund may invest in debt securities, such as notes and bonds, which carry interest rate and credit risk.
     Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
     Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     The Fund may invest in lower quality debt securities, commonly known as “junk bonds.” Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk—the risk that the other party will not complete the transaction with the Fund.
     The Fund may invest in mortgage- and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.
     The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.
About indexes used in this report
The Barclays Capital U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Lipper VUF Corporate Debt BBB-Rated Funds Index is an unmanaged index considered representative of corporate debt BBB-rated variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of a peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Diversified Income Fund

Schedule of Investments(a)

December 31, 2009

	Principal
	Amount	Value

Bonds & Notes–77.39%
Advertising–0.14%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.25%, 01/01/13	$35,000	$35,000

Aerospace & Defense–1.42%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.75%, 04/01/16	25,000	24,875

BAE Systems Holdings Inc., Sr. Unsec. Gtd. Notes,
4.95%, 06/01/14(b)	65,000	66,840

6.38%, 06/01/19(b)	90,000	95,830

BE Aerospace, Inc., Sr. Unsec. Unsub. Notes, 8.50%, 07/01/18	25,000	26,625

L-3 Communications Corp., Sr. Notes, 5.20%, 10/15/19(b)	135,000	135,506

		349,676

Agricultural Products–0.65%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/19	140,000	159,801

Airlines–2.23%
American Airlines Pass Through Trust,
–Series 2001-2, Class A-1, Sec. Global Pass Through Ctfs.,
6.98%, 04/01/11	32,764	32,723

–Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	45,000	50,569

Continental Airlines Inc., Pass Through Ctfs.,
9.00%, 07/08/16	210,000	225,356

Series A,
Global Pass Through Ctfs.,
7.25%, 11/10/19	55,000	56,478

Delta Air Lines, Inc., Sr. Sec. Notes,
9.50%, 09/15/14(b)	10,000	10,450

–Series A,
Pass Through Ctfs.,
7.75%, 12/17/19	70,000	72,406

Series 2002-1, Class C,
Sec. Pass Through Ctfs., 7.78%, 01/02/12	15,539	15,073

United Air Lines Inc., Gtd. Global Pass Through Ctfs.,
9.75%, 01/15/17	30,000	31,069

Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	50,000	53,281

		547,405

Alternative Carriers–0.32%
Intelsat Intermediate Holding Co. Ltd. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15(c)	35,000	36,137

Level 3 Financing Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.25%, 11/01/14	45,000	43,200

		79,337

Aluminum–0.10%
Novelis Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.25%, 02/15/15	25,000	24,000

Apparel Retail–0.69%
Collective Brands, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.25%, 08/01/13	50,000	51,125

Limited Brands Inc., Sr. Notes, 8.50%, 06/15/19(b)	50,000	54,125

TJX Companies, Inc. (The), Sr. Unsec. Notes, 6.95%, 04/15/19	55,000	63,822

		169,072

Asset Management & Custody Banks–0.31%
Bank of New York Mellon Corp. (The), Sr. Unsec. Notes, 4.30%, 05/15/14	50,000	52,679

Graham Packaging Co. L.P./GPC Capital Corp. I, Sr. Gtd. Notes, 8.25%, 01/01/17(b)	25,000	24,688

		77,367

Auto Parts & Equipment–0.17%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	25,000	26,437

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 11/15/15	15,000	15,225

		41,662

Automobile Manufacturers–0.20%
Case New Holland Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.75%, 09/01/13(b)	25,000	25,562

Ford Motor Co., Sr. Unsec. Unsub. Global Notes, 7.45%, 07/16/31	25,000	22,375

		47,937

Automotive Retail–0.92%
AutoZone Inc., Sr. Unsec. Notes, 5.75%, 01/15/15	210,000	225,648

Brewers–0.37%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Unsub. Notes, 4.13%, 01/15/15(b)	90,000	91,297

Broadcasting–2.32%
Belo Corp., Sr. Unsec. Unsub. Notes,
6.75%, 05/30/13	25,000	24,750

8.00%, 11/15/16	25,000	25,750

Clear Channel Worldwide Holdings Inc., Sr. Unsec. Gtd. Unsub. Notes, 9.25%, 12/15/17(b)	25,000	25,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

	Principal
	Amount	Value

Broadcasting–(continued)

COX Communications Inc., Sr. Unsec. Bonds,
8.38%, 03/01/39(b)	$75,000	$92,096

Sr. Unsec. Global Notes,
5.45%, 12/15/14	95,000	102,028

Sr. Unsec. Notes,
9.38%, 01/15/19(b)	140,000	176,059

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(b)	120,000	124,850

		571,408

Building Products–0.46%
Building Materials Corp. of America, Sec. Gtd. Second Lien Global Notes, 7.75%, 08/01/14	50,000	49,750

Goodman Global Group Inc., Sr. Disc. Notes, 11.70%, 12/15/14(b)(d)	20,000	11,400

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	35,000	35,175

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	15,000	16,012

		112,337

Cable & Satellite–2.76%
Cablevision Systems Corp., Sr. Notes, 8.63%, 09/15/17(b)	25,000	26,156

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 05/15/16	350,000	383,250

Sr. Unsec. Gtd. Unsub. Notes,
4.75%, 10/01/14(b)	160,000	163,111

Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Notes, 5.00%, 02/01/20	60,000	58,584

XM Satellite Radio Inc., Sr. Sec. Notes, 11.25%, 06/15/13(b)	45,000	48,262

		679,363

Casinos & Gaming–0.53%
MGM Mirage, Sr. Sec. Notes,
11.13%, 11/15/17(b)	15,000	16,725

Sr. Unsec. Gtd. Unsub. Notes,
8.50%, 09/15/10	25,000	25,000

Pinnacle Entertainment, Inc., Sr. Notes, 8.63%, 08/01/17(b)	30,000	30,600

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.68%, 02/01/14(b)(e)	15,000	7,950

Wynn Las Vegas Capital LLC/Corp., Sec. First Mortgage Notes, 7.88%, 11/01/17(b)	50,000	50,875

		131,150

Communications Equipment–0.04%
Corning Inc., Sr. Unsec. Unsub. Notes, 6.63%, 05/15/19	10,000	10,788

Computer Hardware–0.65%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 4.75%, 06/02/14	55,000	58,849

International Business Machines Corp., Sr. Unsec. Unsub. Global Notes, 2.10%, 05/06/13	100,000	100,062

		158,911

Computer Storage & Peripherals–0.11%
Seagate Technology International, Sr. Sec. Gtd. Notes, 10.00%, 05/01/14(b)	25,000	27,813

Construction Materials–0.46%
Holcim U.S. Finance Sarl & Cie SCS (Switzerland), Gtd. Notes, 6.00%, 12/30/19(b)	110,000	113,418

Construction, Farm Machinery & Heavy Trucks–0.25%
CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	25,000	24,813

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	25,000	25,656

Titan International, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 01/15/12	10,000	9,850

		60,319

Consumer Finance–0.27%
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	65,000	65,325

Data Processing & Outsourced Services–0.20%
First Data Corp., Sr. Unsec. Gtd. Global Notes, 9.88%, 09/24/15	25,000	23,312

SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	25,000	26,750

		50,062

Diversified Banks–3.19%
Barclays Bank PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.75%, 05/22/19	155,000	174,655

ING Bank N.V. (Netherlands), Unsec. Sub. Bonds, 5.13%, 05/01/15(b)	100,000	100,066

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	160,000	163,291

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Unsub. Floating Rate Medium-Term Euro Notes, 3.78%, 04/17/14(e)	81,000	84,592

Standard Chartered PLC (United Kingdom), Sr. Notes, 5.50%, 11/18/14(b)	55,000	58,010

Wachovia Corp.–Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	50,000	53,534

Wells Fargo & Co., Sr. Unsec. Unsub. Global Notes, 4.38%, 01/31/13	145,000	150,433

		784,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

	Principal
	Amount	Value

Diversified Capital Markets–0.42%
UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	$100,000	$102,400

Diversified Metals & Mining–0.29%
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.95%, 05/01/14	60,000	71,955

Drug Retail–1.18%
CVS Caremark Corp., Unsec. Notes, 6.60%, 03/15/19	190,000	208,007

Rite Aid Corp., Sr. Sec. Gtd. Notes,
10.38%, 07/15/16	50,000	53,750

Sr. Sec. Unsub. Global Notes,
9.75%, 06/12/16	25,000	27,344

		289,101

Electric Utilities–4.05%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	40,000	41,800

DCP Midstream LLC, Notes,
9.70%, 12/01/13(b)	100,000	116,373

Sr. Unsec. Notes,
7.88%, 08/16/10	200,000	208,530

Sr. Unsec. Unsub. Notes,
9.75%, 03/15/19(b)	55,000	67,280

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	100,000	101,333

Indiana Michigan Power Co.–Series I, Sr. Unsec. Unsub. Notes, 7.00%, 03/15/19	140,000	156,756

LSP Energy L.P./LSP Batesville Funding Corp.–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	25,000	16,875

Ohio Power Co.–Series 1, Sr. Unsec. Notes, 5.38%, 10/01/21	180,000	182,991

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	45,000	47,502

Virginia Electric & Power Co., Sr. Unsec. Unsub Notes, 5.00%, 06/30/19	55,000	55,690

		995,130

Electrical Components & Equipment–0.11%
Belden Inc., Sr. Gtd. Sub. Notes, 9.25%, 06/15/19(b)	25,000	26,500

Electronic Manufacturing Services–0.06%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	15,000	15,863

Gold–1.47%
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/19	145,000	145,993

6.25%, 10/01/39	215,000	216,468

		362,461

Health Care Equipment–0.36%
Boston Scientific Corp., Sr. Unsec. Unsub. Notes, 6.00%, 01/15/20	85,000	87,346

Health Care Facilities–0.43%
HCA, Inc., Sec. Gtd. Global Notes,
9.25%, 11/15/16	25,000	27,062

Sr. Sec. Gtd. Notes,
7.88%, 02/15/20(b)	50,000	52,375

Tenet Healthcare Corp., Sr. Unsec. Notes, 7.38%, 02/01/13	25,000	25,188

		104,625

Health Care Services–1.74%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 06/15/12	45,000	47,939

6.25%, 06/15/14	125,000	137,190

7.25%, 06/15/19	40,000	45,779

Orlando Lutheran Towers Inc., Putable Bonds,
7.75%, 07/01/11	45,000	44,900

8.00%, 07/01/17	125,000	125,348

US Oncology Inc., Sr. Sec. Gtd. Global Notes, 9.13%, 08/15/17	25,000	26,375

		427,531

Hotels, Resorts & Cruise Lines–0.84%
Hyatt Hotels Corp., Sr. Unsec. Unsub. Notes, 5.75%, 08/15/15(b)	165,000	170,198

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Unsub. Notes, 7.15%, 12/01/19	35,000	35,175

		205,373

Independent Power Producers & Energy Traders–0.43%
AES Corp. (The), Sr. Unsec. Notes, 9.75%, 04/15/16(b)	50,000	55,000

NRG Energy, Inc., Sr. Unsec. Gtd. Notes,
7.38%, 02/01/16	25,000	25,125

Sr. Unsec. Gtd. Unsub. Notes,
7.38%, 01/15/17	25,000	25,187

		105,312

Industrial Conglomerates–1.01%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes,
5.75%, 09/11/19(b)	100,000	99,033

Sr. Unsec. Gtd. Notes,
7.63%, 04/09/19(b)	130,000	149,617

		248,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

	Principal
	Amount	Value

Insurance Brokers–0.81%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes,
5.15%, 09/15/10	$75,000	$76,733

9.25%, 04/15/19	100,000	123,037

		199,770

Integrated Oil & Gas–1.25%
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Unsub. Notes, 6.38%, 11/05/14(b)	300,000	306,348

Integrated Telecommunication Services–3.83%
AT&T Inc., Sr. Unsec. Unsub. Global Notes, 6.55%, 02/15/39	70,000	74,261

British Telecommunications PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 9.13%, 12/15/10	250,000	267,912

Cellco Partnership/ Verizon Wireless Capital LLC, Sr. Unsec. Unsub. Global Notes, 7.38%, 11/15/13	140,000	161,183

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 8.00%, 10/01/15(b)	25,000	25,875

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	200,000	209,482

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 9.50%, 04/23/19(b)	125,000	148,673

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	50,000	55,000

		942,386

Investment Banking & Brokerage–5.81%
E*Trade Financial Corp., Sr. Unsec. Unsub. Global Notes, 7.38%, 09/15/13	10,000	9,450

Goldman Sachs Group Inc. (The), Sr. Medium-Term Notes,
6.00%, 05/01/14	50,000	54,885

Unsec. Sub. Global Notes,
6.75%, 10/01/37	140,000	144,690

Jefferies Group Inc., Sr. Unsec. Notes, 6.45%, 06/08/27	375,000	316,994

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.30%, 08/01/14(b)	110,000	120,968

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	315,000	338,768

–Series F,
Sr. Unsec. Medium-Term Global Notes,
5.95%, 12/28/17	130,000	135,738

5.63%, 09/23/19	130,000	131,463

Schwab Capital Trust I, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 7.50%, 11/15/37(e)	50,000	46,923

TD Ameritrade Holding Corp., Sr. Unsec. Gtd. Unsub. Notes,
4.15%, 12/01/14	15,000	14,848

5.60%, 12/01/19	115,000	114,707

		1,429,434

Leisure Facilities–0.14%
Universal City Development Partners Ltd., Sr. Notes,
8.88%, 11/15/15(b)	25,000	24,625

Sr. Sub. Notes,
10.88%, 11/15/16(b)	10,000	10,250

		34,875

Life & Health Insurance–2.54%
MetLife Inc., Sr. Unsec. Global Notes,
7.72%, 02/15/19	180,000	211,447

Sr. Unsec. Unsub. Notes,
6.75%, 06/01/16	155,000	174,793

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(e)	130,000	137,745

–Series D, Sr. Unsec. Unsub. Medium-Term Notes, 7.38%, 06/15/19	90,000	101,763

		625,748

Mortgage Backed Securities–0.74%
U.S. Bank N.A., Sr. Unsec. Unsub. Medium-Term Global Notes, 5.92%, 05/25/12	172,231	182,951

Movies & Entertainment–0.46%
Cinemark USA Inc., Sr. Gtd. Notes, 8.63%, 06/15/19(b)	25,000	26,063

Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 07/01/18	55,000	60,830

Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes, 9.00%, 11/15/15(b)	30,000	27,150

		114,043

Multi-Line Insurance–1.22%
American Financial Group Inc., Sr. Unsec. Unsub. Notes, 9.88%, 06/15/19	180,000	201,805

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(b)	100,000	98,560

		300,365

Multi-Utilities–0.25%
Pacific Gas & Electric Co., Sr. Unsec. Unsub. Notes, 5.40%, 01/15/40	65,000	62,654

Office REIT’s–0.58%
Boston Properties L.P., Sr. Unsec. Unsub. Notes, 5.88%, 10/15/19	140,000	141,357

Oil & Gas Equipment & Services–0.04%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	10,000	10,000

Oil & Gas Exploration & Production–2.83%
Anadarko Petroleum Corp., Sr. Unsec. Notes,
7.63%, 03/15/14	100,000	114,939

Sr. Unsec. Unsub. Global Notes,
5.75%, 06/15/14	250,000	270,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	$50,000	$50,687

Concho Resources Inc., Sr. Unsec. Gtd. Notes, 8.63%, 10/01/17	25,000	26,312

Continental Resources Inc., Sr. Unsec. Unsub. Notes, 8.25%, 10/01/19(b)	15,000	15,806

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	10,000	10,563

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	25,000	25,719

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Unsub. Global Notes, 5.75%, 01/20/20	40,000	40,606

6.88%, 01/20/40	45,000	46,033

Pioneer Natural Resources Co., Sr. Unsec. Notes, 7.50%, 01/15/20	25,000	25,188

Plains Exploration & Production Co., Sr. Unsec. Gtd. Unsub. Notes, 8.63%, 10/15/19	15,000	15,469

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 10/01/17	25,000	25,875

Southwestern Energy Co., Sr. Gtd. Global Notes, 7.50%, 02/01/18	25,000	26,687

		694,800

Oil & Gas Refining & Marketing–0.75%
Petronas Capital Ltd. (Malaysia), Unsec. Gtd. Unsub. Notes, 5.25%, 08/12/19(b)	100,000	100,124

Tesoro Corp., Sr. Unsec. Gtd. Unsub. Global Bonds, 6.50%, 06/01/17	15,000	14,025

United Refining Co.–Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	75,000	71,063

		185,212

Oil & Gas Storage & Transportation–1.97%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%, 10/15/39	125,000	121,295

Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Gtd. Unsub. Notes, 5.75%, 01/15/20	135,000	136,190

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	155,000	157,564

Williams Cos., Inc., Sr. Unsec. Global Notes, 8.75%, 01/15/20	40,000	47,903

Williams Partners L.P./Williams Partners Finance Corp., Sr. Unsec. Global Notes, 7.25%, 02/01/17	20,000	20,400

		483,352

Other Diversified Financial Services–9.52%
Bank of America Corp., Sr. Unsec. Unsub. Global Notes, 6.50%, 08/01/16	130,000	140,458

Bear Stearns Cos. LLC (The), Sr. Unsec. Unsub. Floating Rate Notes, 0.68%, 07/19/10(e)	260,000	260,600

Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	315,000	317,022

CDP Financial Inc. (Canada), Sr. Unsec. Gtd. Notes, 3.00%, 11/25/14(b)	275,000	269,577

Citigroup Inc., Sr. Unsec. Notes, 6.38%, 08/12/14	505,000	529,202

Countrywide Financial Corp., Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes, 5.80%, 06/07/12	40,000	42,531

General Electric Capital Corp.–Series A, Sr. Unsec. Unsub. Medium-Term Global Notes, 6.88%, 01/10/39	380,000	393,557

JPMorgan Chase & Co., Sr. Unsec. Unsub. Global Notes,
4.75%, 05/01/13	15,000	15,854

6.30%, 04/23/19	145,000	160,968

Merrill Lynch & Co. Inc.–Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	200,000	210,801

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39% (Acquired 12/07/04-04/03/06; Cost $130,332)(b)(e)(f)(g)	130,000	423

		2,340,993

Packaged Foods & Meats–0.15%
Del Monte Corp., Sr. Sub. Notes, 7.50%, 10/15/19(b)	10,000	10,325

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	25,000	25,687

		36,012

Paper Packaging–0.06%
Cascades Inc. (Canada), Sr. Gtd. Notes, 7.88%, 01/15/20(b)	10,000	10,175

Sealed Air Corp., Sr. Notes, 7.88%, 06/15/17(b)	5,000	5,342

		15,517

Paper Products–0.96%
Georgia-Pacific LLC, Deb., 7.70%, 06/15/15	25,000	26,375

International Paper Co., Sr. Unsec. Unsub. Global Bonds, 7.50%, 08/15/21	110,000	123,314

Mercer International Inc., Sr. Unsec. Global Notes, 9.25%, 02/15/13	105,000	86,363

		236,052

Personal Products–0.38%
Mead Johnson Nutrition Co., Sr. Unsec. Gtd. Unsub. Notes, 3.50%, 11/01/14(b)	95,000	94,493

Pharmaceuticals–0.31%
Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 8.38%, 06/15/16(b)	25,000	25,875

Watson Pharmaceuticals Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/14	50,000	51,260

		77,135

Property & Casualty Insurance–0.66%
CNA Financial Corp., Sr. Unsec. Unsub. Notes, 7.35%, 11/15/19	160,000	161,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

	Principal
	Amount	Value

Publishing–0.20%
Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(c)	$25,000	$22,937

Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 08/01/11	25,000	26,791

		49,728

Regional Banks–0.25%
PNC Capital Trust C, Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd. Capital Securities Bonds, 0.83%, 06/01/28(e)	100,000	61,293

Research & Consulting Services–1.45%
Erac USA Finance Co., Sr. Unsec.
Gtd. Notes,
7.00%, 10/15/37(b)	70,000	68,461

Unsec. Gtd. Notes,
5.80%, 10/15/12(b)	275,000	288,077

		356,538

Restaurants–1.31%
Yum! Brands Inc., Sr. Unsec. Notes, 5.30%, 09/15/19	320,000	322,781

Semiconductors–0.33%
Viasystems Inc., Sr. Unsec. Gtd. Global Notes, 10.50%, 01/15/11	80,000	80,000

Soft Drinks–0.50%
Coca-Cola Amatil Ltd. (Australia), Sr. Gtd. Notes, 3.25%, 11/02/14(b)	125,000	123,833

Sovereign Debt–1.85%
Brazilian Government International Bond (Brazil), Sr. Unsec. Unsub. Global Notes, 5.88%, 01/15/19	120,000	127,950

United Mexican States (Mexico), Sr. Unsec. Global Notes, 5.88%, 02/17/14	300,000	326,812

		454,762

Specialized Finance–0.25%
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	60,000	60,710

Specialty Chemicals–0.06%
Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 11/15/14	15,000	14,888

Specialty Properties–0.56%
Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	140,000	137,239

Specialty Stores–0.89%
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/15/14	25,000	26,156

Staples Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.75%, 01/15/14	25,000	30,547

Sr. Unsec. Gtd. Unsub. Notes,
7.75%, 04/01/11	150,000	161,240

		217,943

Steel–0.82%
ArcelorMittal (Luxembourg), Sr. Unsec. Unsub. Global Notes,
9.00%, 02/15/15	55,000	64,144

7.00%, 10/15/39	130,000	137,802

		201,946

Textiles–0.21%
Invista, Sr. Unsec. Unsub. Notes, 9.25%, 05/01/12(b)	50,000	51,000

Tires & Rubber–0.30%
Cooper Tire & Rubber Co., Sr. Unsec. Unsub. Notes, 7.63%, 03/15/27	25,000	21,750

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Unsub. Global Notes, 9.00%, 07/01/15	50,000	52,250

		74,000

Trading Companies & Distributors–0.10%
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 02/15/12	25,000	25,063

Trucking–0.10%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 8.88%, 01/01/14	25,000	25,688

Wireless Telecommunication Services–1.80%
American Tower Corp., Sr. Unsec. Notes, 4.63%, 04/01/15(b)	90,000	90,961

Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes,
12.00%, 12/01/15(b)	5,000	5,125

12.00%, 12/01/15(b)	35,000	35,875

SBA Telecommunications Inc., Sr. Gtd. Notes,
8.00%, 08/15/16(b)	10,000	10,500

8.25%, 08/15/19(b)	25,000	26,469

Sprint Capital Corp., Sr. Unsec. Gtd. Unsub. Global Notes, 6.88%, 11/15/28	50,000	42,000

Sprint Nextel Corp., Sr. Unsec. Unsub. Notes, 8.38%, 08/15/17	10,000	10,225

Vodafone Group PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 7.75%, 02/15/10	220,000	221,646

		442,801

Total Bonds & Notes (Cost $18,180,349)		19,031,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

	Principal
	Amount	Value

U.S. Treasury Securities–10.19%
U.S. Treasury Notes–3.47%
1.50%, 12/31/13	$875,000	$852,168

U.S. Treasury Bonds–6.72%
5.38%, 02/15/31(h)	1,095,000	1,211,173

3.50%, 02/15/39	65,000	53,300

4.25%, 05/15/39	100,000	93,891

4.50%, 08/15/39	300,000	293,531

		1,651,895

Total U.S. Treasury Securities (Cost $2,582,074)		2,504,063

Asset-Backed Securities–2.04%
Countrywide Asset-Backed Ctfs.–Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	95,015	93,779

Credit Suisse Mortgage Capital Ctfs.–Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 3.10%, 09/26/34(b)(e)	152,630	146,098

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.79%, 08/15/39(e)	45,000	46,731

Wells Fargo Mortgage Backed Securities Trust–Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(e)	229,941	216,105

Total Asset-Backed Securities (Cost $476,191)		502,713

U.S. Government Sponsored Mortgage-Backed Securities–1.97%
Federal Home Loan Mortgage Corp. (FHLMC)–0.94%
Pass Through Ctfs.,
6.50%, 05/01/16 to 08/01/32	13,055	14,093

6.00%, 05/01/17 to 12/01/31	68,889	73,859

5.50%, 09/01/17	48,979	52,146

7.00%, 08/01/21	80,909	89,955

		230,053

Federal National Mortgage Association (FNMA)–0.88%
Pass Through Ctfs.,
7.00%, 02/01/16 to 09/01/32	27,797	30,666

6.50%, 05/01/16 to 10/01/35	21,377	23,253

5.00%, 11/01/18	47,412	49,959

7.50%, 04/01/29 to 10/01/29	93,282	105,246

8.00%, 04/01/32	6,057	6,944

		216,068

Government National Mortgage Association (GNMA)–0.15%
Pass Through Ctfs.,
7.50%, 06/15/23	11,914	13,415

8.50%, 11/15/24	6,277	7,242

7.00%, 07/15/31 to 08/15/31	3,251	3,621

6.50%, 11/15/31 to 03/15/32	6,351	6,856

6.00%, 11/15/32	6,075	6,491

		37,625

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $450,897)		483,746

U.S. Government Sponsored Agency Securities–0.79%
Student Loan Marketing Association–0.79%
–Series-BED4, Sr. Unsec. Unsub. Floating Rate Medium-Term Notes, 0.56%, 03/15/10 (Cost $199,176)(e)	200,000	194,686

Municipal Obligations–0.22%
Florida (State of) Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17 (Cost $64,523)	65,000	53,698

	Shares
Common Stocks & Other Equity Interests–0.02%
Broadcasting–0.02%
Adelphia Communications Corp.,(i)	—	1,800

Adelphia Recovery Trust–Series ACC-1(i)	87,412	2,797

Total Common Stocks & Other Equity Interests (Cost $22,181)		4,597

Money Market Funds–6.43%
Liquid Assets Portfolio–Institutional Class(j)	791,064	791,064

Premier Portfolio–Institutional Class(j)	791,064	791,064

Total Money Market Funds (Cost $1,582,128)		1,582,128

TOTAL INVESTMENTS–99.05% (Cost $23,557,519)		24,356,699

OTHER ASSETS LESS LIABILITIES–0.95%		233,167

NET ASSETS–100.00%		$24,589,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $5,022,482, which represented 20.43% of the Fund’s Net Assets.
(c)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2009.
(f)	Perpetual bond with no specified maturity date.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2009 represented less than 0.01% of the Fund’s Net Assets.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $21,975,391)	$22,774,571

Investments in affiliated money market funds, at value and cost	1,582,128

Total investments, at value (Cost $23,557,519)	24,356,699

Receivables for:
Fund shares sold	2,540

Dividends and interest	332,124

Investment for trustee deferred compensation and retirement plans	35,155

Other assets	369

Total assets	24,726,887

Liabilities:
Payables for:
Fund shares reacquired	25,694

Amount due custodian	6,106

Variation margin	7,445

Accrued fees to affiliates	14,581

Accrued other operating expenses	40,483

Trustee deferred compensation and retirement plans	42,712

Total liabilities	137,021

Net assets applicable to shares outstanding	$24,589,866

Net assets consist of:
Shares of beneficial interest	$39,447,510

Undistributed net investment income	1,356,293

Undistributed net realized gain (loss)	(16,970,317)

Unrealized appreciation	756,380

$24,589,866

Net Assets:
Series I	$24,299,345

Series II	$290,521

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	4,129,498

Series II	49,676

Series I:
Net asset value per share	$5.88

Series II:
Net asset value per share	$5.85

Statement of Operations

For the year ended December 31, 2009

Investment income:
Interest	$1,523,745

Dividends	53,617

Dividends from affiliated money market funds	4,855

Total investment income	1,582,217

Expenses:
Advisory fees	142,633

Administrative services fees	90,870

Custodian fees	14,743

Distribution fees — Series II	845

Transfer agent fees	8,562

Trustees’ and officers’ fees and benefits	20,359

Professional services fees	51,589

Other	24,107

Total expenses	353,708

Less: Fees waived and expenses reimbursed	(175,934)

Net expenses	177,774

Net investment income	1,404,443

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(6,999,487)

Futures contracts	(75,702)

Swap agreements	22,514

(7,052,675)

Change in net unrealized appreciation (depreciation) of:
Investment securities	8,391,038

Futures contracts	(310,449)

Swap agreements	26,769

8,107,358

Net realized and unrealized gain	1,054,683

Net increase in net assets resulting from operations	$2,459,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$1,404,443	$2,195,663

Net realized gain (loss)	(7,052,675)	(2,233,230)

Change in net unrealized appreciation (depreciation)	8,107,358	(5,040,130)

Net increase (decrease) in net assets resulting from operations	2,459,126	(5,077,697)

Distributions to shareholders from net investment income:
Series I	(2,398,080)	(2,560,300)

Series II	(27,960)	(44,345)

Total distributions from net investment income	(2,426,040)	(2,604,645)

Share transactions-net:
Series I	201,049	(6,708,387)

Series II	(122,516)	(73,155)

Net increase (decrease) in net assets resulting from share transactions	78,533	(6,781,542)

Net increase (decrease) in net assets	111,619	(14,463,884)

Net assets:
Beginning of year	24,478,247	38,942,131

End of year (includes undistributed net investment income of $1,356,293 and $2,373,638, respectively)	$24,589,866	$24,478,247

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Diversified Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to achieve a high level of current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Diversified Income Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

AIM V.I. Diversified Income Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

AIM V.I. Diversified Income Fund

L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.60%

Over $250 million	0.55%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver [and/or expense reimbursed] (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver [and/or expense reimbursed] to exceed

AIM V.I. Diversified Income Fund

the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $142,633 and reimbursed Fund expenses of $33,301.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $40,870 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

AIM V.I. Diversified Income Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2		Level 3	Total

Equity Securities	$1,584,925	$		$1,800	$1,586,725

U.S. Treasury Securities	—		2,504,063	—	2,504,063

U.S. Government Sponsored Securities	—		678,432	—	678,432

Corporate Debt Securities	—		19,031,068	—	19,031,068

Asset Backed Securities	—		502,713	—	502,713

Municipal Obligations	—		53,698	—	53,698

	$1,584,925		$22,769,974	$1,800	24,356,699

Other Investments*	(42,800)		—	—	(42,800)

Total Investments	$1,542,125		$22,769,974	$1,800	$24,313,899

*	Other Investments include futures, which are included at unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$41,914	$(84,714)

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$22,514

Interest rate risk	(75,702)	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	—	26,769

Interest rate risk	(310,449)	—

Total	$(386,151)	$49,283

*	The average value of futures and swap agreements outstanding during the period was $5,808,406, and $575,000, respectively.

AIM V.I. Diversified Income Fund

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	12	March-2010/Long	$2,595,188	$(11,651)

U.S. Treasury 5 Year Notes	19	March-2010/Long	2,173,273	(31,858)

U.S. Treasury 30 Year Bonds	8	March-2010/Long	923,000	(41,205)

Subtotal			$5,691,461	$(84,714)

U.S. Treasury 10 Year Notes	11	March-2010/Short	(1,269,984)	41,914

Total			$4,421,477	$(42,800)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,820 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$2,426,040	$2,604,645

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$1,401,698

Net unrealized appreciation — investments	799,180

Temporary book/tax differences	(45,405)

Post-October deferrals	(13,750)

Capital loss carryforward	(16,999,367)

Shares of beneficial interest	39,447,510

Total net assets	$24,589,866

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

AIM V.I. Diversified Income Fund

  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$6,879,052

December 31, 2014	341,884

December 31, 2015	221,396

December 31, 2016	2,197,944

December 31, 2017	7,359,091

Total capital loss carryforward	$16,999,367

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $41,196,846 and $44,640,939, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,176,130

Aggregate unrealized (depreciation) of investment securities	(376,950)

Net unrealized appreciation of investment securities	$799,180

Investments have the same cost for tax and financial statement purposes.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2009, undistributed net investment income was increased by $4,252, undistributed net realized gain (loss) was increased by $6,100,816 and shares of beneficial interest decreased by $6,105,068. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	503,808	$3,031,480	263,402	$1,949,370

Series II	961	5,848	5,542	36,732

Issued as reinvestment of dividends:
Series I	406,455	2,398,080	450,757	2,560,300

Series II	4,771	27,960	7,863	44,345

Reacquired:
Series I	(882,462)	(5,228,511)	(1,527,553)	(11,218,057)

Series II	(26,192)	(156,324)	(21,536)	(154,232)

Net increase (decrease) in share activity	7,341	$78,533	(821,525)	$(6,781,542)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Diversified Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$5.87	$0.35	$0.29	$0.64	$(0.63)	$5.88	10.89%	$24,299	0.74	%(d)	1.48	%(d)	5.91	%(d)	200%
Year ended 12/31/08	7.80	0.50	(1.74)	(1.24)	(0.69)	5.87	(15.59)	24,070	0.75		1.31		6.83		35
Year ended 12/31/07	8.28	0.51	(0.37)	0.14	(0.62)	7.80	1.72	38,336	0.75		1.17		6.04		67
Year ended 12/31/06	8.43	0.46	(0.08)	0.38	(0.53)	8.28	4.48	46,743	0.75		1.10		5.47		78
Year ended 12/31/05	8.74	0.40	(0.15)	0.25	(0.56)	8.43	2.90	55,065	0.89		1.08		4.54		92

Series II
Year ended 12/31/09	5.83	0.34	0.29	0.63	(0.61)	5.85	10.70	291	0.99	(d)	1.73	(d)	5.66	(d)	200
Year ended 12/31/08	7.74	0.48	(1.72)	(1.24)	(0.67)	5.83	(15.78)	409	1.00		1.56		6.58		35
Year ended 12/31/07	8.21	0.48	(0.36)	0.12	(0.59)	7.74	1.51	606	1.00		1.42		5.79		67
Year ended 12/31/06	8.36	0.44	(0.09)	0.35	(0.50)	8.21	4.17	713	1.00		1.35		5.22		78
Year ended 12/31/05	8.67	0.38	(0.15)	0.23	(0.54)	8.36	2.67	902	1.14		1.33		4.29		92

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $23,434 and $338 for Series I and Series II shares, respectively.

AIM V.I. Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 10, 2010
Houston, Texas

AIM V.I. Diversified Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,092.10	$3.90	$1,021.48	$3.77	0.74%

Series II	1,000.00	1,092.00	5.22	1,020.21	5.04	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Diversified Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	2.98%
U.S. Treasury Obligations*	2.64%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Diversified Income Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Dynamics Fund
Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the fiscal year ended December 31, 2009, AIM V.I. Dynamics Fund, excluding variable product issuer charges, had positive double-digit returns but underper-formed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     The Fund outperformed the broad market as represented by the S&P 500 Index as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	42.44%
Series II Shares	42.31
S&P 500 Index▼ (Broad Market Index)	26.47
Russell Midcap Growth Index▼ (Style-Specific Index)	46.29
Lipper VUF Mid-Cap Growth Funds Index▼ (Peer Group Index)	45.97

▼	Lipper Inc.
How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.
     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.
Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the second half of 2008 and the first two months of 2009, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for most of the remaining months of the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology (IT), materials and consumer discretionary.1
     The Fund had double-digit absolute returns, but underperformed the Russell Midcap Growth Index during the fiscal year. The Fund underperformed by the widest margin in the utilities, industrials, health care and materials sectors. The Fund’s cash position also detracted from relative performance as equity markets rallied. Some of this underperformance was offset by outperformance in other sectors, including financials, telecommunication services, consumer discretionary and consumer staples.
     The Fund underperformed most significantly in the utilities sector, driven by stock selection. Despite reasonable stock valuation, NRG Energy spent much of the year defending itself against a hostile takeover and had double-digit losses in its share price, which detracted from Fund performance during the reporting period.
Portfolio Composition
By sector

Information Technology	23.0%
Industrials	18.2
Consumer Discretionary	17.1
Health Care	11.6
Energy	10.0
Financials	8.2
Materials	6.1
Consumer Staples	2.4
Utilities	1.3
Telecommunication Services	1.0
Money Market Funds Plus Other Assets Less Liabilities	1.1
Top 10 Equity Holdings*

1. Continental Resources, Inc.	1.7%
2. Avago Technologies Ltd.	1.6
3. American Eagles Outfitters, Inc.	1.6
4. Estee Lauder Cos. Inc. (The)-Class A	1.5
5. Jarden Corp.	1.5
6. Autodesk, Inc.	1.5
7. Jones Lang LaSalle Inc.	1.5
8. Capella Education Co.	1.5
9. Macy’s, Inc.	1.5
10. Altera Corp.	1.5
Top Five Industries*

1. Semiconductors	7.5%
2. Oil & Gas Exploration & Production	5.8
3. Trucking	3.8
4. Application Software	3.7
5. Apparel, Accessories & Luxury Goods	3.5
Total Net Assets	$50.5 million

Total Number of Holdings*	96
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Dynamics Fund

     The Fund underperformed in the industrials sector due to stock selection. Much of the Fund’s underperformance was driven by stock selection in the transportation industry group, which normally outperforms as the economy exits recession. While several of the Fund’s holdings in this area had strong performance, two holdings detracted from absolute and relative performance during the period: truckload freight carrier Landstar System and cargo shipping services provider Diana Shipping. While we continued to own Landstar Systems at the end of the period, we sold our small position in Diana Shipping to concentrate the Fund’s holdings.
     The Fund also underperformed in the health care sector. Within this sector, key detractors from performance included contract research organization holding Pharmaceutical Product Development, as well as Genzyme, a company that develops and markets products designed to treat genetic disorders and other debilitating diseases. While we continued to own Pharmaceutical Product Development at the close of the reporting period, we sold the Fund’s position in Genzyme due to deteriorating fundamentals.
     In the materials sector, underperformance was driven primarily by stock selection. Within this sector, one of the leading detractors from performance was glass container manufacturer Owens-Illinois.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector. Within this sector, one area of strength for the Fund was its capital markets holdings. Many of these holdings had strong performance as economic and stock market conditions improved dramatically after the March rebound. Fund holding Morgan Stanley was a key contributor to performance. We sold this holding during the summer because the strong recovery in the shares caused the market capitalization to exceed our mid-cap mandate.
     The Fund also outperformed in the telecommunication services, consumer staples, consumer discretionary and IT sectors. Outperformance in these sectors was driven largely by stock selection. An underweight position in the more defensive consumer staples sector was also a driver of outperformance. Key contributors to performance included hard-disk maker Western Digital, IT services provider Cognizant Technology Solutions, consumer products maker Jarden and undergarment maker Hanesbrands.
     During the fiscal year, we increased the Fund’s exposure to more economically sensitive sectors including energy, IT, consumer discretionary and industrials. The largest reduction was in more defensive sectors such as utilities and consumer staples.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to AIM V.I. Dynamics Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Dynamics Fund. Mr. Rasplicka has been associated with the adviser and/or its affiliates since 1994. He began his investment career in 1982 as an equity research analyst. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado in Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is a Chartered Investment Counselor.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Dynamics Fund. He joined Invesco in 1999 in its corporate associate program and joined Invesco Aim in 2003. Mr. Lium earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin.
Assisted by the Mid Cap Growth Team
AIM V.I. Dynamics Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 8/22/97, index data from 8/31/97
$40,000 $17,292 Russell Midcap Growth Index[1] 20,000 $16,342 Lipper VUF Mid-Cap Growth Funds Index[1] $15,352 S&P 500 Index[1] 10,000 $14,473 AIM V.I. Dynamics Fund- Series I Shares 5,000 8/22/97 12/98 12/99 12/00 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (8/22/97)	3.04%
10 Years	-2.79
5 Years	1.30
1 Year	42.44

Series II Shares
10 Years	-3.01%
5 Years	1.09
1 Year	42.31
Series II shares’ inception date is April 30, 2004. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is August 22, 1997. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.22% and 1.45%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.22% and 1.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Dynamics Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.
AIM V.I. Dynamics Fund

AIM V.I. Dynamics Fund’s investment objective is long-term capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     Stocks fall into three broad market capitalization categories — large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices. The prices of securities held by the Fund may decline in response to market risks.
     The prices of securities held by the Fund may decline in response to market risks.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Dynamics Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks–98.93%
Aerospace & Defense–1.14%
BE Aerospace, Inc.(b)	24,591	$577,889

Air Freight & Logistics–0.91%
UTI Worldwide, Inc.	32,156	460,474

Apparel Retail–1.56%
American Eagle Outfitters, Inc.	46,304	786,242

Apparel, Accessories & Luxury Goods–3.47%
Carter’s, Inc.(b)	22,929	601,886

Coach, Inc.	13,574	495,858

Hanesbrands, Inc.(b)	27,097	653,309

		1,751,053

Application Software–3.70%
Adobe Systems Inc.(b)	13,895	511,058

Autodesk, Inc.(b)	29,860	758,743

Solera Holdings Inc.	16,715	601,907

		1,871,708

Asset Management & Custody Banks–1.94%
Affiliated Managers Group, Inc.(b)	8,926	601,166

State Street Corp.	8,761	381,454

		982,620

Automotive Retail–0.41%
O’Reilly Automotive, Inc.(b)	5,417	206,496

Biotechnology–2.09%
Talecris Biotherapeutics Holdings Corp.(b)	24,407	543,544

United Therapeutics Corp.(b)	9,699	510,652

		1,054,196

Casinos & Gaming–0.88%
International Game Technology	23,738	445,562

Coal & Consumable Fuels–1.06%
CONSOL Energy Inc.	10,734	534,553

Communications Equipment–0.77%
Brocade Communications Systems, Inc.(b)	50,846	387,955

Computer Storage & Peripherals–2.33%
NetApp, Inc.(b)	16,801	577,786

Western Digital Corp.(b)	13,620	601,323

		1,179,109

Construction & Engineering–1.50%
Quanta Services, Inc.(b)	16,624	346,444

Shaw Group Inc. (The)(b)	14,304	411,240

		757,684

Construction, Farm Machinery & Heavy Trucks–0.55%
Bucyrus International, Inc.	4,917	277,171

Consumer Finance–0.49%
Capital One Financial Corp.	6,424	246,296

Data Processing & Outsourced Services–1.22%
Alliance Data Systems Corp.(b)(c)	9,578	618,643

Department Stores–2.54%
Macy’s, Inc.	44,815	751,100

Nordstrom, Inc.	14,135	531,193

		1,282,293

Distributors–0.99%
LKQ Corp.(b)	25,641	502,307

Diversified Metals & Mining–1.99%
Freeport-McMoRan Copper & Gold Inc.	4,763	382,422

Walter Energy, Inc.	8,246	621,006

		1,003,428

Diversified Support Services–1.98%
Copart, Inc.(b)	13,136	481,172

KAR Auction Services Inc.(b)	37,517	517,359

		998,531

Education Services–2.79%
Capella Education Co.(b)	10,025	754,882

ITT Educational Services, Inc.(b)	6,836	655,983

		1,410,865

Electrical Components & Equipment–2.40%
Baldor Electric Co.	19,151	537,952

Cooper Industries PLC (Ireland)	15,822	674,650

		1,212,602

Electronic Components–1.27%
Amphenol Corp.–Class A	13,855	639,824

Environmental & Facilities Services–1.00%
Republic Services, Inc.	17,832	504,824

Fertilizers & Agricultural Chemicals–1.17%
Intrepid Potash, Inc.(b)	20,319	592,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

	Shares	Value

Health Care Equipment–2.05%
American Medical Systems Holdings, Inc.(b)	30,435	$587,091

NuVasive, Inc.(b)	5,631	180,080

ResMed Inc.(b)	5,142	268,772

		1,035,943

Health Care Facilities–1.52%
Psychiatric Solutions, Inc.(b)	16,716	353,376

VCA Antech, Inc.(b)	16,739	417,136

		770,512

Health Care Services–1.63%
Express Scripts, Inc.(b)	5,641	487,665

Fresenius Medical Care AG & Co. KGaA (Germany)	6,398	338,346

		826,011

Hotels, Resorts & Cruise Lines–1.04%
Starwood Hotels & Resorts Worldwide, Inc.	14,404	526,754

Household Products–0.91%
Energizer Holdings, Inc.(b)	7,464	457,394

Housewares & Specialties–1.52%
Jarden Corp.	24,790	766,259

Human Resource & Employment Services–0.98%
Robert Half International, Inc.	18,471	493,730

Independent Power Producers & Energy Traders–1.29%
KGEN Power Corp. (Acquired 01/12/07; Cost $613,032)(b)(d)	43,788	262,728

NRG Energy, Inc.(b)	16,567	391,147

		653,875

Industrial Machinery–0.96%
Flowserve Corp.	5,152	487,019

Investment Banking & Brokerage–1.16%
TD Ameritrade Holding Corp.(b)	30,293	587,078

IT Consulting & Other Services–1.48%
Cognizant Technology Solutions Corp.–Class A(b)	16,515	748,129

Life & Health Insurance–2.09%
Aflac, Inc.	11,533	533,401

Lincoln National Corp.	21,059	523,948

		1,057,349

Life Sciences Tools & Services–1.59%
Pharmaceutical Product Development, Inc.	11,714	274,576

Thermo Fisher Scientific, Inc.(b)	11,074	528,119

		802,695

Managed Health Care–2.14%
AMERIGROUP Corp.(b)	22,269	600,372

Aveta, Inc. (Acquired 12/21/05-05/22/06; Cost $1,165,095)(b)(d)	80,000	480,000

		1,080,372

Metal & Glass Containers–1.01%
Crown Holdings, Inc.(b)	20,042	512,674

Multi-Line Insurance–1.03%
Genworth Financial Inc.–Class A(b)	45,994	522,032

Oil & Gas Drilling–1.46%
Noble Corp.	12,101	492,511

Patterson-UTI Energy, Inc.	15,926	244,464

		736,975

Oil & Gas Equipment & Services–1.74%
Key Energy Services, Inc.(b)	66,994	588,877

Petroleum Geo-Services A.S.A. (Norway)(b)	25,571	290,080

		878,957

Oil & Gas Exploration & Production–5.76%
Atlas Energy, Inc.	17,956	541,721

Continental Resources, Inc.(b)	20,499	879,202

EXCO Resources, Inc.	30,727	652,334

SandRidge Energy, Inc.(b)	50,368	474,970

Southwestern Energy Co.(b)	7,553	364,055

		2,912,282

Personal Products–1.54%
Estee Lauder Cos. Inc. (The)–Class A	16,048	776,081

Pharmaceuticals–0.60%
Shire PLC (United Kingdom)	15,524	303,527

Real Estate Services–1.50%
Jones Lang LaSalle Inc.	12,536	757,174

Research & Consulting Services–1.00%
IHS Inc.–Class A(b)	9,235	506,170

Security & Alarm Services–0.98%
Corrections Corp. of America(b)	20,274	497,727

Semiconductor Equipment–2.19%
ASML Holding N.V. (Netherlands)	16,311	554,029

KLA-Tencor Corp.	15,249	551,404

		1,105,433

Semiconductors–7.47%
Altera Corp.	33,159	750,388

Avago Technologies Ltd. (Singapore)(b)	43,291	791,792

Broadcom Corp.–Class A(b)	15,609	490,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

	Shares	Value

Semiconductors–(continued)

Marvell Technology Group Ltd.(b)	32,753	$679,625

ON Semiconductor Corp.(b)	58,791	517,949

Xilinx, Inc.	21,759	545,281

		3,775,938

Specialty Chemicals–0.99%
Albemarle Corp.	13,810	502,270

Specialty Stores–0.91%
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	25,363	460,592

Steel–0.94%
Steel Dynamics, Inc.	26,701	473,142

Systems Software–2.58%
Check Point Software Technologies Ltd. (Israel)(b)	20,629	698,910

McAfee Inc.(b)	14,866	603,114

		1,302,024

Tires & Rubber–0.96%
Goodyear Tire & Rubber Co. (The)(b)	34,282	483,376

Trading Companies & Distributors–0.96%
Fastenal Co.(c)	11,640	484,690

Trucking–3.78%
Con-way Inc.	13,652	476,591

J.B. Hunt Transport Services, Inc.	15,526	501,024

Knight Transportation, Inc.	23,741	457,964

Landstar System, Inc.	12,301	476,910

		1,912,489

Wireless Telecommunication Services–1.02%
Crown Castle International Corp.(b)	13,197	515,211

Total Common Stocks (Cost $44,389,928)		49,996,914

Money Market Funds–1.38%
Liquid Assets Portfolio–Institutional Class(e)	348,790	348,790

Premier Portfolio–Institutional Class(e)	348,790	348,790

Total Money Market Funds (Cost $697,580)		697,580

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.31% (Cost $45,087,508)		50,694,494

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.67%
Liquid Assets Portfolio–Institutional Class (Cost $843,711)(e)(f)	843,711	843,711

TOTAL INVESTMENTS–101.98% (Cost $45,931,219)		51,538,205

OTHER ASSETS LESS LIABILITIES–(1.98)%		(1,002,905)

NET ASSETS–100.00%		$50,535,300

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $742,728, which represented 1.47% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $44,389,928)*	$49,996,914

Investments in affiliated money market funds, at value and cost	1,541,291

Total investments, at value (Cost $45,931,219)	51,538,205

Receivables for:
Fund shares sold	5,045

Dividends	29,838

Investment for trustee deferred compensation and retirement plans	11,175

Total assets	51,584,263

Liabilities:
Payables for:
Fund shares reacquired	85,645

Amount due custodian	38,166

Collateral upon return of securities loaned	843,711

Accrued fees to affiliates	29,709

Accrued other operating expenses	30,742

Trustee deferred compensation and retirement plans	20,990

Total liabilities	1,048,963

Net assets applicable to shares outstanding	$50,535,300

Net assets consist of:
Shares of beneficial interest	$126,325,621

Undistributed net investment income (loss)	(20,836)

Undistributed net realized gain (loss)	(81,376,526)

Unrealized appreciation	5,607,041

$50,535,300

Net Assets:
Series I	$50,528,148

Series II	$7,152

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,550,838

Series II	508.7

Series I:
Net asset value per share	$14.23

Series II:
Net asset value per share	$14.06

*	At December 31, 2009, securities with an aggregate value of $820,857 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $3,060)	$257,755

Dividends from affiliated money market funds (includes securities lending income of $2,127)	7,530

Total investment income	265,285

Expenses:
Advisory fees	328,847

Administrative services fees	160,093

Custodian fees	12,550

Distribution fees — Series II	15

Transfer agent fees	16,913

Trustees’ and officers’ fees and benefits	21,253

Professional services fees	37,630

Other	11,250

Total expenses	588,551

Less: Fees waived	(16,133)

Net expenses	572,418

Net investment income (loss)	(307,133)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $75,594)	(5,128,094)

Foreign currencies	(1,416)

(5,129,510)

Change in net unrealized appreciation of:
Investment securities	21,019,220

Foreign currencies	41

21,019,261

Net realized and unrealized gain	15,889,751

Net increase in net assets resulting from operations	$15,582,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(307,133)	$(495,009)

Net realized gain (loss)	(5,129,510)	(20,959,904)

Change in net unrealized appreciation (depreciation)	21,019,261	(25,826,186)

Net increase (decrease) in net assets resulting from operations	15,582,618	(47,281,099)

Share transactions-net:
Series I	(6,716,157)	(33,243,831)

Series II	—	—

Net increase (decrease) in net assets resulting from share transactions	(6,716,157)	(33,243,831)

Net increase (decrease) in net assets	8,866,461	(80,524,930)

Net assets:
Beginning of year	41,668,839	122,193,769

End of year (includes undistributed net investment income (loss) of $(20,836) and $(31,157), respectively)	$50,535,300	$41,668,839

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Dynamics Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

AIM V.I. Dynamics Fund

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into

AIM V.I. Dynamics Fund

contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

AIM V.I. Dynamics Fund

  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $16,127 and class level expenses of $6 for Series II shares.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $110,093 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$49,951,368	$844,109	$742,728	$51,538,205

AIM V.I. Dynamics Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $359,901 and securities sales of $456,769, which resulted in net realized gains of $75,594.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,865 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

There were no ordinary income or long-term capital gain distibutions paid during the years ended December 31, 2009 and 2008.

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$5,571,588

Net unrealized appreciation — other investments	55

Temporary book/tax differences	(20,836)

Capital loss carryforward	(81,341,128)

Shares of beneficial interest	126,325,621

Total net assets	$50,535,300

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$55,297,523

December 31, 2016	15,509,594

December 31, 2017	10,534,011

Total capital loss carryforward	$81,341,128

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. Dynamics Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $41,724,993 and $48,711,143, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$8,528,018

Aggregate unrealized (depreciation) of investment securities	(2,956,430)

Net unrealized appreciation of investment securities	$5,571,588

Cost of investments for tax purposes is $45,966,617.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and net operating losses, on December 31, 2009, undistributed net investment income (loss) was increased by $317,454, undistributed net realized gain (loss) was increased by $60,712 and shares of beneficial interest decreased by $378,166. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	838,528	$9,769,860	972,706	$15,255,323

Series II	—	—	—	—

Reacquired:
Series I	(1,457,783)	(16,486,017)	(3,154,261)	(48,499,154)

Series II	—	—	—	—

Net increase (decrease) in share activity	(619,255)	$(6,716,157)	(2,181,555)	$(33,243,831)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Dynamics Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
				Net gains					to average		to average net		Ratio of net
	Net asset	Net		(losses) on					net assets		assets without		investment
	value,	investment		securities (both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$9.99	$(0.08	)(c)	$4.32	$4.24	$14.23	42.44%	$50,528	1.30	%(d)	1.33	%(d)	(0.70	)%(d)	97%
Year ended 12/31/08	19.24	(0.10	)(c)	(9.15)	(9.25)	9.99	(48.08)	41,664	1.22		1.22		(0.62)		106
Year ended 12/31/07	17.15	(0.11	)(c)	2.20	2.09	19.24	12.19	122,184	1.11		1.11		(0.58)		115
Year ended 12/31/06	14.77	(0.09)		2.47	2.38	17.15	16.11	120,792	1.12		1.13		(0.51)		142
Year ended 12/31/05	13.34	(0.04)		1.47	1.43	14.77	10.72	111,655	1.16		1.17		(0.29)		110

Series II
Year ended 12/31/09	9.88	(0.09	)(c)	4.27	4.18	14.06	42.31	7	1.45	(d)	1.58	(d)	(0.85	)(d)	97
Year ended 12/31/08	19.06	(0.12	)(c)	(9.06)	(9.18)	9.88	(48.16)	5	1.45		1.47		(0.85)		106
Year ended 12/31/07	17.04	(0.15	)(c)	2.17	2.02	19.06	11.85	10	1.36		1.36		(0.83)		115
Year ended 12/31/06	14.71	(0.12)		2.45	2.33	17.04	15.84	14	1.37		1.38		(0.76)		142
Year ended 12/31/05	13.32	(0.07)		1.46	1.39	14.71	10.44	12	1.41		1.42		(0.54)		110

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $44,135 and $6 for Series I and Series II shares, respectively.

AIM V.I. Dynamics Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Dynamics Fund

Calculating Your Ongoing Fund Expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,283.10	$7.48	$1,018.65	$6.61	1.30%

Series II	1,000.00	1,282.80	8.34	1,017.90	7.38	1.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Dynamics Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers – (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

AIM V.I. Financial Services Fund
Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, and excluding variable product issuer charges, AIM V.I. Financial Services Fund performed essentially in line with the S&P 500 Index and Lipper VUF Financial Services Funds category average while outperforming the S&P 500 Financials Index.
     While many individual holdings in various financial industries contributed to the Fund’s performance, the underlying reason for our outperformance versus our style-specific index was the offensive position of the Fund, which drove performance as the sector recovered from lows reached early in the year.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	27.43%
Series II Shares	27.30
S&P 500 Index▼ (Broad Market Index)	26.47
S&P 500 Financials Index▼ (Style-Specific Index)	17.22
Lipper VUF Financial Services Funds Category Average▼ (Peer Group)	27.07

▼	Lipper Inc.
How we invest
We seek to create wealth for our shareholders by maintaining a long-term investment horizon and investing in two primary opportunities we believe have historically resulted in superior investment returns in the financials sector:
■	Financial companies trading at a significant discount to our estimate of intrinsic value† because of excessive short-term investor pessimism. Estimated intrinsic value† is a measure based primarily on the estimated future cash flows generated by the businesses.

■	Reasonably valued financial companies that demonstrate superior capital discipline by returning excess capital to shareholders in the form of dividends and share repurchases.
     We maintain a proprietary database of intrinsic value estimates and screen financial companies for those we deem to be of acceptable quality.
     Purchase candidates are subject to exhaustive fundamental analysis. We focus on the drivers of estimated intrinsic value such as normalized earnings power, marginal returns on economic equity (which adjusts for distortions present in accounting numbers) and sustainable growth. Additionally, we strive to understand a company’s ability and willingness to grow capital returned to shareholders in the future. Finally, we focus on quality, including competitive position, management and financial strength.
     The result is normally a 35- to 50-stock portfolio of investments that we believe are attractive from a valuation and/or a capital discipline perspective. In constructing a portfolio, we attempt to mitigate risk in multiple ways, including by diversifying holdings across industries and businesses that react in different ways to changes in interest rates and economic cycles.
     We believe a portfolio of undervalued and capital-disciplined quality financial companies that profitably grow cash flows over time provides the best opportunity for superior long-term investment results.
Market conditions and your Fund
The year 2009 was characterized by two dramatically different market environments. In the first few months of the year, equity markets declined steeply as credit markets froze and risk premiums rose dramatically in response to the global financial crisis. As central banks coordinated easing efforts and companies cut costs aggressively, access to funding improved and market valuations in both the credit and equity markets recovered from their March lows. The financials sector led the market during both periods — declining by almost 50%1 from January 1 to March 9, and then rebounding by more than 100%1 from March 10 to December 31. While the extreme strains caused by the financial crisis have abated, concerns about economic resilience remain, and valuations remain at appealing levels. Our investment results can be lumpy during periods like this, but historically these types of markets have yielded attractive opportunities for future capital growth.
     In this environment, the Fund posted gains, outperforming its style-specific index. While many individual holdings in various financial industries contributed to the Fund’s performance, the underlying reason for our outperformance was the offensive position of the Fund, which drove performance as the sector recovered from its March 2009 lows.
Portfolio Composition

By sector

Financials	84.2%
Information Technology	7.2
Health Care	3.8
Consumer Discretionary	2.0
Money Market Funds Plus Other Assets Less Liabilities	2.8
Top 10 Equity Holdings*

1. Capital One Financial Corp.	7.2%
2. XL Capital Ltd.-Class A	6.7
3. JPMorgan Chase & Co.	6.6
4. American Express Co.	5.9
5. Bank of America Corp.	5.1
6. SLM Corp.	4.7
7. Moody’s Corp.	4.6
8. Fifth Third Bancorp	4.6
9. Legg Mason, Inc.	4.0
10. UnitedHealth Group Inc.	3.8

Total Net Assets	$65.5 million
Total Number of Holdings*	37
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Financial Services Fund

     The largest contributors to performance were XL Capital and Morgan Stanley. After declining significantly in 2008 due to capital and credit-related issues, specialty insurance provider XL Capital’s stock rebounded from its early-2009 lows, gaining nearly 400% during the year as investor concerns abated from what, in retrospect, were excessively pessimistic views. We continue to believe the company is undervalued despite its stock’s significant rebound. Morgan Stanley’s stock rose by over 75% during the year. Investors reacted favorably to the announcement of a joint venture between the company and Citigroup in which Morgan Stanley bought Citi’s Smith Barney unit and combined it with its own global wealth management group. The new joint venture, called Morgan Stanley Smith Barney, is the industry’s leading wealth management business and was an early indicator of a rejuvenated strategic direction at the beleaguered but venerable investment bank.
     The largest detractors from Fund performance were regional bank Zions Bancorporation and Citigroup. Citigroup’s stock fell by more than 45% during the year. In February, Citigroup took the dramatic step of recapitalizing the company via a preferred-for-common exchange. The action bolstered Citigroup’s capital position to among the strongest in the world, but diluted our estimate of per-share intrinsic value severely.
     Shares of Zions Bancorporation, a regional banking franchise we admire, also fell during the year as investor worries shifted to potential commercial real estate loan losses and the effect such losses could have on capital adequacy. We continued to hold Zions Bancorporation at year end because we believed its depressed stock price represented an attractive value opportunity, even as we expected the company to further bolster regulatory capital.
     We believe many stressed financial companies have now raised enough capital to handle credit losses that are widely expected to be severe. Economies around the world are showing signs of stabilization or recovery. Financial stocks have rebounded dramatically from extremely depressed levels in March 2009. Despite strong stock performance in the sector, we continue to see opportunities given historical low valuation levels and unusually wide valuation differences within the sector. While regulatory and political developments will grab headlines in 2010, and some changes will prove important, we believe the path and robustness of economic recovery will be the ultimate determinant of financial sector stock performance. We expect financial stocks will remain volatile as the economy works toward recovery and credit losses ultimately peak, the timing of which is impossible to pinpoint.
     Fund turnover increased during the year, and investors in the Fund should expect additional turnover of portfolio holdings as we continue to capitalize on this valuation opportunity, which is among the broadest we have seen in our careers.
     Markets experienced a strong recovery during 2009, and the Fund outperformed its style-specific index. Regardless of the macro economic environment, we remain focused on identifying financial companies that we believe are undervalued and that exhibit capital discipline.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in AIM V.I. Financial Services Fund and for sharing our long-term investment horizon.

†	Managers believe intrinsic value represents the inherent business value of portfolio holdings during a two- to three-year investment horizon based on their estimates of future cash flow. Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Financial Services Fund. He began his investment career in 1989 and joined Invesco Aim in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.
Meggan Walsh
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. Financial Services Fund. She began her investment career in 1987 and joined Invesco Aim in 1991. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Assisted by the Financial Services Team
AIM V.I. Financial Services Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund data from 9/20/99, index data from 9/30/99

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $2,000 and $4,000 is the same size as the space between $4,000 and $8,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (9/20/99)	-2.86%
10 Years	-3.95
5 Years	-13.09
1 Year	27.43

Series II Shares
10 Years	-4.17%
5 Years	-13.28
1 Year	27.30
Series II shares’ inception date is April 30, 2004. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is September 20, 1999. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.23% and 1.45%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.24% and 1.49%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Financial Services Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Financial Services Fund

AIM V.I. Financial Services Fund’s investment objective is capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.
     The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The S&P 500 Financials Index is an unmanaged index considered representative of the financial market.
     The Lipper VUF Financial Services Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Financial Services Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Financial Services Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.20%
Asset Management & Custody Banks–11.87%
Blackstone Group L.P. (The)	50,865	$667,349

Federated Investors, Inc.–Class B	82,527	2,269,493

Legg Mason, Inc.	86,258	2,601,541

State Street Corp.	51,334	2,235,082

		7,773,465

Consumer Finance–18.10%
American Express Co.	96,048	3,891,865

AmeriCredit Corp.(b)	10,525	200,396

Capital One Financial Corp.	122,935	4,713,328

SLM Corp.(b)	270,291	3,046,179

		11,851,768

Data Processing & Outsourced Services–7.15%
Alliance Data Systems Corp.(b)	27,415	1,770,735

Automatic Data Processing, Inc.	38,417	1,645,016

Heartland Payment Systems, Inc.	55,265	725,630

VeriFone Holdings, Inc.(b)	15,811	258,984

Western Union Co. (The)	14,933	281,487

		4,681,852

Diversified Banks–0.21%
U.S. Bancorp	6,016	135,420

Diversified Capital Markets–2.67%
UBS AG (Switzerland)(b)	112,838	1,750,117

Insurance Brokers–4.12%
Marsh & McLennan Cos., Inc.	98,797	2,181,438

National Financial Partners Corp.(b)	63,498	513,699

		2,695,137

Investment Banking & Brokerage–6.86%
FBR Capital Markets Corp.(b)	309,451	1,912,407

Goldman Sachs Group, Inc. (The)	1,777	300,029

Morgan Stanley	77,092	2,281,923

		4,494,359

Life & Health Insurance–2.27%
Prudential Financial, Inc.	8,774	436,594

StanCorp Financial Group, Inc.	26,276	1,051,566

		1,488,160

Managed Health Care–3.82%
UnitedHealth Group Inc.	82,013	2,499,756

Other Diversified Financial Services–14.53%
Bank of America Corp.	221,342	3,333,410

Citigroup Inc.	556,283	1,841,297

JPMorgan Chase & Co.	104,159	4,340,306

		9,515,013

Property & Casualty Insurance–7.04%
Allstate Corp. (The)	7,809	234,582

XL Capital Ltd.–Class A	238,512	4,371,925

		4,606,507

Real Estate Services–0.34%
Jones Lang LaSalle Inc.	3,708	223,963

Regional Banks–9.53%
Fifth Third Bancorp	307,578	2,998,886

First Horizon National Corp.(b)	10,421	139,637

SunTrust Banks, Inc.	91,442	1,855,358

Zions Bancorp.	97,377	1,249,347

		6,243,228

Reinsurance–1.97%
Transatlantic Holdings, Inc.	24,779	1,291,234

Specialized Consumer Services–2.00%
H&R Block, Inc.	57,934	1,310,467

Specialized Finance–4.64%
Moody’s Corp.	113,239	3,034,805

Thrifts & Mortgage Finance–0.08%
Ocwen Financial Corp.(b)	5,772	55,238

Total Common Stocks & Other Equity Interests (Cost $79,787,752)		63,650,489

Money Market Funds–2.24%
Liquid Assets Portfolio–Institutional Class(c)	732,101	732,101

Premier Portfolio–Institutional Class(c)	732,101	732,101

Total Money Market Funds (Cost $1,464,202)		1,464,202

TOTAL INVESTMENTS–99.44% (Cost $81,251,954)		65,114,691

OTHER ASSETS LESS LIABILITIES–0.56%		366,180

NET ASSETS–100.00%		$65,480,871

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $79,787,752)	$63,650,489

Investments in affiliated money market funds, at value and cost	1,464,202

Total investments, at value (Cost $81,251,954)	65,114,691

Receivables for:
Investments sold	443,720

Fund shares sold	122,192

Dividends	35,472

Investment for trustee deferred compensation and retirement plans	11,527

Total assets	65,727,602

Liabilities:
Payables for:
Investments purchased	25,681

Fund shares reacquired	86,278

Amount due custodian	24,366

Accrued fees to affiliates	54,201

Accrued other operating expenses	32,685

Trustee deferred compensation and retirement plans	23,520

Total liabilities	246,731

Net assets applicable to shares outstanding	$65,480,871

Net assets consist of:
Shares of beneficial interest	$115,265,517

Undistributed net investment income	57,948

Undistributed net realized gain (loss)	(33,705,331)

Unrealized appreciation (depreciation)	(16,137,263)

$65,480,871

Net Assets:
Series I	$57,620,257

Series II	$7,860,614

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	11,289,433

Series II	1,555,995

Series I:
Net asset value per share	$5.10

Series II:
Net asset value per share	$5.05

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends	$745,974

Dividends from affiliated money market funds	14,679

Total investment income	760,653

Expenses:
Advisory fees	394,539

Administrative services fees	179,985

Custodian fees	7,733

Distribution fees — Series II	14,313

Transfer agent fees	19,251

Trustees’ and officers’ fees and benefits	21,444

Professional services fees	39,922

Other	8,154

Total expenses	685,341

Less: Fees waived and expenses reimbursed	(8,587)

Net expenses	676,754

Net investment income	83,899

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(7,426,734)

Change in net unrealized appreciation of investment securities	22,907,979

Net realized and unrealized gain	15,481,245

Net increase in net assets resulting from operations	$15,565,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$83,899	$1,865,196

Net realized gain (loss)	(7,426,734)	(25,097,989)

Change in net unrealized appreciation (depreciation)	22,907,979	(35,661,911)

Net increase (decrease) in net assets resulting from operations	15,565,144	(58,894,704)

Distributions to shareholders from net investment income:
Series I	(1,643,368)	(1,840,747)

Series II	(217,704)	(162,993)

Total distributions from net investment income	(1,861,072)	(2,003,740)

Distributions to shareholders from net realized gains:
Series I	—	(5,303,718)

Series II	—	(492,299)

Total distributions from net realized gains	—	(5,796,017)

Share transactions-net:
Series I	6,150,080	16,386,023

Series II	2,336,966	4,765,984

Net increase in net assets resulting from share transactions	8,487,046	21,152,007

Net increase (decrease) in net assets	22,191,118	(45,542,454)

Net assets:
Beginning of year	43,289,753	88,832,207

End of year (includes undistributed net investment income of $57,948 and $1,835,351, respectively)	$65,480,871	$43,289,753

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Financial Services Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Financial Services Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. Financial Services Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Advisors, Inc., Invesco Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset agreement. The Board of Trustees or Invesco may terminate the fee waiver agreement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $4,171 and reimbursed class level expenses of $4,416 of Series II shares.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance

AIM V.I. Financial Services Fund

companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $129,985 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$65,114,691	$—	$—	$65,114,691

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,874 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

AIM V.I. Financial Services Fund

NOTE 6—Distributions to Beneficial Owners

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$1,861,072	$2,252,871

Long-term capital gain	—	5,546,886

Total distributions	$1,861,072	$7,799,757

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$77,707

Net unrealized appreciation (depreciation)-investments	(19,575,155)

Temporary book/tax differences	(23,224)

Capital loss carryforward	(30,263,974)

Shares of beneficial interest	115,265,517

Total net assets	$65,480,871

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$22,458,450

December 31, 2017	7,805,524

Total capital loss carryforward	$30,263,974

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $17,118,905 and $10,940,471, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,718,216

Aggregate unrealized (depreciation) of investment securities	(25,293,371)

Net unrealized appreciation (depreciation) of investment securities	$(19,575,155)

Cost of investments for tax purposes is $84,689,846.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, on December 31, 2009, undistributed net investment income was decreased by $230 and undistributed net realized gain (loss) was increased by $230. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Financial Services Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Series I	6,175,150	$25,003,515	4,741,184	$41,508,337

Series II	825,270	3,236,356	635,748	5,276,073

Issued as reinvestment of dividends:
Series I	324,776	1,643,368	1,609,114	7,144,465

Series II	43,454	217,704	148,930	655,292

Reacquired:
Series I	(4,778,335)	(20,496,803)	(3,725,544)	(32,266,779)

Series II	(260,764)	(1,117,094)	(139,755)	(1,165,381)

Net increase in share activity	2,329,551	$8,487,046	3,269,677	$21,152,007

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Financial Services Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$4.12	$0.01	$1.12	$1.13	$(0.15)	$—	$(0.15)	$5.10	27.43%	$57,620	1.27	%(d)	1.28	%(d)	0.18	%(d)	22%
Year ended 12/31/08	12.26	0.24	(7.46)	(7.22)	(0.24)	(0.68)	(0.92)	4.12	(59.44)	39,421	1.22		1.23		2.71		47
Year ended 12/31/07	17.41	0.27	(4.04)	(3.77)	(0.29)	(1.09)	(1.38)	12.26	(22.22)	85,144	1.11		1.11		1.61		9
Year ended 12/31/06	15.26	0.23	2.28	2.51	(0.26)	(0.10)	(0.36)	17.41	16.52	146,092	1.12		1.12		1.44		14
Year ended 12/31/05	14.61	0.19	0.66	0.85	(0.20)	—	(0.20)	15.26	5.84	141,241	1.12		1.12		1.30		22

Series II
Year ended 12/31/09	4.08	0.00	1.11	1.11	(0.14)	—	(0.14)	5.05	27.30	7,861	1.44	(d)	1.53	(d)	0.01	(d)	22
Year ended 12/31/08	12.17	0.21	(7.39)	(7.18)	(0.23)	(0.68)	(0.91)	4.08	(59.56)	3,869	1.44		1.48		2.49		47
Year ended 12/31/07	17.33	0.22	(4.00)	(3.78)	(0.29)	(1.09)	(1.38)	12.17	(22.39)	3,688	1.36		1.36		1.36		9
Year ended 12/31/06	15.23	0.20	2.26	2.46	(0.26)	(0.10)	(0.36)	17.33	16.22	1,664	1.37		1.37		1.19		14
Year ended 12/31/05	14.59	0.15	0.67	0.82	(0.18)	—	(0.18)	15.23	5.61	11	1.37		1.37		1.05		22

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and it is not annualized for periods more than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $46,879 and $5,725 for Series I and Series II, shares, respectively.

AIM V.I. Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Financial Services Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,253.00	$7.10	$1,018.90	$6.36	1.25%

Series II	1,000.00	1,251.50	8.17	1,017.95	7.32	1.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Financial Services Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Financial Services Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Global Health Care Fund
Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
The year was characterized by two dramatically different market environments. In early 2009, equity markets experienced steep declines as credit markets froze and risk premiums rose dramatically in response to the global economic recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to funding improved and market valuations in both the credit and equity markets recovered from the March lows. Health care reform efforts overshadowed some of the defensive growth characteristics of the sector during much of the year. Additionally, the strong equity market rally propelled a rotation out of larger, more defensive companies in favor of more cyclical, higher risk stocks. Despite these headwinds, AIM V.I. Global Health Care Fund Series I shares, excluding variable product issuer charges, outperformed its style-specific benchmark, the MSCI World Health Care Index, but underperformed the broad market, as measured by the MSCI World Index. The Fund’s relative performance was positively affected by security selection in pharmaceuticals, managed health care and life sciences tools and services.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	27.67%
Series II Shares	27.39
MSCI World Index▼ (Broad Market Index)	29.99
MSCI World Health Care Index▼ (Style-Specific Index)	18.89
Lipper VUF Health/Biotechnology Funds Category Average▼ (Peer Group)	23.69

▼	Lipper Inc.
How we invest
We seek health care stocks of all market capitalizations from around the world that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.
     We invest primarily in four segments of the health care sector: pharmaceuticals, biotechnology, medical technology and health services. Suitable investments in this universe exhibit strong fundamentals and earnings, coupled with healthy growth prospects and discounted valuations usually due to perceived near-term uncertainty. We assess the long-term commercial potential of each company’s current and prospective products, particularly those that fill unaddressed market needs.
     We manage risk by:
■	Maintaining exposure to all health care sub-sectors.

■	Diversifying the portfolio across 50 to 80 holdings.

■	Limiting the size an of investment in any single position according to its risk profile.

■	Investing in international companies, which may have lower correlations to the U.S. stock market.

We reassess our holdings when:

■	We identify a more attractive investment opportunity.

■	We foresee a deterioration of a company’s fundamentals.

■	A company fails to execute on its plan.

■	A decline in management team quality occurs.

■	A stock’s price target has been met.
Market conditions and your Fund
Though the beginning of the year was marked by headlines claiming economic “Armageddon,” the U.S. economy began to show signs that the economic contraction was moderating. Economic data indicated that the rampant decline in business spending and consumption that occurred at the end of 2008 and the beginning of 2009 may have eased. Given signs that the economic downturn may be moderating, equity and credit markets improved. In addition, financial markets benefited from the various government programs introduced to improve bank balance sheets and reduce credit spreads.
     A variety of emergency fiscal and monetary expansion initiatives of governments and central banks appeared to have succeeded in averting a worst case global economic scenario. However, unemployment levels and the long-term implications of the sovereign debt burden for Western economies continued to cause concern. Additionally, businesses and households still had a considerable way to go in their deleveraging processes.
     Against this backdrop, telecommunication services, utilities and energy were among the weakest performing sectors of the S&P 500 Index.1 Conversely, information technology, materials and consumer discretionary were the best performing sectors.1 Health care stocks outperformed early in the year when the broad markets were down. However, their performance was muted during the subsequent rally due to a rotation into cyclical stocks and concerns surrounding health care reform.
Portfolio Composition
By country

United States	73.2%
Switzerland	5.8
Germany	4.8
Brazil	2.4
Ireland	2.3
United Kingdom	2.2
Countries Each Less Than
2.0% of Portfolio	3.7
Money Market Funds Plus Other Assets Less Liabilities	5.6
Top 10 Equity Holdings*

1. Roche Holding AG	4.2%
2. Gilead Sciences, Inc.	4.1
3. Thermo Fisher Scientific, Inc.	3.7
4. Amgen Inc.	3.7
5. Abbott Laboratories	3.4
6. CVS Caremark Corp.	3.1
7. Johnson & Johnson	2.5
8. Boston Scientific Corp.	2.5
9. WellPoint Inc.	2.4
10. Baxter International Inc.	2.4
Top Five Industries

1. Biotechnology	20.6%
2. Pharmaceuticals	20.0
3. Health Care Equipment	16.1
4. Life Sciences Tools & Services	8.3
5. Managed Health Care	7.7

Total Net Assets	$170.4 million

Total Number of Holdings*	67
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Global Health Care Fund

     Relative to the MSCI World Health Care Index, our security selection in pharmaceuticals, managed health care and life sciences tools and services aided performance. From an industry allocation perspective, an underweight position in pharmaceuticals and an overweight position in life sciences tools and services also contributed to the Fund’s outperformance relative to the style-specific index. On the other hand, an overweight in biotechnology stocks detracted from the Fund’s relative performance. It is important to note that the style-specific index is weighted by size or market capitalization, and this results in a 60% allocation to pharmaceutical stocks. In contrast, the Fund weights its holdings based on our fundamental analysis with consideration to risk management factors and is therefore more diversified across health care industries. Merger and acquisition activity also affected individual stock performance during the year.
     From a stock-specific perspective, Life Technologies was the top contributor to the Fund’s absolute performance. On the other hand, Genzyme was the top detractor.
     Life Technologies contributed positively to Fund performance during the year. The company manufactures tools used in basic research at pharmaceutical firms. We believed Life Technologies displayed defensive growth characteristics and would benefit from spending increases by the National Institutes of Health. Therefore, we added to the position during the year.
     Genzyme, in addition to suffering from the headwinds of the rotation out of large-cap biotechnology stocks, was also negatively affected by drug manufacturing issues. As a result, Genzyme detracted from Fund performance but remained a large position in the portfolio given its favorable long-term prospects.
     The biotechnology industry experienced relative outperformance during the bear market, buoyed in part by the acquisition of Genentech (no longer a Fund holding) by Swiss pharmaceutical company Roche during the first quarter of 2009. Once the economy started to recover, money continued to flow out of large-cap biotechnology stocks.
     As we have seen many failed attempts to nationalize health care, massive health care reform seemed unlikely in the near term in our opinion. A watered down version of the current proposal, however, seemed more likely. Most importantly, not all health care companies would be affected by health care reform in the same way. Certainly, some industries, like health care equipment and biotechnology, are less exposed. As a result, we continued to overweight these sectors.
     We continued to favor specialty pharmaceuticals and large-cap biotechnology stocks over large-cap pharmaceuticals. Relative to the benchmark, we maintained a significant underweight in large-cap pharmaceuticals as many firms face looming patent expirations with limited drug pipelines, which may result in modest (if any) earnings growth. Our emphasis on specialty pharmaceuticals and biotechnology stocks was based on robust in-line portfolios, compelling pipelines and the view that many of these companies could be targets of ongoing consolidation. Importantly, the valuations for many of these companies were near historic lows.
     We continued to focus on companies with new product cycles, less reimbursement risk and less competition. The majority of the Fund is invested in domestic stocks, where we have found more companies that fit our fundamental selection criteria. Our international weight was focused mainly on European large-cap pharmaceutical companies with fewer patent expiration concerns.
     Given markets have experienced a strong recovery during the year, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your continued investment in AIM V.I. Global Health Care Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Derek Taner
Chartered Financial Analyst, portfolio manager, is lead manager of AIM V.I. Global Health Care Fund. Mr. Taner began his investment career in 1993 as a fixed income analyst, assistant portfolio manager and manager of a health care fund. Mr. Tanner joined Invesco Aim in 2005. He earned a B.S. in accounting and an M.B.A. from the Haas School of Business at the University of California at Berkeley.
Dean Dillard
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Global Health Care Fund. He joined Invesco Aim in 2000. Mr. Dillard earned a B.S. in corporate finance from the University of Alabama and an M.B.A. from the Owen School of Business at Vanderbilt University.
Assisted by the Global Health Care Team
AIM V.I. Global Health Care Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 5/21/97, index data from 5/31/97
AIM V.I. Global Health Care Fund- Series I Shares Lipper VUF Health/Biotechnology Funds Category Average[1] MSCI World Index[1]

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/21/97)	6.73%
10 Years	3.23
5 Years	3.02
1 Year	27.67

Series II Shares
10 Years	2.97%
5 Years	2.76
1 Year	27.39
Series II shares’ inception date is April 30, 2004. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 21, 1997. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.13% and 1.38%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.14% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Global Health Care Fund

AIM V.I. Global Health Care Fund’s investment objective is capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
     Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     The value of the Fund’s shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation that may affect the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations, which can cause Fund shares to rise and fall more than the value of shares of funds that invest more broadly.

     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     The Fund invests in synthetic instruments, the value of which may not correlate perfectly with the overall securities markets. Rising interest rates and market price fluctuations will affect the performance of the Fund’s investments in synthetic instruments.
About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries.
     The Lipper VUF Health/Biotechnology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Health/ Biotechnology Funds category.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Global Health Care Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–94.45%
Biotechnology–20.57%
AMAG Pharmaceuticals, Inc.(b)	19,472	$740,520

Amgen Inc.(b)	110,398	6,245,215

Biogen Idec Inc.(b)	29,090	1,556,315

BioMarin Pharmaceutical Inc.(b)	124,174	2,335,713

Celgene Corp.(b)	68,666	3,823,323

CSL Ltd. (Australia)	66,276	1,928,127

Genzyme Corp.(b)	62,688	3,072,339

Gilead Sciences, Inc.(b)	159,971	6,923,545

Incyte Corp.(b)	63,690	580,216

Myriad Genetics, Inc.(b)	52,578	1,372,286

OSI Pharmaceuticals, Inc.(b)	28,674	889,754

Pharmasset, Inc.(b)	19,764	409,115

Savient Pharmaceuticals Inc.(b)	103,539	1,409,166

United Therapeutics Corp.(b)	33,882	1,783,887

Vertex Pharmaceuticals Inc.(b)	46,212	1,980,184

		35,049,705

Drug Retail–4.51%
CVS Caremark Corp.	166,086	5,349,630

Drogasil S.A. (Brazil)	146,520	2,338,715

		7,688,345

Health Care Distributors–1.54%
McKesson Corp.	41,892	2,618,250

Health Care Equipment–16.08%
Baxter International Inc.	69,269	4,064,705

Becton, Dickinson and Co.	23,049	1,817,644

Boston Scientific Corp.(b)	467,836	4,210,524

CareFusion Corp.(b)	52,274	1,307,373

Covidien PLC (Ireland)	81,762	3,915,582

Dexcom Inc.(b)	48,428	391,298

Hospira, Inc.(b)	29,731	1,516,281

ResMed Inc.(b)	25,721	1,344,437

St. Jude Medical, Inc.(b)	72,385	2,662,320

Varian Medical Systems, Inc.(b)	43,481	2,037,085

Wright Medical Group, Inc.(b)	67,893	1,286,572

Zimmer Holdings, Inc.(b)	48,204	2,849,339

		27,403,160

Health Care Facilities–2.40%
Assisted Living Concepts Inc.–Class A(b)	31,460	829,600

Rhoen-Klinikum AG (Germany)	133,140	3,252,012

		4,081,612

	Shares
Health Care Services–7.72%
DaVita, Inc.(b)	56,085	3,294,433

Express Scripts, Inc.(b)	43,963	3,800,601

Medco Health Solutions, Inc.(b)	46,338	2,961,462

Omnicare, Inc.	57,542	1,391,365

Quest Diagnostics Inc.	28,169	1,700,844

		13,148,705

Health Care Supplies–3.83%
Alcon, Inc.	21,005	3,452,172

DENTSPLY International Inc.	48,533	1,706,905

Immucor, Inc.(b)	67,457	1,365,330

		6,524,407

Health Care Technology–0.75%
Allscripts-Misys Healthcare Solutions, Inc.(b)	62,810	1,270,646

Life & Health Insurance–1.05%
Amil Participacoes S.A. (Brazil)(c)	230,700	1,794,815

Life Sciences Tools & Services–8.25%
Gerresheimer AG (Germany)	55,287	1,854,633

Life Technologies Corp.(b)	76,098	3,974,598

Pharmaceutical Product Development, Inc.	78,722	1,845,244

Thermo Fisher Scientific, Inc.(b)	133,895	6,385,453

		14,059,928

Managed Health Care–7.72%
Aetna Inc.	77,217	2,447,779

AMERIGROUP Corp.(b)	68,445	1,845,277

Aveta, Inc. (Acquired 12/21/05; Cost $1,655,802)(b)(c)	122,652	735,912

CIGNA Corp.	40,036	1,412,070

Health Net Inc.(b)	113,429	2,641,761

WellPoint Inc.(b)	69,819	4,069,750

		13,152,549

Pharmaceuticals–20.03%
Abbott Laboratories	105,877	5,716,299

Allergan, Inc./United States	42,769	2,694,875

Auxilium Pharmaceuticals Inc.(b)	11,094	332,598

Bayer AG (Germany)	22,993	1,835,212

Cadence Pharmaceuticals, Inc.(b)(d)	4,032	38,990

EastPharma Ltd.–GDR (Turkey)(b)(c)	114,132	273,917

Hikma Pharmaceuticals PLC (United Kingdom)	119,052	975,115

Ipsen S.A. (France)	32,981	1,830,070

Johnson & Johnson	65,483	4,217,760

Merck KGaA (Germany)	12,622	1,177,415

Novartis AG–ADR (Switzerland)	52,410	2,852,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

	Shares	Value

Pharmaceuticals–(continued)

Pharmstandard–GDR (Russia)(b)(c)	23,450	$470,703

Roche Holding AG (Switzerland)	41,608	7,071,153

Shire PLC–ADR (United Kingdom)	47,312	2,777,214

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	33,100	1,859,558

		34,123,555

Total Common Stocks & Other Equity Interests (Cost $149,073,362)		160,915,677

Money Market Funds–4.33%
Liquid Assets Portfolio–Institutional Class(e)	3,688,246	3,688,246

Premier Portfolio–Institutional Class(e)	3,688,246	3,688,246

Total Money Market Funds (Cost $7,376,492)		7,376,492

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.78% (Cost $156,449,854)		168,292,169

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.02%
Liquid Assets Portfolio–Institutional Class (Cost $29,290)(e)(f)	29,290	29,290

TOTAL INVESTMENTS–98.80% (Cost $156,479,144)		168,321,459

OTHER ASSETS LESS LIABILITIES–1.20%		2,048,085

NET ASSETS–100.00%		$170,369,544

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $3,275,347, which represented 1.92% of the Fund’s Net Assets.
(d)	All or a portion of this security was out on loan at December 31, 2009.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $149,073,362)*	$160,915,677

Investments in affiliated money market funds, at value and cost	7,405,782

Total investments, at value (Cost $156,479,144)	168,321,459

Cash	1,840,207

Foreign currencies, at value (Cost $20,691)	22,925

Receivables for:
Fund shares sold	195,538

Dividends	95,561

Foreign currency contracts outstanding	204,541

Investment for trustee deferred compensation and retirement plans	14,750

Total assets	170,694,981

Liabilities:
Payables for:
Fund shares reacquired	93,446

Collateral upon return of securities loaned	29,290

Accrued fees to affiliates	120,264

Accrued other operating expenses	42,586

Trustee deferred compensation and retirement plans	39,851

Total liabilities	325,437

Net assets applicable to shares outstanding	$170,369,544

Net assets consist of:
Shares of beneficial interest	$186,814,598

Undistributed net investment income (loss)	(39,364)

Undistributed net realized gain (loss)	(28,464,771)

Unrealized appreciation	12,059,081

$170,369,544

Net Assets:
Series I	$143,647,683

Series II	$26,721,861

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	9,051,885

Series II	1,713,325

Series I:
Net asset value per share	$15.87

Series II:
Net asset value per share	$15.60

*	At December 31, 2009, securities with an aggregate value of $28,043 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $116,439)	$1,445,176

Dividends from affiliated money market funds (includes securities lending income of $128,886)	159,537

Total investment income	1,604,713

Expenses:
Advisory fees	1,113,874

Administrative services fees	415,212

Custodian fees	27,866

Distribution fees — Series II	56,932

Transfer agent fees	41,577

Trustees’ and officers’ fees and benefits	24,884

Other	63,995

Total expenses	1,744,340

Less: Fees waived	(8,545)

Net expenses	1,735,795

Net investment income (loss)	(131,082)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(403,677))	(13,651,667)

Foreign currencies	108,995

Foreign currency contracts	(763,240)

(14,305,912)

Change in net unrealized appreciation of:
Investment securities	50,432,247

Foreign currencies	15,943

Foreign currency contracts	520,716

50,968,906

Net realized and unrealized gain	36,662,994

Net increase in net assets resulting from operations	$36,531,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(131,082)	$624,017

Net realized gain (loss)	(14,305,912)	(13,908,110)

Change in net unrealized appreciation (depreciation)	50,968,906	(53,954,663)

Net increase (decrease) in net assets resulting from operations	36,531,912	(67,238,756)

Distributions to shareholders from net investment income:
Series I	(447,208)	—

Series II	(30,590)	—

Total distributions from net investment income	(477,798)	—

Distributions to shareholders from net realized gains:
Series I	—	(33,925,325)

Series II	—	(5,201,268)

Total distributions from net realized gains	—	(39,126,593)

Share transactions-net:
Series I	(15,173,536)	(970,476)

Series II	1,039,283	11,520,859

Net increase (decrease) in net assets resulting from share transactions	(14,134,253)	10,550,383

Net increase (decrease) in net assets	21,919,861	(95,814,966)

Net assets:
Beginning of year	148,449,683	244,264,649

End of year (includes undistributed net investment income (loss) of $(39,364) and $415,204, respectively)	$170,369,544	$148,449,683

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Global Health Care Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. Global Health Care Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

AIM V.I. Global Health Care Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $8,545.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $365,212 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the

AIM V.I. Global Health Care Fund

lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Biotechnology	$33,121,578	$1,928,127	$—	$35,049,705

Drug Retail	5,349,630	2,338,715	—	7,688,345

Health Care Distributors	2,618,250	—	—	2,618,250

Health Care Equipment	27,403,160	—	—	27,403,160

Health Care Facilities	829,600	3,252,012	—	4,081,612

Health Care Services	13,148,705	—	—	13,148,705

Health Care Supplies	6,524,407	—	—	6,524,407

Health Care Technology	1,270,646	—	—	1,270,646

Life & Health Insurance	—	1,794,815	—	1,794,815

Life Sciences Tools & Services	12,205,295	1,854,633	—	14,059,928

Managed Health Care	12,416,637	—	735,912	13,152,549

Money Market Funds	7,405,782	—	—	7,405,782

Pharmaceuticals	23,771,372	10,352,183	—	34,123,555

	$146,065,062	$21,520,485	$735,912	$168,321,459

Other Investments*	—	210,937	—	210,937

Total Investments	$146,065,062	$21,731,422	$735,912	$168,532,396

*	Other Investments include foreign currency contracts, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$210,937	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts.

AIM V.I. Global Health Care Fund

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss)
on Statement
of Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(763,240)

Change in Unrealized Appreciation
Currency risk	520,716

Total	$(242,524)

*	The average value of foreign currency contracts outstanding during the period was $6,206,973.

Open Foreign Currency Contracts
Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

02/10/10	CHF	2,824,000	USD	2,786,576	$2,728,019	$58,557

02/10/10	EUR	2,660,800	USD	3,961,346	3,808,966	152,380

Total open foreign currency contracts						$210,937

Closed Foreign Currency Contracts
						Realized
Closed	Contract to					Gain
Date	Deliver		Receive		Value	(Loss)

11/25/09	USD	1,040,532	GBP	624,000	$1,034,136	$(6,396)

Total foreign currency contracts						$204,541

Currency Abbreviations:
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $93,827 and securities sales of $354,473, which resulted in net realized gains (losses) of $(403,677).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,114 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

AIM V.I. Global Health Care Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$477,798	$8,773,314

Long-term capital gain	—	30,353,279

Total distributions	$477,798	$39,126,593

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$11,781,232

Net unrealized appreciation — other investments	5,829

Temporary book/tax differences	(38,783)

Post-October deferrals	(581)

Capital loss carryforward	(28,192,751)

Shares of beneficial interest	186,814,598

Total net assets	$170,369,544

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$12,235,817

December 31, 2017	15,956,934

Total capital loss carryforward	$28,192,751

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $63,992,295 and $78,456,714, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,317,551

Aggregate unrealized (depreciation) of investment securities	(9,536,319)

Net unrealized appreciation of investment securities	$11,781,232

Cost of investments for tax purposes is $156,540,227.

AIM V.I. Global Health Care Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2009, undistributed net investment income (loss) was increased by $154,312, undistributed net realized gain (loss) was decreased by $108,996 and shares of beneficial interest decreased by $45,316. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	1,972,429	$27,454,826	2,216,216	$47,385,882

Series II	341,255	4,410,301	477,003	9,789,685

Issued as reinvestment of dividends:
Series I	28,759	447,208	2,846,084	33,925,325

Series II	2,002	30,590	443,795	5,201,268

Reacquired:
Series I	(3,260,825)	(43,075,570)	(4,039,623)	(82,281,683)

Series II	(252,057)	(3,401,608)	(172,689)	(3,470,094)

Net increase (decrease) in share activity	(1,168,437)	$(14,134,253)	1,770,786	$10,550,383

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Global Health Care Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$12.47	$(0.01	)(c)	$3.46	$3.45	$(0.05)	$—	$(0.05)	$15.87	27.67%	$143,648	1.13	%(d)	1.14	%(d)	(0.05	)%(d)	45%
Year ended 12/31/08	24.06	0.07	(c)(e)	(7.16)	(7.09)	—	(4.50)	(4.50)	12.47	(28.62)	128,563	1.12		1.13		0.34	(e)	67
Year ended 12/31/07	21.51	(0.01	)(c)	2.56	2.55	—	—	—	24.06	11.85	223,448	1.06		1.07		(0.06)		66
Year ended 12/31/06	20.44	(0.04	)(c)	1.11	1.07	—	—	—	21.51	5.24	235,509	1.10		1.10		(0.19)		79
Year ended 12/31/05	18.90	(0.06)		1.60	1.54	—	—	—	20.44	8.15	257,736	1.08		1.09		(0.24)		82

Series II
Year ended 12/31/09	12.26	(0.04	)(c)	3.40	3.36	(0.02)	—	(0.02)	15.60	27.39	26,722	1.38	(d)	1.39	(d)	(0.30	)(d)	45
Year ended 12/31/08	23.82	0.02	(c)(e)	(7.08)	(7.06)	—	(4.50)	(4.50)	12.26	(28.78)	19,886	1.37		1.38		0.09	(e)	67
Year ended 12/31/07	21.36	(0.07	)(c)	2.53	2.46	—	—	—	23.82	11.52	20,817	1.31		1.32		(0.31)		66
Year ended 12/31/06	20.34	(0.09	)(c)	1.11	1.02	—	—	—	21.36	5.01	97,646	1.35		1.35		(0.44)		79
Year ended 12/31/05	18.86	(0.09)		1.57	1.48	—	—	—	20.34	7.85	11	1.33		1.34		(0.49)		82

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $125,744 and $22,773 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of All-scripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.08% and $(0.03) and (0.17)% for Series I and Series II shares, respectively.

AIM V.I. Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Health Care Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,175.80	$6.20	$1,019.51	$5.75	1.13%

Series II	1,000.00	1,174.30	7.56	1,018.25	7.02	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	99.45%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Global Health Care Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939	2001	Retired	None
Trustee		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950	1998	Retired	None
Trustee

Lewis F. Pennock — 1942	1993	Partner, law firm of Pennock & Cooper	None
Trustee

Larry Soll — 1942	2004	Retired	None
Trustee

Raymond Stickel, Jr. — 1944	2005	Retired	None
Trustee		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers – (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A
Senior Officer

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

AIM V.I. Global Real Estate Fund

Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
The year covered by this report was characterized by two dramatically different market environments. In early 2009, equity markets declined steeply as credit markets froze and risk premiums rose dramatically in response to the global recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to funding improved and market valuations in both the credit and equity markets recovered from their March lows. Real estate securities world-wide rallied as a result of improvements in the economy, and more importantly, improved capital availability.
     For the year ended December 31, 2009, the Fund’s Series I shares, excluding variable product issuer charges, outperformed the Fund’s broad market index, the MSCI World Index. However, the Fund underperformed the FTSE EPRA/NAREIT Developed Real Estate Index, the Fund’s style-specific index, due primarily to security selection in Japan, Hong Kong and Singapore.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	31.53%
Series II Shares	31.10
MSCI World Index▼(Broad Market Index)	29.99
FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	38.26
Lipper VUF Real Estate Funds Category Average▼ (Peer Group)	31.12

▼Lipper Inc.; ■ Invesco, Bloomberg L.P.
How we invest
Your Fund holds primarily real estate investment trusts (REITs) and other property-related securities from the U.S. and abroad whose value is driven by tangible assets. Our goal is to create a global Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying U.S. and non-U.S. property types we believe will benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to other investment alternatives.
     We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.
     We consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals (property type, geography or management) change.

■	A more attractive investment opportunity is identified.
Market conditions and your Fund
Though the beginning of the year was marked by headlines claiming economic “Armageddon,” the U.S. economy began to show signs that the contraction was moderating. Economic data indicated that the rampant decline in business spending and consumption that occurred in 2008 and early 2009 may have eased. Given signs that the economic downturn may be moderating, equity and credit markets improved. In addition, financial markets benefited from various government programs introduced to improve bank balance sheets and reduce credit spreads.
     A variety of emergency fiscal and monetary initiatives of governments and central banks appeared to have succeeded in averting a global economic collapse. However, high unemployment levels and the long-term implications of the sovereign debt burden for Western economies continued to cause concern. Additionally, businesses and households still had a considerable way to go in reducing their debt levels.
     Given this environment, global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index, and the Fund produced gains for the year and outperformed the broad market, measured by the MSCI World Index.1,2
     The Fund underperformed its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, owing to a relatively defensive positioning which helped during the first quarter of 2009, but hurt as equity markets rallied beginning in March.2 During this rally, stocks of lower quality companies generally outperformed higher quality stocks. Many companies with higher leverage and/or greater potential
Portfolio Composition
By country

United States	35.6%
Hong Kong	16.7
Japan	10.6
Australia	9.9
United Kingdom	6.7
France	4.5
Singapore	4.5
Canada	3.0
Netherlands	2.6
Countries each less than 2.0% of portfolio	3.7
Money Market Funds Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*

1. Sun Hung Kai Properties Ltd.	5.4%
2. Westfield Group	3.9
3. Simon Property Group, Inc.	3.8
4. Unibail-Rodamco S.E.	3.0
5. Mitsubishi Estate Co. Ltd.	2.9
6. Mitsui Fudosan Co., Ltd.	2.8
7. Hongkong Land Holdings Ltd.	2.2
8. Stockland	2.2
9. Equity Residential	2.1
10. Vornado Realty Trust	2.1

Total Net Assets	$140.0 million

Total Number of Holdings*	108

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Global Real Estate Fund

fundamental declines outperformed as a measure of stability returned to the financial markets amid indications of stabilizing economic data and improved credit spreads/availability of capital. Specifically, security selection in Japan, Hong Kong and Singapore detracted from the Fund’s relative performance during the year. Conversely, security selection and underweight exposure in the U.S. aided the Fund’s relative performance.
     Top contributors to Fund performance included several Hong Kong-domiciled companies, including Sun Hung Kai Properties and Hang Lung Properties. The emerging Asian economies continued to fare best with inventory rebuilding becoming evident in the more export-orientated economies, including China. Sun Hung Kai Properties is one of the largest property companies in Hong Kong, specializing in high quality residential and commercial projects. Hang Lung Properties is one of the largest Hong Kong developers, owning a large development and investment portfolio in Hong Kong and China. The company possesses a strong balance sheet, recurring income base and residential inventory to fund growth in China. Additionally, Hang Lung’s management team has a favorable and established track record.
     Japan- and U.K.-domiciled companies dominated the top detractors from Fund performance for the year. Nippon Building Fund, Japan’s largest real estate investment trust with a focus on Tokyo office buildings, and Mitsubishi Estate, Japan’s second-largest real estate developer, hurt Fund performance.
     The current level of uncertainty in the investment marketplace supports a view that successfully managing real estate exposures requires an emphasis on companies with longer than average lease terms, higher quality assets and tenant rosters, and flexible balance sheets. We expect to maintain a well-diversified portfolio across all property types and regions. We also believe the best prospects for relative outperformance are based on a combination of relative fundamentals and stock valuations.
     Given that markets experienced a strong recovery in 2009, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your continued investment in AIM V.I. Global Real Estate Fund.

1     Lipper Inc.

2     Invesco, Bloomberg L.P.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Joe Rodriguez, Jr.

Senior portfolio manager, is lead manager of AIM V.I. Global Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned his B.B.A. in economics and finance and his M.B.A. in finance from Baylor University.
Mark Blackburn

Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is a Certified Public Accountant.
James Cowen

Portfolio manager, is manager of AIM V.I. Global Real Estate Fund. Mr. Cowen has worked in the real estate industry since 1997 and joined Invesco in 2001. He earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo

Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from the University of Texas at Dallas.
James Trowbridge

Portfolio manager, is manager of AIM V.I. Global Real Estate Fund. He joined Invesco in 1989. Mr. Trowbridge earned his B.A. in finance from Indiana University.
Ping Ying Wang

Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Global Real Estate Fund. She earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from the University of Texas at Dallas.
Assisted by the Real Estate Team
AIM V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 3/31/98

1     Invesco, Bloomberg L.P.

2     Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (3/31/98)	7.86%
10 Years	11.17
5 Years	2.30
1 Year	31.53

Series II Shares
10 Years	10.91%
5 Years	2.04
1 Year	31.10
Series II shares’ inception date is April 30, 2004. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is March 31, 1998. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.17% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
AIM V.I. Global Real Estate Fund

AIM V.I. Global Real Estate Fund’s investment objective is high total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Because the Fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.
     Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
     Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets.
     The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund’s exposure is unlimited.
     The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.
About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
     The Lipper VUF Real Estate Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Property type classifications used in this report are generally according to FTSE EPRA/NAREIT Global Real Estate Index, which is exclusively owned by the FTSE Group, the European Public Real Estate Association (EPRA), the National Association of Real Estate Investment Trusts (NAREIT) and Euronext Indices BV.
AIM V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2009

	Shares	Value

Foreign Real Estate Investment Trusts, Common Stocks & Other Equity Interests–97.81%
Australia–9.94%
CFS Retail Property Trust	1,150,557	$1,948,621

Commonwealth Property Office Fund	434,370	375,631

Dexus Property Group	1,877,293	1,417,554

Goodman Group	3,067,203	1,726,125

Stockland	865,978	3,043,235

Westfield Group	485,088	5,409,898

		13,921,064

Austria–0.47%
Conwert Immobilien Invest S.E.(a)	53,257	651,111

Canada–2.96%
Canadian REIT	31,300	807,031

Cominar REIT	20,300	372,761

Morguard REIT	38,000	474,706

Primaris Retail REIT	37,500	576,209

RioCan REIT	101,300	1,915,067

		4,145,774

China–0.78%
Agile Property Holdings Ltd.	474,000	687,106

Guangzhou R&F Properties Co. Ltd.–Class H	68,400	119,404

KWG Property Holding Ltd.	378,000	288,257

		1,094,767

Finland–0.45%
Citycon Oyj	149,632	629,785

France–4.52%
Gecina S.A.	7,861	849,686

ICADE	6,412	608,970

Klepierre	15,837	643,663

Unibail-Rodamco S.E.	19,237	4,232,835

		6,335,154

Germany–0.40%
Deutsche Euroshop AG	16,596	562,370

Hong Kong–16.73%
China Overseas Land & Investment Ltd.	1,026,301	2,148,839

China Resources Land Ltd.	701,800	1,579,715

Glorious Property Holdings Ltd.(a)	397,000	178,114

Hang Lung Properties Ltd.	471,000	1,840,097

Henderson Land Development Co. Ltd.	324,000	2,414,039

Hongkong Land Holdings Ltd.	630,000	3,100,388

Kerry Properties Ltd.	263,900	1,332,452

Link REIT (The)	318,500	810,468

New World Development Co., Ltd.	458,000	934,715

Sino Land Co. Ltd.	478,000	922,766

Sun Hung Kai Properties Ltd.	505,000	7,493,076

Wharf (Holdings) Ltd. (The)	116,000	663,269

		23,417,938

Japan–10.55%
AEON Mall Co., Ltd.	23,800	460,708

Frontier Real Estate Investment Corp.	23	163,042

Japan Real Estate Investment Corp.	136	999,130

Japan Retail Fund Investment Corp.	96	429,966

Kenedix Realty Investment Corp.	91	248,257

Mitsubishi Estate Co. Ltd.	258,000	4,095,634

Mitsui Fudosan Co., Ltd.	232,000	3,897,187

Nippon Building Fund Inc.	132	1,000,934

Nomura Real Estate Holdings, Inc.	30,900	456,394

Sumitomo Realty & Development Co., Ltd.	139,000	2,607,853

United Urban Investment Corp.	77	405,241

		14,764,346

Luxembourg–0.36%
GAGFAH S.A.	38,535	351,411

ProLogis European Properties	25,168	154,831

		506,242

Malta–0.00%
BGP Holdings PLC(a)	3,053,090	0

Netherlands–2.59%
Corio N.V.	12,423	848,153

Eurocommercial Properties N.V.	23,103	952,535

VastNed Retail N.V.	12,367	811,487

Wereldhave N.V.	10,677	1,019,519

		3,631,694

Singapore–4.53%
Ascendas REIT	591,779	926,356

CapitaCommercial Trust	1,065,000	880,946

Capitaland Ltd.	726,000	2,149,475

CapitaMall Trust	1,006,550	1,275,766

City Developments Ltd.	50,000	407,692

Suntec REIT	546,000	522,024

Yanlord Land Group Ltd.	121,000	185,114

		6,347,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

	Shares	Value

Sweden–1.21%
Castellum A.B.	136,822	$1,379,522

Hufvudstaden A.B.	41,027	309,773

		1,689,295

United Kingdom–6.70%
Big Yellow Group PLC(a)	115,823	660,816

British Land Co. PLC	225,731	1,731,043

Derwent London PLC	31,456	664,669

Great Portland Estates PLC	135,826	630,121

Hammerson PLC	157,159	1,067,701

Hansteen Holdings PLC	415,807	540,873

Land Securities Group PLC	71,240	781,062

Segro PLC	297,816	1,644,608

Shaftesbury PLC	131,945	836,999

Unite Group PLC(a)	169,620	820,884

		9,378,776

United States–35.62%
Acadia Realty Trust	34,441	581,020

Alexandria Real Estate Equities, Inc.	12,600	810,054

AMB Property Corp.	30,500	779,275

American Campus Communities, Inc.	8,700	244,470

AvalonBay Communities, Inc.	18,642	1,530,695

Boston Properties, Inc.	38,200	2,562,074

Brookfield Properties Corp.	36,678	445,978

Camden Property Trust	25,882	1,096,620

DCT Industrial Trust Inc.	82,000	411,640

Digital Realty Trust, Inc.	48,300	2,428,524

EastGroup Properties, Inc.	14,800	566,544

Equity Residential	87,277	2,948,217

Essex Property Trust, Inc.	17,700	1,480,605

Federal Realty Investment Trust	9,200	623,024

HCP, Inc.	37,448	1,143,662

Health Care REIT, Inc.	41,467	1,837,817

Highwoods Properties, Inc.	28,300	943,805

Host Hotels & Resorts Inc.(a)	209,259	2,442,052

Kilroy Realty Corp.	28,100	861,827

LaSalle Hotel Properties	6,700	142,241

Liberty Property Trust	40,700	1,302,807

Macerich Co. (The)	32,288	1,160,754

Mack-Cali Realty Corp.	28,100	971,417

Mid-America Apartment Communities, Inc.	5,200	251,056

Nationwide Health Properties, Inc.	49,671	1,747,426

Pebblebrook Hotel Trust(a)	12,132	267,025

ProLogis	89,014	1,218,602

Public Storage	33,100	2,695,995

Regency Centers Corp.	36,700	1,286,702

Retail Opportunity Investments Corp.(a)	33,319	336,855

Senior Housing Properties Trust	52,088	1,139,165

Simon Property Group, Inc.	66,910	5,339,418

SL Green Realty Corp.	35,208	1,768,850

Starwood Hotels & Resorts Worldwide, Inc.	4,391	160,579

Tanger Factory Outlet Centers, Inc.	22,400	873,376

Ventas, Inc.	52,200	2,283,228

Vornado Realty Trust	41,326	2,890,340

Washington REIT	10,584	291,589

		49,865,328

Total Foreign Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $113,872,574)		136,941,017

Money Market Funds–1.41%
Liquid Assets Portfolio–Institutional Class(b)	988,373	988,373

Premier Portfolio–Institutional Class(b)	988,373	988,373

Total Money Market Funds (Cost $1,976,746)		1,976,746

TOTAL INVESTMENTS–99.22% (Cost $115,849,320)		138,917,763

OTHER ASSETS LESS LIABILITIES–0.78%		1,092,421

NET ASSETS–100.00%		$140,010,184

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $113,872,574)	$136,941,017

Investments in affiliated money market funds, at value and cost	1,976,746

Total investments, at value (Cost $115,849,320)	138,917,763

Cash	125,686

Foreign currencies, at value (Cost $426,525)	424,745

Receivables for:
Investments sold	135,390

Fund shares sold	169,545

Dividends	513,329

Investment for trustee deferred compensation and retirement plans	9,266

Total assets	140,295,724

Liabilities:
Payables for:
Investments purchased	83,902

Fund shares reacquired	35,206

Accrued fees to affiliates	89,318

Accrued other operating expenses	58,210

Trustee deferred compensation and retirement plans	18,904

Total liabilities	285,540

Net assets applicable to shares outstanding	$140,010,184

Net assets consist of:
Shares of beneficial interest	$163,594,668

Undistributed net investment income	3,301,174

Undistributed net realized gain (loss)	(49,954,500)

Unrealized appreciation	23,068,842

$140,010,184

Net Assets:
Series I	$128,224,384

Series II	$11,785,800

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	10,564,127

Series II	987,736

Series I:
Net asset value per share	$12.14

Series II:
Net asset value per share	$11.93

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $(233,955))	$3,951,884

Dividends from affiliated money market funds (includes securities lending income of $86,892)	95,667

Total investment income	4,047,551

Expenses:
Advisory fees	787,607

Administrative services fees	298,973

Custodian fees	126,311

Distribution fees — Series II	17,329

Transfer agent fees	24,192

Trustees’ and officers’ fees and benefits	23,208

Other	66,873

Total expenses	1,344,493

Less: Fees waived and reimbursed expenses	(6,844)

Net expenses	1,337,649

Net investment income	2,709,902

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(20,271,182)

Foreign currencies	(64,995)

(20,336,177)

Change in net unrealized appreciation of:
Investment securities	50,497,748

Foreign currencies	754

50,498,502

Net realized and unrealized gain	30,162,325

Net increase in net assets resulting from operations	$32,872,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$2,709,902	$3,064,226

Net realized gain (loss)	(20,336,177)	(27,452,774)

Change in net unrealized appreciation (depreciation)	50,498,502	(45,616,452)

Net increase (decrease) in net assets resulting from operations	32,872,227	(70,005,000)

Distributions to shareholders from net investment income:
Series I	—	(7,313,873)

Series II	—	(346,827)

Total distributions from net investment income	—	(7,660,700)

Distributions to shareholders from net realized gains:
Series I	—	(11,303,629)

Series II	—	(540,744)

Total distributions from net realized gains	—	(11,844,373)

Share transactions-net:
Series I	15,146,597	25,400,434

Series II	5,205,429	4,476,456

Net increase in net assets resulting from share transactions	20,352,026	29,876,890

Net increase (decrease) in net assets	53,224,253	(59,633,183)

Net assets:
Beginning of year	86,785,931	146,419,114

End of year (includes undistributed net investment income of $3,301,174 and $(321,137), respectively)	$140,010,184	$86,785,931

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is high total return through growth of capital and current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Global Real Estate Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

AIM V.I. Global Real Estate Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks

AIM V.I. Global Real Estate Fund

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $2,760 and reimbursed class level expenses of $4,084 for Series II shares.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $248,973 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

AIM V.I. Global Real Estate Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3		Total

Australia	$—	$13,921,064		$—	$13,921,064

Austria	651,111	—		—	651,111

Canada	4,145,774	—		—	4,145,774

China	—	1,094,767		—	1,094,767

Dominican Republic	—	—		0	0

Finland	629,785	—		—	629,785

France	4,876,498	1,458,656		—	6,335,154

Germany	562,370	—		—	562,370

Hong Kong		23,417,938		—	23,417,938

Luxembourg	351,411	154,831		—	506,242

Japan	7,342,204	7,422,142		—	14,764,346

Netherlands	3,631,694	—		—	3,631,694

Singapore	—	6,347,373		—	6,347,373

Sweden	—	1,689,295		—	1,689,295

United Kingdom	1,991,878	7,386,898		—	9,378,776

United States	51,842,074	—		—	51,842,074

Total Investments	$76,024,799	$62,892,964	$		$138,917,763

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,984 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

AIM V.I. Global Real Estate Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$—	$9,179,502

Long-term capital gain	—	10,325,571

Total distributions	$—	$19,505,073

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$7,160,852

Net unrealized appreciation — investments	10,841,880

Net unrealized appreciation — other investments	399

Temporary book/tax differences	(19,457)

Post-October deferrals	(251,453)

Capital loss carryforward	(41,316,705)

Shares of beneficial interest	163,594,668

Total net assets	$140,010,184

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the recognition for tax purposes, of unrealized gains or passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$18,695,360

December 31, 2017	22,621,345

Total capital loss carryforward	$41,316,705

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $95,564,077 and $73,633,533, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,982,126

Aggregate unrealized (depreciation) of investment securities	(3,140,246)

Net unrealized appreciation of investment securities	$10,841,880

Cost of investments for tax purposes is $128,075,883.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2009, undistributed net investment income was increased by $912,409; undistributed net realized gain (loss) was decreased by $899,962 and shares of beneficial interest decreased by $12,447. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Global Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	4,597,449	$43,715,169	2,881,953	$52,755,460

Series II	617,087	6,098,786	287,801	4,439,666

Issued as reinvestment of dividends:
Series I	—	—	2,120,444	18,617,502

Series II	—	—	102,609	887,571

Reacquired:
Series I	(2,977,162)	(28,568,572)	(2,630,426)	(45,972,528)

Series II	(91,409)	(893,357)	(50,546)	(850,781)

Net increase in share activity	2,145,965	$20,352,026	2,711,835	$29,876,890

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund that owns 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by there entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$9.23	$0.26	$2.65	$2.91	$—	$—	$—	$12.14	31.53%	$128,224	1.26	%(d)	1.26	%(d)	2.59	%(d)	72%
Year ended 12/31/08	21.88	0.44	(10.35)	(9.91)	(1.08)	(1.66)	(2.74)	9.23	(44.65)	82,582	1.17		1.17		2.51		62
Year ended 12/31/07	28.74	0.38	(1.52)	(1.14)	(1.69)	(4.03)	(5.72)	21.88	(5.54)	143,773	1.13		1.22		1.31		57
Year ended 12/31/06	21.06	0.33	8.61	8.94	(0.28)	(0.98)	(1.26)	28.74	42.60	192,617	1.15		1.30		1.32		84
Year ended 12/31/05	19.13	0.38	2.34	2.72	(0.22)	(0.57)	(0.79)	21.06	14.24	99,977	1.21		1.36		1.91		51

Series II
Year ended 12/31/09	9.10	0.24	2.59	2.83	—	—	—	11.93	31.10	11,786	1.45	(d)	1.51	(d)	2.40	(d)	72
Year ended 12/31/08	21.66	0.36	(10.19)	(9.83)	(1.07)	(1.66)	(2.73)	9.10	(44.72)	4,203	1.42		1.42		2.26		62
Year ended 12/31/07	28.57	0.29	(1.49)	(1.20)	(1.68)	(4.03)	(5.71)	21.66	(5.76)	2,646	1.38		1.47		1.06		57
Year ended 12/31/06	20.98	0.27	8.58	8.85	(0.28)	(0.98)	(1.26)	28.57	42.30	311	1.40		1.55		1.07		84
Year ended 12/31/05	19.12	0.34	2.31	2.65	(0.22)	(0.57)	(0.79)	20.98	13.85	62	1.45		1.61		1.67		51

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for period less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $98,083 and $6,931 for Series I and Series II shares, respectively.

AIM V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,272.50	$7.16	$1,018.90	$6.36	1.25%

Series II	1,000.00	1,271.90	8.30	1,017.90	7.38	1.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Global Real Estate Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP	Counsel to the Independent Trustees	Transfer Agent Invesco Aim Investment Services, Inc.	Custodian State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Government Securities Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED ½ MAY LOSE VALUE ½ NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, Series I shares of AIM V.I. Government Securities Fund, excluding variable product issuer charges, outperformed the Fund’s style-specific benchmark and underperformed the Fund’s broad market index. Our investments in agency mortgage-backed securities (MBS) was a major contributor to performance relative to our style-specific index. The Fund’s underperformance of its broad market index can be attributed to the Fund’s inability to invest in corporate credit securities and commercial MBS.
     The Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.01%
Series II Shares	-0.26
Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	5.93
Barclays Capital U.S. Government Index▼ (Style-Specific Index)	-2.20
Lipper VUF General U.S. Government Funds Index▼ (Peer Group Index)	6.34

▼Lipper Inc.
How we invest
We invest primarily in debt securities issued, guaranteed or backed by the U.S. government or its agencies and instrumentalities. These securities include: U.S. Treasury notes and bonds, U.S. agency debentures and agency mortgage-backed securities (MBS). We may also invest in derivative instruments such as Treasury futures and options on Treasury futures to manage Fund duration.
     Consistent with our investment philosophy and belief that markets are increasingly complex, we use a distributed approach to decision making where specialists closest to the information have authority to make decisions. Investment decisions are made continuously and shared instantly for timely implementation in our portfolios. This is true for fundamental research decisions, macro decisions and security selection decisions, all made by specialists.
     We record and measure the performance of every investment decision. In this way, we develop a detailed understanding of the quality and skill of our decision makers to enhance quality control.
     Portfolio managers implement investment decisions made by specialists into portfolios. We believe that this separation of construction from decision making ensures objectivity in the investment process by removing behavioral biases linked to historic performance that may arise in portfolios where there is a sole decision maker also responsible for portfolio positioning. The primary role of the portfolio manager is the efficient implementation of investment decisions within portfolios. The portfolio managers work closely with sector specialists and traders to determine how best to express each investment decision at the security level.
     Our risk management process combines the evaluation of expected portfolio risks, a strong commitment to oversight of portfolio construction and actual performance and risk oversight. There are four key components to the investment risk management process applied within Invesco Fixed Income, namely:
▪	Design: Portfolio Design Calculator/ Alpha Source Oversight.

▪	Decisions: Decision Quality Analysis.

▪	Portfolio Construction: Portfolio Management Oversight.

▪	Invesco Fixed Income Oversight: Global Investment Policy Committee.
     Each investment decision is assigned to an individual within the firm. Specialists are required to explain the rationale behind every investment decision thereby helping the firm to distinguish skill from good fortune.
     Each investment decision includes pricing review levels. The upper level is the price the security is expected to reach, whereas the lower level is the point at which the rationale for persisting with the position must be reevaluated by the specialist. Specialists receive alerts from our proprietary investment system when the security is approaching or has reached these levels. While specialists are not forced to sell when these levels are reached, the investment decision must be reevaluated. Pricing levels are monitored continuously by senior management, which is integral to the firm’s risk management oversight.
     In addition to the realignment of a security’s valuation targets, sell decisions may also be based on:
▪	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

▪	The need to limit or reduce exposure to a particular sector or issuer.

▪	Degradation of an issuer’s credit quality.

▪	Presentation of a better relative value opportunity.
Market conditions and your Fund
The global economic environment at the beginning of 2009 was characterized by the carryover of 2008’s financial market turmoil, which contributed to one of the weakest economic periods on record.1
Portfolio Composition
By security type

U.S. Government-Sponsored Mortgage-Backed Securities	77.4%
U.S. Government Sponsored Agency Securities	19.5
U.S. Treasury Securities	1.9
Foreign Sovereign Debt	0.3
Money Market Funds Plus Other Assets Less Liabilities	0.9
Top 10 Fixed Income Issuers*

1. Freddie Mac REMICs	29.3%
2. Federal Home Loan Bank	12.7
3. Ginnie Mae REMICs	11.3
4. Federal National Mortgage Association	10.5
5. Federal Agricultural Mortgage Corp.	8.9
6. Federal Home Loan Mortgage Corp.	8.4
7. Fannie Mae REMICs	8.3
8. Government National Mortgage Association	4.0
9. Federal Farm Credit Bank	2.4

10. U.S. Treasury Securities	1.9

Total Net Assets	$1.2 billion

Total Number of Holdings*	826
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Government Securities Fund

Gross domestic product, the broadest measure of overall U.S. economic activity, reflected a shrinking economy during the first half of 2009 before turning positive during the second half of the year.1
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy through the Fund’s fiscal year, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed also continued programs of quantitative easing by buying up Treasuries, agency MBS and agency debentures. In doing so, the Fed worked to stimulate economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.3
     Government bond yields started 2009 at historically low levels, following sharp declines in the latter part of 2008 when investors drove prices up (and yields down) as they sought the safety and liquidity of U.S. government securities. Beginning in early 2009, demand for credit sensitive bonds returned, and along with renewed concerns about future inflation and the ability of the market to absorb heavy government issuance, government bond yields were pushed higher (and prices lower) throughout 2009, especially for intermediate and longer maturity Treasuries.3 In fact, U.S. Treasury 10-year and 30-year security returns had their worst year of performance on record in 2009 following one of their best years on record.4
     Allocation decisions among the various government sub-sectors had a favorable impact on portfolio performance versus the Fund’s style-specific index. The Fund maintained a heavy allocation to agency MBS, particularly in the form of collateralized mortgage obligations structures that exhibited short and very stable durations. The Fund also benefited from tactical exposure to agency pass-through MBS in a market environment that saw mortgage yield spreads tighten versus Treasuries as investors’ risk appetite increased and the Fed embarked on a program to purchase $1.25 trillion of agency pass-through MBS. Our exposure to the U.S. Treasury market was accomplished through U.S. Treasury futures, which we believe is a more efficient way to employ the Fund’s cash than buying actual bonds. Treasury Inflation Protected securities (TIPs) were used during the year to capitalize on concerns about inflation that permeated the market due to the Fed’s extremely accommodative monetary policy. The use of TIPs was a positive factor for performance during 2009.
     The Fund was generally longer in duration than its benchmark during the first half of the year and generally shorter in duration than its benchmark during the second half of the year. Duration is a measure of a bond’s price sensitivity to interest rate changes. Generally, bonds with shorter durations tend to be less sensitive to these changes. Overall, duration had a negative impact on performance during 2009.
     The Fund was positioned for a flattening of the yield curve (bonds with longer maturities falling more than those with shorter rates) during the second quarter of 2009. While the yield curve fluctuated greatly over the period,4 the general steepening of the curve was a negative factor in Fund performance relative to the style-specific index.
     We thank you for your investment in AIM V.I. Government Securities Fund.

1	U.S. Bureau of Economic Analysis

2	Federal Reserve Board

3	Bloomberg L. P.

4	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Government Securities Fund. He joined Invesco Aim in 1996. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University. He is a member of the CFA Institute.
Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Government Securities Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A. from Bellermine College. He is a member of the CFA Institute.
AIM V.I. Government Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/5/93)	5.04%
10 Years	5.28
5 Years	4.68
1 Year	-0.01

Series II Shares
10 Years	5.02%
5 Years	4.42
1 Year	-0.26
Series II shares’ inception date is September 19, 2001. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 5, 1993. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.74% and 0.99%, respectively.1, 2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.77% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Government Securities Fund

AIM V.I. Government Securities Fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal.
▪	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
▪	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk—the risk that the other party will not complete the transaction with the Fund.
     Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.
     High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.
     Reverse repurchase agreements and dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.
     The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.
About indexes used in this report
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations.
     The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general U.S. government variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Government Securities Fund

Schedule of Investments

December 31, 2009

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–77.44%
Collateralized Mortgage Obligations–58.92%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	$4,500,000	$4,801,113

Fannie Mae REMICs, 4.50%, 01/25/12 to 07/25/28	14,448,940	14,657,376

5.00%, 12/25/15 to 03/25/25	11,192,669	11,444,946

4.00%, 09/25/16	6,629,977	6,798,951

5.50%, 04/25/24 to 03/25/28	12,324,907	12,597,312

6.00%, 05/25/26 to 10/25/33	48,410,511	49,596,532

4.57%, 06/25/30	3,264,865	3,298,789

4.25%, 06/25/33	1,724,203	1,761,391

Fannie Mae Whole Loans, 5.50%, 07/25/34	2,346,205	2,331,658

Federal Home Loan Bank, 4.75%, 10/25/10	35,475,061	36,517,141

5.27%, 12/28/12	19,567,779	20,785,159

5.46%, 11/27/15	52,514,796	55,537,947

Freddie Mac REMICs, 6.75%, 06/15/11	228,421	233,296

5.25%, 08/15/11 to 08/15/32	18,925,048	19,849,868

5.38%, 08/15/11 to 09/15/11	5,760,242	5,971,830

4.50%, 12/15/15 to 04/15/30	18,415,512	18,888,855

7.50%, 01/15/16	1,110,665	1,132,316

5.00%, 04/15/16 to 09/15/27	40,309,000	41,254,629

6.00%, 09/15/16 to 09/15/29	88,529,481	90,610,566

3.50%, 10/15/16 to 05/15/22	4,642,983	4,757,980

4.00%, 11/15/16 to 02/15/30	7,861,218	8,015,705

5.75%, 12/15/18	17,743,941	18,135,985

5.50%, 07/15/22 to 10/15/28	123,316,701	126,022,220

4.75%, 05/15/23 to 04/15/31	18,981,637	19,450,603

Ginnie Mae REMICs, 3.13%, 04/16/16	4,701,151	4,760,451

5.86%, 10/16/23	46,084	46,247

2.17%, 02/16/24	22,906,708	23,028,210

5.00%, 09/16/27 to 02/20/29	9,066,854	9,329,672

4.21%, 01/16/28	9,089,444	9,338,694

4.75%, 12/20/29	9,579,930	9,677,981

5.50%, 04/16/31	8,140,899	8,527,592

4.50%, 11/20/34 to 08/20/35	25,506,070	26,376,791

4.00%, 03/20/36	44,580,516	45,910,750

		711,448,556

Federal Home Loan Mortgage Corp. (FHLMC)–5.44%
Pass Through Ctfs., 6.00%, 08/01/10 to 02/01/34	5,346,838	5,725,868

7.00%, 11/01/10 to 12/01/37	18,846,472	20,941,688

6.50%, 10/01/12 to 12/01/35	8,809,442	9,536,294

8.00%, 07/01/15 to 09/01/36	16,769,438	19,197,346

7.50%, 03/01/16 to 08/01/36	6,811,046	7,535,827

10.50%, 08/01/19	6,112	6,858

8.50%, 09/01/20 to 08/01/31	1,255,643	1,442,914

10.00%, 03/01/21	87,138	97,876

9.00%, 06/01/21 to 06/01/22	716,866	798,410

7.05%, 05/20/27	374,614	413,915

		65,696,996

Federal National Mortgage Association (FNMA)–9.07%
Pass Through Ctfs., 6.50%, 10/01/10 to 11/01/37	10,958,668	11,842,326

7.00%, 12/01/10 to 06/01/36	31,267,422	34,145,354

7.50%, 08/01/11 to 07/01/37	20,172,022	22,680,060

8.00%, 06/01/12 to 11/01/37	18,735,484	21,122,700

8.50%, 06/01/12 to 08/01/37	7,999,831	9,084,677

10.00%, 09/01/13	17,785	19,014

6.00%, 09/01/17 to 03/01/37	5,749,470	6,134,450

5.00%, 11/01/17 to 12/01/33	1,613,166	1,693,130

5.50%, 03/01/21	669	710

6.75%, 07/01/24	1,350,850	1,497,267

6.95%, 10/01/25 to 09/01/26	200,457	222,851

STRIPS, 6.74%, 10/09/19(a)	1,000,000	556,811

7.37%, 10/09/19(a)	800,000	445,449

		109,444,799

Government National Mortgage Association (GNMA)–4.01%
Pass Through Ctfs., 6.50%, 02/20/12 to 01/15/37	16,870,245	18,273,272

8.00%, 07/15/12 to 01/15/37	4,953,286	5,685,376

6.75%, 08/15/13	47,851	51,002

7.50%, 10/15/14 to 10/15/35	8,318,556	9,377,007

11.00%, 10/15/15	2,152	2,410

9.50%, 09/15/16	2,861	3,185

9.00%, 10/20/16 to 12/20/16	103,077	114,393

7.00%, 04/15/17 to 01/15/37	6,712,445	7,440,894

10.50%, 09/15/17 to 11/15/19	3,803	4,086

8.50%, 12/15/17 to 01/15/37	1,051,131	1,151,868

10.00%, 06/15/19	42,112	46,329

6.00%, 09/15/20 to 08/15/33	3,722,799	3,986,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

	Principal
	Amount	Value

Government National Mortgage Association (GNMA)–(continued)

6.95%, 08/20/25 to 08/20/27	$1,108,851	$1,226,061

6.25%, 06/15/27	187,312	200,891

6.38%, 10/20/27 to 09/20/28	793,103	857,540

		48,421,018

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $917,718,892)		935,011,369

U.S. Government Sponsored Agency Securities–19.46%
Federal Agricultural Mortgage Corp.–8.87%
Bonds, 2.11%, 03/15/12	70,000,000	70,697,879

Medium-Term Notes, 5.60%, 01/19/17	11,000,000	11,059,676

Unsec. Medium-Term Notes, 2.20%, 11/09/11	25,000,000	25,291,803

		107,049,358

Federal Farm Credit Bank (FFCB)–2.44%
Bonds, 3.00%, 09/22/14	12,500,000	12,616,464

5.59%, 10/04/21	10,075,000	10,703,275

5.75%, 01/18/22	2,775,000	2,936,425

Medium-Term Notes, 5.75%, 12/07/28	3,100,000	3,245,485

		29,501,649

Federal Home Loan Bank (FHLB)–3.31%
Unsec. Bonds, 5.45%, 04/15/11	9,919,651	10,386,465

4.72%, 09/20/12	1,501,459	1,585,727

Unsec. Global Bonds, 1.75%, 08/22/12	5,000,000	5,011,087

Unsec. Global Notes, 1.63%, 11/21/12	13,000,000	12,933,803

Series 1, Unsec. Bonds, 5.77%, 03/23/18	9,367,616	10,035,233

		39,952,315

Federal Home Loan Mortgage Corp. (FHLMC)–2.93%
Unsec. Global Notes, 2.13%, 09/21/12	35,000,000	35,378,373

Federal National Mortgage Association (FNMA)–1.45%
Sr. Unsec. Global Bonds, 6.63%, 11/15/30(b)	700,000	845,435

Unsec. Global Notes, 1.00%, 11/23/11	16,750,000	16,703,291

		17,548,726

Tennessee Valley Authority–0.46%
Series A, Bonds, 6.79%, 05/23/12	5,000,000	5,608,860

Total U.S. Government Sponsored Agency Securities (Cost $232,206,293)		235,039,281

U.S. Treasury Securities–1.89%
U.S. Treasury Bonds–0.31%
7.63%, 02/15/25(b)	550,000	743,703

6.88%, 08/15/25(b)	500,000	635,000

4.25%, 05/15/39(b)	2,500,000	2,347,265

		3,725,968

U.S. Treasury Notes–1.58%
1.13%, 06/30/11(b)	8,400,000	8,433,469

1.00%, 09/30/11	5,000,000	4,998,047

3.13%, 05/15/19(b)	6,000,000	5,686,875

		19,118,391

Total U.S. Treasury Securities (Cost $22,692,665)		22,844,359

Foreign Sovereign Bonds–0.32%
Sovereign Debt–0.32%
Israel Government Agency for International Development (AID) Bond (Israel), Gtd. Global Bonds, 5.13%, 11/01/24 (Cost $3,831,394)	3,800,000	3,876,692

	Shares
Money Market Funds–0.78%
Government & Agency Portfolio–Institutional Class (Cost $9,381,806)(c)	9,381,806	9,381,806

TOTAL INVESTMENTS–99.89% (Cost $1,185,831,050)		1,206,153,507

OTHER ASSETS LESS LIABILITIES–0.11%		1,275,204

NET ASSETS–100.00%		$1,207,428,711

Investment Abbreviations:

Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 5.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $1,176,449,244)	$1,196,771,701

Investments in affiliated money market funds, at value and cost	9,381,806

Total investments, at value (Cost $1,185,831,050)	1,206,153,507

Receivables for:
Fund shares sold	68,376

Dividends and interest	5,473,937

Fund expenses absorbed	29,348

Principal paydowns	15,883

Investment for trustee deferred compensation and retirement plans	43,188

Other assets	381

Total assets	1,211,784,620

Liabilities:
Payables for:
Fund shares reacquired	655,404

Amount due custodian	1,065,033

Variation margin	1,676,221

Accrued fees to affiliates	785,027

Accrued other operating expenses	47,028

Trustee deferred compensation and retirement plans	127,196

Total liabilities	4,355,909

Net assets applicable to shares outstanding	$1,207,428,711

Net assets consist of:
Shares of beneficial interest	$1,199,917,431

Undistributed net investment income	55,633,788

Undistributed net realized gain (loss)	(54,349,760)

Unrealized appreciation	6,227,252

$1,207,428,711

Net Assets:
Series I	$1,192,966,614

Series II	$14,462,097

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	99,810,236

Series II	1,216,913

Series I:
Net asset value per share	$11.95

Series II:
Net asset value per share	$11.88

Statement of Operations

For the year ended December 31, 2009

Investment income:
Interest	$56,459,726

Dividends from affiliated money market funds	127,142

Total investment income	56,586,868

Expenses:
Advisory fees	6,185,958

Administrative services fees	3,632,550

Custodian fees	90,822

Distribution fees — Series II	43,690

Transfer agent fees	17,504

Trustees’ and officers’ fees and benefits	63,168

Other	164,728

Total expenses	10,198,420

Less: Fees waived and expense offset arrangement(s)	(356,858)

Net expenses	9,841,562

Net investment income	46,745,306

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	442,896

Futures contracts	5,953,880

6,396,776

Change in net unrealized appreciation (depreciation) of:
Investment securities	7,472,864

Futures contracts	(65,670,002)

(58,197,138)

Net realized and unrealized gain (loss)	(51,800,362)

Net increase (decrease) in net assets resulting from operations	$(5,055,056)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$46,745,306	$54,372,123

Net realized gain	6,396,776	53,200,708

Change in net unrealized appreciation (depreciation)	(58,197,138)	58,547,019

Net increase (decrease) in net assets resulting from operations	(5,055,056)	166,119,850

Distributions to shareholders from net investment income:
Series I	(60,184,129)	(56,114,206)

Series II	(678,455)	(694,714)

Total distributions from net investment income	(60,862,584)	(56,808,920)

Distributions to shareholders from net realized gains:
Series I	(43,257,923)	—

Series II	(522,035)	—

Total distributions from net realized gains	(43,779,958)	—

Share transactions-net:
Series I	(290,464,747)	314,015,739

Series II	(4,570,136)	79,644

Net increase (decrease) in net assets resulting from share transactions	(295,034,883)	314,095,383

Net increase (decrease) in net assets	(404,732,481)	423,406,313

Net assets:
Beginning of year	1,612,161,192	1,188,754,879

End of year (includes undistributed net investment income of $55,633,788 and $60,726,416, respectively)	$1,207,428,711	$1,612,161,192

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

AIM V.I. Government Securities Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

AIM V.I. Government Securities Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

AIM V.I. Government Securities Fund

L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.50%

Over $250 million	0.45%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 0.73% and Series II shares to 0.98% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $356,698.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $319,782 for accounting and fund administrative services and reimbursed $3,312,768 for services provided by insurance companies.

AIM V.I. Government Securities Fund

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$9,381,806	$—	$—	$9,381,806

Collateralized debt securities	—	733,455,980	—	733,455,980

Foreign Government Debt Securities	—	3,876,692	—	3,876,692

U.S. Treasury Securities	—	22,844,359	—	22,844,359

U.S. Government Sponsored Securities	—	436,594,670	—	436,594,670

	9,381,806	1,196,771,701	—	1,206,153,507

Other Investments*	(14,095,205)	—	—	(14,095,205)

Total Investments	(4,713,399)	1,196,771,701	—	1,192,058,302

*	Other Investments include futures, which are included at unrealized appreciation (depreciation).

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $28,538,550.

AIM V.I. Government Securities Fund

NOTE 5—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$38,188	$(14,133,393)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s net variation margin (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$5,953,880

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	$(65,670,002)

Total	$(59,716,122)

*	The average value of futures outstanding during the period was $711,961,588.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	199	March-2010/Long	$43,036,860	$(193,209)

U.S. Treasury 5 Year Notes	2208	March-2010/Long	252,557,251	(3,487,881)

U.S. Treasury 10 Year Notes	331	March-2010/Long	38,214,984	(988,540)

U.S. Treasury 30 Year Bonds	1830	March-2010/Long	211,136,250	(9,425,575)

Total			$544,945,345	$(14,095,205)

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $160.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $6,273 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM V.I. Government Securities Fund

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$60,878,384	$56,608,920

Long-term capital gain	43,764,158	—

Total distributions	$104,642,542	$56,608,920

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$55,764,293

Net unrealized appreciation — investments	20,191,168

Temporary book/tax differences	(130,504)

Post-October deferrals	(11,863,630)

Capital loss carryforward	(56,450,047)

Shares of beneficial interest	1,199,917,431

Total net assets	$1,207,428,711

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the realization for tax purposes of unrealized gains on certain future contracts..
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$56,450,047

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $649,895,603 and $846,261,621, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $66,930,580 and $51,800,878, repectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,128,513

Aggregate unrealized (depreciation) of investment securities	(937,345)

Net unrealized appreciation of investment securities	$20,191,168

Cost of investments for tax purposes is $1,185,962,339.

AIM V.I. Government Securities Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on December 31, 2009, undistributed net investment income was increased by $9,024,650, undistributed net realized gain (loss) was decreased by $9,024,650. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	13,378,824	$173,338,232	42,340,755	$529,835,003

Series II	368,564	4,730,767	722,852	8,979,278

Issued as reinvestment of dividends:
Series I	8,534,823	103,442,051	4,387,350	56,114,206

Series II	99,626	1,200,490	54,659	694,714

Reacquired:
Series I	(44,095,427)	(567,245,030)	(21,773,179)	(271,933,470)

Series II	(821,161)	(10,501,393)	(772,520)	(9,594,348)

Net increase (decrease) in share activity	(22,534,751)	$(295,034,883)	24,959,917	$314,095,383

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 94% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses to
			(losses)								to average		average net		Ratio of net
	Net asset		on securities		Dividends	Distributions				Net assets,	net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		end of period	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	(000s	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$13.05	$0.45	$(0.43)	$0.02	$(0.65)	$(0.47)	$(1.12)	$11.95	(0.01)%	$1,192,967	0.73	%(d)	0.75	%(d)	3.47	%(d)	55%

Year ended 12/31/08	12.06	0.50	0.96	1.46	(0.47)	—	(0.47)	13.05	12.22	1,591,799	0.73		0.76		3.96		109

Year ended 12/31/07	11.80	0.59	0.16	0.75	(0.49)	—	(0.49)	12.06	6.43	1,169,985	0.73		0.76		4.93		106

Year ended 12/31/06	11.87	0.55	(0.13)	0.42	(0.49)	—	(0.49)	11.80	3.55	907,403	0.71		0.77		4.62		89

Year ended 12/31/05	12.07	0.45	(0.25)	0.20	(0.40)	—	(0.40)	11.87	1.66	812,824	0.85		0.88		3.68		174

Series II
Year ended 12/31/09	12.97	0.41	(0.43)	(0.02)	(0.60)	(0.47)	(1.07)	11.88	(0.26)	14,462	0.98	(d)	1.00	(d)	3.22	(d)	55

Year ended 12/31/08	11.99	0.46	0.97	1.43	(0.45)	—	(0.45)	12.97	11.98	20,362	0.98		1.01		3.71		109

Year ended 12/31/07	11.74	0.56	0.15	0.71	(0.46)	—	(0.46)	11.99	6.11	18,770	0.98		1.01		4.68		106

Year ended 12/31/06	11.81	0.52	(0.13)	0.39	(0.46)	—	(0.46)	11.74	3.28	16,218	0.96		1.02		4.37		89

Year ended 12/31/05	12.01	0.41	(0.24)	0.17	(0.37)	—	(0.37)	11.81	1.41	18,863	1.10		1.13		3.43		174

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,329,404 and $17,476 for Series I and Series II shares, respectively.

AIM V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,019.40	$3.72	$1,021.53	$3.72	0.73%

Series II	1,000.00	1,017.80	4.98	1,020.27	4.99	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$43,764,157
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	1.51%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Government Securities Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

AIM V.I. High Yield Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT PDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, Series I shares of AIM V.I. High Yield Fund, excluding variable product issuer charges, underperformed the Fund’s style-specific index, but outperformed its broad market index. As lower quality bonds (CCC-rated and below) outperformed higher quality securities (BB- and B-rated) within the high yield market, the Fund’s strategy of maintaining its focus on BB- and B-rated issues benefited performance relative to its broad market benchmark. The primary detractor from relative performance versus the style-specific benchmark was our underweight position within financials as this non-traditional high yield sector posted a strong rally for the year.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	52.79%
Series II Shares	52.06
Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	5.93
Barclays Capital U.S. Corporate High Yield Index▼ (Style-Specific Index)	58.21
Lipper VUF High Current Yield Bond Funds Category Average▼ (Peer Group)	43.48

▼	Lipper Inc.
How we invest
We invest primarily in debt securities that are determined to be below investment-grade quality. These bonds, commonly known as “junk bonds’” are typically corporate bonds of U.S. based companies, many of which are moderately sized companies. We principally invest in junk bonds rated B or above, although we own holdings with lower quality ratings as well. We may invest in convertible, preferred, derivatives and foreign securities. We may also invest up to 25% of total assets in foreign securities of which 15% can be in developing markets.
     The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of securities’ relative value and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time taking into account skill and market opportunities.
Sell decisions are based on:
▪	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

▪	Very low yields.

▪	Presentation of a better relative value opportunity.
Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first few months of the year, the equity and fixed-income markets continued to experience steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. The market was still suffering significant losses because of a lack of liquidity and an inventory surplus as troubled banks, brokers and insurers were trying to improve their balance sheets, raise cash and wind down operations. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009, rallying strongly through most of the remaining months in the year.
By early spring there was some evidence that the pace of the economic downturn was slowing. Credit markets began to show signs of life again, as actions taken by the government to jump start the economy provided a boost to the markets. Liquidity improved significantly in the later part of the first quarter of 2009, as fund flow activity into high yield funds remained positive for 14 consecutive weeks, as reported by AMG Data Services.
Portfolio Composition1
By credit quality

BBB	10.3%
BB	27.4
B	38.1
CCC	19.1
CC	0.7
D	0.9
NR	1.6
Equity	0.7
Cash	1.2
Top Five Industries*

1. Oil & Gas Exploration & Production	6.2%
2. Casinos & Gaming	4.8
3. Wireless Telecommunication Services	4.5
4. Consumer Finance	4.0
5. Health Care Facilities	3.8

Total Net Assets	$61.1 million

Total Number of Holdings*	341
Top 10 Fixed Income Issuers*

1. HCA, Inc.	2.3%
2. GMAC Inc.	1.9
3. MGM Mirage	1.7
4. Nielsen Finance LLC/Co.	1.7
5. Ford Motor Credit Co. LLC	1.7
6. United Air Lines Inc.	1.2
7. Travelport LLC	1.2
8. Continental Airlines Inc.	1.2
9. AMH Holdings Inc.	1.0
10. Ford Motor Co.	1.0

1	Sources: S&P, Moody’s, Fitch: This table is calculated based on the highest rating assigned by one of these agencies to an individual security. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. High Yield Fund

     The influx of cash was driven by investors viewing the high yield sector as a favorable asset class given that the risk of high yield corporate defaults was already reflected in the valuations in this asset class. Given the reversal in risk appetite by investors, credit spreads tightened significantly from the all time highs posted in mid-December 2008.1 The beginning of 2009 also witnessed three of the five best performing months on record for high yield bonds as measured by the Barclays Capital U.S. Corporate High Yield Index.1
     The reporting period was truly a banner year for high yield bonds as credit markets began to show life again. The high yield sector was one of the top-performing asset classes in 2009.2
     During the year, we maintained our focus on BB- and B-rated bonds, but actively adjusted the weights in all tiers of the credit quality spectrum. We increased our lower quality exposure in 2009, largely to offset our underweight from 2008. This decision was positive for relative performance as CCC-rated bonds were up more than 90% in the index over 2009.2
     The primary detractor from relative performance for the year was our underweight position within the financials sector as this non-traditional high yield sector posted a strong rally over the second half of the year. Many financials sector securities fell into the high yield category during 2009 on credit downgrades. Our Fund was underweight in financials as we have been selective in participating in this sector. In recent months, we significantly increased our exposure to financials. Our approach was to complement high yield securities with those from the dislocated investment-grade universe. These investment-grade bonds offered compelling return opportunities with potentially lower default risk by having a more senior position in a firm’s debt structure.
     From a security selection perspective, our positions in Ford and Motors Liquidation Co. in the automotive industry contributed to Fund performance. We recently increased our exposure to these two companies on expectations of a sales recovery. In addition, recovery stories continued to be a key driver to performance for the year. Spansion Technology is an example of a company that filed for bankruptcy earlier in the year, but recovered significantly with the turn-around in the information technology sector and management’s focus on reducing expenses and improving working capital. We expected Spansion to provide a full recovery of both principal and interest.
     While the portfolio remained well-diversified across industries and issues, some of the Fund’s holdings experienced weaker performance. Indalex Holdings Finance was a detractor from Fund performance. The owner of the second-largest producer of soft aluminum extrusions in the U.S. sought bankruptcy protection from creditors, blaming collection efforts by Alcoa (not a Fund holding) and liquidity constraints. In addition, MagnaChip Semiconductor was also a detractor from performance. The company was simply beat by its competitors and harmed by the recession and lack of continued financing. In the case of both companies, we did not expect material future recoveries.
     As always, we appreciate your continued participation in AIM V.I. High Yield Fund.

1	Barclays Capital

2	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. High Yield Fund. Mr. Ehret joined Invesco Aim in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. High Yield Fund. He joined Invesco Aim in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
AIM V.I. High Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/98, Fund data from 5/1/98

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/1/98)	2.78%
10 Years	3.04
5 Years	5.51
1 Year	52.79

Series II Shares
10 Years	2.79%
5 Years	5.21
1 Year	52.06
Series II shares’ inception date is March 26, 2002. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 1, 1998. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.96% and 1.21%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.23% and 1.48%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. High Yield Fund

AIM V.I. High Yield Fund’s investment objective is a high level of current income.
▪	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
     Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
About indexes used in this report
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment-grade debt.
     The Lipper VUF High Current Yield Bond Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper High Current Yield Bond Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2009

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–92.30%
Advertising–0.32%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.25%, 01/01/13	$195,000	$195,000

Aerospace & Defense–0.41%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.75%, 04/01/16	60,000	59,700

BE Aerospace, Inc., Sr. Unsec. Unsub. Notes, 8.50%, 07/01/18	180,000	191,700

		251,400

Agricultural Products–0.18%
CCL Finance Ltd. (Cayman Islands), Sr. Unsec. Gtd. Notes, 9.50%, 08/15/14(b)	105,000	110,114

Airlines–3.56%
American Airlines Pass Through Trust–Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	70,000	78,662

Continental Airlines Inc., Pass Through Ctfs., 9.00%, 07/08/16	165,000	177,066

Sr. Unsec. Unsub. Notes, 8.75%, 12/01/11	185,000	179,450

Series 2000-1, Class C-1, Sec. Sub. Pass Through Ctfs., 8.50%, 05/01/11	39,186	37,423

Series 2000-2, Class B, Sec. Sub. Pass Through Ctfs., 8.31%, 04/02/18	135,344	123,840

Series 2001-1, Class B, Sec. Sub. Pass Through Ctfs., 7.37%, 12/15/15	111,276	98,479

Series A, Global Pass Through Ctfs., 7.25%, 11/10/19	40,000	41,075

Series B, Global Pass Through Ctfs., 9.25%, 05/10/17	50,000	50,906

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	45,000	47,025

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	321,032	311,401

Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	238,162	215,537

UAL Corp., Series 2000-2, Class A-2, Sec. Pass Through Ctfs., 7.19%, 04/01/11	11,520	11,534

Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19(b)	126,822	89,726

United Air Lines Inc., Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	200,000	207,125

Sec. Gtd., 12.00%, 01/15/16(b)	260,000	256,750

Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	235,000	250,422

		2,176,421

Alternative Carriers–2.24%
Intelsat Intermediate Holding Co. Ltd. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15(c)	560,000	578,200

Intelsat Jackson Holdings Ltd. (Bermuda), Sr. Unsec. Gtd. Global Notes, 11.25%, 06/15/16	315,000	341,775

Intelsat Subsidiary Holding Co. Ltd. (Bermuda), Sr. Unsec. Gtd. Global Notes, 8.50%, 01/15/13	170,000	174,250

Level 3 Financing Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.25%, 11/01/14	285,000	273,600

		1,367,825

Aluminum–1.41%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	265,630	251,020

Novelis Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.25%, 02/15/15	634,000	608,640

		859,660

Apparel Retail–1.17%
Collective Brands, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.25%, 08/01/13	450,000	460,125

Limited Brands Inc., Sr. Notes, 8.50%, 06/15/19(b)	140,000	151,550

Sr. Unsec. Notes, 5.25%, 11/01/14	105,000	100,800

		712,475

Apparel, Accessories & Luxury Goods–1.84%
American Achievement Corp., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 04/01/12(b)	205,000	206,025

Hanesbrands, Inc.–Series B, Sr. Unsec. Gtd. Floating Rate Global Notes, 3.83%, 12/15/14(d)	285,000	272,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Apparel, Accessories & Luxury Goods–(continued)

Levi Strauss & Co., Sr. Unsec. Unsub. Global Notes, 8.88%, 04/01/16	$225,000	$237,094

Perry Ellis International, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.88%, 09/15/13	325,000	325,000

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	82,500

		1,123,506

Auto Parts & Equipment–1.44%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	330,000	348,975

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 11/15/15	145,000	147,175

TRW Automotive Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.25%, 03/15/17(b)	345,000	336,375

Visteon Corp., Sr. Unsec. Unsub. Notes, 7.00%, 03/10/14(e)	180,000	47,250

		879,775

Automobile Manufacturers–1.46%
Ford Motor Co., Sr. Unsec. Conv. Notes, 4.25%, 11/15/16	165,000	208,354

Sr. Unsec. Unsub. Global Notes, 7.45%, 07/16/31	475,000	425,125

Motors Liquidation Co., Sr. Unsec. Unsub. Global Notes, 7.20%, 01/15/11(e)	445,000	116,813

Sr. Unsec. Unsub. Notes, 8.38%, 07/15/33(e)	525,000	144,375

		894,667

Broadcasting–0.77%
Belo Corp., Sr. Unsec. Unsub. Notes, 6.75%, 05/30/13	365,000	361,350

8.00%, 11/15/16	15,000	15,450

Clear Channel Worldwide Holdings Inc., Sr. Unsec. Gtd. Unsub. Notes, 9.25%, 12/15/17(b)	70,000	72,450

Sr. Unsec. Unsub. Gtd. Notes, 9.25%, 12/15/17(b)	20,000	20,550

		469,800

Building Products–3.24%
AMH Holdings Inc., Sr. Unsec. Global Notes Disc., 11.25%, 03/01/14	655,000	635,350

Building Materials Corp. of America, Sec. Gtd. Second Lien Global Notes, 7.75%, 08/01/14	415,000	412,925

Goodman Global Group Inc., Sr. Disc. Notes, 12.48%, 12/15/14(b)(f)	445,000	253,650

Nortek Inc., Sr. Sec. Global Notes, 11.00%, 12/01/13	215,955	228,912

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	285,000	286,425

Sr. Unsec. Gtd. Sub. Global Notes, 9.00%, 02/15/12	135,000	115,425

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	45,000	48,038

		1,980,725

Cable & Satellite–1.70%
Cablevision Systems Corp., Sr. Notes, 8.63%, 09/15/17(b)	135,000	141,244

CSC Holdings LLC, Sr. Unsec. Notes, 8.50%, 04/15/14(b)	115,000	122,906

8.63%, 02/15/19(b)	30,000	32,438

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	150,000	155,625

Virgin Media Finance PLC (United Kingdom) Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/14	50,000	51,687

Sr. Unsec. Gtd. Sub. Global Notes, 8.38%, 10/15/19	100,000	103,375

Series 1, Sr. Gtd. Global Bonds, 9.50%, 08/15/16	180,000	194,400

XM Satellite Radio Inc., Sr. Sec. Notes, 11.25%, 06/15/13(b)	220,000	235,950

		1,037,625

Casinos & Gaming–4.99%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	260,000	250,900

Harrah’s Operating Co. Inc., Sr. Sec. Notes, 11.25%, 06/01/17(b)	275,000	292,187

Sr. Unsec. Gtd. Unsub. Global Bonds, 5.63%, 06/01/15	265,000	159,000

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Global Notes, 9.38%, 02/15/10	65,000	65,000

MGM Mirage, Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	130,000	150,150

Sr. Sec. Notes, 10.38%, 05/15/14(b)	165,000	180,675

11.13%, 11/15/17(b)	165,000	183,975

Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	273,000	212,257

Sr. Unsec. Gtd. Unsub. Notes, 8.50%, 09/15/10	310,000	310,000

5.88%, 02/27/14	10,000	8,100

Pinnacle Entertainment, Inc., Sr. Notes, 8.63%, 08/01/17(b)	285,000	290,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Casinos & Gaming–(continued)

Scientific Games International Inc., Sr. Sub. Unsec. Notes, 9.25%, 06/15/19(b)	$45,000	$47,419

Seneca Gaming Corp., Sr. Unsec. Unsub. Global Notes, 7.25%, 05/01/12	160,000	156,800

Series B, Sr. Unsec. Global Notes, 7.25%, 05/01/12	95,000	93,100

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.68%, 02/01/14 (Acquired 05/04/09-11/09/09; Cost $133,544)(b)(d)	295,000	156,350

Sr. Sec. Notes, 9.13%, 02/01/15(b)	220,000	121,000

Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes, 9.00%, 11/15/15(b)	130,000	117,650

Wynn Las Vegas Capital LLC/Corp., Sec. First Mortgage Notes, 7.88%, 11/01/17(b)	130,000	132,275

Sr. Sec. Gtd. First Mortgage Global Notes, 6.63%, 12/01/14	65,000	63,294

6.63%, 12/01/14	60,000	58,425

		3,049,257

Commodity Chemicals–0.12%
Georgia Gulf Corp., Sr. Sec. Notes, 9.00%, 01/15/17(b)	50,000	50,750

Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/16	25,000	24,000

		74,750

Computer Storage & Peripherals–0.09%
Seagate Technology International, Sr. Sec. Gtd. Notes, 10.00%, 05/01/14(b)	50,000	55,625

Construction & Engineering–0.55%
MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	350,000	338,188

Construction Materials–0.85%
Texas Industries, Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.25%, 07/15/13	65,000	64,187

7.25%, 07/15/13	170,000	167,875

U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.38%, 04/01/14	475,000	287,375

		519,437

Construction, Farm Machinery & Heavy Trucks–1.57%
Case New Holland Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.75%, 09/01/13(b)	125,000	127,812

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	60,000	59,550

Navistar International Corp., Sr. Sub. Unsec. Conv. Notes, 3.00%, 10/15/14	175,000	183,033

Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	105,000	107,756

Terex Corp., Sr. Unsec. Global Notes, 10.88%, 06/01/16	95,000	106,400

Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/15/14	95,000	96,425

Titan International, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 01/15/12	285,000	280,725

		961,701

Consumer Finance–4.01%
Capital One Capital VI, Jr. Sub. Gtd. Bonds, 8.88%, 05/15/40	150,000	160,489

Ford Motor Credit Co. LLC, Sr. Unsec. Unsub. Global Notes, 7.50%, 08/01/12	140,000	141,750

7.00%, 10/01/13	325,000	327,437

Sr. Unsec. Unsub. Notes, 9.88%, 08/10/11	120,000	126,000

8.70%, 10/01/14	390,000	409,500

GMAC Inc., Sr. Unsec. Gtd. Notes, 6.75%, 12/01/14(b)	294,000	285,180

8.00%, 11/01/31(b)	266,000	244,720

Sr. Unsec. Gtd. Unsub. Notes, 6.88%, 09/15/11(b)	25,000	24,938

Sr. Unsec. Unsub. Global Notes, 6.88%, 09/15/11	620,000	616,900

National Money Mart Co., Sr. Gtd. Notes, 10.38%, 12/15/16(b)	110,000	112,750

		2,449,664

Data Processing & Outsourced Services–1.62%
First Data Corp., Sr. Unsec. Gtd. Global Notes, 9.88%, 09/24/15	375,000	349,687

Sr. Unsec. Gtd. Unsub. Global Notes, 9.88%, 09/24/15	155,000	144,538

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 9.13%, 08/15/13	386,000	398,545

Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	90,000	96,300

		989,070

Department Stores–0.37%
Macy’s Retail Holdings Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	220,000	226,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Distillers & Vintners–0.18%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	$110,000	$111,650

Diversified Banks–1.56%
BAC Capital Trust VI, Jr. Unsec. Gtd. Sub. Capital Securities Notes, 5.63%, 03/08/35	185,000	148,914

BankAmerica Capital II–Series 2, Jr. Unsec. Gtd. Sub. Trust Pfd. Capital Securities, 8.00%, 12/15/26	120,000	118,200

Citigroup Inc., Sr. Unsec. Notes, 8.13%, 07/15/39	50,000	57,332

Halyk Savings Bank of Kazakhstan (Netherlands), Unsec. Gtd. Unsub. Notes, 7.25%, 05/03/17(b)	100,000	91,082

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	200,000	204,114

Northern Rock Asset Management PLC (United Kingdom), Sub. Unsec. Yankee Notes, 5.60%, 04/29/49(b)(g)	125,000	17,500

Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.40%, 10/21/19	100,000	99,412

VTB Capital S.A. (Luxembourg), Sr. Sec. Putable Notes, 6.88%, 05/29/18(b)	220,000	219,475

		956,029

Diversified Metals & Mining–1.65%
FMG Finance Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 10.63%, 09/01/16(b)	370,000	411,162

Teck Resources Ltd. (Canada), Sr. Sec. Global Notes, 10.75%, 05/15/19	230,000	274,563

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Unsub. Notes, 9.50%, 07/18/18(b)	320,000	324,862

		1,010,587

Diversified Support Services–1.45%
Education Management LLC/ Education Management Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/14	105,000	108,412

Mobile Mini, Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 08/01/14	60,000	62,700

Travelport LLC, Sr. Unsec. Gtd. Sub. Global Notes, 11.88%, 09/01/16	190,000	203,300

Sr. Unsec. Gtd. Unsub. Global Notes, 9.88%, 09/01/14	485,000	509,250

		883,662

Drug Retail–0.93%
General Nutrition Centers Inc., Sr. Unsec. Unsub. Gtd. PIK Floating Rate Global Notes, 5.18%, 03/15/14(d)	275,000	255,750

Rite Aid Corp., Sr. Sec. Gtd. Notes, 10.38%, 07/15/16	190,000	204,250

Sr. Sec. Unsub. Global Notes, 9.75%, 06/12/16	100,000	109,375

		569,375

Electric Utilities–0.67%
Elwood Energy LLC, Sr. Sec. Global Notes, 8.16%, 07/05/26	134,276	124,541

LSP Energy L.P./LSP Batesville Funding Corp., Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14	110,826	98,397

Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	275,000	185,625

		408,563

Electronic Manufacturing Services–0.06%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	35,000	37,013

Food Retail–0.73%
American Stores Co., Sr. Unsec. Bonds, 8.00%, 06/01/26	285,000	260,775

New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	205,000	188,344

		449,119

Forest Products–0.08%
Weyerhaeuser Co., Sr. Unsec. Unsub. Deb., 6.88%, 12/15/33	55,000	49,331

Gas Utilities–0.32%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Unsec. Global Notes, 6.75%, 05/01/14	200,000	197,500

General Merchandise Stores–0.21%
Susser Holdings LLC & Susser Finance Corp., Sr. Unsec. Gtd. Global Notes, 10.63%, 12/15/13	125,000	130,781

Health Care Equipment–0.45%
DJO Finance LLC/DJO Finance Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	260,000	274,625

Health Care Facilities–3.77%
Community Health Systems Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 8.88%, 07/15/15	405,000	420,694

HCA, Inc., Sec. Gtd. Global Notes, 9.13%, 11/15/14	240,000	254,700

9.25%, 11/15/16	220,000	238,150

Sr. Sec. Gtd. Notes, 7.88%, 02/15/20(b)	345,000	361,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Health Care Facilities–(continued)

HCA, Inc.,–(continued)
Sr. Sec. Gtd. PIK Global Notes, 9.63%, 11/15/16	$100,000	$109,000

Sr. Sec. Notes, 9.88%, 02/15/17(b)	130,000	143,975

8.50%, 04/15/19(b)	120,000	130,050

Sr. Unsec. Global Notes, 6.38%, 01/15/15	55,000	52,525

Sr. Unsec. Unsub. Notes, 7.19%, 11/15/15	130,000	121,550

Healthsouth Corp., Sr. Unsec. Unsub. Gtd. Notes, 8.13%, 02/15/20	90,000	89,325

Tenet Healthcare Corp., Sr. Unsec. Notes, 7.38%, 02/01/13	380,000	382,850

		2,304,206

Health Care Services–1.42%
Multiplan Inc., Sr. Unsec. Sub. Notes, 10.38%, 04/15/16(b)	285,000	279,300

Universal Hospital Services Inc., Sr. Sec. PIK Sub. Global Notes, 8.50%, 06/01/15	190,000	188,100

US Oncology Inc., Sr. Sec. Gtd. Global Notes, 9.13%, 08/15/17	145,000	152,975

Viant Holdings Inc., Sr. Unsec. Gtd. Sub. Notes, 10.13%, 07/15/17(b)	247,000	245,765

		866,140

Health Care Supplies–0.23%
Inverness Medical Innovations Inc., Sr. Sub. Unsec. Gtd. Notes, 9.00%, 05/15/16	135,000	139,050

Homebuilding–0.19%
TOUSA, Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/10(e)	60,000	31,200

9.00%, 07/01/10(e)	163,000	84,760

		115,960

Hotels, Resorts & Cruise Lines–0.96%
Royal Caribbean Cruises Ltd., Sr. Unsec. Unsub. Global Notes, 6.88%, 12/01/13	160,000	156,800

Sr. Unsec. Unsub. Yankee Notes, 7.25%, 03/15/18	160,000	149,600

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Unsub. Notes, 7.88%, 10/15/14	105,000	112,532

7.15%, 12/01/19	165,000	165,825

		584,757

Housewares & Specialties–0.43%
Yankee Acquisition Corp.–Series B, Sr. Gtd. Global Notes, 8.50%, 02/15/15	260,000	260,000

Independent Power Producers & Energy Traders–2.24%
AES Corp. (The), Sr. Unsec. Notes, 9.75%, 04/15/16(b)	150,000	165,000

Sr. Unsec. Unsub. Global Notes, 8.00%, 10/15/17	65,000	66,950

AES Red Oak LLC–Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	301,150	301,903

Dynegy Holdings Inc., Sr. Unsec. Global Notes, 8.38%, 05/01/16	325,000	310,375

Intergen N.V. (Netherlands), Sr. Sec. Gtd. Bonds, 9.00%, 06/30/17(b)	50,000	52,625

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	190,000	190,950

Sr. Unsec. Gtd. Unsub. Notes, 7.38%, 01/15/17	155,000	156,162

Sr. Unsec. Unsub. Gtd. Notes, 7.25%, 02/01/14	120,000	122,100

		1,366,065

Industrial Conglomerates–0.31%
Aleris International Inc., Sr. Unsec. Gtd. PIK Global Notes, 9.00%, 12/15/14(e)	215,000	1,075

Indalex Holding Corp.–Series B, Sr. Sec. Gtd. Global Notes, 11.50%, 02/01/14(e)	230,000	2,300

RBS Global Inc./Rexnord LLC, Sr. Unsec. Gtd. Unsub. Global Notes, 9.50%, 08/01/14	185,000	185,925

		189,300

Industrial Machinery–0.10%
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 8.88%, 11/01/13	63,000	63,945

Integrated Oil & Gas–0.19%
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Unsub. Gtd. Notes, 7.25%, 11/05/19(b)	115,000	115,271

Integrated Telecommunication Services–1.64%
Frontier Communications Corp., Sr. Unsec Notes, 6.25%, 01/15/13	8,000	8,040

Sr. Unsec. Global Notes, 7.88%, 01/15/27	340,000	314,500

Hawaiian Telcom Communications Inc.–Series B, Sr. Unsec. Gtd. Unsub. Global Notes, 9.75%, 05/01/13(e)	360,000	9,900

Nordic Telephone Co. Holdings (Denmark), Sr. Sec. Bonds, 8.88%, 05/01/16(b)	240,000	256,200

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 8.00%, 10/01/15(b)	85,000	87,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Integrated Telecommunication Services–(continued)

Qwest Corp., Sr. Unsec. Unsub. Global Notes, 8.38%, 05/01/16	$60,000	$64,331

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	240,000	264,000

		1,004,946

Investment Banking & Brokerage–1.26%
E*Trade Financial Corp., Sr. Unsec. Unsub. Global Notes, 7.38%, 09/15/13	95,000	89,775

Sr. Unsec. Unsub. Notes, 7.88%, 12/01/15	265,000	247,775

Merrill Lynch & Co. Inc., Unsec. Sub. Global Notes, 6.11%, 01/29/37	470,000	432,693

		770,243

Leisure Facilities–0.34%
Speedway Motorsports Inc., Sr. Unsec. Unsub. Gtd. Global Notes, 8.75%, 06/01/16	55,000	58,163

Universal City Development Partners Ltd., Sr. Notes, 8.88%, 11/15/15(b)	125,000	123,125

Sr. Sub. Notes, 10.88%, 11/15/16(b)	25,000	25,625

		206,913

Life & Health Insurance–1.45%
MetLife Inc., Jr. Sub. Global Notes, 10.75%, 08/01/39	210,000	261,069

New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39(b)	175,000	178,651

Pacific Life Insurance Co., Sub. Notes, 9.25%, 06/15/39(b)	105,000	121,959

Protective Life Corp., Sr. Unsec. Notes, 7.38%, 10/15/19	320,000	322,289

		883,968

Marine Ports & Services–0.17%
Novorossiysk Port Capital S.A. (Luxembourg), Sec. Loan Participation Euro Notes, 7.00%, 05/17/12	100,000	102,750

Movies & Entertainment–0.98%
AMC Entertainment Inc., Sr. Unsec. Global Notes, 8.75%, 06/01/19	35,000	35,744

Sr. Unsec. Sub. Gtd. Global Notes, 8.00%, 03/01/14	375,000	359,062

Cinemark USA Inc., Sr. Gtd. Notes, 8.63%, 06/15/19(b)	95,000	99,037

Marquee Holdings Inc., Sr. Unsec. Disc. Global Notes, 12.00%, 08/15/14(c)	125,000	104,219

		598,062

Multi-Line Insurance–1.43%
Hartford Financial Services Group Inc. (The), Sr. Unsec. Global Notes, 5.95%, 10/15/36	90,000	74,648

Liberty Mutual Group Inc., Sr. Unsec. Bonds, 7.50%, 08/15/36(b)	95,000	87,591

Sr. Unsec. Notes, 6.70%, 08/15/16(b)	70,000	68,607

Liberty Mutual Insurance Co., Unsec. Sub. Notes, 8.50%, 05/15/25(b)	235,000	236,627

Nationwide Mutual Insurance Co., Notes, 9.38%, 08/15/39(b)	385,000	404,790

		872,263

Multi-Sector Holdings–0.31%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.50%, 11/01/13	195,000	190,856

Office Services & Supplies–0.20%
ACCO Brands Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 08/15/15	130,000	121,225

Oil & Gas Equipment & Services–0.26%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	160,000	160,000

Oil & Gas Exploration & Production–6.23%
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/01/15	155,000	137,175

8.88%, 02/01/17	305,000	269,162

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 06/15/15	254,000	250,190

6.88%, 11/15/20	100,000	97,000

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	225,000	228,094

Concho Resources Inc., Sr. Unsec. Gtd. Notes, 8.63%, 10/01/17	25,000	26,313

Continental Resources Inc., Sr. Unsec. Unsub. Notes, 8.25%, 10/01/19(b)	50,000	52,688

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	575,000	412,562

Denbury Resources Inc., Sr. Gtd. Sub. Notes, 9.75%, 03/01/16	175,000	187,687

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	45,000	47,531

Sr. Unsec. Gtd. Sub. Global Notes, 6.00%, 07/15/15	295,000	295,553

Gaz Capital S.A. (Luxembourg), Sr. Unsec. Unsub. Notes, 8.15%, 04/11/18(b)	250,000	264,140

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	265,000	272,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	$40,000	$40,500

OPTI Canada Inc. (Canada), Sr. Sec. Notes, 9.00%, 12/15/12(b)	60,000	61,500

Pioneer Natural Resources Co., Sr. Unsec. Notes, 7.50%, 01/15/20	150,000	151,125

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.75%, 06/15/15	250,000	256,250

7.63%, 06/01/18	185,000	185,000

Sr. Unsec. Gtd. Unsub. Notes, 8.63%, 10/15/19	100,000	103,125

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	80,000	82,400

7.50%, 10/01/17	315,000	326,025

Southwestern Energy Co., Sr. Gtd. Global Notes, 7.50%, 02/01/18	55,000	58,713

		3,805,352

Oil & Gas Refining & Marketing–0.63%
Tesoro Corp., Sr. Unsec. Gtd. Unsub. Global Bonds, 6.50%, 06/01/17	95,000	88,825

United Refining Co.–Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	315,000	298,463

		387,288

Oil & Gas Storage & Transportation–1.96%
Copano Energy LLC/ Capano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	200,000	204,000

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/15	135,000	139,387

8.25%, 03/01/16	85,000	86,913

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.–Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	370,000	382,487

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/15/13	255,000	265,200

Williams Partners L.P./Williams Partners Finance Corp., Sr. Unsec. Global Notes, 7.25%, 02/01/17	115,000	117,300

		1,195,287

Other Diversified Financial Services–0.87%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	220,000	221,412

CenterCredit International B.V. (Netherlands), Unsec. Gtd. Unsub. Bonds, 8.63%, 01/30/14(b)	100,000	92,887

Countrywide Capital III–Series B, Jr. Unsec. Gtd. Sub. Capital Securities, 8.05%, 06/15/27	225,000	217,125

		531,424

Packaged Foods & Meats–0.94%
Chiquita Brands International, Inc., Sr. Unsec. Unsub. Global Notes, 7.50%, 11/01/14	60,000	60,225

8.88%, 12/01/15	60,000	61,425

Del Monte Corp., Sr. Sub. Notes, 7.50%, 10/15/19(b)	30,000	30,975

Dole Food Co. Inc., Sr. Sec. Notes, 13.88%, 03/15/14(b)	62,000	74,245

8.00%, 10/01/16(b)	60,000	61,650

Tyson Foods Inc., Sr. Unsec. Unsub. Global Notes, 10.50%, 03/01/14	250,000	288,125

		576,645

Paper Packaging–0.54%
Cascades Inc. (Canada), Sr. Gtd. Notes, 7.88%, 01/15/20(b)	85,000	86,487

Graham Packaging Co. L.P./GPC Capital Corp. I, Sr. Unsec. Gtd. Sub. Global Notes, 9.88%, 10/15/14	130,000	132,925

Sr. Gtd. Notes, 8.25%, 01/01/17(b)	90,000	88,875

Sealed Air Corp., Sr. Notes, 7.88%, 06/15/17(b)	20,000	21,369

		329,656

Paper Products–2.91%
Abitibi-Consolidated Co. of Canada (Canada), Sr. Sec. Gtd. Notes, 13.75%, 04/01/11(b)(e)	178,244	182,700

Domtar Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/01/13	125,000	121,875

Exopack Holding Corp., Sr. Unsec. Gtd. Global Notes, 11.25%, 02/01/14	210,000	214,725

Georgia-Pacific LLC, Sr. Unsec. Gtd. Notes, 7.00%, 01/15/15(b)	90,000	91,575

Mercer International Inc., Sr. Unsec. Global Notes, 9.25%, 02/15/13	537,000	441,682

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	179,000	164,233

PE Paper Escrow GmbH (Austria), Sr. Sec. Notes, 12.00%, 08/01/14(b)	100,000	108,304

Verso Paper Holdings LLC/Verso Paper Inc., Series B, Sr. Sec. Gtd. Global Notes, 9.13%, 08/01/14	175,000	168,875

Sr. Unsec. Gtd. Sub. Global Notes, 11.38%, 08/01/16	350,000	283,500

		1,777,469

Personal Products–0.43%
NBTY, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/01/15	259,000	260,943

Pharmaceuticals–0.16%
Elan Finance Corp./PLC, Sr. Gtd. Notes, 8.75%, 10/15/16(b)	105,000	100,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Property & Casualty Insurance–0.53%
Crum & Forster Holdings Corp., Sr. Unsec. Unsub. Global Notes, 7.75%, 05/01/17	$335,000	$322,019

Publishing–2.07%
Dex Media Inc., Sr. Unsec. Disc. Global Notes, 9.00%, 11/15/13(e)	318,000	84,270

Gannett Co. Inc., Sr. Unsec. Gtd. Notes, 8.75%, 11/15/14(b)	90,000	93,487

Sr. Unsec. Gtd. Unsub. Notes, 9.38%, 11/15/17(b)	45,000	46,688

MediMedia USA Inc., Sr. Sub. Notes, 11.38%, 11/15/14(b)	30,000	25,538

Nielsen Finance LLC/Co., Sr. Global Notes, 11.63%, 02/01/14	85,000	95,944

Sr. Unsec. Gtd. Global Notes, 11.50%, 05/01/16	125,000	140,312

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(c)	845,000	775,287

Reader’s Digest Association Inc. (The), Sr. Unsec. Gtd. Sub. Global Notes, 9.00%, 02/15/17(e)	210,000	3,150

		1,264,676

Regional Banks–0.43%
Zions Bancorporation, Sr. Unsec. Notes, 7.75%, 09/23/14	300,000	265,313

Restaurants–0.42%
Arcos Dorados B.V. (Argentina), Sr. Unsec. Gtd. Notes, 7.50%, 10/01/19(b)	265,000	255,143

Semiconductor Equipment–0.03%
Amkor Technology Inc., Sr. Unsec. Gtd. Notes, 9.25%, 06/01/16	20,000	21,300

Semiconductors–2.97%
Avago Technologies Finance Pte./Avago Technologies U.S./ Avago Technologies Wireless (Singapore), Sr. Unsec. Gtd. Sub. Global Notes, 11.88%, 12/01/15	120,000	132,900

Freescale Semiconductor Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 12/15/14	425,000	397,375

MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (South Korea), Sr. Sec. Gtd. Global Notes, 6.88%, 12/15/11(e)	360,000	8,100

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	309,000	281,190

Spansion Inc., Sr. Sec. Floating Rate Notes, 3.79%, 06/01/13(b)(d)(e)	440,000	447,700

Viasystems Inc., Sr. Unsec. Gtd. Global Notes, 10.50%, 01/15/11	545,000	545,000

		1,812,265

Specialty Chemicals–1.65%
Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 11/15/14	305,000	302,712

7.38%, 01/01/15	205,000	199,875

NewMarket Corp., Sr. Unsec. Gtd. Unsub. Global Notes, 7.13%, 12/15/16	150,000	147,188

PolyOne Corp., Sr. Unsec. Notes, 8.88%, 05/01/12	65,000	67,519

Polypore Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.75%, 05/15/12	290,000	289,275

		1,006,569

Specialty Stores–1.26%
Michaels Stores, Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 10.00%, 11/01/14	340,000	355,300

Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/15/14	395,000	413,269

		768,569

Steel–0.84%
Metals USA, Inc., Sr. Sec. Gtd. Global Notes, 11.13%, 12/01/15	185,000	187,775

Steel Dynamics Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.38%, 11/01/12	185,000	191,937

Sr. Unsec. Unsub. Global Notes, 7.75%, 04/15/16	130,000	136,175

		515,887

Textiles–0.36%
Invista, Sr. Unsec. Unsub. Notes, 9.25%, 05/01/12(b)	215,000	219,300

Thrifts & Mortgage Finance–0.03%
Northern Rock Asset Management PLC (United Kingdom), Sub. Unsec. Notes, 6.59%(b)(e)(g)	120,000	16,800

Tires & Rubber–1.50%
Cooper Tire & Rubber Co., Sr. Unsec. Unsub. Notes, 8.00%, 12/15/19	245,000	238,875

7.63%, 03/15/27	370,000	321,900

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Unsub. Global Notes, 9.00%, 07/01/15	340,000	355,300

		916,075

Trading Companies & Distributors–0.97%
Ashtead Capital Inc., Sr. Sec. Gtd. Notes, 9.00%, 08/15/16(b)	150,000	151,875

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	230,000	232,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount		Value

Trading Companies & Distributors–(continued)

United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 02/15/12		$185,000	$185,462

Sr. Unsec. Gtd. Sub. Global Notes, 7.75%, 11/15/13		25,000	23,750

			593,962

Trucking–0.56%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 8.88%, 01/01/14		335,000	344,213

Wireless Telecommunication Services–3.93%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		50,000	51,250

12.00%, 12/01/15(b)		135,000	138,375

Cricket Communications, Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 10.00%, 07/15/15		70,000	71,313

Crown Castle International Corp., Sr. Unsec. Notes, 9.00%, 01/15/15		175,000	186,812

Digicel Group Ltd., (Bermuda) Sr. Notes, 8.25%, 09/01/17(b)		155,000	150,866

Sr. Unsec. Notes, 12.00%, 04/01/14(b)		110,000	123,887

8.88%, 01/15/15(b)		145,000	142,644

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14		95,000	96,306

9.25%, 11/01/14		100,000	101,375

SBA Telecommunications Inc., Sr. Gtd. Notes, 8.00%, 08/15/16(b)		40,000	42,000

8.25%, 08/15/19(b)		125,000	132,344

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 03/15/12		145,000	150,619

Sr. Unsec. Gtd. Unsub. Global Notes, 6.88%, 11/15/28		550,000	462,000

Sprint Nextel Corp., Sr. Unsec. Unsub. Notes, 8.38%, 08/15/17		110,000	112,475

VIP Finance Ireland Ltd. for OJSC Vimpel Communications, (Ireland) Sec. Loan Participation Notes, 8.38%, 04/30/13(b)		115,000	121,431

9.13%, 04/30/18(b)		300,000	318,248

			2,401,945

Total U.S. Dollar Denominated Bonds & Notes (Cost $53,315,316)			56,406,065

Non-U.S. Dollar Denominated Bonds & Notes–4.60%(h)
Bermuda–0.26%
Central European Media Enterprises Ltd., Sr. Notes, 11.63%, 09/15/16(b)	EUR	115,000	159,694

Croatia–0.31%
Agrokor, Sr. Unsec. Euro Medium-Term Notes, 10.00%, 12/07/16	EUR	130,000	188,760

France–0.47%
Tereos Europe, Sr. Gtd. Bonds, 6.38%, 04/15/14(b)	EUR	215,000	284,709

Germany–0.37%
Unitymedia Hessen GmbH & Co. KG, Sr. Sec. Gtd. Euro Floating Rate Notes, 3.60%, 04/15/13(b)(d)	EUR	160,000	227,910

Greece–0.27%
Yioula Glassworks S.A., Sr. Unsec. Gtd. Notes, 9.00%, 12/01/15(b)	EUR	200,000	163,202

Luxembourg–0.81%
Hellas Telecommunications, Sr. Sec. Gtd. Floating Rate Bonds, 4.24%, 10/15/12(b)(d)	EUR	300,000	356,467

Lecta S.A., Sr. Sec. Gtd. Floating Rate Notes, 3.34%, 02/15/14(b)(d)	EUR	120,000	139,151

			495,618

Netherlands–0.61%
Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.47%, 05/01/15(b)(d)	EUR	340,000	369,924

Spain–0.23%
Campofrio Food S.A.-REGS, Sr. Euro Notes, 8.25%, 10/31/16	EUR	100,000	142,231

Trinidad–0.21%
Royal Caribbean Cruises Ltd., Sr. Unsec. Unsub. Bonds, 5.63%, 01/27/14(b)	EUR	100,000	128,486

United Kingdom–0.48%
Cable & Wireless PLC, Sr. Unsec. Unsub. Euro Bonds, 8.75%, 08/06/12	GBP	90,000	157,790

Infinis PLC, Sr. Euro Notes, 9.13%, 12/15/14	GBP	80,000	134,032

			291,822

United States–0.58%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/01/14	EUR	100,000	139,580

Levi Strauss & Co., Sr. Unsec. Unsub. Global Notes, 8.63%, 04/01/13	EUR	150,000	216,887

			356,467

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,576,018)			2,808,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

	Principal
	Amount	Value

Bundled Security–0.63%
Investment Banking & Brokerage–0.63%
Targeted Return Index Securities Trust Series HY 2006-1, Sec. Variable Rate Bonds, (Acquired 08/15/08; Cost $368,550) (Cost $371,469)(b)(d)	$390,000	$382,699

	Shares
Preferred Stocks–0.55%
Diversified Banks–0.21%
GMAC Inc.(b)	195	128,542

Packaged Foods & Meats–0.34%
Heinz (H.J.) Finance Co.–Series B, 8.00%–Pfd.(b)	2	208,000

Total Preferred Stocks (Cost $259,967)		336,542

Common Stocks & Other Equity Interests–0.18%(a)
Broadcasting–0.17%
Adelphia Communications Corp., 10.88%, 10/01/10(i)(j)	—	6,560

Adelphia Recovery Trust–Series ACC-1(i)(j)	318,570	10,194

Adelphia Recovery Trust–Series ARAHOVA(i)(j)	109,170	19,651

Sirius XM Radio Inc.–Wts., expiring 03/15/10(j)(k)	182	45

Virgin Media Inc.	4,129	69,491

		105,941

Building Products–0.01%
Nortek, Inc.(j)	215	7,525

Integrated Telecommunication Services–0.00%
XO Holdings Inc.(j)	33	19

XO Holdings Inc.–Series A–Wts., expiring 01/16/10(k)	1,533	1

XO Holdings Inc.–Series B–Wts., expiring 01/16/10(k)	1,148	12

XO Holdings Inc.–Series C–Wts., expiring 01/16/10(k)	1,148	0

		32

Total Common Stocks & Other Equity Interests (Cost $196,196)		113,498

	Principal
	Amount
Senior Secured Floating Rate Interest Loans–0.12%
Airlines–0.12%
Evergreen International Aviation, Inc., Sr. Gtd. Floating Rate First Lien Term Loan (Cost $95,862)(d)	$95,862	76,450

TOTAL INVESTMENTS–98.38% (Cost $56,814,828)		60,124,077

OTHER ASSETS LESS LIABILITIES–1.62%		989,249

NET ASSETS–100.00%		$61,113,326

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $16,226,280, which represented 26.55% of the Fund’s Net Assets.
(c)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2009.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2009 was $1,180,393, which represented 1.93% of the Fund’s Net Assets.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	Perpetual bond with no specified maturity date.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security.
(k)	Non-income producing security acquired as part of a unit with or in exchange for other securities or acquired through a corporate action.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $56,814,828)	$60,124,077

Foreign currencies, at value (Cost $133,975)	133,272

Receivables for:
Fund shares sold	117,332

Interest	1,322,667

Fund expenses absorbed	6,952

Foreign currency contracts outstanding	72,054

Investment for trustee deferred compensation and retirement plans	27,499

Total assets	61,803,853

Liabilities:
Payables for:
Investments purchased	356,473

Credit default swap agreements close-out	239

Fund shares reacquired	27,931

Amount due custodian	199,149

Accrued fees to affiliates	37,731

Accrued other operating expenses	35,926

Trustee deferred compensation and retirement plans	33,078

Total liabilities	690,527

Net assets applicable to shares outstanding	$61,113,326

Net assets consist of:
Shares of beneficial interest	$68,385,569

Undistributed net investment income	5,286,704

Undistributed net realized gain (loss)	(15,938,672)

Unrealized appreciation	3,379,725

$61,113,326

Net Assets:
Series I	$60,649,161

Series II	$464,165

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	11,616,750

Series II	88,958

Series I:
Net asset value per share	$5.22

Series II:
Net asset value per share	$5.22

Statement of Operations

For the year ended December 31, 2009

Investment income:
Interest	$5,629,443

Dividends	51,873

Dividends from affiliated money market funds (includes securities lending income of $58,333)	73,888

Total investment income	5,755,204

Expenses:
Advisory fees	320,199

Administrative services fees	173,563

Custodian fees	17,541

Distribution fees — Series II	1,085

Transfer agent fees	13,482

Trustees’ and officers’ fees and benefits	21,386

Professional services fees	48,819

Other	27,695

Total expenses	623,770

Less: Fees waived	(139,029)

Net expenses	484,741

Net investment income	5,270,463

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	46,857

Foreign currencies	37,263

Foreign currency contracts	(96,404)

Swap agreements	(4,540)

(16,824)

Change in net unrealized appreciation (depreciation) of:
Investment securities	17,009,735

Foreign currencies	(1,578)

Foreign currency contracts	72,054

Swap agreements	12

17,080,223

Net realized and unrealized gain	17,063,399

Net increase in net assets resulting from operations	$22,333,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$5,270,463	$4,361,948

Net realized gain (loss)	(16,824)	(5,201,273)

Change in net unrealized appreciation (depreciation)	17,080,223	(11,459,373)

Net increase (decrease) in net assets resulting from operations	22,333,862	(12,298,698)

Distributions to shareholders from net investment income:
Series I	(4,425,953)	(4,318,865)

Series II	(35,151)	(48,535)

Total distributions from net investment income	(4,461,104)	(4,367,400)

Share transactions-net:
Series I	3,004,710	5,152,523

Series II	(55,854)	(85,487)

Net increase in net assets resulting from share transactions	2,948,856	5,067,036

Net increase (decrease) in net assets	20,821,614	(11,599,062)

Net assets:
Beginning of year	40,291,712	51,890,774

End of year (includes undistributed net investment income of $5,286,704 and $4,413,973, respectively)	$61,113,326	$40,291,712

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is a high level of current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

AIM V.I. High Yield Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

AIM V.I. High Yield Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds

AIM V.I. High Yield Fund

issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 0.95% and Series II shares to 1.20% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $139,029.

AIM V.I. High Yield Fund

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $123,563 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$107,067	$336,541	$6,560	$450,168

Corporate Debt Securities	—	59,673,909	—	59,673,909

				60,124,077

Other Investments*	—	72,054	—	72,054

Total Investments	$107,067	$60,082,504	$6,560	$60,196,131

*	Other Investments include foreign currency contracts, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

AIM V.I. High Yield Fund

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk
Credit Default Swaps(a)	$—	$(239)

Currency risk
Foreign Currency Contracts(b)	72,884	(830)

	$72,884	$(1,069)

(a)	Value is disclosed on the Statement of Assets and Liabilities under Credit default swap agreements close-out. Contracts were closed upon the declaration of bankruptcy by Lehman Brothers Holdings, Inc. on September 15, 2008.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Swap	Foreign Currency
	Agreements*	Contracts*

Realized Gain (Loss)
Credit risk	$(4,540)	$—

Currency risk	—	(96,404)

Change in Unrealized Appreciation (Depreciation)
Credit risk	12	—

Currency risk	—	72,504

Total	$(4,528)	$(23,900)

*	The average value of swap agreements and foreign currency contracts outstanding during the period were $167,917 and $756,312, respectively.

Open Foreign Currency Contracts
						Unrealized
Settlement	Contract to					Appreciation
Date	Deliver		Receive		Value	(Depreciation)

2/12/10	EUR	645,000	USD	963,478	$923,321	$40,157

2/12/10	EUR	364,000	USD	545,334	521,068	24,266

2/12/10	EUR	198,000	USD	291,899	283,438	8,461

2/12/10	EUR	192,800	USD	275,164	275,994	(830)

Total open foreign currency contracts						$72,054

Currency Abbreviations:
EUR — Euro
USD — U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,871 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the

AIM V.I. High Yield Fund

account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$4,461,104	$4,367,400

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$5,320,999

Net unrealized appreciation — investments	2,711,475

Net unrealized appreciation (depreciation) — other investments	(1,577)

Temporary book/tax differences	(34,295)

Capital loss carryforward	(15,268,845)

Shares of beneficial interest	68,385,569

Total net assets	$61,113,326

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the realization for tax purposes of unrealized gains on certain foreign currency contracts.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$10,225,025

December 31, 2016	3,209,402

December 31, 2017	1,834,418

Total capital loss carryforward	$15,268,845

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $71,422,065 and $60,583,182, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,530,655

Aggregate unrealized (depreciation) of investment securities	(2,819,180)

Net unrealized appreciation of investment securities	$2,711,475

Cost of investments for tax purposes is $57,412,602.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, defaulted bonds and swap agreements, on December 31, 2009, undistributed net investment income was increased by $63,372 and undistributed net realized gain (loss) was decreased by $63,372. This reclassification had no effect on the net assets of the Fund.

AIM V.I. High Yield Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	9,049,093	$37,158,640	6,943,158	$35,095,084

Series II	49	222	20,816	115,600

Issued as reinvestment of dividends:
Series I	862,759	4,425,953	1,251,845	4,318,865

Series II	6,852	35,151	14,068	48,535

Reacquired:
Series I	(9,123,929)	(38,579,883)	(6,290,819)	(34,261,426)

Series II	(19,361)	(91,227)	(49,870)	(249,622)

Net increase (decrease) in share activity	775,463	$2,948,856	1,889,198	$5,067,036

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$3.69	$0.47	$1.47	$1.94	$(0.41)	$5.22	52.79%	$60,649	0.95	%(d)	1.22	%(d)	10.29	%(d)	125%
Year ended 12/31/08	5.74	0.49	(2.00)	(1.51)	(0.54)	3.69	(25.69)	39,918	0.95		1.22		9.19		85
Year ended 12/31/07	6.12	0.46	(0.38)	0.08	(0.46)	5.74	1.24	51,225	0.96		1.15		7.42		113
Year ended 12/31/06	6.03	0.45	0.19	0.64	(0.55)	6.12	10.74	58,336	0.96		1.18		7.22		135
Year ended 12/31/05	6.45	0.43	(0.26)	0.17	(0.59)	6.03	2.72	54,731	1.01		1.16		6.58		69

Series II
Year ended 12/31/09	3.68	0.46	1.48	1.94	(0.40)	5.22	52.77	464	1.20	(d)	1.47	(d)	10.04	(d)	125
Year ended 12/31/08	5.72	0.47	(1.99)	(1.52)	(0.52)	3.68	(26.00)	374	1.20		1.47		8.94		85
Year ended 12/31/07	6.09	0.44	(0.38)	0.06	(0.43)	5.72	1.01	666	1.21		1.40		7.17		113
Year ended 12/31/06	6.00	0.43	0.19	0.62	(0.53)	6.09	10.41	919	1.21		1.43		6.97		135
Year ended 12/31/05	6.43	0.41	(0.26)	0.15	(0.58)	6.00	2.43	1,556	1.22		1.41		6.37		69

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $50,798 and $434 for Series I and Series II, respectively.

AIM V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,215.00	$5.30	$1,020.42	$4.83	0.95%

Series II	1,000.00	1,211.90	6.69	1,019.16	6.10	1.20

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. High Yield Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. International Growth Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, shares of AIM V.I. International Growth Fund, excluding variable product issuer charges, delivered double- digit gains, outperforming both its style-specific index, the MSCI EAFE Growth Index, and its broad market index, the MSCI EAFE Index.
     Versus the MSCI EAFE Growth Index, stock selection in the health care, information technology (IT) and financials sectors was the key driver of outperformance while the Fund’s underweight position in the materials sector was the largest detractor. The Fund’s higher-than-average cash exposure detracted from relative results versus both the MSCI EAFE Index and the MSCI EAFE Growth Index.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	35.24%
Series II Shares	34.91
MSCI EAFE Index▼ (Broad Market Index)	31.78
MSCI EAFE Growth Index▼ (Style-Specific Index)	29.36
Lipper VUF International Growth Funds Index▼ (Peer Group Index)	35.75

▼	Lipper Inc.
How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for any one of the following reasons:
▪	A company’s fundamentals deteriorate, or it posts disappointing earnings.
▪	A stock’s price seems overvalued.
▪	A more attractive opportunity becomes available.
Market conditions and your Fund
The year was truly a tale of two markets. During the first few months of the fiscal year, global equity markets experienced declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. Global equity markets began to recover some of the losses beginning in early March as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery. The vast majority of developed countries finished the reporting period in positive territory, in some cases with double-digit results, while emerging markets like China posted even larger gains.
     AIM V.I. International Growth Fund followed this trend with weaker results early in 2009. However, a disciplined implementation of the Fund’s quality growth investment strategy produced positive results for the rest of the fiscal year. Overall, for the reporting period, the Fund delivered strong double-digit gains, outperforming its style-specific index, the MSCI EAFE Growth Index.1
     On an absolute basis, all sector weightings posted double-digit returns for the reporting period. Outperformance versus the MSCI EAFE Growth Index came from the health care, IT and financials sectors. In each sector, favorable stock selection was a key driver of outperformance.
     In the health care sector, particular strength was seen in the health care equipment and pharmaceutical industries. Top performers included the global leader in generic pharmaceuticals, Teva Pharmaceutical Industries and Switzerland-based developer, distributor and provider of hearing instruments, Sonova Holding.
     In the IT sector, Fund outperformance was seen in the information technology services and electronic equipment segments of the market. Triple-digit gains were seen in Fund holdings Infosys Technologies and Nidec. In each of these instances, the index had limited to no exposure in these holdings, demonstrating the benefits of the Fund’s actively managed, non-benchmark focused investment process.
Portfolio Composition
By sector

Health Care	17.9%
Consumer Staples	14.4
Industrials	11.7
Consumer Discretionary	10.8
Energy	9.1
Information Technology	8.2
Telecommunication Services	7.4
Financials	6.5
Materials	4.2
Utilities	1.4
Money Market Funds Plus Other Assets Less Liabilities	8.4
Top 10 Equity Holdings*

1. Teva Pharmaceutical Industries Ltd.-ADR	2.8%
2. Roche Holding AG	2.7
3. Imperial Tobacco Group PLC	2.3
4. Reckitt Benckiser Group PLC	2.3
5. Nestle S.A.	2.3
6. Bayer AG	2.2
7. Shire PLC	2.1
8. Anheuser-Busch InBev N.V.	2.0
9. Infosys Technologies Ltd.	1.9
10. BHP Billiton Ltd.	1.9

Total Net Assets	$2.1 billion

Total Number of Holdings*	81
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. International Growth Fund

     In contrast, the Fund’s higher-than-average cash position was the largest detractor from relative Fund performance over the reporting period as equities rallied sharply. The Fund’s cash exposure was not a strategic decision, but a result of our stock selection process. In addition, despite delivering double-digit gains in the materials sector, the Fund’s underweight exposure prevented the Fund from fully participating in this sector’s strength.
     In broad geographic terms, all regions in which the Fund invested delivered double-digit absolute gains over the reporting period. Versus the MSCI EAFE Growth Index, portfolio holdings in Asia outperformed versus the Asian component of the benchmark. Our holdings in Europe modestly lagged the benchmark component over the fiscal year. Exposure in emerging markets also helped as these markets saw significant gains over the reporting period as the index does not provide exposure to emerging markets.
     Activity in the portfolio increased toward the latter part of the fiscal year bringing down our cash position to approximately 8% at the end of the reporting period. Stock selection in the portfolio is driven by the underlying fundamentals of a company rather than any top down macroeconomic views. That being said, the Fund’s exposures in the energy, industrials and health care sectors increased over the reporting period due to a combination of new purchases and appreciation. Liquidations in the consumer discretionary and IT sectors led to a reduction in Fund exposure to these segments of the market.
     After world stock markets bottomed in early March, most developed countries delivered strong returns through the end of the fiscal year. Gains in emerging markets were even more impressive with several markets generating triple-digit returns.
     We believe prudent securities selection and evaluation should play a substantial role in long-term investment plans. We welcome any new investors who have joined the Fund during the reporting period, and say thank you to all of you for your continued investment in AIM V.I. International Growth Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clas Olsson
Senior portfolio manager and head of Invesco Aim’s International Investment Unit, is lead manager of AIM V.I. International Growth Fund with respect to the Fund’s investments in Europe and Canada. He joined Invesco Aim in 1994. Mr. Olsson earned a B.B.A. from The University of Texas at Austin.
Barrett Sides
Senior portfolio manager, is lead manager of AIM V.I. International Growth Fund with respect to the Fund’s investments in the Asia Pacific region and Latin America. He joined Invesco Aim in 1990. Mr. Sides earned a B.S. in economics from Bucknell University and an M.B.A. in international business from the University of St. Thomas.
Shuxin Cao
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. International Growth Fund. Mr. Cao joined Invesco Aim in 1997. He graduated from Tianjin Foreign Language Institute with a B.A. in English and also earned an M.B.A. from Texas A&M University. He is a Certified Public Accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. International Growth Fund. Mr. Dennis joined Invesco Aim in 2000. He earned a B.A. in economics from The University of Texas at Austin and an M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, senior portfolio manager, is manager of AIM V.I. International Growth Fund. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Assisted by the Asia Pacific/Latin America Team and the Europe/ Canada Team
AIM V.I. International Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/5/93)	7.53%
10 Years	0.61
5 Years	6.94
1 Year	35.24

Series II Shares
10 Years	0.35%
5 Years	6.68
1 Year	34.91
Series II shares’ inception date is September 19, 2001. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 5, 1993. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.08% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. International Growth Fund

AIM V.I. International Growth Fund’s investment objective is long-term growth of capital.
▪	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
▪	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
     Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
About indexes used in this report
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
     The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East.
     The Lipper VUF International Growth Funds Index is an unmanaged index considered representative of international growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. International Growth Fund

Schedule of Investments

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–90.69%
Australia–5.78%
BHP Billiton Ltd.	1,030,798	$39,473,589

Cochlear Ltd.	435,780	26,909,323

CSL Ltd.	639,352	18,600,278

QBE Insurance Group Ltd.	972,148	22,189,068

Woolworths Ltd.	470,307	11,780,455

		118,952,713

Belgium–1.95%
Anheuser-Busch InBev N.V.	778,524	40,166,892

Canada–5.45%
Bombardier Inc.–Class B	3,293,938	15,011,620

Canadian National Railway Co.	285,447	15,520,951

Canadian Natural Resources Ltd.	250,563	18,039,201

Cenovus Energy Inc.	233,973	5,892,455

EnCana Corp.	233,973	7,579,830

Fairfax Financial Holdings Ltd.	22,549	8,796,052

Suncor Energy, Inc.	584,647	20,642,453

Talisman Energy Inc.	1,105,337	20,570,279

		112,052,841

Denmark–2.08%
Novo Nordisk A.S.–Class B	503,696	32,170,702

Vestas Wind Systems A.S.(a)	173,277	10,567,059

		42,737,761

Finland–0.40%
Nokia Corp.	642,408	8,235,884

France–4.49%
Axa S.A.	753,796	17,803,145

BNP Paribas	367,583	28,967,747

Danone S.A.	221,356	13,462,038

Total S.A.	502,441	32,153,293

		92,386,223

Germany–6.87%
Adidas AG	333,899	18,003,183

Bayer AG	554,507	44,258,599

Deutsche Boerse AG	101,255	8,407,457

Fresenius Medical Care AG & Co. KGaA	259,957	13,747,337

Merck KGaA	224,131	20,907,552

Puma AG Rudolf Dassler Sport	82,207	27,188,897

SAP AG	187,604	8,836,079

		141,349,104

Hong Kong–2.43%
Esprit Holdings Ltd.	2,042,336	13,441,017

Hutchison Whampoa Ltd.	3,680,000	25,165,375

Li & Fung Ltd.	2,766,000	11,382,903

		49,989,295

India–2.56%
Bharat Heavy Electricals Ltd.	254,163	13,071,960

Infosys Technologies Ltd.	710,797	39,565,724

		52,637,684

Ireland–0.59%
CRH PLC	445,964	12,063,654

Israel–2.82%
Teva Pharmaceutical Industries Ltd.–ADR	1,032,565	58,009,502

Italy–2.85%
Eni S.p.A.	1,115,337	28,356,738

Finmeccanica S.p.A.	1,905,778	30,352,477

		58,709,215

Japan–6.16%
Denso Corp.	457,600	13,718,788

Fanuc Ltd.	199,000	18,510,041

Hoya Corp.	782,700	20,756,660

Keyence Corp.	84,400	17,404,865

Komatsu Ltd.	515,100	10,742,273

Nidec Corp.	332,500	30,583,270

Toyota Motor Corp.	355,400	14,937,247

		126,653,144

Mexico–2.89%
America Movil S.A.B de C.V.–Series L–ADR	790,084	37,118,146

Grupo Televisa S.A.–ADR	1,076,039	22,338,570

		59,456,716

Netherlands–4.14%
Koninklijke (Royal) KPN N.V.	1,498,730	25,403,601

Koninklijke Ahold N.V.	1,773,571	23,511,468

TNT N.V.	858,076	26,228,895

Unilever N.V.	305,569	9,952,011

		85,095,975

Norway–0.52%
Petroleum Geo-Services A.S.A.(a)	949,963	10,776,457

Philippines–1.45%
Philippine Long Distance Telephone Co.	526,210	29,867,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

	Shares	Value

Singapore–3.77%
Keppel Corp. Ltd.	4,514,000	$26,254,417

Singapore Technologies Engineering Ltd.	7,931,000	18,222,866

United Overseas Bank Ltd.	2,385,000	33,176,717

		77,654,000

South Korea–0.88%
Hyundai Mobis	123,885	18,077,681

Spain–1.19%
Telefonica S.A.	882,347	24,558,843

Switzerland–8.80%
Nestle S.A.	968,702	47,015,440

Novartis AG	190,376	10,361,792

Roche Holding AG	329,786	56,046,128

Sonova Holding AG	275,396	33,267,634

Syngenta AG	122,803	34,377,278

		181,068,272

Taiwan–2.11%
MediaTek Inc.	926,000	16,080,876

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	2,384,019	27,273,177

		43,354,053

Turkey–0.70%
Akbank T.A.S.	2,269,387	14,334,896

United Kingdom–19.81%
BAE Systems PLC	2,902,247	16,732,137

BG Group PLC	1,316,006	23,576,586

British American Tobacco PLC	671,844	21,804,120

Capita Group PLC	1,219,247	14,712,472

Compass Group PLC	4,232,648	30,243,215

Imperial Tobacco Group PLC	1,531,767	48,294,078

Informa PLC	3,271,592	16,743,064

International Power PLC	5,818,340	28,800,070

Reckitt Benckiser Group PLC	885,264	48,006,773

Reed Elsevier PLC	2,302,201	18,913,033

Shire PLC	2,241,615	43,828,253

Smith & Nephew PLC	986,173	10,130,361

Tesco PLC	4,828,104	33,186,850

Vodafone Group PLC	15,073,982	34,921,398

WPP PLC	1,801,871	17,602,377

		407,494,787

Total Common Stocks & Other Equity Interests (Cost $1,554,428,890)		1,865,682,804

Preferred Stocks–0.93%
Brazil–0.93%
Petroleo Brasileiro S.A.–ADR–Pfd. (Cost $11,489,198)	450,078	19,078,806

Money Market Funds–8.50%
Liquid Assets Portfolio–Institutional Class(b)	87,398,565	87,398,565

Premier Portfolio–Institutional Class(b)	87,398,565	87,398,565

Total Money Market Funds (Cost $174,797,130)		174,797,130

TOTAL INVESTMENTS–100.12% (Cost $1,740,715,218)		2,059,558,740

OTHER ASSETS LESS LIABILITIES–(0.12)%		(2,161,637)

NET ASSETS–100.00%		$2,057,397,103

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $1,565,918,088)	$1,884,761,610

Investments in affiliated money market funds, at value and cost	174,797,130

Total investments, at value (Cost $1,740,715,218)	2,059,558,740

Cash	874,768

Foreign currencies, at value (Cost $6,356,367)	6,613,907

Receivables for:
Fund shares sold	545,133

Dividends	1,933,791

Investment for trustee deferred compensation and retirement plans	44,330

Other assets	190

Total assets	2,069,570,859

Liabilities:
Payables for:
Investments purchased	6,959,557

Fund shares reacquired	1,581,660

Accrued fees to affiliates	2,142,456

Accrued other operating expenses	1,369,537

Trustee deferred compensation and retirement plans	120,546

Total liabilities	12,173,756

Net assets applicable to shares outstanding	$2,057,397,103

Net assets consist of:
Shares of beneficial interest	$2,000,694,850

Undistributed net investment income	20,893,939

Undistributed net realized gain (loss)	(283,340,650)

Unrealized appreciation	319,148,964

$2,057,397,103

Net Assets:
Series I	$556,882,625

Series II	$1,500,514,478

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	21,412,061

Series II	58,534,932

Series I:
Net asset value per share	$26.01

Series II:
Net asset value per share	$25.63

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $3,420,137)	$38,240,850

Dividends from affiliated money market funds	827,353

Interest	15,771

Total investment income	39,083,974

Expenses:
Advisory fees	11,124,431

Administrative services fees	4,230,684

Custodian fees	672,743

Distribution fees — Series II	2,741,343

Transfer agent fees	63,627

Trustees’ and officers’ fees and benefits	63,590

Other	122,258

Total expenses	19,018,676

Less: Fees waived	(244,017)

Net expenses	18,774,659

Net investment income	20,309,315

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(16,406))	(148,905,454)

Foreign currencies	1,165,597

(147,739,857)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $(1,149,532))	629,209,623

Foreign currencies	1,135,173

630,344,796

Net realized and unrealized gain	482,604,939

Net increase in net assets resulting from operations	$502,914,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$20,309,315	$26,345,327

Net realized gain (loss)	(147,739,857)	(132,063,478)

Change in net unrealized appreciation (depreciation)	630,344,796	(627,616,561)

Net increase (decrease) in net assets resulting from operations	502,914,254	(733,334,712)

Distributions to shareholders from net investment income:
Series I	(7,359,852)	(3,478,321)

Series II	(17,849,719)	(5,065,468)

Total distributions from net investment income	(25,209,571)	(8,543,789)

Distributions to shareholders from net realized gains:
Series I	—	(8,411,008)

Series II	—	(14,727,306)

Total distributions from net realized gains	—	(23,138,314)

Share transactions–net:
Series I	(27,076,452)	(13,325,486)

Series II	366,967,140	480,159,184

Net increase in net assets resulting from share transactions	339,890,688	466,833,698

Net increase (decrease) in net assets	817,595,371	(298,183,117)

Net assets:
Beginning of year	1,239,801,732	1,537,984,849

End of year (includes undistributed net investment income of $20,893,939 and $24,613,828, respectively)	$2,057,397,103	$1,239,801,732

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. International Growth Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. International Growth Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Over $250 million	0.70%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of

AIM V.I. International Growth Fund

an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $244,017.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $364,275 for accounting and fund administrative services and reimbursed $3,866,409 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$118,952,713	$—	$118,952,713

Belgium	—	40,166,892	—	40,166,892

Brazil	19,078,806	—	—	19,078,806

Canada	112,052,841	—	—	112,052,841

Denmark	42,737,761	—	—	42,737,761

Finland	—	8,235,884	—	8,235,884

France	—	92,386,223	—	92,386,223

Germany	43,062,346	98,286,758	—	141,349,104

Hong Kong	—	49,989,295	—	49,989,295

India	—	52,637,684	—	52,637,684

AIM V.I. International Growth Fund

	Level 1	Level 2	Level 3	Total

Ireland	—	12,063,654	—	12,063,654

Israel	58,009,502	—	—	58,009,502

Italy	—	58,709,215	—	58,709,215

Japan	17,404,865	109,248,279	—	126,653,144

Mexico	59,456,716	—	—	59,456,716

Netherlands	58,867,080	26,228,895	—	85,095,975

Norway	—	10,776,457	—	10,776,457

Philippines	29,867,212	—	—	29,867,212

Singapore	—	77,654,000	—	77,654,000

South Korea	—	18,077,681	—	18,077,681

Spain	24,558,843	—	—	24,558,843

Switzerland	—	181,068,272	—	181,068,272

Taiwan	27,273,177	16,080,876	—	43,354,053

Turkey	14,334,896	—	—	14,334,896

United Kingdom	91,835,026	315,659,761	—	407,494,787

United States	174,797,130	—	—	174,797,130

Total Investments	$773,336,201	$1,286,222,539	$—	$2,059,558,740

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities sales of $57,614, which resulted in net realized gains (losses) of $(16,406).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $6,073 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$25,209,571	$10,198,789

Long-term capital gain	—	21,483,314

Total distributions	$25,209,571	$31,682,103

AIM V.I. International Growth Fund

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$21,017,881

Net unrealized appreciation — investments	271,370,891

Net unrealized appreciation — other investments	305,442

Temporary book/tax differences	(123,942)

Post-October deferrals	(4,745,883)

Capital loss carryforward	(231,122,136)

Shares of beneficial interest	2,000,694,850

Total net assets	$2,057,397,103

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$87,932,439

December 31, 2017	143,189,697

Total capital loss carryforward	$231,122,136

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $725,625,357 and $379,844,151, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$302,885,608

Aggregate unrealized (depreciation) of investment securities	(31,514,717)

Net unrealized appreciation of investment securities	$271,370,891

Cost of investments for tax purposes is $1,788,187,849.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2009, undistributed net investment income was increased by $1,180,367 and undistributed net realized gain (loss) was decreased by $1,180,367. This reclassification had no effect on the net assets of the Fund.

AIM V.I. International Growth Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	3,456,056	$76,132,583	5,416,504	$152,657,919

Series II	21,080,766	443,187,963	22,885,713	587,146,644

Issued as reinvestment of dividends:
Series I	284,164	7,359,852	647,214	11,889,329

Series II	698,893	17,849,719	1,091,714	19,792,774

Reacquired:
Series I	(5,238,473)	(110,568,887)	(6,729,062)	(177,872,734)

Series II	(4,496,473)	(94,070,542)	(5,147,388)	(126,780,234)

Net increase in share activity	15,784,933	$339,890,688	18,164,695	$466,833,698

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$19.49	$0.32	$6.55	$6.87	$(0.35)	$—	$(0.35)	$26.01	35.24%	$556,883	1.02	%(d)	1.04	%(d)	1.47	%(d)	27%
Year ended 12/31/08	33.63	0.54	(14.16)	(13.62)	(0.15)	(0.37)	(0.52)	19.49	(40.38)	446,437	1.05		1.06		1.96		44
Year ended 12/31/07	29.44	0.34	3.98	4.32	(0.13)	—	(0.13)	33.63	14.68	792,779	1.06		1.07		1.06		20
Year ended 12/31/06	23.17	0.23	6.32	6.55	(0.28)	—	(0.28)	29.44	28.28	563,460	1.10		1.10		0.90		34
Year ended 12/31/05	19.77	0.23	3.31	3.54	(0.14)	—	(0.14)	23.17	17.93	444,608	1.11		1.11		1.11		36

Series II
Year ended 12/31/09	19.23	0.27	6.44	6.71	(0.31)	—	(0.31)	25.63	34.91	1,500,514	1.27	(d)	1.29	(d)	1.22	(d)	27
Year ended 12/31/08	33.24	0.45	(13.96)	(13.51)	(0.13)	(0.37)	(0.50)	19.23	(40.55)	793,365	1.30		1.31		1.71		44
Year ended 12/31/07	29.16	0.26	3.94	4.20	(0.12)	—	(0.12)	33.24	14.41	745,206	1.31		1.32		0.81		20
Year ended 12/31/06	23.00	0.17	6.25	6.42	(0.26)	—	(0.26)	29.16	27.92	163,657	1.35		1.35		0.65		34
Year ended 12/31/05	19.65	0.18	3.30	3.48	(0.13)	—	(0.13)	23.00	17.70	54,658	1.36		1.36		0.86		36

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $474,810 and $1,096,537 for Series I and Series II shares, respectively.

NOTE 12— Subsequent Event

A significant shareholder of the Fund has notified Invesco of their intent to redeem their investment in the Fund. It is anticipated that the redemption in kind will occur in May 2010 and will result in a significant redemption of Series II Fund shares. The market value of the accounts anticipated to be redeemed were 49% of the Fund’s net assets at December 31, 2009.

AIM V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,220.30	$5.65	$1,020.11	$5.14	1.01%

Series II	1,000.00	1,218.60	7.05	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%
Foreign Taxes	$0.0431 per share
Foreign Source Income	$0.5743 per share

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. International Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
 T-1

Trustees and Officers – (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

AIM V.I. Large Cap Growth Fund
Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the 12 months ended December 31, 2009, AIM V.I. Large Cap Growth Fund had double-digit positive returns but underperformed the Fund’s style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to a more defensive position at the market inflection point as well as stock selection across sectors.
The Fund performed in line with its broad market index, the S&P 500 Index. Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares*	25.99%
Series II Shares*	25.68
S&P 500 Index▼ (Broad Market Index)	26.47
Russell 1000 Growth Index▼ (Style-Specific Index)	37.21
Lipper VUF Large-Cap Growth Funds Index▼ (Peer Group Index)	37.73

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     We seek to identify large-cap companies with the potential to meet or exceed consensus earnings estimates and that generate sustainable growth. To accomplish this goal, we utilize a rules-based approach that balances proprietary quantitative analysis with rigorous fundamental analysis. We also incorporate a proprietary sell model that seeks to identify and eliminate stocks at high risk of underperformance.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This model provides an objective approach to identifying new investment opportunities. We focus our fundamental analysis on the top 20% of the quantitative model.
     Our fundamental analysis seeks to determine the company’s drivers of earnings. To accomplish this goal, we examine financial statements to gain a critical understanding of growth drivers, allowing us to quantify earnings power. We analyze industry trends, growth rates, the competitive landscape and the quality of management. We also closely analyze valuation levels to help reduce the risk of holding highly priced stocks and to determine the potential for capital appreciation.
     Portfolio construction plays an important role in risk management. While sector overweights and underweights are driven by our investment process, we cap the Fund’s maximum sector overweight at 1,000 basis points (10 percentage points) versus the Russell 1000 Growth Index sectors. We seek to manage stock-specific risk by building a diversified portfolio of typically 50 to 80 stocks.
     Our sell process is designed to avoid “high risk” situations we believe lead to underperformance. Examples of “high risk” situations include:
▪	Deteriorating business prospects

▪	Negative changes to our investment thesis

▪	Sell model signals
Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first two months of the fiscal year, equity markets experienced steep declines as severe problems in credit markets, a rapidly weakening housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, equity markets rapidly reversed direction beginning in March 2009 and rallied solidly through most of the remaining months in the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks generally outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks generally outperformed value stocks.1 The sectors with the highest returns in the broad market, as represented by the S&P 500 Index, included economically sensitive sectors such as information technology (IT), materials and consumer discretionary.1
     The Fund underperformed the Russell 1000 Growth Index for the year. During the market decline of the first three months of the year, the Fund benefited from a more defensive posture, with overweight positions in less economically sensitive sectors such as health care and underweight positions in more economically sensitive sectors such as consumer discretionary, energy and materials. Additionally, within sectors, the Fund benefited from higher exposure to less cyclical holdings.
     The Fund began to underperform the Russell 1000 Growth Index when equity markets hit a bottom and began to rebound in March 2009. It is important to note that while our investment process may temporarily underperform our peers at market inflection points, our goal is to outperform over a full market cycle. This temporary underperformance typically occurs because we wait for clear data points that earnings growth is achievable before moving into new stocks.
Portfolio Composition
By sector

Information Technology	40.4%
Health Care	15.9
Industrials	10.9
Consumer Discretionary	10.0
Energy	8.7
Materials	7.5
Financials	4.4
Consumer Staples	1.0
Telecommunication Services	0.9
Money Market Funds Plus Other Assets Less Liabilities	0.3
Top 10 Equity Holdings*

1. Apple Inc.	6.0%
2. BHP Billiton Ltd.-ADR	4.5
3. Hewlett-Packard Co.	3.6
4. Occidental Petroleum Corp.	3.3
5. Microsoft Corp.	2.8
6. Amgen Inc.	2.8
7. International Business Machines Corp.	2.7
8. Oracle Corp.	2.4
9. Accenture PLC	2.2
10. Goldman Sachs Group, Inc. (The)	2.2

Total Net Assets	$68.5 million

Total Number of Holdings*	61
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Large Cap Growth Fund

     Fund underperformance was driven primarily by two factors. First, much of the Fund’s underperformance was driven by its defensive posture both within and across sectors, as more economically sensitive stocks outperformed following the March low. Second, the Fund under-performed because it did not own many of the lower quality, highly leveraged companies that outperformed during the market rebound. Our investment approach specifically avoids companies with these traits because over the long-term they tend to perform poorly.
     Over the course of the year, the Fund underperformed by the widest margin in the consumer discretionary sector, primarily due to stock selection. Much of the Fund’s underperformance was because it did not own many of the lower quality companies that performed strongly during the stock market rebound. For-profit education services provider Apollo Group was a key detractor from Fund performance. This holding had weak performance due to heightened regulatory scrutiny. Additionally, the stock was negatively affected as investors rotated into more economically sensitive holdings during the market rebound.
     The Fund also underperformed the Russell 1000 Growth Index in the industrials sector. Within this sector, underperformance was driven by stock selection and an overweight position, especially in the aerospace and defense industry. While many aerospace and defense companies held up well during the market downturn, they generally underperformed as investors rotated into more cyclical holdings during the market rally. Examples of holdings that detracted from Fund performance included defense contractors Raytheon and Lockheed Martin. We sold the Fund’s position in these holdings due to deteriorating fundamentals.
     Underperformance in the health care and financials sectors was primarily due to stock selection. Examples of holdings that detracted from performance in these sectors were insurance provider Aon and pharmaceutical maker Gilead Sciences. We sold our position in Aon during the year.
     One other area of weakness was the IT sector. Within this sector, stock selection was the primary driver of underperformance. Similar to what happened in the consumer discretionary sector, much of the Fund’s underperformance in this sector was because the Fund did not have exposure to many of the lower quality technology companies that performed strongly during the stock market rebound. Despite underperforming in this sector, four out of five of the Fund’s top contributors to performance during the reporting period were information technology holdings: Apple, Hewlett-Packard, Microsoft and International Business Machines.
     Some of this underperformance was offset by outperformance in other sectors, including consumer staples and materials. The Fund outperformed the Russell 1000 Growth Index by the widest margin in the consumer staples sector, driven largely by an underweight position. Outperformance in the materials sector was driven by stock selection as the Fund’s holdings generally outperformed those of the Russell 1000 Growth Index during the reporting period.
     We began to reposition the portfolio in April and May 2009, by moving into more economically sensitive holdings as our quantitative and fundamental research provided clear evidence that such companies had the potential for sustainable earnings growth in a more stable and improving economy. This repositioning included a reduction in the defensive health care and consumer staples sectors. We rotated into economically sensitive sectors including IT, consumer discretionary, financials and materials.
     As we’ve discussed, the stock market experienced considerable volatility during the year. While our investment process may temporarily underperform at market inflection points, the goal of our disciplined investment process is to provide consistent performance and outperform over a full market cycle. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to AIM V.I. Large Cap Growth Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Geoffrey Keeling
Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM V.I. Large Cap Growth Fund. He joined Invesco Aim in 1995. Mr. Keeling earned a B.B.A. degree in finance from The University of Texas at Austin.
Robert Shoss
Senior portfolio manager, is co-manager of AIM V.I. Large Cap Growth Fund. He joined Invesco Aim in 1995. Mr. Shoss earned a B.A. from The University of Texas at Austin and an M.B.A. and a J.D. from the University of Houston.
Assisted by the Large/Multi-Cap Growth Team
AIM V.I. Large Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund data from 8/29/03, index data from 8/31/03

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (8/29/03)	3.47%
5 Years	0.84
1 Year	25.99

Series II Shares
Inception (8/29/03)	3.25%
5 Years	0.61
1 Year	25.68
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Large Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.
2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Large Cap Growth Fund

AIM V.I. Large Cap Growth Fund’s investment objective is long-term growth of capital.
▪ Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
▪ Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Large Cap Growth Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–99.65%
Aerospace & Defense–2.46%
Goodrich Corp.	13,144	$844,502

United Technologies Corp.	12,077	838,265

		1,682,767

Apparel Retail–3.91%
Gap, Inc. (The)	35,876	751,602

Limited Brands, Inc.	50,456	970,774

Ross Stores, Inc.	22,337	954,013

		2,676,389

Asset Management & Custody Banks–1.20%
BlackRock, Inc.	3,556	825,703

Biotechnology–3.73%
Amgen Inc.(b)	33,567	1,898,885

Gilead Sciences, Inc.(b)	15,166	656,385

		2,555,270

Communications Equipment–1.93%
Cisco Systems, Inc.(b)	55,314	1,324,217

Computer Hardware–12.25%
Apple Inc.(b)	19,330	4,075,924

Hewlett-Packard Co.	47,629	2,453,370

International Business Machines Corp.	14,255	1,865,979

		8,395,273

Computer Storage & Peripherals–3.94%
EMC Corp.(b)	85,959	1,501,704

Western Digital Corp.(b)	27,122	1,197,436

		2,699,140

Construction & Engineering–2.85%
Fluor Corp.	24,561	1,106,228

URS Corp.(b)	19,081	849,486

		1,955,714

Construction, Farm Machinery & Heavy Trucks–1.01%
Joy Global Inc.	13,374	689,965

Data Processing & Outsourced Services–1.34%
MasterCard, Inc.–Class A	3,579	916,152

Department Stores–2.32%
J.C. Penney Co., Inc.	33,469	890,610

Kohl’s Corp.(b)	12,944	698,070

		1,588,680

	Shares
Diversified Metals & Mining–5.58%
BHP Billiton Ltd.–ADR (Australia)(c)	40,706	3,117,265

Rio Tinto PLC–ADR (United Kingdom)	3,286	707,772

		3,825,037

Education Services–1.69%
Apollo Group, Inc.–Class A(b)	19,082	1,155,988

Electrical Components & Equipment–1.04%
Cooper Industries PLC (Ireland)	16,727	713,239

Electronic Manufacturing Services–0.98%
Flextronics International Ltd. (Singapore)(b)	91,930	672,008

Fertilizers & Agricultural Chemicals–1.88%
Syngenta AG (Switzerland)	4,614	1,291,636

General Merchandise Stores–2.09%
Dollar Tree, Inc.(b)	14,391	695,085

Target Corp.	15,187	734,595

		1,429,680

Health Care Distributors–3.22%
AmerisourceBergen Corp.	42,377	1,104,768

McKesson Corp.	17,663	1,103,938

		2,208,706

Health Care Services–3.89%
Express Scripts, Inc.(b)	10,388	898,043

Medco Health Solutions, Inc.(b)	17,417	1,113,120

Quest Diagnostics Inc.	10,898	658,021

		2,669,184

Heavy Electrical Equipment–1.30%
ABB Ltd. (Switzerland)(b)	46,526	888,942

Home Entertainment Software–1.30%
Shanda Interactive Entertainment Ltd.–ADR (China)(b)(c)	16,893	888,741

Integrated Oil & Gas–3.34%
Occidental Petroleum Corp.	28,117	2,287,318

Internet Software & Services–3.10%
Google Inc.–Class A(b)	2,261	1,401,775

NetEase.com Inc.–ADR (China)(b)	19,234	723,390

		2,125,165

Investment Banking & Brokerage–3.17%
Goldman Sachs Group, Inc. (The)	8,949	1,510,949

TD Ameritrade Holding Corp.(b)	34,265	664,056

		2,175,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

	Shares	Value

IT Consulting & Other Services–3.51%
Accenture PLC–Class A (Ireland)	37,053	$1,537,700

Cognizant Technology Solutions Corp.–Class A(b)	19,227	870,983

		2,408,683

Managed Health Care–2.77%
UnitedHealth Group Inc.	31,235	952,043

WellPoint Inc.(b)	16,225	945,755

		1,897,798

Oil & Gas Drilling–2.06%
Diamond Offshore Drilling, Inc.	7,249	713,446

ENSCO International PLC–ADR (United Kingdom)	17,439	696,514

		1,409,960

Oil & Gas Equipment & Services–3.33%
FMC Technologies, Inc.(b)	17,854	1,032,675

National-Oilwell Varco Inc.	28,383	1,251,407

		2,284,082

Personal Products–1.02%
Estee Lauder Cos. Inc. (The)–Class A	14,512	701,800

Pharmaceuticals–2.27%
Abbott Laboratories	11,737	633,680

Johnson & Johnson	14,329	922,931

		1,556,611

Railroads–2.21%
Norfolk Southern Corp.	14,003	734,037

Union Pacific Corp.	12,252	782,903

		1,516,940

Semiconductors–5.36%
Marvell Technology Group Ltd.(b)	57,618	1,195,574

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	60,695	694,351

Texas Instruments Inc.	39,640	1,033,018

Xilinx, Inc.	29,804	746,888

		3,669,831

Systems Software–6.70%
BMC Software, Inc.(b)	25,457	1,020,826

Microsoft Corp.	63,131	1,924,864

Oracle Corp.	67,131	1,647,395

		4,593,085

Wireless Telecommunication Services–0.90%
America Movil S.A.B de C.V.–Series L–ADR (Mexico)	13,107	615,767

Total Common Stocks & Other Equity Interests (Cost $56,045,513)		68,294,476

Money Market Funds–0.57%
Liquid Assets Portfolio–Institutional Class(d)	195,750	195,750

Premier Portfolio–Institutional Class(d)	195,750	195,750

Total Money Market Funds (Cost $391,500)		391,500

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.22% (Cost $56,437,013)		68,685,976

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.75%
Liquid Assets Portfolio–Institutional Class (Cost $1,198,990)(d)(e)	1,198,990	1,198,990

TOTAL INVESTMENTS–101.97% (Cost $57,636,003)		69,884,966

OTHER ASSETS LESS LIABILITIES–(1.97)%		(1,353,374)

NET ASSETS–100.00%		$68,531,592

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $56,045,513)*	$68,294,476

Investments in affiliated money market funds, at value and cost	1,590,490

Total investments, at value (Cost $57,636,003)	69,884,966

Receivables for:
Dividends	35,066

Investment for trustee deferred compensation and retirement plans	24,389

Total assets	69,944,421

Liabilities:
Payables for:
Fund shares reacquired	97,806

Collateral upon return of securities loaned	1,198,990

Accrued fees to affiliates	49,016

Accrued other operating expenses	31,689

Trustee deferred compensation and retirement plans	35,328

Total liabilities	1,412,829

Net assets applicable to shares outstanding	$68,531,592

Net assets consist of:
Shares of beneficial interest	$70,824,852

Undistributed net investment income	256,783

Undistributed net realized gain (loss)	(14,799,580)

Unrealized appreciation	12,249,537

$68,531,592

Net Assets:
Series I	$67,831,167

Series II	$700,425

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	5,521,658

Series II	57,457

Series I:
Net asset value per share	$12.28

Series II:
Net asset value per share	$12.19

*	At December 31, 2009, securities with an aggregate value of $1,175,972 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $10,133)	$896,026

Dividends from affiliated money market funds (includes securities lending income of $19,755)	32,757

Total investment income	928,783

Expenses:
Advisory fees	443,885

Administrative services fees	203,322

Custodian fees	8,928

Distribution fees — Series II	1,688

Transfer agent fees	9,912

Trustees’ and officers’ fees and benefits	21,920

Professional services fees	37,813

Other	11,254

Total expenses	738,722

Less: Fees waived	(92,589)

Net expenses	646,133

Net investment income	282,650

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,087,062)

Foreign currencies	22,567

(3,064,495)

Change in net unrealized appreciation of:
Investment securities	17,627,187

Foreign currencies	749

17,627,936

Net realized and unrealized gain	14,563,441

Net increase in net assets resulting from operations	$14,846,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$282,650	$221,020

Net realized gain (loss)	(3,064,495)	(5,322,900)

Change in net unrealized appreciation (depreciation)	17,627,936	(39,639,682)

Net increase (decrease) in net assets resulting from operations	14,846,091	(44,741,562)

Distributions to shareholders from net investment income:
Series I	(225,916)	(10,393)

Series II	(60)	—

Total distributions from net investment income	(225,976)	(10,393)

Share transactions–net:
Series I	(9,298,793)	(22,100,762)

Series II	(166,783)	(100,213)

Net increase (decrease) in net assets resulting from share transactions	(9,465,576)	(22,200,975)

Net increase (decrease) in net assets	5,154,539	(66,952,930)

Net assets:
Beginning of year	63,377,053	130,329,983

End of year (includes undistributed net investment income of $256,783 and $177,543, respectively)	$68,531,592	$63,377,053

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Large Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

AIM V.I. Large Cap Growth Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

AIM V.I. Large Cap Growth Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

AIM V.I. Large Cap Growth Fund

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $92,589.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $153,322 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

AIM V.I. Large Cap Growth Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$67,704,388	$2,180,578	$—	$69,884,966

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $227,457.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,915 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$225,976	$10,393

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$293,980

Net unrealized appreciation — investments	11,381,295

Net unrealized appreciation — other investments	574

Temporary book/tax differences	(37,197)

Capital loss carryforward	(13,931,912)

Shares of beneficial interest	70,824,852

Total net assets	$68,531,592

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $13,931,912 of capital loss carryforward in the fiscal year ending December 31, 2010.

AIM V.I. Large Cap Growth Fund

  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$3,544,700

December 31, 2013	10,283

December 31, 2014	1,757,332

December 31, 2016	3,185,835

December 31, 2017	5,433,762

Total capital loss carryforward	$13,931,912

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $35,610,400 and $42,563,872, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,360,318

Aggregate unrealized (depreciation) of investment securities	(1,979,023)

Net unrealized appreciation of investment securities	$11,381,295

Cost of investments for tax purposes is $58,503,671.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and expired capital loss carryforward, on December 31, 2009, undistributed net investment income was increased by $22,566, undistributed net realized gain (loss) was increased by $3,404,529 and shares of beneficial interest decreased by $3,427,095. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	1,174,128	$11,561,836	671,040	$8,675,551

Series II	143	1,375	6,894	71,952

Issued as reinvestment of dividends:
Series I	19,033	225,916	1,089	10,393

Series II	5	60	—	—

Reacquired:
Series I	(2,077,325)	(21,086,545)	(2,408,114)	(30,786,706)

Series II	(16,099)	(168,218)	(13,392)	(172,165)

Net increase (decrease) in share activity	(900,115)	$(9,465,576)	(1,742,483)	$(22,200,975)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Large Cap Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Ratio of		Ratio of
													expenses		expenses
				Net gains									to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions						net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$9.78	$0.04	(c)	$2.50 (d)	$2.54	$(0.04)	$—	$(0.04)	$12.28	25.99	%(d)	$67,831	1.01	%(e)	1.15	%(e)	0.44	%(e)	57%
Year ended 12/31/08	15.85	0.03	(c)	(6.10)	(6.07)	(0.00)	—	(0.00)	9.78	(38.29)		62,665	1.01		1.10		0.23		41
Year ended 12/31/07	13.71	0.02		2.13	2.15	(0.01)	—	(0.01)	15.85	15.64		129,071	1.01		1.08		0.11		58
Year ended 12/31/06	12.71	0.02		1.00	1.02	(0.02)	—	(0.02)	13.71	8.05		120,825	1.02		1.23		0.06		76
Year ended 12/31/05	11.86	(0.01	)(c)	0.88	0.87	—	(0.02)	(0.02)	12.71	7.30		4,352	1.13		7.30		(0.06)		99

Series II
Year ended 12/31/09	9.70	0.02	(c)	2.47 (d)	2.49	(0.00)	—	(0.00)	12.19	25.68	(d)	700	1.26	(e)	1.40	(e)	0.19	(e)	57
Year ended 12/31/08	15.75	0.00	(c)	(6.05)	(6.05)	—	—	—	9.70	(38.41)		712	1.26		1.35		(0.02)		41
Year ended 12/31/07	13.66	(0.04)		2.13	2.09	—	—	—	15.75	15.30		1,259	1.26		1.33		(0.14)		58
Year ended 12/31/06	12.67	(0.01)		1.00	0.99	—	—	—	13.66	7.81		1,949	1.27		1.48		(0.19)		76
Year ended 12/31/05	11.84	(0.03	)(c)	0.88	0.85	—	(0.02)	(0.02)	12.67	7.15		636	1.33		7.55		(0.26)		99

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $2.44 and $2.41 for Series I and Series II shares, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $63,193 and $675 for Series I and Series II shares, respectively.

AIM V.I. Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Large Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,204.50	$5.67	$1,020.06	$5.19	1.02%

Series II	1,000.00	1,203.50	7.05	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Large Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Large Cap Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

AIM V.I. Leisure Fund
Annual Report to Shareholders ■ December 31, 2009

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
The year was characterized by two dramatically different market environments. In early 2009, equity markets declined steeply as credit markets remained frozen and risk premiums rose dramatically in response to the global recession. However, as the impact from central banks’ coordinated easing efforts and companies’ aggressive cost cuts materialized, access to funding improved and market valuations in both the credit and equity markets recovered from their March lows.
   The consumer discretionary sector benefited from a rotation into more cyclical stocks as investors anticipated an economic recovery. As a result, AIM V.I. Leisure Fund, excluding variable product issuer charges, outperformed the broad market, as measured by the S&P 500 Index, for the year ended December 31, 2009. The majority of the Fund’s outperformance relative to the S&P 500 Index resulted from security selection and overweight exposure to the media industry and the textile, apparel and luxury goods industry.
   Your Fund’s long-term performance can be found later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	32.78%

Series II Shares	32.47

S&P 500 Index▼ (Broad Market Index)	26.47

▼	Lipper Inc.

How we invest
We focus on companies that profit from consumer spending on leisure activities – products or services purchased with consumers’ discretionary dollars. The Fund emphasizes stocks of cable television, publishing, cruise line, advertising, hotel, casino, electronic game and toy manufacturing, restaurant, retailing and entertainment companies.
   Stock selection is based on a research driven bottom-up investment approach focusing on company fundamentals and growth prospects. Quantitative screens are used to help identify attractive stock candidates within the universe of leisure-related companies. Portfolio candidates are further refined by fundamental analysis performed at the company level which includes an evaluation of industry dynamics, competitive intensity and drivers of growth.
   The investment process seeks to identify attractively valued leisure-related companies exhibiting the following characteristics:
■	Attractive revenue growth profile
■	Strong free cash flow generation
■	Returns on invested capital in excess of weighted-average cost of capital
■	Operating in low capital intensity businesses
■	Management teams that are good stewards of capital
   We construct the portfolio with the goal of holding from 40 to 75 individual stocks with an average investment horizon of 18 to 24 months. Portfolio weightings are adjusted based on current economic and industry conditions.

   We may reduce or eliminate exposure to a stock when:
■	A company reaches its price target.
■	A more compelling opportunity is identified.
■	A change in fundamentals occurs – either company specific or industry wide.
■	A stock’s technical profile indicated negative underlying information which is further determined to have violated a fundamental investment thesis.

Market conditions and your Fund
Though the first quarter of 2009 was marked by headlines claiming economic “Armageddon,” the U.S. economy began to show signs that the contraction was moderating. Economic data indicated that the rampant decline in business spending and consumption that occurred in 2008 and early 2009 had eased. Given signs that the economic downturn was moderating, equity and credit markets improved. In addition, financial markets benefited from various government programs introduced to improve bank balance sheets and reduce credit spreads.
   A variety of emergency fiscal and monetary initiatives of governments and central banks appear to have succeeded in averting a global economic collapse. However, high unemployment levels and the long-term implications of the sovereign debt burden for Western economies continue to cause concern. Additionally, households still have high debt service ratios relative to historical levels.
   Against this economic backdrop early-cycle sectors – information technology (IT), materials and consumer discretionary – were among the best performing sectors of the S&P 500 Index.1 Conversely defensive sectors – telecommunication services, utilities and

Portfolio Composition
By sector

Consumer Discretionary	80.9%

Consumer Staples	11.1

Information Technology	7.0

Money Market Funds

Plus Other Assets Less Liabilities	1.0

Top 10 Equity Holdings*

1.	Walt Disney Co. (The)	7.0%

2.	Omnicom Group Inc.	4.1

3.	Google Inc.-Class A	4.0

4.	Marriott International, Inc.-Class A	3.0

5.	Polo Ralph Lauren Corp.	2.9

6.	International Game Technology	2.9

7.	Scripps Networks Interactive, Inc.-
	Class A	2.8

8.	Interpublic Group of Cos., Inc. (The)	2.5

9.	Coach, Inc.	2.5

10.	Time Warner Inc.	2.4

Total Net Assets	$20.3 million

Total Number of Holdings*	52
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

AIM V.I. Leisure Fund

energy — were among the weakest performing sectors.1
   During the year, and on an absolute basis, top contributors to Fund performance were the media industry and the textiles, apparel and luxury goods industry. Holdings in the software and food and staples retailing industries detracted from Fund performance.
   Relative to the S&P 500 Index, the Fund benefited from security selection and overweight exposure to the media industry and textile, apparel and luxury goods industry. Conversely, the Fund’s underweight exposure to the software, semiconductor and communication equipment industries — all in the IT sector — hurt Fund performance relative to the index.
   Top contributors to Fund performance included Google, Anheuser-Busch Inbev, Disney, Hanesbrands and Nordstrom. Top detractors from Fund performance included News Corp., Hot Topic, Comcast, Burger King and Pernod-Ricard. We sold our positions in News Corp., Comcast, Burger King and Pernod-Ricard during 2009.
   As a result of improving economic data during the year, we steadily increased the Fund’s consumer discretionary exposure while continuing to uphold our mandate of investing in companies that focus on leisure products and services. To fund our increased weight in consumer discretionary, we reduced our beverage exposure by selling Diageo and Pernod Ricard.
   Although traditional media stocks experienced strong price performance following the market bottom of March, many of these companies are structurally challenged due to their ownership of newspapers, magazines and radio and broadcast television stations, which are losing market share to other forms of media. As a result, we took advantage of the strength in the stocks and reduced our exposure to traditional media stocks during the year in an effort to upgrade the quality of our media holdings as well as reduce our overweight position. Within movies and entertainment, we sold News Corp. Within cable and satellite, we sold positions in Liberty Entertainment and Cablevision Systems. And within advertising, we swapped WPP for Inter-public Group as we felt Interpublic Group has more attractive margin expansion opportunities.
   We increased our casino and gaming exposure during the year by adding to existing holdings International Game Technology and Penn National Gaming while adding a new holding, WMS Industries. We believed slot machine manufacturers such as International Game Technology and WMS Industries may benefit from an upcoming replacement cycle of slot machines on casino floors.
   While we believe discretionary spending may improve, its rate of growth may lag past economic recoveries as consumer leverage remains above the long term average and personal savings remains elevated as consumers reduce their debt. Thrifty consumers are likely to place greater emphasis on the quality of products, not the quantity of products. Consumers may shift from conspicuous consumption to conscious consumption. Finally, luxury purchases may begin to improve if the stock market rises, housing prices stabilize and consumer confidence recovers from the lows they experienced in early 2009.
   As always, we thank you for your continued investment in AIM V.I. Leisure Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is lead manager of AIM V.I. Leisure Fund. He began his investment career in 2000 and joined Invesco Aim in 2004. Mr. Hartsfield earned a B.S. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.

Jonathan Mueller
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Leisure Fund. He joined Invesco Aim in 2001 and became a portfolio manager in 2009. Mr. Mueller earned a B.B.A. in accounting from Texas Christian University and an M.B.A. in finance from The University of Texas at Austin. He is a Certified Public Accountant.
Assisted by the Leisure Team

AIM V.I. Leisure Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund and index data from 4/30/02

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
   This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/09

Series I Shares

Inception (4/30/02)	1.81%

5 Years	-1.58

1 Year	32.78

Series II Shares

Inception	1.58%

5 Years	-1.82

1 Year	32.47
Series II shares’ inception date is April 30, 2004. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of Series I shares is April 30, 2002. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
   The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
   The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.45% and 1.70%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
   AIM V.I. Leisure Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
   The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
   Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

AIM V.I. Leisure Fund

AIM V.I. Leisure Fund’s investment objective is capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
   Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
   The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.
   Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
   There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
   The prices of securities held by the Fund may decline in response to market risks.
   The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
   The S&P 500 Consumer Discretionary Index is an unmanaged index considered representative of the consumer discretionary market. On May 1, 2010, the Fund will adopt the S&P 500 Consumer Discretionary Index as its style-specific index because we believe it more closely reflects the performance of the type of securities in which the Fund invests.
   The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
   A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
   CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
   The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
   Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

AIM V.I. Leisure Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–98.95%
Advertising–8.19%
Interpublic Group of Cos., Inc. (The)(b)	70,276	$518,637

Lamar Advertising Co.–Class A(b)(c)	9,962	309,719

Omnicom Group Inc.	21,381	837,066

		1,665,422

Apparel Retail–5.24%
Abercrombie & Fitch Co.–Class A(c)	9,653	336,407

American Eagle Outfitters, Inc.	21,139	358,940

Hot Topic, Inc.(b)	29,291	186,291

TJX Cos., Inc. (The)	5,018	183,408

		1,065,046

Apparel, Accessories & Luxury Goods–9.03%
Carter’s, Inc.(b)	10,987	288,409

Coach, Inc.	14,011	511,822

Hanesbrands, Inc.(b)(c)	18,404	443,720

Polo Ralph Lauren Corp.	7,325	593,179

		1,837,130

Brewers–4.15%
Anheuser-Busch InBev N.V. (Belgium)	8,360	431,323

Heineken N.V. (Netherlands)	8,723	412,763

		844,086

Broadcasting–3.03%
Discovery Communications, Inc.–Class A(b)	6,729	206,378

Grupo Televisa S.A.–ADR (Mexico)	19,718	409,346

		615,724

Cable & Satellite–2.85%
Scripps Networks Interactive,–Class A	13,977	580,046

Casinos & Gaming–6.49%
International Game Technology	30,944	580,819

Penn National Gaming, Inc.(b)	11,508	312,787

WMS Industries Inc.(b)	10,668	426,720

		1,320,326

Consumer Electronics–1.09%
Harman International Industries, Inc.	6,291	221,946

Department Stores–4.87%
J.C. Penney Co., Inc.	5,716	152,103

Kohl’s Corp.(b)	7,332	395,414

Nordstrom, Inc.	11,781	442,730

		990,247

Food Retail–1.92%
Woolworths Ltd. (Australia)	15,604	390,856

Footwear–1.84%
NIKE, Inc.–Class B	5,676	375,013

General Merchandise Stores–2.16%
Target Corp.	9,064	438,426

Home Improvement Retail–4.25%
Home Depot, Inc. (The)	15,005	434,095

Lowe’s Cos., Inc.	18,445	431,428

		865,523

Hotels, Resorts & Cruise Lines–7.26%
Carnival Corp.(b)(d)	6,173	195,622

Choice Hotels International, Inc.	10,343	327,459

Hyatt Hotels Corp.–Class A(b)	5,998	178,800

Marriott International, Inc.–Class A	22,142	603,370

Regal Hotels International Holdings Ltd. (Hong Kong)	413,800	171,514

		1,476,765

Hypermarkets & Super Centers–1.50%
Costco Wholesale Corp.	5,164	305,554

Internet Retail–2.06%
Amazon.com, Inc.(b)	3,114	418,895

Internet Software & Services–6.98%
Google Inc.–Class A(b)	1,311	812,794

GSI Commerce, Inc.(b)	8,291	210,508

Knot, Inc. (The)(b)	21,558	217,089

OpenTable, Inc.(b)(c)	7,080	180,257

		1,420,648

Movies & Entertainment–11.87%
Time Warner Inc.	16,455	479,498

Viacom Inc.–Class A(b)	7,180	226,170

Viacom Inc.–Class B(b)	9,771	290,492

Walt Disney Co. (The)	43,979	1,418,323

		2,414,483

Restaurants–8.02%
Brinker International, Inc.	20,459	305,248

Darden Restaurants, Inc.	11,602	406,882

Jack in the Box Inc.(b)	13,721	269,892

McDonald’s Corp.	5,278	329,559

Yum! Brands, Inc.	9,168	320,605

		1,632,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

	Shares	Value

Soft Drinks–3.54%
Coca-Cola Co. (The)	5,766	$328,662

PepsiCo, Inc.	6,425	390,640

		719,302

Specialty Stores–2.61%
PetSmart, Inc.	8,034	214,428

Staples, Inc.	12,843	315,809

		530,237

Total Common Stocks & Other Equity Interests (Cost $17,245,019)		20,127,861

Money Market Funds–1.34%
Liquid Assets Portfolio–Institutional Class(e)	136,720	136,720

Premier Portfolio–Institutional Class(e)	136,720	136,720

Total Money Market Funds (Cost $273,440)		273,440

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.29% (Cost $17,518,459)		20,401,301

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.87%
Liquid Assets Portfolio–Institutional Class (Cost $380,320)(e)(f)	380,320	380,320

TOTAL INVESTMENTS–102.16% (Cost $17,898,779)		20,781,621

OTHER ASSETS LESS LIABILITIES–(2.16)%		(439,963)

NET ASSETS–100.00%		$20,341,658

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	Each unit represents one common share and one trust share.
(e)	The money market fund and the Fund are affiliated by having the same investment advisor.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $17,245,019)*	$20,127,861

Investments in affiliated money market funds, at value and cost	653,760

Total investments, at value (Cost $17,898,779)	20,781,621

Foreign currencies, at value (Cost $4,512)	4,497

Receivables for:
Fund shares sold	53

Dividends	31,780

Investment for trustee deferred compensation and retirement plans	8,521

Total assets	20,826,472

Liabilities:
Payables for:
Fund shares reacquired	48,054

Collateral upon return of securities loaned	380,320

Accrued fees to affiliates	15,612

Accrued other operating expenses	29,275

Trustee deferred compensation and retirement plans	11,553

Total liabilities	484,814

Net assets applicable to shares outstanding	$20,341,658

Net assets consist of:
Shares of beneficial interest	$23,227,676

Undistributed net investment income	89,315

Undistributed net realized gain (loss)	(5,858,086)

Unrealized appreciation	2,882,753

$20,341,658

Net Assets:
Series I	$20,332,847

Series II	$8,811

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,104,494

Series II	1,345

Series I:
Net asset value per share	$6.55

Series II:
Net asset value per share	$6.55

*	At December 31, 2009, securities with an aggregate value of $372,002 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $5,067)	$299,737

Dividends from affiliated money market funds (includes securities lending income of $7,121)	10,783

Total investment income	310,520

Expenses:
Advisory fees	136,688

Administrative services fees	95,528

Custodian fees	11,645

Distribution fees — Series II	17

Transfer agent fees	1,703

Trustees’ and officers’ fees and benefits	20,154

Professional services fees	40,168

Other	11,194

Total expenses	317,097

Less: Fees waived	(133,826)

Net expenses	183,271

Net investment income	127,249

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,612,347)

Foreign currencies	(19,431)

(3,631,778)

Change in net unrealized appreciation of:
Investment securities	8,735,318

Foreign currencies	6,018

8,741,336

Net realized and unrealized gain	5,109,558

Net increase in net assets resulting from operations	$5,236,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$127,249	$349,505

Net realized gain (loss)	(3,631,778)	(1,784,774)

Change in net unrealized appreciation (depreciation)	8,741,336	(14,045,503)

Net increase (decrease) in net assets resulting from operations	5,236,807	(15,480,772)

Distributions to shareholders from net investment income:
Series I	(347,842)	(301,961)

Series II	(128)	(66)

Total distributions from net investment income	(347,970)	(302,027)

Distributions to shareholders from net realized gains:
Series I	—	(4,987,772)

Series II	—	(1,573)

Total distributions from net realized gains	—	(4,989,345)

Share transactions-net:
Series I	(2,556,830)	(3,824,172)

Series II	1,158	2,197

Net increase (decrease) in net assets resulting from share transactions	(2,555,672)	(3,821,975)

Net increase (decrease) in net assets	2,333,165	(24,594,119)

Net assets:
Beginning of year	18,008,493	42,602,612

End of year (includes undistributed net investment income of $89,315 and $329,467, respectively)	$20,341,658	$18,008,493

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Leisure Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Leisure Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. Leisure Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

AIM V.I. Leisure Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $133,826.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $45,528 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

AIM V.I. Leisure Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$19,375,166	$1,406,455	$—	$20,781,621

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $1,860.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,804 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$347,970	$770,666

Long-term capital gain	—	4,520,706

Total distributions	$347,970	$5,291,372

AIM V.I. Leisure Fund

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$103,408

Net unrealized appreciation — investments	2,851,773

Net unrealized appreciation (depreciation) — other investments	(88)

Temporary book/tax differences	(12,204)

Capital loss carryforward	(5,827,017)

Post-October deferrals	(1,890)

Shares of beneficial interest	23,227,676

Total net assets	$20,341,658

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$850,432

December 31, 2017	4,976,585

Total capital loss carryforward	$5,827,017

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $10,660,339 and $12,356,777, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,907,210

Aggregate unrealized (depreciation) of investment securities	(1,055,437)

Net unrealized appreciation of investment securities	$2,851,773

Cost of investments for tax purposes is $17,929,848.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2009, undistributed net investment income (loss) was decreased by $19,431; undistributed net realized gain (loss) was increased by $19,431. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Leisure Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years Ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	15,116	$86,339	32,750	$235,861

Series II	195	1,057	60	571

Issued as reinvestment of dividends:
Series I	54,350	347,842	1,102,028	5,289,732

Series II	20	128	341	1,639

Reacquired:
Series I	(553,001)	(2,991,011)	(909,436)	(9,349,765)

Series II	(5)	(27)	(2)	(13)

Net increase (decrease) in share activity	(483,325)	$(2,555,672)	225,741	$(3,821,975)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 99% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with this entity whereby this entity sells units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$5.02	$0.04	(c)	$1.60	$1.64	$(0.11)	$—	$(0.11)	$6.55	32.78%	$20,333	1.01	%(d)	1.74	%(d)	0.69	%(d)	61%
Year ended 12/31/08	12.67	0.12	(c)	(5.67)	(5.55)	(0.12)	(1.98)	(2.10)	5.02	(43.04)	18,003	1.01		1.44		1.15		7
Year ended 12/31/07	13.82	0.09		(0.15)	(0.06)	(0.24)	(0.85)	(1.09)	12.67	(0.79)	42,593	1.01		1.28		0.50		15
Year ended 12/31/06	11.86	0.07		2.83	2.90	(0.16)	(0.78)	(0.94)	13.82	24.61	52,820	1.01		1.26		0.54		14
Year ended 12/31/05	12.38	0.04		(0.19)	(0.15)	(0.14)	(0.23)	(0.37)	11.86	(1.19)	54,192	1.16		1.31		0.34		32

Series II
Year ended 12/31/09	5.02	0.02	(c)	1.61	1.63	(0.10)	—	(0.10)	6.55	32.47	9	1.26	(d)	1.99	(d)	0.44	(d)	61
Year ended 12/31/08	12.63	0.09	(c)	(5.64)	(5.55)	(0.08)	(1.98)	(2.06)	5.02	(43.17)	6	1.26		1.69		0.90		7
Year ended 12/31/07	13.78	0.05		(0.15)	(0.10)	(0.20)	(0.85)	(1.05)	12.63	(1.13)	9	1.26		1.53		0.25		15
Year ended 12/31/06	11.84	0.04		2.82	2.86	(0.14)	(0.78)	(0.92)	13.78	24.28	14	1.26		1.51		0.29		14
Year ended 12/31/05	12.37	0.02		(0.19)	(0.17)	(0.13)	(0.23)	(0.36)	11.84	(1.37)	11	1.36		1.56		0.14		32

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than on year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $18,218 and $7 for Series I and Series II shares, respectively.

AIM V.I. Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,236.70	$5.69	$1,020.11	$5.14	1.01%

Series II	1,000.00	1,236.10	7.10	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Leisure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	69.43%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Leisure Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None
		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans
			Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Mid Cap Core Equity Fund
Annual Report to Shareholders ■ December 31, 2009

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2009, AIM V.I. Mid Cap Core Equity Fund’s returns, excluding variable product issuer charges, compared favorably to the broad market as measured by the S&P 500 Index, but lagged the Russell Midcap Index, the Fund’s style-specific benchmark.
    The Fund’s relative results were primarily due to its large allocation to cash, which muted returns in a rising market, and an underweight position in the consumer discretionary sector. While stock selection in the information technology (IT) sector detracted from results relative to the benchmark, IT was the largest contributor to the Fund’s absolute returns. The energy and health care sectors also contributed to the Fund’s absolute returns, while the telecommunication services sector was the largest detractor.
   Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	30.21%

Series II Shares	29.85

S&P 500 Index▼ (Broad Market Index)	26.47

Russell Midcap Index▼ (Style-Specific Index)	40.48

Lipper VUF Mid-Cap Core Funds Index▼ (Peer Group Index)	33.03

▼	Lipper Inc.

How we invest
We seek to manage your Fund as what we term a “conservative cornerstone” – a stable foundational component within a well-diversified portfolio of assets that provides attractive upside participation during buoyant equity markets and downside protection during weak equity markets. As part of a well-diversified asset allocation strategy, the Fund is intended to complement more aggressive or cyclical investment strategies.
   We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
   Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s fair value. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
   We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

Market conditions and your Fund
The year covered by this report was characterized by two dramatically different market environments. In early 2009, equity markets declined steeply as credit markets froze and risk premiums rose dramatically in response to the global recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to liquidity improved and market valuations in both the credit and equity markets recovered from the March 2009 lows.
   Major equity indexes generated positive returns for the year, with economically sensitive sectors such as IT, consumer discretionary and materials delivering the highest returns, while the traditionally defensive telecommunication services, consumer staples and utilities sectors had some of the lowest returns.1
   The largest contributor to the Fund’s results was Newfield Exploration, an oil and gas exploration and production fi rm. Newfield faced headwinds from depressed commodity prices. However, this was partially offset by the company’s successful oil hedges, high-returning oil fields, increased operating efficiencies and lower drilling costs. We believe the firm has an attractive, globally diversified drilling base that should position it well for a commodities recovery. While we believe energy is on the path to recovery as inventories stabilize, the demand picture is still somewhat uncertain. As such, our energy exposure was biased towards natural gas production and related services companies.
   Another large contributor to the Fund’s results was industrial conglomerate Tyco International, which operates in a variety of dissimilar industries such as security solutions, fire protection and fluid valves. The market downturn provided us an opportunity to build a larger position in the stock as it traded lower. As conditions improved later in the year, the company

Portfolio Composition
By sector

Health Care	19.7%

Information Technology	15.8

Industrials	13.7

Energy	8.9

Consumer Staples	8.5

Financials	8.4

Consumer Discretionary	6.0

Materials	4.2

Telecommunication Services	1.0

Utilities	0.8

Money Market Funds Plus

Other Assets Less Liabilities	13.0

Top 10 Equity Holdings*

1.	Symantec Corp.	2.3%

2.	People’s United Financial Inc.	2.2

3.	Henkel AG & Co. KGaA-Pfd.	2.0

4.	Safeway Inc.	1.9

5.	Zimmer Holdings, Inc.	1.8

6.	Sigma-Aldrich Corp.	1.8

7.	Precision Castparts Corp.	1.7

8.	Newfield Exploration Co.	1.6

9.	Progressive Corp. (The)	1.6

10.	Amdocs Ltd.	1.6

Total Net Assets	$488.4 million

Total Number of Holdings*	84
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

AIM V.I. Mid Cap Core Equity Fund

reported good operating results due to improving margins and solid retention rates, and the stock performed well amid improving economic sentiment.
   Network storage company NetApp was another top contributor to results. We believe the company is well positioned as demand for data storage is growing rapidly throughout the world and at a faster rate than IT spending overall. The stock performed well during the year as the company continued to gain market share while maintaining better-than-expected margins during the downturn. As economic conditions improved and IT spending recovered later in the year, the company’s revenues recovered strongly and margins snapped back.
    The largest detractor from Fund performance was Alliance Data Systems. The company offers private label (non-bank) credit card and customer loyalty services to clients such as specialty retailers. With higher unemployment rates, credit card delinquencies have increased, and the company has been hurt by a high rate of charge-offs from bad debts. We eliminated this holding from the Fund in the early part of the year.
    Another detractor was Rockwell Automation, which produces industrial process-control equipment to make factories more efficient. The stock sold off sharply in early 2009 as investors fled cyclical industries in the face of mounting economic woes. While the company’s balance sheet and cash flows remained solid, the cyclical decline in demand caused revenues to shrink. We eliminated this holding from the Fund during the year.
   While the Fund was largely underexposed to financials during the credit crisis, we took the opportunity to invest in what we viewed as higher quality banks. However, Fund holding BB&T negatively affected the Fund’s results. Generally, we believed BB&T was a well-capitalized survivor of the credit crisis, as evidenced by the fact that it passed the federal “stress test” and repaid funds advanced under the government’s Troubled Asset Relief Program. While BB&T’s credit losses rose in 2009 (and will likely continue to rise), we attributed the stock’s poor performance more to the industry-wide downdraft than to company-specific factors. Nonetheless, we eliminated our position in BB&T as we perceived better relative opportunities elsewhere in the sector.
   Our cash weighting fluctuated during the year as we took advantage of market turmoil to invest in high quality companies that we believed had been unduly punished. As many of these companies rallied sharply in the second half of 2009, we used the opportunity to take profits. Thus, the Fund’s cash weighting was up to approximately 13% of total assets at the end of the year. Our cash holdings benefited the Fund during the market downturn, and hindered returns during the rally.
   Maintaining a conservative approach is an enduring part of our investment strategy. In the face of significant market volatility, we sought judicious long-term investments in high quality businesses that are not heavily dependent on external sources of financing. At the end of the year, our largest sector weightings were in IT and health care. Our allocation to the consumer discretionary sector remained low, as we believed it will be difficult for many of these companies to recover to pre-crisis earnings levels in the near-term.
   We have recently endured one of the most challenging economic periods in recent history, and while the apparent end to the recession is encouraging, we believe that a long and perhaps uneven recovery lies ahead. Indeed, much of the recent economic improvement has been due to a reduced rate of deterioration, and a number of questions remain concerning employment, consumer spending, housing and the eventual removal of fiscal and monetary stimulus. For this reason, we believe that equity markets will remain trendless and volatility is likely to continue for the foreseeable future.
   Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for investors’ portfolios, seeking to provide upside participation with downside protection, so that over a full market cycle the Fund may deliver favorable investment results with reduced risk.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Ronald Sloan
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Mid Cap Core Equity Fund. Mr. Sloan has worked in the investment industry since 1971 and joined Invesco Aim in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.

Douglas Asiello
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Mid Cap Core Equity Fund. He joined Invesco Aim in 2001. Mr. Asiello graduated summa cum laude with Phil Beta Kappa honors from Vanderbilt University, where he earned a B.A. in international relations and Spanish. He earned an M.B.A. with a concentration in finance from the Wharton School at the University of Pennsylvania. He also earned an M.A. in international management from the Joseph H. Lauder Institute of Management and International Studies.

Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Mid Cap Core Equity Fund. He began his investment career in 1988 and joined Invesco Aim in 2004. He earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.
Assisted by the Mid/Large Cap Core Team

AIM V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment - Oldest Share Classes since Inception
Index data from 8/31/01, Fund data from 9/10/01

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
   This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/09

Series I Shares

Inception (9/10/01)	6.51%

5 Years	4.07

1 Year	30.21

Series II Shares

Inception (9/10/01)	6.25%

5 Years	3.80

1 Year	29.85
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
   The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
   The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
   AIM V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
   The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund
To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.
   The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
   Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
   The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
   Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
   Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
   Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
   Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
   There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
   Stocks fall into three broad market capitalization categories – large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.
   The prices of securities held by the Fund may decline in response to market risks.
   The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
   The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
   The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
   The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
   A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
   The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
   Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

AIM V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–85.00%
Aerospace & Defense–3.52%
Goodrich Corp.	81,443	$5,232,713

ITT Corp.	78,119	3,885,639

Precision Castparts Corp.	73,258	8,084,020

		17,202,372

Apparel, Accessories & Luxury Goods–1.13%
Carter’s, Inc.(b)	210,181	5,517,251

Asset Management & Custody Banks–1.28%
Legg Mason, Inc.	207,225	6,249,906

Auto Parts & Equipment–1.25%
WABCO Holdings Inc.	236,406	6,096,911

Biotechnology–0.64%
Biogen Idec Inc.(b)	30,845	1,650,208

Genzyme Corp.(b)	30,621	1,500,735

		3,150,943

Communications Equipment–3.22%
Juniper Networks, Inc.(b)	148,209	3,952,734

Motorola, Inc.(b)	743,563	5,770,049

Polycom, Inc.(b)	240,128	5,995,996

		15,718,779

Computer Storage & Peripherals–1.25%
NetApp, Inc.(b)	176,976	6,086,205

Data Processing & Outsourced Services–0.67%
Western Union Co. (The)	172,748	3,256,300

Distributors–0.90%
Genuine Parts Co.	115,388	4,380,128

Education Services–0.38%
Apollo Group, Inc.–Class A(b)	30,573	1,852,112

Electrical Components & Equipment–0.89%
Thomas & Betts Corp.(b)	121,966	4,365,163

Electronic Equipment & Instruments–1.50%
Agilent Technologies, Inc.(b)	235,241	7,308,938

Electronic Manufacturing Services–0.89%
Molex Inc.	201,133	4,334,416

Environmental & Facilities Services–1.56%
Republic Services, Inc.	269,435	7,627,705

	Shares
Food Retail–2.23%
Kroger Co. (The)	70,000	1,437,100

Safeway Inc.	443,499	9,442,094

		10,879,194

Gas Utilities–0.83%
UGI Corp.	166,994	4,039,585

Health Care Equipment–7.31%
Boston Scientific Corp.(b)	814,189	7,327,701

Hospira, Inc.(b)	132,493	6,757,143

St. Jude Medical, Inc.(b)	28,088	1,033,077

Teleflex Inc.	72,574	3,911,013

Varian Medical Systems, Inc.(b)	163,193	7,645,592

Zimmer Holdings, Inc.(b)	152,856	9,035,318

		35,709,844

Health Care Facilities–0.82%
Rhoen-Klinikum AG (Germany)(c)	163,261	3,987,732

Health Care Services–2.45%
DaVita, Inc.(b)	70,515	4,142,051

Laboratory Corp. of America Holdings(b)	43,870	3,283,231

Quest Diagnostics Inc.	74,881	4,521,315

		11,946,597

Health Care Supplies–1.58%
Cooper Cos., Inc. (The)	184,761	7,043,089

Immucor, Inc.(b)	33,460	677,231

		7,720,320

Household Products–0.92%
Energizer Holdings, Inc.(b)	73,499	4,504,019

Industrial Conglomerates–1.25%
Tyco International Ltd.	170,653	6,088,899

Industrial Gases–0.98%
Air Products & Common Chemicals, Inc.	59,038	4,785,620

Industrial Machinery–4.63%
Actuant Corp.–Class A	42,474	787,043

Atlas Copco A.B.–Class A (Sweden)	410,693	5,997,179

Danaher Corp.	73,294	5,511,709

Pall Corp.	147,546	5,341,165

Parker Hannifin Corp.	92,746	4,997,154

		22,634,250

Insurance Brokers–0.60%
Marsh & McLennan Cos., Inc.	133,167	2,940,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

	Shares	Value

IT Consulting & Other Services–1.59%
Amdocs Ltd.(b)	272,428	$7,772,371

Leisure Products–1.09%
Hasbro, Inc.	165,561	5,307,886

Life Sciences Tools & Services–4.75%
Pharmaceutical Product Development, Inc.	268,083	6,283,866

Techne Corp.	56,997	3,907,714

Thermo Fisher Scientific, Inc.(b)	157,100	7,492,099

Waters Corp.(b)	89,342	5,535,630

		23,219,309

Managed Health Care–0.20%
Health Net Inc.(b)	42,831	997,534

Multi-Sector Holdings–0.23%
PICO Holdings, Inc.(b)	34,688	1,135,338

Office Electronics–1.18%
Xerox Corp.	682,359	5,772,757

Office Services & Supplies–0.94%
Pitney Bowes Inc.	202,456	4,607,899

Oil & Gas Drilling–0.76%
Helmerich & Payne, Inc.	92,949	3,706,806

Oil & Gas Equipment & Services–2.62%
BJ Services Co.	357,177	6,643,492

Dresser-Rand Group, Inc.(b)	99,956	3,159,609

Smith International, Inc.	109,698	2,980,495

		12,783,596

Oil & Gas Exploration & Production–3.84%
Chesapeake Energy Corp.	84,639	2,190,457

Newfield Exploration Co.(b)	162,715	7,847,744

Penn West Energy Trust (Canada)	136,396	2,400,570

Pioneer Natural Resources Co.	58,254	2,806,095

Southwestern Energy Co.(b)	72,398	3,489,584

		18,734,450

Oil & Gas Refining & Marketing–0.30%
Valero Energy Corp.	88,538	1,483,012

Oil & Gas Storage & Transportation–1.38%
Williams Cos., Inc. (The)	319,431	6,733,605

Packaged Foods & Meats–2.61%
Cadbury PLC (United Kingdom)	540,497	6,958,129

Del Monte Foods Co.	139,346	1,580,184

Sara Lee Corp.	344,478	4,195,742

		12,734,055

Personal Products–0.79%
Avon Products, Inc.	121,905	3,840,007

Pharmaceuticals–1.89%
Allergan, Inc./United States	111,282	7,011,879

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	39,434	2,215,402

		9,227,281

Property & Casualty Insurance–2.49%
Axis Capital Holdings Ltd.	151,259	4,297,268

Progressive Corp. (The)(b)	435,975	7,843,190

		12,140,458

Research & Consulting Services–0.84%
Dun & Bradstreet Corp.	48,956	4,130,418

Semiconductors–3.22%
Linear Technology Corp.	243,823	7,446,355

Microchip Technology Inc.	93,673	2,722,137

Xilinx, Inc.	222,418	5,573,795

		15,742,287

Specialized Consumer Services–1.25%
H&R Block, Inc.	270,757	6,124,523

Specialized Finance–1.57%
Moody’s Corp.	285,896	7,662,013

Specialty Chemicals–3.26%
International Flavors & Fragrances Inc.	177,991	7,322,550

Sigma-Aldrich Corp.	170,003	8,590,251

		15,912,801

Systems Software–2.29%
Symantec Corp.(b)	625,568	11,191,412

Thrifts & Mortgage Finance–2.21%
People’s United Financial Inc.	647,586	10,814,686

Wireless Telecommunication Services–1.02%
MetroPCS Communications, Inc.(b)	651,361	4,969,884

Total Common Stocks & Other Equity Interests (Cost $343,588,542)		415,127,904

Preferred Stocks–2.00%
Household Products–2.00%
Henkel AG & Co. KGaA(Germany)–Pfd. (Cost $7,284,866)	187,454	9,746,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

	Shares	Value

Money Market Funds–12.29%
Liquid Assets Portfolio–Institutional Class(d)	30,023,665	$30,023,665

Premier Portfolio–Institutional Class(d)	30,023,665	30,023,665

Total Money Market Funds (Cost $60,047,330)		60,047,330

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.29% (Cost $410,920,738)		484,921,276

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.01%
Liquid Assets Portfolio–Institutional Class (Cost $42,106)(d)(e)	42,106	42,106

TOTAL INVESTMENTS–99.30% (Cost $410,962,844)		484,963,382

OTHER ASSETS LESS LIABILITIES–0.70%		3,398,387

NET ASSETS–100.00%		$488,361,769

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $350,873,408)*	$424,873,946

Investments in affiliated money market funds, at value and cost	60,089,436

Total investments, at value (Cost $410,962,844)	484,963,382

Foreign currencies, at value (Cost $567,421)	566,365

Receivables for:
Investments sold	1,029,711

Fund shares sold	2,734,942

Dividends	568,096

Foreign currency contracts outstanding	112,609

Investment for trustee deferred compensation and retirement plans	17,832

Total assets	489,992,937

Liabilities:
Payables for:
Fund shares reacquired	909,530

Amount due custodian	212,888

Collateral upon return of securities loaned	42,106

Accrued fees to affiliates	344,214

Accrued other operating expenses	58,116

Trustee deferred compensation and retirement plans	64,314

Total liabilities	1,631,168

Net assets applicable to shares outstanding	$488,361,769

Net assets consist of:
Shares of beneficial interest	$486,836,142

Undistributed net investment income	2,389,712

Undistributed net realized gain (loss)	(74,975,445)

Unrealized appreciation	74,111,360

$488,361,769

Net Assets:
Series I	$432,232,876

Series II	$56,128,893

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	39,588,018

Series II	5,183,253

Series I:
Net asset value per share	$10.92

Series II:
Net asset value per share	$10.83

*	At December 31, 2009, securities with an aggregate value of $40,053 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $100,705)	$6,408,732

Dividends from affiliated money market funds (includes securities lending income of $206,175)	471,072

Total investment income	6,879,804

Expenses:
Advisory fees	3,073,300

Administrative services fees	1,157,545

Custodian fees	39,128

Distribution fees — Series II	127,667

Transfer agent fees	35,422

Trustees’ and officers’ fees and benefits	32,519

Other	67,045

Total expenses	4,532,626

Less: Fees waived	(87,044)

Net expenses	4,445,582

Net investment income	2,434,222

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $7,225)	(61,236,794)

Foreign currencies	40,160

Foreign currency contracts	(677,261)

(61,873,895)

Change in net unrealized appreciation (depreciation) of:
Investment securities	174,119,314

Foreign currencies	(4,169)

Foreign currency contracts	402,689

174,517,834

Net realized and unrealized gain	112,643,939

Net increase in net assets resulting from operations	$115,078,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$2,434,222	$5,619,494

Net realized gain (loss)	(61,873,895)	(7,003,370)

Change in net unrealized appreciation (loss)	174,517,834	(172,441,157)

Net increase (decrease) in net assets resulting from operations	115,078,161	(173,825,033)

Distributions to shareholders from net investment income:
Series I	(5,080,173)	(7,372,511)

Series II	(530,907)	(829,282)

Total distributions from net investment income	(5,611,080)	(8,201,793)

Distributions to shareholders from net realized gains:
Series I	(4,902,328)	(53,615,148)

Series II	(669,176)	(7,340,647)

Total distributions from net realized gains	(5,571,504)	(60,955,795)

Share transactions-net:
Series I	(11,987,008)	(19,282,609)

Series II	(4,824,114)	(1,143,742)

Net increase (decrease) in net assets resulting from share transactions	(16,811,122)	(20,426,351)

Net increase (decrease) in net assets	87,084,455	(263,408,972)

Net assets:
Beginning of year	401,277,314	664,686,286

End of year (includes undistributed net investment income of $2,389,712 and $5,536,478, respectively)	$488,361,769	$401,277,314

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Mid Cap Core Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. Mid Cap Core Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

AIM V.I. Mid Cap Core Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $87,044.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $107,498 for accounting and fund administrative services and reimbursed $1,050,047 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation

AIM V.I. Mid Cap Core Equity Fund

inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$458,274,301	$26,689,081	$—	$484,963,382

Other Investments*	—	112,609	—	112,609

Total Investments	$458,274,301	$26,801,690	$—	$485,075,991

*	Other Investments include foreign currency contracts, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$112,609	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(677,261)

Change in Unrealized Appreciation
Currency risk	$402,689

Total	$(274,572)

*	The average value of foreign currency contracts outstanding during the period was $4,505,511.

Open Foreign Currency Contracts
Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

3/04/10	GBP	2,180,000	USD	3,633,842	$3,521,233	$112,609

Total open foreign currency contracts						$112,609

Currency Abbreviations:
GBP	– British Pound Sterling
USD	– U.S. Dollar

AIM V.I. Mid Cap Core Equity Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities sales of $86,599, which resulted in net realized gains of $7,225.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,744 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$5,621,148	$14,978,987

Long-term capital gain	5,561,436	54,178,601

Total distributions	$11,182,584	$69,157,588

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$2,455,392

Net unrealized appreciation — investments	69,877,375

Net unrealized appreciation (depreciation) — other investments	(1,788)

Temporary book/tax differences	(65,679)

Capital loss carryover	(70,739,673)

Shares of beneficial interest	486,836,142

Total net assets	$488,361,769

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$70,739,673

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. Mid Cap Core Equity Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $149,760,964 and $194,455,130, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$81,939,474

Aggregate unrealized (depreciation) of investment securities	(12,062,099)

Net unrealized appreciation of investment securities	$69,877,375

Cost of investments for tax purposes is $415,086,007.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2009, undistributed net investment income was increased by $30,092, undistributed net realized gain (loss) was decreased by $30,092. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

		Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	3,776,568	$34,511,811	1,980,935	$25,879,573

Series II	1,852,803	16,828,951	2,495,197	33,372,144

Issued as reinvestment of dividends:
Series I	939,088	9,982,501	7,277,763	60,987,657

Series II	113,860	1,200,083	983,144	8,169,929

Reacquired:
Series I	(6,211,044)	(56,481,320)	(8,365,253)	(106,149,839)

Series II	(2,477,573)	(22,853,148)	(3,256,102)	(42,685,815)

Net increase (decrease) in share activity	(2,006,298)	$(16,811,122)	1,115,684	$(20,426,351)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Mid Cap Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$8.59	$0.06	(c)	$2.53	$2.59	$(0.13)	$(0.13)	$(0.26)	$10.92	30.21%	$432,233	1.02	%(d)	1.04	%(d)	0.60	%(d)	41%
Year ended 12/31/08	14.57	0.14	(c)	(4.33)	(4.19)	(0.22)	(1.57)	(1.79)	8.59	(28.52)	352,788	1.01		1.04		1.05		62
Year ended 12/31/07	13.52	0.19		1.11	1.30	(0.04)	(0.21)	(0.25)	14.57	9.55	585,608	1.00		1.01		1.23		62
Year ended 12/31/06	13.61	0.14		1.39	1.53	(0.14)	(1.48)	(1.62)	13.52	11.24	581,154	1.04		1.04		0.93		83
Year ended 12/31/05	13.11	0.06		0.94	1.00	(0.07)	(0.43)	(0.50)	13.61	7.62	584,860	1.03		1.03		0.50		70

Series II
Year ended 12/31/09	8.52	0.03	(c)	2.51	2.54	(0.10)	(0.13)	(0.23)	10.83	29.85	56,129	1.27	(d)	1.29	(d)	0.35	(d)	41
Year ended 12/31/08	14.45	0.10	(c)	(4.28)	(4.18)	(0.18)	(1.57)	(1.75)	8.52	(28.68)	48,489	1.26		1.29		0.80		62
Year ended 12/31/07	13.42	0.13		1.12	1.25	(0.01)	(0.21)	(0.22)	14.45	9.29	79,079	1.25		1.26		0.98		62
Year ended 12/31/06	13.52	0.10		1.38	1.48	(0.10)	(1.48)	(1.58)	13.42	10.98	56,766	1.29		1.29		0.68		83
Year ended 12/31/05	13.04	0.03		0.92	0.95	(0.04)	(0.43)	(0.47)	13.52	7.27	50,380	1.28		1.28		0.25		70

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $372,836 and $51,067 for Series I and Series II shares, respectively.

AIM V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 10, 2010
Houston, Texas

AIM V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009, through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,215.80	$5.70	$1,020.06	$5.19	1.02%

Series II	1,000.00	1,214.50	7.09	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$5,561,435
Corporate Dividends Received Deduction*	84.47%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Mid Cap Core Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None
		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans
			Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers - (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Money Market Fund
Annual Report to Shareholders ■ December 31, 2009

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
Yields on shares of AIM V.I. Money Market Fund declined significantly during the year ended December 31, 2009. The seven-day SEC yield on the Fund’s Series I shares was 0.76% at the beginning of the year and 0.02% at its close. The seven-day SEC yield on the Fund’s Series II shares was 0.52% at the beginning of the year and 0.02% at its close. (Had the adviser not waived fees and/or reimbursed expenses, the seven-day SEC yield on the Fund’s Series I and Series II shares would have been -2.48% and -4.48%, respectively, as of December 31, 2009.)
   As of December 31, 2009, the Fund’s total net assets stood at $35.1 million and the Fund’s weighted average maturity was 34 days.

How we invest
The Fund invests only in high-quality, U.S.-dollar-denominated, short-term debt obligations, including:
■	Securities issued by the U.S. government and its agencies.
■	Bankers’ acceptances, certificates of deposit and time deposits from U.S. and foreign banks.
■	Repurchase agreements.
■	Commercial paper.
■	Taxable municipal securities.
■	Master notes.
■	Cash equivalents.
   The Fund may invest a portion of its assets in U.S.-dollar-denominated foreign securities. The Fund invests in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments. In selecting securities for the Fund, we focus on securities that offer safety, liquidity and a competitive yield.

Market conditions and your Fund
At the start of the year covered by this report, there was widespread pessimism about where the economy and markets were headed; there was genuine fear that we might be facing the possibility of a global depression and that credit and equity markets could collapse. By early March 2009, however, the unprecedented, coordinated actions of governments and central banks around the world appeared likely to have averted catastrophe, causing global stock markets to rebound. They continued to rise virtually uninterrupted for the remainder of the year.
   At the start of 2009, fear of economic calamity caused corporations and individual investors to sell equities, raise cash and seek out relatively safe, liquid and short-term investments – particularly
U.S. Treasury securities. This heightened demand for such investments caused yields to decline from already low rates. Even after credit markets calmed somewhat and stock markets bottomed, many risk-averse investors continued to seek refuge in cash or cash equivalents.
   The U.S. economy remained weak for much of the year. After contracting in the third and fourth quarters of 2008, U.S. gross domestic product (GDP) – the broadest measure of overall economic activity – contracted at annualized rates of 6.4% and 0.7% in the first and second quarters of 2009, respectively.1 In the third quarter, GDP expanded at an annualized rate of 2.2%, its strongest quarterly rate of growth in two years.1
   In its final monetary policy announcement of 2009, the U.S. Federal Reserve (the Fed) cited several hopeful signs that economic activity was picking up.2 The Fed said:
■	The housing sector showed some signs of recent improvement.
■	Household spending appeared to be expanding moderately, despite high unemployment, modest income growth and tight credit.
■	Businesses continued to cut back on fixed investment, albeit at a slower pace than previously.
   Nonetheless, unemployment statistics cast a pall over other data showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 2009.3 Even workers who remained employed worried about their individual job security.
   As a result, many Americans decided to spend less and save more. One government estimate suggested Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7%

in 2008.1 That same estimate suggested Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
   At the start of 2009, three-month Treasury bills yielded 0.11% and 30-year Treasury bonds yielded 2.69%.4 By December 31, 2009, yields on three-month Treasuries had declined to 0.07% while yields on 30-year Treasuries had risen to 4.64%.4 Low yields on short-term Treasuries were due chiefly to the Fed’s stimulative monetary policies that began in 2008 – and investor preference for relatively safe, liquid and short-term investments during a period of economic uncertainty. Because money market funds invest in such securities, the yield you earned on your investment in AIM V.I. Money Market Fund remained low throughout 2009.
   On a positive note, the yield curve was positive (meaning that short-term yields were lower than long-term yields) and it generally steepened throughout 2009. (A yield curve is a graph that shows the yields of similarly rated fixed income investments according to their maturities.) While no one can predict the future performance of the economy, positive and steepening yield curves historically have signaled relative economic health and expansion.
   Thank you for your investment in AIM V.I. Money Market Fund.

1	Bureau of Economic Analysis
2	U.S. Federal Reserve
3	Bureau of Labor Statistics
4	Barclays Capital

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
Team managed by Invesco Advisers, Inc.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invescoaim.com for the most recent month-end performance.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and is not a deposit or other obligation of, or guaranteed by, a depository institution. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

AIM V.I. Money Market Fund

AIM V.I. Money Market Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund
Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
   Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
   Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
   There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

   The prices of securities held by the Fund may decline in response to market risks.
   The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.
   If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement.
   To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
   The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

Portfolio Composition
Maturity distribution of Fund holdings, in days, as of 12/31/09

1-7	32.8%

8-30	27.4

31-90	34.8

91-180	2.2

181+	2.8
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please see your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
   AIM V.I. Money Market Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
   The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
   Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

AIM V.I. Money Market Fund

Schedule of Investments

December 31, 2009

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Commercial Paper–69.54%(a)
Asset-Backed Securities–Commercial Loans/Leases–2.84%
Atlantis One Funding Corp.(b)(c)	0.40%	02/09/10	$1,000	$999,567

Asset-Backed Securities–Consumer Receivables–17.02%
Amsterdam Funding Corp.(b)	0.19%	02/03/10	1,000	999,826

Bryant Park Funding LLC(b)	0.18%	01/15/10	1,000	999,930

Old Line Funding, LLC(b)	0.30%	02/10/10	1,536	1,535,488

Sheffield Receivables Corp.(b)	0.21%	01/07/10	450	449,984

Sheffield Receivables Corp.(b)	0.22%	01/08/10	1,000	999,957

Thunder Bay Funding, LLC(b)	0.32%	02/12/10	1,000	999,627

				5,984,812

Asset-Backed Securities–Fully Backed–4.26%
Straight-A Funding LLC–Series 1, (CEP–Federal Financing Bank)(b)	0.21%	01/11/10	1,500	1,499,912

Asset-Backed Securities–Fully Supported Bank–12.79%
Clipper Receivables Co., LLC (CEP–State Street Bank & Trust)(b)	0.25%	01/05/10	1,000	999,972

Crown Point Capital Co., LLC–Series A, (Multi CEP’s-Liberty Hampshire Co., LLC; agent)(b)	0.50%	01/06/10	1,000	999,931

LMA-Americas LLC (CEP–Credit Agricole S.A.)(b)(c)	0.20%	02/19/10	700	699,810

Surrey Funding Corp. (CEP–Barclays Bank PLC)(b)(c)	0.22%	01/15/10	1,100	1,099,906

Surrey Funding Corp. (CEP–Barclays Bank PLC)(b)(c)	0.22%	03/09/10	700	699,713

				4,499,332

Asset-Backed Securities–Multi-Purpose–12.99%
Atlantic Asset Securitization LLC(b)	0.22%	03/11/10	1,380	1,379,418

Ciesco, LLC(b)	0.20%	01/13/10	750	749,950

Gemini Securitization Corp., LLC(b)	0.20%	01/12/10	1,500	1,499,908

Regency Markets No. 1, LLC(b)(c)	0.22%	01/13/10	941	940,931

				4,570,207

Asset-Backed Securities–Securities–4.41%
Cancara Asset Securitisation Ltd./LLC(b)(c)	0.30%	01/13/10	1,000	999,900

Cancara Asset Securitisation Ltd./LLC(b)(c)	0.25%	02/16/10	550	549,824

				1,549,724

Diversified Banks–10.97%
Banco Bilbao Vizcaya Argentaria, S.A.(c)	0.24%	03/19/10	1,000	999,487

Banco Bilbao Vizcaya Argentaria, S.A.(c)	0.26%	04/30/10	800	799,312

Lloyds TSB Bank PLC(c)	0.20%	02/17/10	1,060	1,059,723

Societe Generale North America, Inc.(c)	0.35%	01/25/10	1,000	999,770

				3,858,292

Regional Banks–4.26%
ANZ National (Int’l) Ltd.(b)(c)	0.23%	03/01/10	1,500	1,499,435

Total Commercial Paper (Cost $24,461,281)				24,461,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Demand Notes–18.40%(d)
Credit Enhanced–18.40%
Benjamin Rose Institute (The) (Kethley House); Series 2005, Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(e)	0.29%	12/01/28	$1,800	$1,800,000

Hamilton (County of), Ohio (Children’s Hospital Medical Center); Series 1997 A, Hospital Facilities RB (LOC–PNC Bank, N.A.)(e)	0.23%	05/15/17	600	600,000

Pennsylvania (State of) Economic Development Financing Authority (Topwater Investments Inc.); Series 2007 B-1, RB (LOC–PNC Bank, N.A.)(e)	0.29%	08/01/35	660	660,000

Pitney Road Partners, LLC; Series 2008, Notes (CEP–General Electric Capital Corp.)(b)	0.50%	07/01/25	2,375	2,375,000

Rock Island (County of), Illinois Metropolitan Airport Authority (Quad City International Airport Air Freight Project); Series 1998 A, Priority RB (LOC–U.S. Bank, N.A.)(e)	0.25%	12/01/18	535	535,000

Saint Paul (City of), Minnesota Port Authority; Series 2009-10 CC, District Cooling RB (LOC–Deutsche Bank AG)(c)(e)	0.28%	03/01/29	500	500,000

Total Variable Rate Demand Notes (Cost $6,470,000)				6,470,000

Certificates of Deposit–2.84%
Calyon (Cost $1,000,000)	0.70%	09/10/10	1,000	1,000,000

Medium-Term Notes–2.84%
Bear Stearns Cos. Inc. Sr. Unsec. Floating Rate MTN(f) (Cost $1,000,000)	0.36%	02/23/10	1,000	1,000,000

TOTAL INVESTMENTS (excluding Repurchase Agreements)–93.62% (Cost $32,931,281)				32,931,281

			Repurchase
			Amount

Repurchase Agreements–7.87%(g)
RBC Capital Markets Corp., Joint agreement dated 12/31/09, aggregate maturing value of $250,000,278 (collateralized by U.S. Government sponsored agency obligations valued at $255,000,000; 4.00%-5.57%, 12/01/19-12/01/39), (Cost $2,767,057)	0.01%	01/04/10	2,767,060	2,767,057

TOTAL INVESTMENTS(h)(i)--101.49% (Cost $35,698,338)				35,698,338

OTHER ASSETS LESS LIABILITIES–(1.49)%				(523,174)

NET ASSETS–100.00%				$35,175,164

Investment Abbreviations:

CEP	– Credit Enhancement Provider
LOC	– Letter of Credit
MTN	– Medium-Term Notes
RB	– Revenue Bonds
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $22,977,989, which represented 65.32% of the Fund’s Net Assets.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 15.2%; Spain: 5.1%; other countries less than 5% each: 13.4%.
(d)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2009.
(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2009.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Also represents cost for federal income tax purposes.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

JPMorgan Chase Bank, N.A.	8.0%

General Electric Capital Corp.	6.8

Banco Bilbao Vizcaya Argentaria, S.A.	5.1

Barclays Bank PLC	5.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value and cost	$35,698,338

Receivables for:
Fund shares sold	1,389

Interest	4,634

Fund expenses absorbed	6,892

Investment for trustee deferred compensation and retirement plans	35,381

Total assets	35,746,634

Liabilities:
Payables for:
Fund shares reacquired	491,059

Accrued fees to affiliates	17,497

Accrued other operating expenses	19,061

Trustee deferred compensation and retirement plans	43,853

Total liabilities	571,470

Net assets applicable to shares outstanding	$35,175,164

Net assets consist of:
Shares of beneficial interest	$35,175,164

Net Assets:
Series I	$33,485,634

Series II	$1,689,530

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	33,484,528

Series II	1,689,210

Series I:
Net asset value per share	$1.00

Series II:
Net asset value per share	$1.00

Statement of Operations

For the year ended December 31, 2009

Investment income:
Interest	$331,845

Expenses:
Advisory fees	174,330

Administrative services fees	127,879

Custodian fees	6,190

Distribution fees — Series II	4,799

Transfer agent fees	4,596

Trustees’ and officers’ fees and benefits	21,202

Professional services fees	29,290

Other	28,088

Total expenses	396,374

Less: Fees waived	(114,614)

Net expenses	281,760

Net investment income	50,085

Net increase in net assets resulting from operations	$50,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$50,085	$1,028,001

Distributions to shareholders from net investment income:
Series I	(48,846)	(986,413)

Series II	(1,239)	(41,588)

Total distributions from net investment income	(50,085)	(1,028,001)

Share transactions-net:
Series I	(15,518,673)	2,512,068

Series II	(576,067)	(249,612)

Net increase (decrease) in net assets resulting from share transactions	(16,094,740)	2,262,456

Net increase (decrease) in net assets	(16,094,740)	2,262,456

Net assets:
Beginning of year	51,269,904	49,007,448

End of year (includes undistributed net investment income of $0 and $7,137, respectively)	$35,175,164	$51,269,904

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.

AIM V.I. Money Market Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The repurchase amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Treasury Guarantee Program — The Board of Trustees approved the participation of the Funds in the U.S. Department of Treasury’s (the “Treasury Department’’) Temporary Guarantee Program for Money Market Funds (the “Program”) as extended except as noted below. Under the Program, the Treasury Department will guarantee shareholders in the Fund that they will receive $1 for each Fund share held by them as of the close of business on September 19, 2008, in the event that such Fund (in which they were invested as of September 19, 2008) liquidates and the per share value at the time of liquidation is less than $0.995. On April 7, 2009, the Fund’s Board approved to participate in the final extension of the Program through September 18, 2009. The Program expired on September 18, 2009.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.40%

Over $250 million	0.35%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the

AIM V.I. Money Market Fund

fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) extraordinary or non-routine items, including payments to participate in the United States Treasury Temporary Guarantee Program (the “Program”); (4) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Adviser and/or Invesco Aim Distributors, Inc. (“IADI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2009, the Adviser voluntarily waived advisory fees of $110,784 and IADI reimbursed class level expenses of $3,830 for Series II shares to increase the fund’s yield.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $77,879 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IADI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Short-term Investments	$—	$35,698,338	$—	$35,698,338

AIM V.I. Money Market Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $5,085,501 and securities sales of $2,690,306.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,878 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$50,085	$1,028,001

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$46,558

Temporary book/tax differences	(46,558)

Shares of beneficial interest	35,175,164

Total net assets	$35,175,164

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of undistributed income and nondeductible income taxes, on December 31, 2009, undistributed net investment income was decreased by $7,137 and shares of beneficial interest increased by $7,137. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Money Market Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Series I	14,958,501	$14,958,537	34,854,533	$34,854,533

Series II	51,965	51,965	277,951	277,951

Issued as reinvestment of dividends:
Series I	48,883	48,846	986,376	986,376

Series II	1,238	1,239	41,587	41,587

Reacquired:
Series I	(30,526,056)	(30,526,056)	(33,328,841)	(33,328,841)

Series II	(629,271)	(629,271)	(569,150)	(569,150)

Net increase (decrease) in share activity	(16,094,740)	$(16,094,740)	2,262,456	$2,262,456

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of net
	Net asset			Dividends				Ratio of		investment
	value,	Net		from net	Net asset		Net assets,	expenses		income
	beginning	investment		investment	value, end	Total	end of period	to average		to average
	of period	income		income	of period	Return(a)	(000s omitted)	net assets		net assets

Series I
Year ended 12/31/09	$1.00	$0.00	(b)	$(0.00)	$1.00	0.11%	$33,486	0.65	%(c)(d)	0.11	%(c)
Year ended 12/31/08	1.00	0.02	(b)	(0.02)	1.00	2.04	49,004	0.86		2.02
Year ended 12/31/07	1.00	0.04		(0.04)	1.00	4.54	46,492	0.86		4.45
Year ended 12/31/06	1.00	0.04		(0.04)	1.00	4.27	43,568	0.90		4.20
Year ended 12/31/05	1.00	0.02		(0.02)	1.00	2.51	44,923	0.82		2.46

Series II
Year ended 12/31/09	1.00	0.00	(b)	(0.00)	1.00	0.06	1,690	0.70	(c)(d)	0.06	(c)
Year ended 12/31/08	1.00	0.02	(b)	(0.02)	1.00	1.78	2,266	1.11		1.77
Year ended 12/31/07	1.00	0.04		(0.04)	1.00	4.28	2,515	1.11		4.20
Year ended 12/31/06	1.00	0.04		(0.04)	1.00	4.01	2,341	1.15		3.95
Year ended 12/31/05	1.00	0.02		(0.02)	1.00	2.26	3,080	1.07		2.21

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Calculated using average shares outstanding.
(c)	Ratios are based on average daily net assets (000’s omitted) of $41,663 and $1,919 for Series I and Series II shares, respectively.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.90% and 1.15% for Series I and Series II shares, respectively.

AIM V.I. Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,000.20	$2.17	$1,023.04	$2.19	0.43%

Series II	1,000.00	1,000.20	2.17	1,023.04	2.19	0.43

1	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Money Market Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None
		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans
			Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers - (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. PowerShares ETF Allocation Fund
Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
For the year ended December 31, 2009, Series I shares of AIM V.I. PowerShares ETF Allocation Fund returned 25.40%, excluding variable product issuer charges, and underperformed its broad market benchmark, the MSCI World Index, but outperformed its style-specific index, the Custom V.I. PowerShares ETF Allocation Fund Index. The Custom V.I. PowerShares ETF Allocation Fund Index approximates the broad asset allocation of the Fund over time. Outperformance was primarily driven by the Fund’s allocation to emerging market debt, high yield corporate debt as well as small/mid-cap stocks and emerging market equities.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	25.40%
Series II Shares	25.15
MSCI World Index▼ (Broad Market Index)	29.99
Custom V.I. PowerShares ETF Allocation Fund Index■ (Style-Specific Index)	20.33
Lipper VUF Global Core Funds Index▼ (Peer Group Index)	33.54

▼Lipper Inc.; ■Invesco, Lipper Inc.
How we invest
Invesco Global Asset Allocation’s (IGAA) investment process is a quantitative, actively managed three-step investment strategy designed to generate a unique source of excess returns from a macro based, multi-asset investment discipline.
Step One — Fundamental Research
Fundamental research is used to identify the key drivers of relative performance for asset class, country and other investment decision models. This research includes the following:
■	An analysis of markets to determine the distinctive characteristics of each market relative to its comparison universe.

■	The generation of hypotheses about how various economic events will interact with these characteristics and affect relative performance.

■	Confirmation or revision of hypothesis through empirical research.
Step Two — Quantitative Modeling
Fundamental research from Step One is used to create quantitative models focusing on valuation and dynamics.
■	To address valuation, IGAA determines if competing investment alternatives are cheap or expensive relative to their underlying fundamentals. Valuation focuses on the longer term, secular influences on each asset and suggests that there is a mean reverting, long-term or equilibrium relationship between prices and fundamentals.

■	Shorter term factors, which are largely proxies for the economic environment and investor positioning, reconcile the short-run behavior of asset prices with their long-run behavior and recognizes that these misvaluations may not correct instantaneously.
The output of the modeling is expressed in the form of probabilities that one asset will outperform another, resulting in a quantitative expression of IGAA’s fundamental investment process in a mathematical-based approach.
Step Three — Portfolio Strategy
IGAA directly maps the probabilities to express the relative attractiveness of any investment decision within the Fund’s specified allocation ranges. Ranges around target allocations for each decision are determined through IGAA’s proprietary allocation budgeting process that is based on the number of available decisions, the amount of expected aggregate portfolio outperformance and the risk characteristics of each available decision. Generally speaking, riskier asset decisions will have smaller ranges, while less risky, low correlation asset decisions will tend to have larger ranges.
Market conditions and your Fund
While global economic growth remained weak in the aftermath of the credit crisis and future growth looked uncertain, investors’ improving risk appetite, combined with significant global fiscal and monetary stimulus, resulted in a significant equity market rally beginning in March 2009 and continuing throughout the remainder of the year. The Fund’s absolute and relative performance versus its custom index benefited primarily from strong performance within several of the PowerShares ETF portfolios, as well as the tactical asset allocation component, which also aided relative returns.
     Equities, as represented by the MSCI World Index, returned 29.99% for the year ended December 31, 2009.1 From a historical perspective, this was consistent with the type of performance equity markets have experienced coming out of previous recessions. Late in the reporting period, our research indicated that more moderate gains for most equity markets were likely through 2010, unless economic growth and corporate earnings manage to surprise on the upside. As a result, we positioned the portfolio accordingly.
     Japanese equities lagged other developed markets during the period, mainly due to the recent strength of the yen, which jeopardized the earnings outlook for many of the blue chip companies with a global franchise in Japan. Our equity exposure was the most significant contributor to absolute performance during the reporting period.
     Low short-term interest rates made most assets more attractive than cash. Long–term U.S. Treasury security yields remain low by historical standards, and the cyclical environment makes it unlikely that this will change dramatically in the near future. Inflation declined over the year, and we believe it will remain subdued given anemic global economic growth. Additionally, based on our research, we do not expect yields to begin rising materially until monetary policy becomes much more restrictive, and we have positioned the portfolio given these expectations. Our bond positions were generally positive contributors to results during the reporting period, driven by our exposure to emerging market and corporate high yield fixed-income securities.
Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation Range	As of 12/31/09
Asia ex-Japan Equity	0 - 14%	7.48%
Domestic Equity Large Cap	0 - 20	11.17
Domestic Equity Small-Mid Cap	0 - 14	7.31
Emerging Markets Equity	0 - 12	6.80
Emerging Markets Fixed-Income	0 - 20	9.62
European Equity	0 - 16	7.54
Foreign Equity Small-Mid Cap	0 - 16	8.56
High Yield Fixed-Income	0 - 12	6.82
Investment Grade Fixed-Income	15 - 45	22.08
Japanese Equity	0 - 16	7.69
Money Market Funds Plus Other Assets Less Liabilities	N/A	4.93
AIM V.I. PowerShares ETF Allocation Fund

     After the spring of 2009, our active positioning strategy favored equities, a stance that remained in place largely for the balance of the reporting period. While the tactical asset allocation element only had a modest impact on performance, the true benefits of this tactical component to the strategy typically occurs when there is a significant shift in the direction of returns in the markets — a development that did not occur during the second half of the calendar year.
     We thank you for your investment in AIM V.I. PowerShares ETF Allocation Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. PowerShares ETF Allocation Fund. Mr. Ahnrud joined Invesco in 2000. His responsibilities include fundamental research, quantitative modeling and portfolio investment decisions for asset classes —fixed-income market allocations. Mr. Ahnrud began his investment career in 1985. He earned a B.S. in finance and investments from Babson College and an M.B.A. degree from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. PowerShares ETF Allocation Fund. Mr. Devine joined Invesco in 1998. He is responsible for portfolio construction, risk management and trading. He began his investment management career in 1996. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. PowerShares ETF Allocation Fund. Mr. Hixon joined Invesco in 1994. He is responsible for the fundamental research, quantitative modeling and portfolio investment decisions for asset classes and currencies. Mr. Hixon began his investment management career in 1992. He earned a B.B.A. in finance, graduating magna cum laude, from Georgia Southern University. He earned an M.B.A. in Finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. PowerShares ETF Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. PowerShares ETF Allocation Fund. Mr. Wolle joined Invesco in 1999. He is responsible for the fundamental research, quantitative modeling and portfolio investment decisions for country allocations and commodities. Mr. Wolle began his investment management career in 1991. He earned a B.S. in finance from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset
Allocation Team
Your Fund’s Long-Term Performance
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (10/24/08)	33.93%
1 Year	25.40

Series II Shares
Inception (10/24/08)	33.49%
1 Year	25.15
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.74% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 2.12% and 2.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. PowerShares ETF Allocation Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent continued on next page
AIM V.I. PowerShares ETF Allocation Fund

Your Fund’s Long-Term Performance (Continued)
the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.
AIM V.I. PowerShares ETF Allocation Fund’s investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
     The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
     Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
     Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness.
     Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     ETF shares may trade above or below their net asset value. An active trading market for PowerShares’ ETFs may not develop or be maintained. Trading of a PowerShares ETF may be halted if the listing exchange’s officials deem such action appropriate. PowerShares’ ETFs are not actively managed and may not fulfill their objective of tracking the performance of a specified index. PowerShares’ ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. The value of an investment in a PowerShares ETF will decline, more or less, in correlation with any decline in the value of the index it seeks to track. In addition, certain PowerShares ETFs may be composed of a significant percentage of issuers in a single industry or sector of the economy and may present more risk than if they were broadly diversified.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     The Fund pursues its investment objectives by investing its assets primarily in underlying PowerShares ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the underlying PowerShares ETFs and other underlying funds and securities in which it invests. An investment in the Fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. The Fund will indirectly pay a proportional share of the asset-based fees of the underlying PowerShares ETFs in which the Fund invests. There is risk that the adviser’s evaluations and assumptions regarding the Fund’s asset classes may be out of favor and under perform other segments; or that the Fund will vary from the target asset class weighting due to factors such as market fluctuations. There can be no assurance that the underlying PowerShares ETFs and any other underlying funds will achieve their investment objectives, and the performance of the underlying PowerShares ETFs and any other underlying funds may be lower than that of the asset classes they represent. The underlying PowerShares ETFs and any other underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from an underlying PowerShares ETF and/or any other underlying funds at an unfavorable time. The adviser has the ability to select and substitute the underlying funds in which the Fund invests and may be subject to potential conflicts of interest in selecting underlying PowerShares ETFs and other affiliated underlying funds
AIM V.I. PowerShares ETF Allocation Fund

because the adviser and/or PowerShares may receive higher fees from certain underlying PowerShares ETFs and other affiliated underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund’s best interest when selecting the underlying funds.
     High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.
     Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     A majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those rated on national exchanges.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     Stocks fall into three broad market capitalization categories — large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.
     The prices of securities held by the Fund may decline in response to market risks.
     Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.
     The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the Fund.
     Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.
     Sovereign debt securities are subject to the additional risk that — under some political, diplomatic, social or economic circumstances — some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.
     The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.
About indexes used in this report The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The Custom V.I. PowerShares ETF Allocation Fund Index, created by Invesco Aim to serve as a benchmark for AIM V.I. PowerShares ETF Allocation Fund, is composed of the following indexes: MSCI World (54%) and Barclays Capital U.S. Universal (46%).
     The Lipper VUF Global Core Funds Index is an unmanaged index considered representative of global core variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Schedule of Investments

December 31, 2009

Schedule of Investments in Affiliated Issuers–102.43%(a)

					Change in
					Unrealized
	% of Net	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	Assets	12/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/09	12/31/09

Domestic Equity ETFs–18.93%
PowerShares FTSE RAFI US 1000 Portfolio	11.44%	$47,754	$5,125,936	$(495,332)	$705,329	$(20,764)	$44,201	112,975	$5,362,923

PowerShares FTSE RAFI US 1500 Small Mid Portfolio	7.49%	35,505	3,160,055	(343,278)	672,882	(17,331)	16,560	69,270	3,507,833

Total Domestic Equity ETFs		83,259	8,285,991	(838,610)	1,378,211	(38,095)	60,761	182,245	8,870,756

Fixed-Income ETFs–39.45%
PowerShares 1-30 Laddered Treasury Portfolio	22.61%	170,466	12,034,231	(1,182,746)	(353,971)	(63,281)	120,972	398,895	10,598,640

PowerShares Emerging Markets Sovereign Debt Portfolio	9.85%	45,024	4,923,746	(571,883)	237,284	(15,965)	120,966	180,850	4,617,101

PowerShares High Yield Corporate Bond Portfolio	6.99%	30,217	3,179,432	(115,578)	183,176	(3,389)	106,514	181,780	3,273,858

Total Fixed-Income ETFs		245,707	20,137,409	(1,870,207)	66,489	(82,635)	348,452	761,525	18,489,599

Foreign Equity ETFs–38.99%
iShares MSCI Japan Index Fund(b)	7.88%	24,307	3,759,583	(121,319)	31,849	(3,934)	35,406	378,900	3,690,486

iShares S&P/TOPIX 150 Index Fund(b)	—%	15,725	1,169,868	(1,251,271)	(1,392)	67,070	3,237	—	—

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	7.66%	35,015	3,263,873	(307,201)	601,955	(2,847)	124,110	76,710	3,590,795

PowerShares FTSE RAFI Developed Markets ex-US Small- Mid Portfolio	8.77%	39,480	3,965,490	(328,184)	453,755	(22,252)	107,514	195,260	4,108,289

PowerShares FTSE RAFI Emerging Markets Portfolio	6.96%	30,802	3,003,769	(359,695)	586,870	958	20,469	141,795	3,262,704

PowerShares FTSE RAFI Europe Portfolio	7.72%	39,434	3,523,899	(424,606)	505,524	(26,129)	34,459	100,420	3,618,122

Total Foreign Equity ETFs		184,763	18,686,482	(2,792,276)	2,178,561	12,866	325,195	893,085	18,270,396

Money Market Funds–5.06%
Liquid Assets Portfolio–Institutional Class	2.53%	16,377	17,682,481	(16,515,365)	—	—	1,432	1,183,493	1,183,493

Premier Portfolio–Institutional Class	2.53%	16,377	17,682,481	(16,515,365)	—	—	1,045	1,183,493	1,183,493

Total Money Market Funds		32,754	35,364,962	(33,030,730)	—	—	2,477	2,366,986	2,366,986

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $44,331,390)	102.43%	$546,483	$82,474,844	$(38,531,823)	$3,623,261 (c)	$(107,864)	$736,885		47,997,737

OTHER ASSETS LESS LIABILITIES	(2.43)%								(1,137,142)

NET ASSETS	100.00%								$46,860,595

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Unless otherwise indicated, each exchange-traded fund or mutual fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-affiliate of the Fund or its investment adviser.
(c)	Includes $7,164 of return of capital from PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. PowerShares ETF Allocation Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments — non affiliates at value (Cost $3,656,118)	$3,690,486

Investments — affiliates, at value (Cost $40,675,272)	44,307,251

Total investments, at value (Cost $44,331,390)	47,997,737

Cash	682,362

Receivables for:
Fund shares sold	20,395

Dividends from affiliates	138

Investment for trustee deferred compensation	2,402

Total assets	48,703,034

Liabilities:
Payables for:
Investments purchased — non affiliates	133,508

Investments purchased — affiliates	1,620,777

Fund shares reacquired	37

Accrued fees to affiliates	44,203

Accrued other operating expenses	41,512

Trustee deferred compensation	2,402

Total liabilities	1,842,439

Net assets applicable to shares outstanding	$46,860,595

Net assets consist of:
Shares of beneficial interest	$43,175,100

Undistributed net investment income	211,260

Undistributed net realized gain (loss)	(192,112)

Unrealized appreciation	3,666,347

$46,860,595

Net Assets:
Series I	$898,614

Series II	$45,961,981

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	65,624

Series II	3,366,270

Series I:
Net asset value per share	$13.69

Series II:
Net asset value per share	$13.65

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends — non affiliates	$31,484

Dividends — affiliates	705,401

Total investment income	736,885

Expenses:
Advisory fees	116,197

Administrative services fees	92,158

Custodian fees	4,316

Distribution fees — Series II	42,377

Transfer agent fees	1,848

Trustees’ and officers’ fees and benefits	20,103

Professional services fees	50,736

Other	22,538

Total expenses	350,273

Less: Fees waived and expenses reimbursed	(270,282)

Net expenses	79,991

Net investment income	656,894

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities — non affiliates	63,136

Investment securities — affiliates	(171,000)

(107,864)

Change in net unrealized appreciation of:
Investment securities — non affiliates	30,457

Investment securities — affiliates	3,592,804

3,623,261

Net realized and unrealized gain	3,515,397

Net increase in net assets resulting from operations	$4,172,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. PowerShares ETF Allocation Fund

Statement of Changes in Net Assets

For the year ended December 31, 2009 and the period October 24, 2008 (commencement date) through December 31, 2008

	2009	2008

Operations:
Net investment income	$656,894	$3,633

Net realized gain (loss)	(107,864)	497

Change in net unrealized appreciation	3,623,261	43,086

Net increase in net assets resulting from operations	4,172,291	47,216

Distributions to shareholders from net investment income:
Series I	(10,312)	(2,420)

Series II	(452,703)	(5,746)

Total distributions from net investment income	(463,015)	(8,166)

Distributions to shareholders from net realized gains:
Series I	(1,782)	—

Series II	(84,532)	—

Total distributions from net realized gains	(86,314)	—

Share transactions-net:
Series I	690,765	127,430

Series II	42,009,701	370,687

Net increase in net assets resulting from share transactions	42,700,466	498,117

Net increase in net assets	46,323,428	537,167

Net assets:
Beginning of year	537,167	—

End of year (includes undistributed net investment income of $211,260 and $3,753, respectively)	$46,860,595	$537,167

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. PowerShares ETF Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The Fund primarily invests in exchange-traded funds (“underlying funds”) advised by Invesco PowerShares Capital Management LLC (“Invesco PowerShares”). The Fund may also invest in affiliated mutual funds advised by Invesco Aim Advisors (“Invesco Aim”); in unaffiliated mutual funds and exchange-traded funds and in other securities. Invesco Aim and Invesco PowerShares (collectively the “Advisors”) are affiliates of each other as they are indirect wholly owned subsidiaries of Invesco Ltd. (“Invesco”). Invesco Aim may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and the affiliated underlying funds are available upon request.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity

AIM V.I. PowerShares ETF Allocation Fund

are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. PowerShares ETF Allocation Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.67%

Next $250 million	0.655%

Next $500 million	0.64%

Next $1.5 billion	0.625%

Next $2.5 billion	0.61%

Next $2.5 billion	0.595%

Next $2.5 billion	0.58%

Over $10 billion	0.565%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.18% and Series II shares to 0.43% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $116,197 and reimbursed Fund expenses of $154,085.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’

AIM V.I. PowerShares ETF Allocation Fund

accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $42,158 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$47,997,737	$—	$—	$47,997,737

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,781 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

AIM V.I. PowerShares ETF Allocation Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2009 and the period October 24, 2008 (commencement date) to December 31, 2008:

	2009	2008

Ordinary income	$549,329	$8,166

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$213,847

Net unrealized appreciation — investments	3,474,235

Temporary book/tax differences	(2,587)

Shares of beneficial interest	43,175,100

Total net assets	$46,860,595

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $47,109,882 and $5,501,093, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,814,800

Aggregate unrealized (depreciation) of investment securities	(340,565)

Net unrealized appreciation of investment securities	$3,474,235

Cost of investments for tax purposes is $44,523,502.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes, startup cost and distributions, on December 31, 2009, undistributed net investment income was increased by $13,628, undistributed net realized gain (loss) was increased by $1,569 and shares of beneficial interest decreased by $15,197. This reclassification had no effect on the net assets of the Fund.

AIM V.I. PowerShares ETF Allocation Fund

NOTE 9—Share Information

	Summary of Share Activity

			October 24, 2008 (commencement
	Year ended		date) to
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Series I	56,401	$738,272	12,501	$125,010

Series II	3,459,519	43,759,281	35,270	365,022

Issued as reinvestment of dividends:
Series I	880	12,094	223	2,420

Series II	39,214	537,235	530	5,746

Reacquired:
Series I	(4,381)	(59,601)	—	—

Series II	(168,256)	(2,286,815)	(7)	(81)

Net increase in share activity	3,383,377	$42,700,466	48,517	$498,117

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 96% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$11.09	$0.53	$2.27	$2.80	$(0.17)	$(0.03)	$(0.20)	$13.69	25.19%	$899	0.22	%(d)	1.78	%(d)	4.03	%(d)	32%
Year ended 12/31/08(e)	10.00	0.11	1.17	1.28	(0.19)	—	(0.19)	11.09	12.88	141	0.17	(f)	79.26	(f)	5.72	(f)	6

Series II
Year ended 12/31/09	11.07	0.49	2.27	2.76	(0.15)	(0.03)	(0.18)	13.65	24.95	45,962	0.47	(d)	2.03	(d)	3.78	(d)	32
Year ended 12/31/08(e)	10.00	0.11	1.15	1.26	(0.19)	—	(0.19)	11.07	12.66	396	0.42	(f)	79.51	(f)	5.47	(f)	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $392 and $16,951 for Series I and Series II shares, respectively.
(e)	Commencement date of October 24, 2008.
(f)	Annualized.

AIM V.I. PowerShares ETF Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. PowerShares ETF Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. PowerShares ETF Allocation Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period October 24, 2008 (commencement date) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. PowerShares ETF Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,168.60	$0.93	$1,024.35	$0.87	0.17%

Series II	1,000.00	1,167.10	2.29	1,023.09	2.14	0.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. PowerShares ETF Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax
Corporate Dividends Received Deduction*	7.04%
U.S. Treasury Obligations*	17.06%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. PowerShares ETF Allocation Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Small Cap Equity Fund
Annual Report to Shareholders ■ December 31, 2009

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2009, Series I shares of AIM V.I. Small Cap Equity Fund had double-digit positive returns, but underperformed the Fund’s style-specific index, the Russell 2000 Index. In 2009, many lower quality companies with significant debt levels or other high-risk business practices saw their stocks surge, but those are not the companies we desire to own in the portfolio. Additionally, much of the Fund’s underperformance was due to stock selection in several sectors.
   The Fund also underperformed the broad market, as measured by the S&P 500 Index.
   Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	21.29%

Series II Shares	20.90

S&P 500 Index▼ (Broad Market Index)	26.47

Russell 2000 Index▼ (Style-Specific Index)	27.17

Lipper VUF Small-Cap Core Funds Index▼ (Peer Group Index)	29.83

▼	Lipper Inc.

How we invest
Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.
   We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities as the highest-ranked stocks become the primary focus of our research efforts.
   Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.
1.	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.
2.	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.
3.	Timeliness analysis. Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deterioration. This also serves as a risk management measure that helps us confirm our high conviction candidates.
    Portfolio construction plays an important role in risk management. We align the Fund with the S&P 600 Small-Cap Index, the benchmark we believe represents the small-cap-growth asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 120-130 holdings.
    We consider selling a stock when it no longer meets our investment criteria, based on:
■	Our original investment thesis is not valid because the fundamentals are no longer intact.
■	The price target set at purchase is exceeded.

■	The company’s timeliness profile deteriorates.

Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first two months of the reporting period, equity markets experienced steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in early March 2009 and rallied strongly for most of the remaining months in the year.
   In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology (IT), materials and consumer discretionary.1
   The Fund had double-digit absolute returns, but underperformed the Russell 2000 Index due primarily to stock selection in several sectors, including industrials, IT, materials and health care. The Fund underperformed by the widest margin in the industrials sector, driven by both stock selection and an overweight position. One of the leading detractors from performance was Team, a company that provides maintenance and construction services for high pressure piping systems. Other key detractors from performance included technological product designer AeroVironment, steel pipeline maker Northwest Pipe and tool

Portfolio Composition
By sector

Information Technology	20.7%

Industrials	19.0

Financials	14.5

Health Care	13.8

Consumer Discretionary	13.6

Energy	8.2

Materials	3.4

Telecommunication Services	2.2

Utilities	1.8

Consumer Staples	1.5

Money Market Funds Plus

Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*

1.	Ariba Inc.	1.3%

2.	Complete Production Services, Inc.	1.3

3.	Cooper Cos., Inc.	1.3

4.	OSI Systems, Inc.	1.2

5.	TRW Automotive Holdings Corp.	1.2

6.	ABM Industries Inc.	1.2

7.	LaSalle Hotel Properties	1.1

8.	Arris Group Inc.	1.1

9.	Anixter International Inc.	1.1

10.	Phillips-Van Heusen Corp.	1.1

Top Five Industries*

1.	Oil & Gas Equipment & Services	4.4%

2.	Oil & Gas Exploration & Production	3.8

3.	Regional Banks	3.5

4.	Restaurants	3.4

5.	Electrical Components & Equipment	3.1

Total Net Assets	$193.0 million

Total Number of Holdings*	119
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

AIM V.I. Small Cap Equity Fund

maker Snap-On. Despite weak performance, we continued to own AeroVironment and Northwest Pipe, but we sold Snap-On due to deteriorating fundamentals.
   The Fund also underperformed in the IT sector, driven by stock selection. A leading detractor from Fund performance was Comtech Telecommunications, a company that designs and manufactures innovative communication products and services. Much of the remaining under-performance in the IT sector was because the Fund did not have exposure to many of the more highly leveraged and/or cyclical companies that had the strongest performance during the market rebound. Our investment process focuses on companies that can self-fund their growth initiatives, so many of our holdings underperformed these more highly leveraged companies as credit markets began to improve following the March market inflection point.
   Underperformance in the materials sector was due to both stock selection and an underweight position. Similar to what happened in the IT sector, much of the Fund’s underperformance in the materials sector was because the Fund did not own many of the highly leveraged and/or cyclical companies that outperformed during the market rebound.
   The Fund underperformed in the health care sector due to stock selection. The leading detractor from overall Fund performance was ViroPharma, a pharmaceutical company that focuses on discovering drugs to combat RNA viruses. A second company that detracted from Fund performance was Cardiac Science, a medical device company that makes cardiovascular monitoring and therapeutic equipment. We sold Cardiac Science.
   Some of this underperformance was offset by outperformance in other sectors, including financials, energy and utilities. The Fund outperformed by the widest margin in the financials sector, due to stock selection and an underweight position. Several of the Fund’s diversified financials holdings had strong performance driven by improving equity markets, including Gamco Investors, Affiliated Managers Group and KBW.
   The Fund also benefited from stock selection and an underweight position in the banks industry group.
   Outperformance in the energy sector was due to stock selection and an overweight position. Many energy equipment and services holdings had strong performance following the market rebound, including Oceaneering International, Natco Group and Lufkin Industries. These companies benefited from accelerating demand for their products and services as the global economy showed signs of dramatic improvement and oil prices rebounded. We sold Natco Group.
    Outperformance in the utilities sector was driven by stock selection and an underweight position. Energen was a key contributor to Fund performance during the period.
   During the year, the most significant positioning changes included additions in more economically sensitive sectors including IT, energy and consumer discretionary. Purchases in these sectors were funded by reducing exposure to the more defensive sectors including consumer staples and utilities. All changes to the Fund were based on our bottom-up stock selection process of identifying high-quality growth companies trading at what we believe are attractive valuations.
   We thank you for your commitment to AIM V.I. Small Cap Equity Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Juliet Ellis
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Small Cap Equity Fund. Ms. Ellis joined Invesco Aim in 2004. She previously served as senior portfolio manager of two small-cap funds for another company and was responsible for the management of more than $2 billion in assets. Ms. Ellis began her investment career in 1981 as a financial consultant. She is a cum laude and Phi Beta Kappa graduate of Indiana University with a B.A. in economics and political science.

Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Small Cap Equity Fund. Prior to joining Invesco Aim in 2004, he began his investment career in 2000 as an equity analyst and most recently served as a portfolio manager. Mr. Hartsfield earned a B.S. in petroleum engineering from The University of Texas and his M.B.A. from the University of Michigan.
Assisted by the Small Cap Growth/Core Team

AIM V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since inception
Fund data from 8/29/03, index data from 8/31/03

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
    This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/09

Series I Shares

Inception (8/29/03)	5.28%

5 Years	2.16

1 Year	21.29

Series II Shares

Inception (8/29/03)	5.05%

5 Years	1.91

1 Year	20.90
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
   The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
   The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
   AIM V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
   The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
   Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

AIM V.I. Small Cap Equity Fund

AIM V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund
The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
   Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
   Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
   Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
   There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
   The prices of securities held by the Fund may decline in response to market risks.
   Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.
   Although the Fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
   The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
   The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
   The S&P SmallCap 600 Index is a market-value weighted index that consists of 600 small cap domestic stocks chosen for market size, liquidity, and industry group representation.
   The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
   A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
   The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
   Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

AIM V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–98.71%
Advertising–1.04%
Interpublic Group of Cos., Inc. (The)(b)	271,919	$2,006,762

Aerospace & Defense–2.37%
AAR Corp.(b)	90,293	2,074,933

Aerovironment Inc.(b)	40,083	1,165,614

Curtiss-Wright Corp.	42,710	1,337,677

		4,578,224

Airlines–0.86%
Allegiant Travel Co.(b)(c)	35,309	1,665,526

Apparel Retail–1.79%
Citi Trends Inc.(b)	57,300	1,582,626

J. Crew Group, Inc.(b)	42,036	1,880,691

		3,463,317

Apparel, Accessories & Luxury Goods–2.83%
Carter’s, Inc.(b)	70,262	1,844,377

Phillips-Van Heusen Corp.	53,073	2,159,010

Volcom, Inc.(b)	87,566	1,465,855

		5,469,242

Application Software–2.56%
Blackbaud, Inc.	45,368	1,072,046

Parametric Technology Corp.(b)	111,017	1,814,018

Quest Software, Inc.(b)	111,166	2,045,454

		4,931,518

Asset Management & Custody Banks–2.31%
Affiliated Managers Group, Inc.(b)	21,500	1,448,025

GAMCO Investors, Inc.–Class A	26,931	1,300,498

SEI Investments Co.	97,352	1,705,607

Teton Advisers, Inc.–Class A	1	9

		4,454,139

Auto Parts & Equipment–1.18%
TRW Automotive Holdings Corp.(b)	95,222	2,273,901

Biotechnology–0.35%
InterMune, Inc.(b)	52,404	683,348

Casinos & Gaming–1.03%
Bally Technologies Inc.(b)	48,288	1,993,812

Communications Equipment–2.60%
Arris Group Inc.(b)	190,171	2,173,654

Comtech Telecommunications Corp.(b)	46,992	1,647,070

JDS Uniphase Corp.(b)	145,465	1,200,086

		5,020,810

Construction & Engineering–1.37%
MYR Group Inc.(b)	82,811	1,497,223

Northwest Pipe Co.(b)	42,548	1,142,839

		2,640,062

Construction, Farm Machinery & Heavy Trucks–1.64%
Titan International, Inc.	220,946	1,791,872

Trinity Industries, Inc.	78,783	1,373,976

		3,165,848

Data Processing & Outsourced Services–2.06%
CyberSource Corp.(b)	102,609	2,063,467

Wright Express Corp.(b)	59,901	1,908,446

		3,971,913

Diversified Chemicals–0.88%
FMC Corp.	30,558	1,703,914

Diversified Metals & Mining–0.98%
Compass Minerals International, Inc.	28,152	1,891,533

Diversified Support Services–0.54%
EnerNOC, Inc.(b)	34,029	1,034,141

Electrical Components & Equipment–3.09%
Baldor Electric Co.	67,748	1,903,041

Belden Inc.	64,652	1,417,172

General Cable Corp.(b)	38,995	1,147,233

GrafTech International Ltd.(b)	96,365	1,498,476

		5,965,922

Electronic Equipment & Instruments–1.71%
OSI Systems, Inc.(b)	83,887	2,288,437

Rofin-Sinar Technologies, Inc.(b)	42,774	1,009,894

		3,298,331

Environmental & Facilities Services–2.73%
ABM Industries Inc.	109,760	2,267,642

Team, Inc.(b)	70,086	1,318,318

Waste Connections, Inc.(b)	50,531	1,684,703

		5,270,663

Gas Utilities–1.49%
Energen Corp.	30,573	1,430,816

UGI Corp.	59,926	1,449,610

		2,880,426

General Merchandise Stores–0.53%
Pantry, Inc. (The)(b)	75,375	1,024,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

	Shares	Value

Health Care Distributors–0.84%
Owens & Minor, Inc.	37,550	$1,612,022

Health Care Equipment–1.97%
ev3 Inc.(b)	141,449	1,886,930

Invacare Corp.	77,148	1,924,071

		3,811,001

Health Care Facilities–1.73%
Skilled Healthcare Group Inc.–Class A(b)	172,380	1,284,231

Universal Health Services, Inc.–Class B	67,382	2,055,151

		3,339,382

Health Care Services–1.80%
Emdeon, Inc.–Class A(b)	110,418	1,683,874

Gentiva Health Services, Inc.(b)	66,578	1,798,272

		3,482,146

Health Care Supplies–2.10%
Cooper Cos., Inc. (The)	63,447	2,418,600

Haemonetics Corp.(b)	29,641	1,634,701

		4,053,301

Health Care Technology–1.19%
athenahealth Inc.(b)	21,403	968,272

Omnicell, Inc.(b)	113,756	1,329,807

		2,298,079

Home Furnishings–0.78%
Ethan Allen Interiors Inc.(c)	111,760	1,499,819

Industrial Machinery–2.35%
Chart Industries, Inc.(b)	57,894	958,146

Gardner Denver Inc.	6,058	257,768

RBC Bearings Inc.(b)	61,489	1,496,027

Valmont Industries, Inc.	23,147	1,815,882

		4,527,823

Insurance Brokers–1.50%
Arthur J. Gallagher & Co.	69,324	1,560,483

eHealth, Inc.(b)	81,136	1,333,065

		2,893,548

Integrated Telecommunication Services–1.82%
Alaska Communications Systems Group Inc.	190,916	1,523,510

Cincinnati Bell Inc.(b)	577,776	1,993,327

		3,516,837

Internet Software & Services–2.56%
Ancestry.com, Inc.(b)	76,052	1,065,488

GSI Commerce, Inc.(b)	74,530	1,892,317

Open Text Corp. (Canada)(b)	49,005	1,992,053

		4,949,858

Investment Banking & Brokerage–1.02%
KBW Inc.(b)	71,963	1,968,908

IT Consulting & Other Services–0.98%
CACI International Inc.–Class A(b)	38,534	1,882,386

Life Sciences Tools & Services–1.37%
Dionex Corp.(b)	25,100	1,854,137

eResearch Technology, Inc.(b)	130,919	786,823

		2,640,960

Marine–0.59%
DryShips Inc. (Greece)(b)	194,150	1,129,953

Metal & Glass Containers–0.87%
AptarGroup, Inc.	46,900	1,676,206

Movies & Entertainment–1.00%
World Wrestling Entertainment, Inc.–Class A	126,256	1,935,504

Office REIT’s–1.81%
Alexandria Real Estate Equities, Inc.(c)	25,124	1,615,222

Digital Realty Trust, Inc.	37,300	1,875,444

		3,490,666

Oil & Gas Equipment & Services–4.36%
Complete Production Services, Inc.(b)	187,932	2,443,116

Dresser-Rand Group, Inc.(b)	59,837	1,891,448

Lufkin Industries, Inc.	28,585	2,092,422

Oceaneering International, Inc.(b)	33,862	1,981,604

		8,408,590

Oil & Gas Exploration & Production–3.83%
Arena Resources, Inc.(b)	46,316	1,997,146

Comstock Resources, Inc.(b)	40,560	1,645,519

Forest Oil Corp.(b)	88,857	1,977,068

Penn Virginia Corp.	83,347	1,774,458

		7,394,191

Packaged Foods & Meats–1.51%
Flowers Foods, Inc.	52,123	1,238,443

TreeHouse Foods, Inc.(b)	42,998	1,670,902

		2,909,345

Pharmaceuticals–2.49%
Biovail Corp. (Canada)	124,041	1,731,612

ViroPharma Inc.(b)	172,458	1,446,923

VIVUS, Inc.(b)	176,470	1,621,759

		4,800,294

Property & Casualty Insurance–1.70%
FPIC Insurance Group, Inc.(b)	45,475	1,756,244

Hanover Insurance Group Inc. (The)	34,490	1,532,391

		3,288,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

	Shares	Value

Regional Banks–3.51%
BancFirst Corp.	29,032	$1,075,345

Commerce Bancshares, Inc.	42,667	1,652,066

Community Trust Bancorp, Inc.	52,394	1,281,034

First Financial Bankshares, Inc.	25,508	1,383,299

FirstMerit Corp.	68,392	1,377,415

		6,769,159

Restaurants–3.42%
Brinker International, Inc.	92,381	1,378,324

DineEquity, Inc.(b)	51,364	1,247,632

Papa John’s International, Inc.(b)	52,578	1,228,222

Sonic Corp.(b)	139,013	1,399,861

Texas Roadhouse, Inc.(b)	119,888	1,346,342

		6,600,381

Semiconductor Equipment–2.80%
ATMI, Inc.(b)	88,933	1,655,932

Cymer, Inc.(b)	53,440	2,051,027

MKS Instruments, Inc.(b)	98,006	1,706,285

		5,413,244

Semiconductors–2.08%
ON Semiconductor Corp.(b)	230,466	2,030,405

Semtech Corp.(b)	116,859	1,987,772

		4,018,177

Specialized REIT’s–2.60%
LaSalle Hotel Properties	104,148	2,211,062

Senior Housing Properties Trust	70,946	1,551,589

Universal Health Realty Income Trust	39,289	1,258,427

		5,021,078

Specialty Chemicals–0.69%
Zep, Inc.	76,868	1,331,354

Systems Software–1.28%
Ariba Inc.(b)	197,837	2,476,919

Technology Distributors–2.10%
Anixter International Inc.(b)	45,876	2,160,760

Ingram Micro Inc.–Class A(b)	108,947	1,901,125

		4,061,885

Trading Companies & Distributors–0.92%
Beacon Roofing Supply, Inc.(b)	110,506	1,768,096

Trucking–2.53%
Landstar System, Inc.	46,887	1,817,809

Marten Transport, Ltd.(b)	69,458	1,246,771

Old Dominion Freight Line, Inc.(b)	58,958	1,810,011

		4,874,591

Water Utilities–0.27%
Cascal N.V. (United Kingdom)	94,858	513,182

Wireless Telecommunication Services–0.40%
NTELOS Holdings Corp.	43,251	770,733

Total Common Stocks & Other Equity Interests (Cost $175,969,065)		190,515,951

Money Market Funds–2.18%
Liquid Assets Portfolio–Institutional Class(d)	2,101,527	2,101,527

Premier Portfolio–Institutional Class(d)	2,101,527	2,101,527

Total Money Market Funds (Cost $4,203,054)		4,203,054

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.89% (Cost $180,172,119)		194,719,005

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.73%
Liquid Assets Portfolio–Institutional Class (Cost $3,340,596)(d)(e)	3,340,596	3,340,596

TOTAL INVESTMENTS–102.62% (Cost $183,512,715)		198,059,601

OTHER ASSETS LESS LIABILITIES–(2.62)%		(5,062,901)

NET ASSETS–100.00%		$192,996,700

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $175,969,065)*	$190,515,951

Investments in affiliated money market funds, at value and cost	7,543,650

Total investments, at value (Cost $183,512,715)	198,059,601

Receivables for:
Investments sold	277,912

Fund shares sold	162,889

Dividends	187,669

Investment for trustee deferred compensation and retirement plans	14,033

Total assets	198,702,104

Liabilities:
Payables for:
Investments purchased	2,142,508

Fund shares reacquired	28,668

Collateral upon return of securities loaned	3,340,596

Accrued fees to affiliates	127,810

Accrued other operating expenses	42,512

Trustee deferred compensation and retirement plans	23,310

Total liabilities	5,705,404

Net assets applicable to shares outstanding	$192,996,700

Net assets consist of:
Shares of beneficial interest	$217,393,534

Undistributed net investment income (loss)	(24,065)

Undistributed net realized gain (loss)	(38,919,655)

Unrealized appreciation	14,546,886

$192,996,700

Net Assets:
Series I	$178,948,615

Series II	$14,048,085

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	13,914,570

Series II	1,106,895

Series I:
Net asset value per share	$12.86

Series II:
Net asset value per share	$12.69

*	At December 31, 2009, securities with an aggregate value of $3,241,694 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $3,001)	$1,639,947

Dividends from affiliated money market funds (includes securities lending income of $153,338)	169,279

Total investment income	1,809,226

Expenses:
Advisory fees	1,247,396

Administrative services fees	468,254

Custodian fees	22,570

Distribution fees — Series II	23,111

Transfer agent fees	17,978

Trustees’ and officers’ fees and benefits	25,419

Other	49,311

Total expenses	1,854,039

Less: Fees waived	(4,276)

Net expenses	1,849,763

Net investment income (loss)	(40,537)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities (includes net gains from securities sold to affiliates of $34,634)	(20,760,004)

Change in net unrealized appreciation of investment securities	54,460,389

Net realized and unrealized gain	33,700,385

Net increase in net assets resulting from operations	$33,659,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(40,537)	$281,807

Net realized gain (loss)	(20,760,004)	(17,937,663)

Change in net unrealized appreciation (depreciation)	54,460,389	(52,374,299)

Net increase (decrease) in net assets resulting from operations	33,659,848	(70,030,155)

Distributions to shareholders from net investment income:
Series I	(278,362)	—

Series II	(15,577)	—

Total distributions from net investment income	(293,939)	—

Distributions to shareholders from net realized gains:
Series I	—	(660,008)

Series II	—	(21,507)

Total distributions from net realized gains	—	(681,515)

Share transactions-net:
Series I	(4,469,997)	53,423,230

Series II	6,233,450	6,837,898

Net increase in net assets resulting from share transactions	1,763,453	60,261,128

Net increase (decrease) in net assets	35,129,362	(10,450,542)

Net assets:
Beginning of year	157,867,338	168,317,880

End of year (includes undistributed net investment income (loss) of $(24,065) and $261,903, respectively)	$192,996,700	$157,867,338

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Small Cap Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. Small Cap Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

AIM V.I. Small Cap Equity Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $4,276.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $418,254 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$198,059,601	$—	$—	$198,059,601

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities sales of $302,756, which resulted in net realized gains of $34,634.

AIM V.I. Small Cap Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,146 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$293,939	$566,079

Long-term capital gain	—	115,436

Total distributions	$293,939	$681,515

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$11,137,672

Temporary book/tax differences	(24,065)

Post-October deferrals	(556,059)

Capital loss carryforward	(34,954,382)

Shares of beneficial interest	217,393,534

Total net assets	$192,996,700

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$12,193,641

December 31, 2017	22,760,741

Total capital loss carryforward	$34,954,382

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. Small Cap Equity Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $77,495,950 and $74,987,312, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$27,566,446

Aggregate unrealized (depreciation) of investment securities	(16,428,774)

Net unrealized appreciation of investment securities	$11,137,672

Cost of investments for tax purposes is $186,921,929.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2009, undistributed net investment income (loss) was increased by $48,508 and shares of beneficial interest decreased by $48,508. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	3,683,269	$39,156,749	7,106,974	$99,325,405

Series II	780,951	8,298,387	581,209	7,454,266

Issued as reinvestment of dividends:
Series I	22,558	278,362	64,391	660,008

Series II	1,279	15,577	2,121	21,507

Reacquired:
Series I	(4,128,279)	(43,905,108)	(3,672,675)	(46,562,183)

Series II	(204,276)	(2,080,514)	(56,485)	(637,875)

Net increase in share activity	155,502	$1,763,453	4,025,535	$60,261,128

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Small Cap Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$10.62	$(0.00)	$2.26	$2.26	$(0.02)	$—	$(0.02)	$12.86	21.29%	$178,949	1.09	%(d)	1.09	%(d)	(0.01	)%(d)	46%
Year ended 12/31/08	15.53	0.02	(4.88)	(4.86)	—	(0.05)	(0.05)	10.62	(31.31)	152,310	1.09		1.09		0.16		55
Year ended 12/31/07	15.19	(0.01)	0.81	0.80	(0.01)	(0.45)	(0.46)	15.53	5.19	168,286	1.12		1.15		(0.07)		45
Year ended 12/31/06	13.46	(0.01)	2.37	2.36	—	(0.63)	(0.63)	15.19	17.44	93,243	1.15		1.33		(0.06)		52
Year ended 12/31/05	12.45	(0.06)	1.07	1.01	—	—	—	13.46	8.11	42,752	1.22		1.57		(0.44)		70

Series II
Year ended 12/31/09	10.51	(0.03)	2.23	2.20	(0.02)	—	(0.02)	12.69	20.90	14,048	1.34	(d)	1.34	(d)	(0.26	)(d)	46
Year ended 12/31/08	15.39	0.00	(4.83)	(4.83)	—	(0.05)	(0.05)	10.51	(31.40)	5,557	1.34		1.34		(0.09)		55
Year ended 12/31/07	15.10	(0.05)	0.79	0.74	—	(0.45)	(0.45)	15.39	4.84	32	1.37		1.40		(0.32)		45
Year ended 12/31/06	13.41	(0.04)	2.36	2.32	—	(0.63)	(0.63)	15.10	17.20	854	1.40		1.58		(0.31)		52
Year ended 12/31/05	12.43	(0.08)	1.06	0.98	—	—	—	13.41	7.88	679	1.42		1.82		(0.64)		70

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund
(d)	Ratios are based on average daily net assets (000’s omitted) of $158,191 and $9,244 for Series I and Series II shares, respectively.

AIM V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,167.80	$5.96	$1,019.71	$5.55	1.09%

Series II	1,000.00	1,165.70	7.31	1,018.45	6.82	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Corporate Dividends Received Deduction*	98.52%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Small Cap Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None
		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans
			Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Technology Fund
Annual Report to Shareholders ■ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
The year was characterized by two dramatically different market environments. In early 2009, equity markets declined steeply as credit markets froze and risk premiums rose dramatically in response to the global recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to funding improved and market valuations in both the credit and equity markets recovered from their March lows.
     The information technology (IT) sector enjoyed a banner year with significant double-digit gains — well ahead of other market sectors. As a result, AIM V.I. Technology Fund, excluding variable product issuer charges, outperformed the broad market, as measured by the S&P 500 Index, for the year ended December 31, 2009. However, the Fund underperformed its style-specific index, the Merrill Lynch 100 Technology Index, as our quality-biased investment process was out of favor and stocks with low returns on invested capital appreciated most in 2009. Specifically, stock selection in the computer and peripherals industry, as well as stock selection and an overweight position in the software industry, negatively affected Fund performance relative to its style-specific index.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	57.40%
Series II Shares	57.14
S&P 500 Index▼ (Broad Market Index)	26.47
BofA Merrill Lynch 100 Technology Index▼ (Style-Specific Index)*	66.86
S&P North American Technology Sector Index▼ (Former Style-Specific Index)*	63.19
Lipper VUF Science & Technology Funds Category Average▼ (Peer Group)	57.34
▼Lipper Inc.

*	During the reporting period, the Fund elected to use the BofA Merrill Lynch 100 Technology Index as its style-specific index rather than the S&P North American Technology Sector Index because it more appropriately reflects the Fund’s investment style.
How we invest
We seek to grow capital by investing in companies we believe generate sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies believed to have a strategic advantage over their competition and operating in industries believed to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector. We use a research oriented bottom-up investment approach focusing on company fundamentals and growth prospects.
     We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow, metrics we believe are good indicators of financial health and growth potential. Also, we seek management teams that maintain high quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.
     Risk management is an integral part of our portfolio construction, as our target portfolio attempts to limit volatility and downside risk. Only stocks that represent a proper risk and reward profile are chosen for inclusion in the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding approximately 40-60 individual stocks we believe are best suited to capitalize on secular trends prevalent in the IT sector.
     We may reduce or eliminate a stock when:
▪	A stock’s price reaches its valuation target.

▪	A company’s fundamentals change or deteriorate.

▪	It no longer meets our investment criteria.
Market conditions and your Fund
Though the beginning of the year was marked by headlines claiming economic “Armageddon,” the U.S. economy began to show signs that the contraction was moderating. Economic data indicated that the rampant decline in business spending and consumption that occurred in 2008 and early 2009 may have eased. Given signs that the economic downturn may be moderating, equity and credit markets improved. In addition, financial markets benefited from various government programs introduced to improve bank balance sheets and reduce credit spreads.
     A variety of emergency fiscal and monetary initiatives of governments and central banks appeared to have succeeded in averting a global economic collapse. However, high unemployment levels and the long-term implications of the sovereign debt burden for Western economies continued to cause concern. Additionally,
Portfolio Composition
By sector

Information Technology	93.3%
Consumer Discretionary	1.3
Telecommunication Services	1.1
Financials	0.7
Money Market Funds Plus Other Assets Less Liabilities	3.6
Top 10 Equity Holdings*

1. Apple Inc.	5.2%
2. Google Inc.-Class A	4.6
3. Hewlett-Packard Co.	3.9
4. Cognizant Technology Solutions Corp.- Class A	3.9
5. Microsoft Corp.	3.9
6. Intel Corp.	3.2
7. Check Point Software Technologies Ltd.	3.2
8. Marvell Technology Group Ltd.	3.1
9. QUALCOMM Inc.	2.6
10. EMC Corp.	2.4

Total Net Assets	$119.8 million
Total Number of Holdings*	61
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Technology Fund

businesses and households still had a considerable way to go in reducing their debt levels.
     Against this backdrop, telecommunication services, utilities and energy were among the weakest performing sectors of the S&P 500 Index.1 Conversely, IT, materials and consumer discretionary were the best performing sectors.1
     On an absolute basis, holdings in the semiconductors and semiconductor equipment and the computer and peripherals industries made the greatest positive contribution to Fund performance during the year. In addition to a legacy private equity holding, the only other industries to detract from Fund performance were the media and diversified telecommunication services industries.
     Relative to the BofA Merrill Lynch 100 Technology Index, our security selection and overweight exposure to the IT services industry had the greatest positive effect on Fund performance. Additionally, our lack of office electronics and electrical equipment holdings benefited our benchmark-relative performance. On the other hand, stock selection in the computer and peripherals industry, as well as stock selection and an overweight position in the software industry, detracted from relative performance. Our cash weighting, although minor, also hurt benchmark-relative performance during the strong equity rally.
     Among specific holdings, Apple and Cognizant Technology Solutions were the top contributors to Fund performance during the year. In fact, Apple graced the Fund’s top contributors list each quarter in 2009. Besides recently announcing price cuts and new features for existing products, Apple also unveiled a new version of its iPhone, the 3GS, complete with new applications, an improved camera and faster downloading capabilities. Perhaps most significant is the lower price for the entry-level iPhone, not to mention the ever-growing application downloads, which highlight Apple’s efforts to expand market share.
     We believed Cognizant, a leading provider of software solutions with primary clients in North America and Europe, maintained a unique competitive advantage in the realm of global IT outsourcing. Although headquartered in New Jersey, Cognizant boasts regional sales and client relationship offices worldwide with an emphasis in operations in India. The firm recently beat Wall Street expectations through top-line growth, or revenue growth, with a tight control on expenses.
     On the negative side, Harris Corp. and Nokia, communications equipment companies, detracted from the Fund’s performance during the year. Investors worried that the Obama administration would cut defense spending, which would negatively affect Harris Corp. In addition to suffering slowing sales due to macroeconomic conditions, competition from Apple took more market share from Nokia than we anticipated. We eliminated Harris Corp. from the portfolio before the close of the year.
     In past commentaries we mentioned that conditions were favorable for the IT sector. We believed those trends continued to assert themselves, which led to IT outperforming the broad market during the reporting period. This fiscal year was similar as we saw continued signs of improvement in credit markets, stabilization of demand patterns and conditions for secular growth.
     Given that markets experienced a strong recovery during the year, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your continued investment in AIM V.I. Technology Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of AIM V.I. Technology Fund. Mr. Tennant joined Invesco Aim in 2000 and was named a portfolio manager in 2007 before becoming lead manager of the Fund in 2008. He earned both his B.B.A. in finance and his M.B.A. from The University of Texas at Austin.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Technology Fund. He began his investment career in 1995 and joined Invesco Aim in 2004. Mr. Nelson earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.
Assisted by the Technology Team
AIM V.I. Technology Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund data from 5/20/97, index data from 5/31/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (5/20/97)	2.29%
10 Years	–9.81
5 Years	1.21
1 Year	57.40

Series II Shares
10 Years	–10.06%
5 Years	0.95
1 Year	57.14
Series II shares’ inception date is April 30, 2004. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 20, 1997. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.16% and 1.41%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.17% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Technology Fund

AIM V.I. Technology Fund’s investment objective is capital growth.
▪	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
     Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of securities of companies in this sector.
     The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The BofA Merrill Lynch 100 Technology Index is a price-only equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
     The S&P North American Technology Sector Index is a capitalization-weighted index considered representative of the technology industry.
     The Lipper VUF Science & Technology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Science & Technology Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Technology Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–96.34%
Application Software–4.50%
Adobe Systems Inc.(b)	15,385	$565,860

Autodesk, Inc.(b)	45,231	1,149,320

NICE Systems Ltd.–ADR (Israel)(b)	64,391	1,998,697

Shanda Games Ltd.–ADR (Cayman Islands)(b)(c)	57,865	589,644

Solera Holdings Inc.	30,140	1,085,342

		5,388,863

Communications Equipment–9.46%
Brocade Communications Systems, Inc.(b)	115,028	877,664

Cisco Systems, Inc.(b)	120,173	2,876,942

Nokia Corp.–ADR (Finland)	67,704	869,996

Plantronics, Inc.	42,456	1,103,007

Polycom, Inc.(b)	34,024	849,579

QUALCOMM Inc.	66,610	3,081,379

Research In Motion Ltd. (Canada)(b)	24,734	1,670,534

		11,329,101

Computer Hardware–11.25%
Apple Inc.(b)	29,587	6,238,715

Dell Inc.(b)	69,158	993,109

Hewlett-Packard Co.	90,153	4,643,781

International Business Machines Corp.	12,238	1,601,954

		13,477,559

Computer Storage & Peripherals–6.79%
EMC Corp.(b)	166,134	2,902,361

NetApp, Inc.(b)	24,768	851,772

QLogic Corp.(b)	71,875	1,356,281

Seagate Technology	79,906	1,453,490

Western Digital Corp.(b)	35,484	1,566,619

		8,130,523

Data Processing & Outsourced Services–5.33%
Alliance Data Systems Corp.(b)(c)	44,834	2,895,828

MasterCard, Inc.–Class A	5,444	1,393,555

VeriFone Holdings, Inc.(b)	62,067	1,016,658

Western Union Co. (The)	57,260	1,079,351

		6,385,392

Electronic Components–2.34%
Corning Inc.	84,311	1,628,045

Dolby Laboratories Inc.–Class A(b)	24,519	1,170,292

		2,798,337

Electronic Equipment & Instruments–0.68%
Cogent Inc.(b)	78,572	816,363

Electronic Manufacturing Services–3.97%
Flextronics International Ltd. (Singapore)(b)	318,373	2,327,306

Tyco Electronics Ltd. (Switzerland)	99,063	2,431,997

		4,759,303

Home Entertainment Software–0.46%
Nintendo Co., Ltd. (Japan)	2,300	545,428

Internet Retail–1.29%
Amazon.com, Inc.(b)	11,495	1,546,307

Internet Software & Services–7.11%
DivX, Inc.(b)	88,235	497,645

eBay Inc.(b)	45,500	1,071,070

Google Inc.–Class A(b)	8,927	5,534,562

VeriSign, Inc.(b)	23,788	576,621

Yahoo! Inc.(b)	49,973	838,547

		8,518,445

IT Consulting & Other Services–4.92%
Amdocs Ltd.(b)	44,071	1,257,346

Cognizant Technology Solutions Corp.–Class A(b)	102,322	4,635,186

		5,892,532

Other Diversified Financial Services–0.68%
BlueStream Ventures L.P. (Acquired 08/03/00-06/13/08; Cost $3,149,655)(d)(e)	—	808,731

Semiconductor Equipment–4.90%
Applied Materials, Inc.	136,270	1,899,604

ASML Holding N.V.–New York Shares (Netherlands)	66,591	2,270,087

Cymer, Inc.(b)	44,443	1,705,722

		5,875,413

Semiconductors–17.82%
Avago Technologies Ltd. (Singapore)(b)	99,281	1,815,850

Intel Corp.	188,998	3,855,559

Intersil Corp.–Class A	137,116	2,103,359

Marvell Technology Group Ltd.(b)	177,316	3,679,307

Microsemi Corp.(b)	126,482	2,245,056

ON Semiconductor Corp.(b)	226,582	1,996,187

Semtech Corp.(b)	73,731	1,254,164

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	152,568	1,745,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

	Shares	Value

Semiconductors–(continued)

Texas Instruments Inc.	39,027	$1,017,044

Xilinx, Inc.	65,169	1,633,135

		21,345,039

Systems Software–12.27%
Ariba Inc.(b)	138,846	1,738,352

Check Point Software Technologies Ltd. (Israel)(b)	112,268	3,803,640

Microsoft Corp.	148,828	4,537,766

Oracle Corp.	90,417	2,218,833

SonicWALL, Inc.(b)	156,125	1,188,111

Symantec Corp.(b)	67,878	1,214,337

		14,701,039

Technology Distributors–1.50%
Anixter International Inc.(b)	38,267	1,802,376

Wireless Telecommunication Services–1.07%
American Tower Corp.–Class A(b)	29,796	1,287,485

Total Common Stocks & Other Equity Interests (Cost $98,224,910)		115,408,236

Money Market Funds–3.45%
Liquid Assets Portfolio–Institutional Class(f)	2,064,600	2,064,600

Premier Portfolio–Institutional Class(f)	2,064,600	2,064,600

Total Money Market Funds (Cost $4,129,200)		4,129,200

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.79% (Cost $102,354,110)		119,537,436

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.25%
Liquid Assets Portfolio–Institutional Class (Cost $2,691,742)(f)(g)	2,691,742	2,691,742

TOTAL INVESTMENTS–102.04% (Cost $105,045,852)		122,229,178

OTHER ASSETS LESS LIABILITIES–(2.04)%		(2,444,142)

NET ASSETS–100.00%		$119,785,036

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	The Fund has a remaining commitment of $101,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2009 represented 0.68% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $98,224,910)*	$115,408,236

Investments in affiliated money market funds, at value and cost	6,820,942

Total investments, at value (Cost $105,045,852)	122,229,178

Cash	197,923

Foreign currencies, at value (Cost $11,521)	11,282

Receivables for:
Investments sold	122,314

Fund shares sold	106,767

Dividends	42,589

Investment for trustee deferred compensation and retirement plans	26,876

Total assets	122,736,929

Liabilities:
Payables for:
Fund shares reacquired	116,875

Collateral upon return of securities loaned	2,691,742

Accrued fees to affiliates	72,143

Accrued other operating expenses	29,603

Trustee deferred compensation and retirement plans	41,530

Total liabilities	2,951,893

Net assets applicable to shares outstanding	$119,785,036

Net assets consist of:
Shares of beneficial interest	$148,683,154

Undistributed net investment income	1,797,307

Undistributed net realized gain (loss)	(47,878,511)

Unrealized appreciation	17,183,086

$119,785,036

Net Assets:
Series I	$119,368,524

Series II	$416,512

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	9,049,012

Series II	32,090

Series I:
Net asset value per share	$13.19

Series II:
Net asset value per share	$12.98

*	At December 31, 2009, securities with an aggregate value of $2,614,064 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $19,361)	$718,413

Dividends from affiliated money market funds (includes securities lending income of $101,399)	120,189

Total investment income	838,602

Expenses:
Advisory fees	686,790

Administrative services fees	275,564

Custodian fees	8,306

Distribution fees — Series II	486

Transfer agent fees	30,347

Trustees’ and officers’ fees and benefits	22,783

Other	65,585

Total expenses	1,089,861

Less: Fees waived	(5,103)

Net expenses	1,084,758

Net investment income (loss)	(246,156)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(7,586,580)

Foreign currencies	(164,183)

Futures contracts	41,488

(7,709,275)

Change in net unrealized appreciation of:
Investment securities	49,727,675

Foreign currencies	90,866

49,818,541

Net realized and unrealized gain	42,109,266

Net increase in net assets resulting from operations	$41,863,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(246,156)	$60,765

Net realized gain (loss)	(7,709,275)	(5,883,278)

Change in net unrealized appreciation (depreciation)	49,818,541	(57,731,412)

Net increase (decrease) in net assets resulting from operations	41,863,110	(63,553,925)

Share transactions-net:
Series I	6,048,496	(23,694,566)

Series II	212,164	41,258

Net increase (decrease) in net assets resulting from share transactions	6,260,660	(23,653,308)

Net increase (decrease) in net assets	48,123,770	(87,207,233)

Net assets:
Beginning of year	71,661,266	158,868,499

End of year (includes undistributed net investment income of $1,797,307 and $16,648, respectively)	$119,785,036	$71,661,266

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

AIM V.I. Technology Fund

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into

AIM V.I. Technology Fund

contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

AIM V.I. Technology Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $5,103.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $225,564 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

AIM V.I. Technology Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$120,875,019	$545,428	$808,731	$122,229,178

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Index risk	$41,488

*	The average value of futures contracts outstanding during the period was $109,838.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $84,663.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,959 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM V.I. Technology Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2009 and 2008.

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$18,984,807

Net unrealized appreciation (depreciation) — other investments	(240)

Temporary book/tax differences	(41,398)

Post-October deferrals	(313,874)

Capital loss carryforward	(47,527,413)

Shares of beneficial interest	148,683,154

Total net assets	$119,785,036

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership interests.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $47,527,413 of capital loss carryforward in the fiscal year ending December 31, 2010
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$33,793,498

December 31, 2016	2,325,578

December 31, 2017	11,408,337

Total capital loss carryforward	$47,527,413

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $40,473,059 and $36,106,398, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$25,915,141

Aggregate unrealized (depreciation) of investment securities	(6,930,334)

Net unrealized appreciation of investment securities	$18,984,807

Cost of investments for tax purposes is $103,244,371.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and net operating losses, on December 31, 2009, undistributed net investment income was increased by $2,026,815, undistributed net realized gain (loss) was increased by $152,202,397 and shares of beneficial interest decreased by $154,229,212. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Technology Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	2,735,605	$28,624,111	1,720,789	$21,453,022

Series II	21,914	249,444	8,278	74,875

Reacquired:
Series I	(2,226,031)	(22,575,615)	(3,692,517)	(45,147,588)

Series II	(3,726)	(37,280)	(3,056)	(33,617)

Net increase (decrease) in share activity	527,762	$6,260,660	(1,966,506)	$(23,653,308)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
				Net gains					to average		to average net		Ratio of net
	Net asset	Net		(losses) on					net assets		assets without		investment
	value,	investment		securities (both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/09	$8.38	$(0.03	)(c)	$4.84	$4.81	$13.19	57.40%	$119,369	1.18	%(d)	1.19	%(d)	(0.27	)%(d)	42%
Year ended 12/31/08	15.10	0.01	(c)	(6.73)	(6.72)	8.38	(44.50)	71,546	1.15		1.16		0.05		81
Year ended 12/31/07	14.02	(0.06)		1.14	1.08	15.10	7.70	158,739	1.10		1.10		(0.38)		59
Year ended 12/31/06	12.69	(0.08)		1.41	1.33	14.02	10.48	173,321	1.12		1.12		(0.54)		116
Year ended 12/31/05	12.42	(0.07)		0.34	0.27	12.69	2.17	190,700	1.12		1.12		(0.60)		114

Series II
Year ended 12/31/09	8.26	(0.06	)(c)	4.78	4.72	12.98	57.14	417	1.43	(d)	1.44	(d)	(0.52	)(d)	42
Year ended 12/31/08	14.95	(0.02	)(c)	(6.67)	(6.69)	8.26	(44.75)	115	1.40		1.41		(0.20)		81
Year ended 12/31/07	13.91	(0.10)		1.14	1.04	14.95	7.48	130	1.35		1.35		(0.63)		59
Year ended 12/31/06	12.62	(0.12)		1.41	1.29	13.91	10.22	134	1.37		1.37		(0.79)		116
Year ended 12/31/05	12.39	(0.11)		0.34	0.23	12.62	1.86	142	1.37		1.37		(0.85)		114

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $91,378 and $194 for Series I and Series II shares, respectively.

AIM V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,290.60	$6.58	$1,019.46	$5.80	1.14%

Series II	1,000.00	1,289.00	8.19	1,018.05	7.22	1.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Technology Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers – (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds® Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

AIM V.I. Utilities Fund
Annual Report to Shareholders ▪ December 31, 2009
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Aim Distributors, Inc.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance
Performance summary
Due to their generally defensive nature, utilities stocks held up well in the early months of 2009 as the financial crisis roiled equity markets. However, that trend reversed abruptly following the markets’ March low. As a result, the utilities sector lagged the broad market as measured by the S&P 500 Index for the remainder of the year.
     Similarly, AIM V.I. Utilities Fund had positive returns for the 12 months ended December 31, 2009 — but it lagged the S&P 500 Index. Performance drivers were largely stock-specific, with the electric, gas and multi-utilities industries having the largest positive effect on the Fund’s results. The diversified telecommunication services industry detracted from the Fund’s returns.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	14.93%
Series II Shares	14.61
S&P 500 Index▼ (Broad Market Index)	26.47
Lipper VUF Utility Funds Category Average▼ (Peer Group)	22.30

▼	Lipper Inc.
How we invest
The Fund’s prior management team invested primarily in natural gas, electricity and telecommunication services companies based on empirical research of individual companies. Using fundamental analysis to focus on positive cash flows and predictable earnings, managers sought to identify strong balance sheets, competent management and sustainable dividends and distributions. Managers also looked for attractively valued companies that could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets.
     On January 23, 2009, we assumed responsibility for managing AIM V.I. Utilities Fund. We are committed to providing strategic exposure to a traditionally defensive and income-oriented asset class, and we manage the Fund using a total return approach — emphasizing capital appreciation, current income and capital preservation.
     In selecting investments, we focus on dividend-paying companies within the electric utility, natural gas, water and telecommunications industries. We emphasize companies with solid balance sheets and operational cash flows that support sustained or increasing dividends. Fundamental research and financial statement analysis are the backbone of our bottom-up investment process. Using a variety of valuation techniques, we estimate the potential return over a two-year investment period. We construct the portfolio to provide what we consider to be the best combination of price appreciation potential, dividend income and risk profile. The Fund typically maintains full sector exposure, and we manage risk by maintaining an average of 30-50 positions, low turnover and a rigorous sell discipline.
Market conditions and your Fund
The year covered by this report was characterized by two dramatically different market environments. In early 2009, equity markets declined sharply as credit markets froze and risk premiums rose dramatically in response to the global recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to liquidity improved and market valuations in both the credit and equity markets recovered from the March 2009 lows.
     Major equity indexes generated positive returns for the year.1 Economically sensitive sectors such as information technology (IT), consumer discretionary and materials had the highest returns, while the traditionally defensive telecommunication services and utilities sectors had the lowest returns overall.1 Many utilities companies were negatively affected by reduced industrial and residential demand as a result of the weak economy.
     The largest contributor to Fund performance was CMS Energy in the multi-utilities industry. The company’s Michigan-based subsidiary, Consumers Energy, benefited from recent energy reforms that produced a more favorable rate structure for the state’s regulated utility companies.
     Oil and gas producer Williams Companies also had a positive effect on the Fund’s results. Largely exploration and production-driven, the company was affected considerably by natural gas prices, which depressed corporate earnings for much of the year. However, within Williams’ pipeline business, higher volumes and lucrative hedges offset some of this impact. In the fourth quarter of 2009, the company raised its estimate for full-year 2009 earnings, and reiterated its projections for higher gas prices in 2010.
Portfolio Composition
By sector

Utilities	86.0%
Telecommunication Services	5.1
Energy	3.6
Money Market Funds Plus Other Assets Less Liabilities	5.3
Top 10 Equity Holdings*

1. Entergy Corp.	4.7%
2. CMS Energy Corp.	4.4
3. PG&E Corp.	4.4
4. FirstEnergy Corp.	4.3
5. Dominion Resources, Inc.	4.1
6. PPL Corp.	4.0
7. Edison International	4.0
8. Xcel Energy, Inc.	3.7
9. American Electric Power Co., Inc.	3.6
10. ONEOK, Inc.	3.6

Total Net Assets	$72.4 million

Total Number of Holdings*	31
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
AIM V.I. Utilities Fund

     Gas utility ONEOK raised its dividend during the year and was a top contributor to Fund returns. Despite weakness in a number of its business units due to lower commodity prices, new pipeline capacity increased gathering and processing volumes and provided a consistent source of cash flows. The company’s multi-year expansion plan includes further increases in pipeline capacity, which we believe may provide additional earnings.
     Alaska Communications Systems, a provider of wireless, broadband, long-distance and local phone service in Alaska, was the largest detractor from Fund performance. Concerns about the company’s future subscriber growth and profitability in the face of the weakening Alaskan economy and increased competition were exacerbated by the company’s weakening balance sheet. Declining cash flow and weakening credit trends caused us to question the company’s ability to meet required capital expenditure needs; as a result, we sold our position in the stock.
     Another detractor from Fund performance was Ameren, a public utility company. Early in 2009, the company reduced its 2009 earnings guidance, and in an effort to enhance financial strength and flexibility, the company announced a dividend reduction of approximately 39%. We eliminated our position during the year.
     Exelon, one of the largest nuclear power generators in the U.S., also detracted from Fund performance. A failed takeover attempt of NRG Energy and the strategic direction of the company weighed on shares for much of the year. Sensitivity to falling natural gas prices also contributed to weakness.
     During the year, we made a number of modest changes to the Fund’s positioning, which included reducing exposure to the telecommunications industry and emphasizing regulated over non-regulated utilities, given the relatively attractive valuations of regulated utilities. At the end of the year, the Fund’s largest industry allocations were in the electric, natural gas and multi-utilities industries.
     At the close of 2009, there were a number of competing issues for the utilities sector. On the positive side, lower commodity prices benefited regulated utilities as they were better able to manage their input costs. Additionally, the country’s outdated electric system will require ongoing infrastructure improvements that may provide opportunities for increased efficiency. However, utilities were not completely immune to the economic cycle.
     For the first time in many years, both residential and industrial customers reduced their electric consumption during 2009. This demand destruction, combined with tighter credit markets, caused utility companies to reassess their capital expenditure plans. While maintenance and environmental improvements were still expected, discretionary spending plans were constrained.
     We would like to thank you for your continued investment in AIM V.I. Utilities Fund. We are committed to providing investors strategic exposure to a traditionally defensive and income-oriented asset class through our total return approach.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM V.I. Utilities Fund. She has worked in the investment industry since 1987 and joined Invesco Aim in 1991. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Davis Paddock
Chartered Financial Analyst, portfolio manager, is co-manager of AIM V.I. Utilities Fund. He joined Invesco Aim in 2001. Mr. Paddock earned his B.A. and M.B.A. from The University of Texas at Austin.
Assisted by the Utilities Team
AIM V.I. Utilities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund data from 12/30/94, index data from 12/31/94

1   Lipper Inc.
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
Average Annual Total Returns
As of 12/31/09

Series I Shares
Inception (12/30/94)	6.49%
10 Years	1.24
5 Years	6.57
1 Year	14.93

Series II Shares
10 Years	0.99%
5 Years	6.32
1 Year	14.61
Series II shares’ inception date is April 30, 2004. Returns since that date are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is December 30, 1994. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.96% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     AIM V.I. Utilities Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco Aim automated information line, 866 702 4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2011. See current prospectus for more information.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
AIM V.I. Utilities Fund

AIM V.I. Utilities Fund’s investment objectives are capital growth and income.
■ Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■ Unless otherwise noted, all data provided by Invesco.
Principal risks of investing in the Fund
Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
     Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
     There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
     The prices of securities held by the Fund may decline in response to market risks.
     The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
     Government regulation, difficulty in obtaining adequate financing and investment return, environmental issues, fuel prices for generation of electricity, natural gas availability, power marketing and trading risks, and risks associated with nuclear power facilities may adversely affect the market value of the Fund’s holdings.
     Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Lipper VUF Utility Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Utility Funds category.
     The S&P 500 Utilities Index is an unmanaged index considered representative of the utilities market. On May 1, 2010, the Fund will adopt the S&P 500 Utilities Index as its style-specific index because we believe it more closely reflects the performance of the type of securities in which the Fund invests.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
AIM V.I. Utilities Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks–94.65%
Electric Utilities–44.03%
American Electric Power Co., Inc.	75,518	$2,627,271

Duke Energy Corp.	126,045	2,169,235

E.ON AG (Germany)	54,422	2,268,893

Edison International	82,310	2,862,742

Entergy Corp.	41,255	3,376,309

Exelon Corp.	48,299	2,360,372

FirstEnergy Corp.	66,755	3,100,770

FPL Group, Inc.	32,955	1,740,683

Northeast Utilities	51,749	1,334,607

Pepco Holdings, Inc.	145,565	2,452,770

Portland General Electric Co.	110,188	2,248,937

PPL Corp.	89,810	2,901,761

Southern Co.	72,731	2,423,397

		31,867,747

Gas Utilities–10.96%
AGL Resources Inc.	62,907	2,294,218

EQT Corp.	25,461	1,118,247

ONEOK, Inc.	58,078	2,588,537

Questar Corp.	28,969	1,204,241

UGI Corp.	29,949	724,466

		7,929,709

Independent Power Producers & Energy Traders–2.91%
NRG Energy, Inc.(b)	89,264	2,107,523

Integrated Telecommunication Services–5.10%
AT&T Inc.	61,369	1,720,173

Verizon Communications Inc.	59,436	1,969,115

		3,689,288

Multi-Utilities–28.08%
CMS Energy Corp.	203,799	3,191,492

Dominion Resources, Inc.	77,162	3,003,145

National Grid PLC (United Kingdom)	219,056	2,395,522

PG&E Corp.	71,277	3,182,518

Public Service Enterprise Group Inc.	65,172	2,166,969

Sempra Energy	43,756	2,449,461

Wisconsin Energy Corp.	25,384	1,264,885

Xcel Energy, Inc.	125,730	2,667,991

		20,321,983

Oil & Gas Storage & Transportation–3.57%
El Paso Corp.	83,283	818,672

Williams Cos., Inc. (The)	83,881	1,768,211

		2,586,883

Total Common Stocks (Cost $58,534,199)		68,503,133

Money Market Funds–5.14%
Liquid Assets Portfolio–Institutional Class(c)	1,859,705	1,859,705

Premier Portfolio–Institutional Class(c)	1,859,705	1,859,705

Total Money Market Funds (Cost $3,719,410)		3,719,410

TOTAL INVESTMENTS–99.79% (Cost $62,253,609)		72,222,543

OTHER ASSETS LESS LIABILITIES–0.21%		150,513

NET ASSETS–100.00%		$72,373,056

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Utilities Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $58,534,199)	$68,503,133

Investments in affiliated money market funds, at value and cost	3,719,410

Total investments, at value (Cost $62,253,609)	72,222,543

Receivables for:
Fund shares sold	24,072

Dividends	272,611

Investment for trustee deferred compensation and retirement plans	33,862

Total assets	72,553,088

Liabilities:
Payables for:
Fund shares reacquired	44,903

Amount due custodian	14,758

Accrued fees to affiliates	44,079

Accrued other operating expenses	30,401

Trustee deferred compensation and retirement plans	45,891

Total liabilities	180,032

Net assets applicable to shares outstanding	$72,373,056

Net assets consist of:
Shares of beneficial interest	$64,041,081

Undistributed net investment income	2,314,631

Undistributed net realized gain (loss)	(3,957,446)

Unrealized appreciation	9,974,790

$72,373,056

Net Assets:
Series I	$70,671,028

Series II	$1,702,028

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	4,871,631

Series II	117,988

Series I:
Net asset value per share	$14.51

Series II:
Net asset value per share	$14.43

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $17,771)	$3,015,008

Dividends from affiliated money market funds	7,676

Total investment income	3,022,684

Expenses:
Advisory fees	423,507

Administrative services fees	208,871

Custodian fees	8,163

Distribution fees — Series II	3,931

Transfer agent fees	19,390

Trustees’ and officers’ fees and benefits	22,345

Professional services fees	40,280

Other	10,215

Total expenses	736,702

Less: Fees waived	(79,410)

Net expenses	657,292

Net investment income	2,365,392

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,578,691)

Foreign currencies	12,432

(3,566,259)

Change in net unrealized appreciation of:
Investment securities	9,981,917

Foreign currencies	921

9,982,838

Net realized and unrealized gain	6,416,579

Net increase in net assets resulting from operations	$8,781,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Utilities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$2,365,392	$3,211,845

Net realized gain (loss)	(3,566,259)	1,506,366

Change in net unrealized appreciation (depreciation)	9,982,838	(52,819,002)

Net increase (decrease) in net assets resulting from operations	8,781,971	(48,100,791)

Distributions to shareholders from net investment income:
Series I	(3,146,581)	(2,992,914)

Series II	(69,727)	(56,469)

Total distributions from net investment income	(3,216,308)	(3,049,383)

Distributions to shareholders from net realized gains:
Series I	(793,124)	(10,996,910)

Series II	(19,073)	(235,824)

Total distributions from net realized gains	(812,197)	(11,232,734)

Share transactions-net:
Series I	(14,677,265)	(13,874,354)

Series II	(124,013)	(362,485)

Net increase (decrease) in net assets resulting from share transactions	(14,801,278)	(14,236,839)

Net increase (decrease) in net assets	(10,047,812)	(76,619,747)

Net assets:
Beginning of year	82,420,868	159,040,615

End of year (includes undistributed net investment income of $2,314,631 and $3,155,248, respectively)	$72,373,056	$82,420,868

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM V.I. Utilities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objectives are capital growth and income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

AIM V.I. Utilities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM V.I. Utilities Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
Government regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund’s holdings.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets, through at least April 30, 2011. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes;

AIM V.I. Utilities Fund

(3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $79,410.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2009, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2009, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $158,871 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$67,558,128	$4,664,415	$—	$72,222,543

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

AIM V.I. Utilities Fund

and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,943 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$3,218,442	$3,099,788

Long-term capital gain	810,063	11,182,329

Total distributions	$4,028,505	$14,282,117

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$2,362,820

Net unrealized appreciation — investments	9,656,738

Net unrealized appreciation — other investments	5,856

Temporary book/tax differences	(48,189)

Capital loss carryforward	(3,645,250)

Shares of beneficial interest	64,041,081

Total net assets	$72,373,056

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$3,645,250

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $9,260,915 and $28,070,307, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,786,794

Aggregate unrealized (depreciation) of investment securities	(3,130,056)

Net unrealized appreciation of investment securities	$9,656,738

Cost of investments for tax purposes is $62,565,805.

AIM V.I. Utilities Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and net operating losses, on December 31, 2009, undistributed net investment income was increased by $10,299, undistributed net realized gain (loss) was increased by $909,343 and shares of beneficial interest decreased by $919,642. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Series I	609,839	$8,004,977	1,346,697	$28,997,020

Series II	12,671	166,300	26,485	551,996

Issued as reinvestment of dividends:
Series I	276,664	3,939,705	1,077,799	13,989,824

Series II	6,267	88,800	22,659	292,293

Reacquired:
Series I	(2,046,142)	(26,621,947)	(2,890,405)	(56,861,198)

Series II	(30,065)	(379,113)	(58,398)	(1,206,774)

Net increase (decrease) in share activity	(1,170,766)	$(14,801,278)	(475,163)	$(14,236,839)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. Utilities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/09	$13.38	$0.45	$1.53	$1.98	$(0.68)	$(0.17)	$(0.85)	$14.51	14.93%	$70,671	0.93	%(d)	1.04	%(d)	3.35	%(d)	14%
Year ended 12/31/08	23.97	0.52	(8.36)	(7.84)	(0.59)	(2.16)	(2.75)	13.38	(32.35)	80,704	0.93		0.96		2.53		15
Year ended 12/31/07	21.23	0.47	3.94	4.41	(0.47)	(1.20)	(1.67)	23.97	20.64	155,748	0.93		0.94		1.97		30
Year ended 12/31/06	17.83	0.47	4.06	4.53	(0.70)	(0.43)	(1.13)	21.23	25.46	139,080	0.93		0.96		2.40		38
Year ended 12/31/05	15.61	0.42	2.21	2.63	(0.41)	—	(0.41)	17.83	16.83	114,104	0.93		0.96		2.49		49

Series II
Year ended 12/31/09	13.30	0.41	1.52	1.93	(0.63)	(0.17)	(0.80)	14.43	14.61	1,702	1.18	(d)	1.29	(d)	3.10	(d)	14
Year ended 12/31/08	23.80	0.46	(8.28)	(7.82)	(0.52)	(2.16)	(2.68)	13.30	(32.51)	1,717	1.18		1.21		2.28		15
Year ended 12/31/07	21.12	0.41	3.91	4.32	(0.44)	(1.20)	(1.64)	23.80	20.32	3,293	1.18		1.19		1.72		30
Year ended 12/31/06	17.76	0.42	4.06	4.48	(0.69)	(0.43)	(1.12)	21.12	25.25	2,462	1.18		1.21		2.15		38
Year ended 12/31/05	15.57	0.38	2.20	2.58	(0.39)	—	(0.39)	17.76	16.55	801	1.18		1.21		2.24		49

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $69,012 and $1,572 for Series I and Series II shares, respectively.

AIM V.I. Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V. I. Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2010
Houston, Texas

AIM V.I. Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
Series I	$1,000.00	$1,146.70	$5.03	$1,020.52	$4.74	0.93%

Series II	1,000.00	1,145.20	6.38	1,019.26	6.01	1.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$810,063
Corporate Dividends Received Deduction*	100.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

AIM V.I. Utilities Fund

Trustees and Officers
The address of each trustee and officer of AIM Variable Insurance Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2004	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2004	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)

		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Aim Distributors, Inc. 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Aim Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-2

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal		Provided for fiscal
	Services Rendered to	year end 2009	Fees Billed for	year end 2008
	the Registrant for	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	fiscal	Pre-Approval	the Registrant for	Pre-Approval
	year end 2009	Requirement(1)	fiscal year end 2008	Requirement(1)
Audit Fees	$556,364	N/A	$569,248	N/A
Audit-Related Fees(2)	$0	0%	$5,500	0%
Tax Fees(3)	$75,879	0%	$85,297	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$632,243	0%	$660,045	0%
PWC billed the Registrant aggregate non-audit fees of $75,879 for the fiscal year ended 2009, and $90,797 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related Fees for the fiscal year ended December 31, 2008 includes fees billed for completing agreed-upon procedures related to reorganization transactions.

(3)	Tax Fees for the fiscal year end December 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by Principal Accountant Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2009 That Were	Provided for fiscal year	2008 That Were	Provided for fiscal year
	Required	end 2009 Pursuant to	Required	end 2008 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.
PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.
It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.
PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.
Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of December 15, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2009, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: February 26, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: February 26, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: February 26, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.